UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES EXCHANGE ACT OF 1934
(Amendment No. 1)
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WATFORD HOLDINGS LTD.
(Name of Registrant as Specified In Its Charter)

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PRELIMINARY PROXY STATEMENT—SUBJECT TO COMPLETION
DATED FEBRUARY 1, 2021

Waterloo House, 1st Floor
100 Pitts Bay Road
Pembroke HM 08, Bermuda
[•], 2021
Dear Shareholder:
We cordially invite you to attend a special general meeting (the “Special Meeting”) of the shareholders of Watford Holdings Ltd. (the “Company,” “Watford” or “we,” “us” and “our”) to be held on [•], 2021 starting at [•] Atlantic time, at our offices at 100 Pitts Bay Road, 1st Floor, Pembroke HM 08, Bermuda.
At the Special Meeting, the holders of our common shares and our preference shares will be asked to consider and vote on the Agreement and Plan of Merger, dated as of October 9, 2020 (as amended by Amendment No. 1 thereto, dated November 2, 2020, the “Merger Agreement”), among the Company, Arch Capital Group Ltd. (“Arch”) and Greysbridge Ltd. (“Merger Sub”), which is a wholly-owned subsidiary of Arch, and on the statutory merger agreement that is an exhibit to the Merger Agreement. Arch has assigned its rights under the Merger Agreement to Greysbridge Holdings Ltd. (“Holdco”), a newly-formed company organized by Arch for the purpose of facilitating the merger. However, as provided in the Merger Agreement, Arch remains contractually responsible for the performance of its obligations under the Merger Agreement.
The Merger Agreement provides that, subject to our shareholders approving the Merger Agreement and subject to certain other conditions, Merger Sub will be merged with and into the Company, with the Company surviving the merger as a wholly-owned subsidiary of Holdco (the “Merger”) and, at the effective time of the Merger (the “Effective Time”), (i) each holder of common shares of the Company, $0.01 par value per share (the “common shares”), issued and outstanding immediately prior to the Effective Time (other than any common shares that are owned by the Company as treasury shares or by Arch, Merger Sub or any of their respective direct or indirect wholly-owned subsidiaries) will be entitled to receive, with respect to each such common share, $35.00 in cash, without interest and (ii) each of the 8½% Cumulative Redeemable Preference Shares of the Company, $0.01 par value per share (the “preference shares”), issued and outstanding immediately prior to the Effective Time will continue as a preference share of the surviving company and will be entitled to the same dividend and other relative rights, preferences, limitations and restrictions as currently apply to the preference shares. Our common shares are currently quoted on the Nasdaq Global Select Market under the symbol “WTRE.” Our preference shares are currently quoted on the Nasdaq Global Select Market under the symbol “WTREP.”
We are soliciting proxies for use at the Special Meeting or any adjournment thereof to consider and vote upon a proposal to approve the Merger Agreement, the statutory merger agreement and the Merger (the “Merger Proposal”).
Our board of directors (the “Board” or “board of directors”) has carefully reviewed and considered the terms and conditions of the Merger Agreement and the transactions contemplated by the Merger Agreement, including the merger. Our Board has (1) determined that the Merger Agreement, the statutory merger agreement and the transactions contemplated thereby, including the Merger, are fair to, and in the best interests of, the Company and our shareholders (other than Arch and its subsidiaries), (2) approved the Merger Agreement, the statutory merger agreement and the Merger, and (3) resolved to recommend that our shareholders approve the Merger Agreement, the statutory merger agreement and the merger.
Two members of our board of directors were appointed to serve on our board by Arch (the “Arch Directors”). The Arch Directors did not participate in the Board’s deliberations relating to the Merger Agreement, the statutory merger agreement and the transactions contemplated thereby, and did not participate in the vote to approve the Merger Agreement, the statutory merger agreement or the merger.

At the Special Meeting, shareholders also will be asked to vote on proposals to approve (i) on an advisory (non-binding) basis, as required by the rules of the Securities and Exchange Commission, the compensation that may be paid or become payable to the Company’s named executive officers in connection with the Merger, as described in the accompanying proxy statement (the “Compensation Advisory Proposal”) and (ii) an adjournment of the Special Meeting, if necessary or appropriate, to solicit additional proxies, in the event that there are insufficient votes to approve the Merger Proposal at the Special Meeting (the “Adjournment Proposal”).
Holders of common shares will be entitled to vote on all three proposals. Holders of preference shares will be entitled to vote on the Merger Proposal and the Adjournment Proposal. The affirmative vote of shares carrying not less than 50% of the total voting rights of all issued and outstanding common shares and preference shares, voting together as a single class, will be required to approve the Merger Proposal. Arch and Enstar, our two largest shareholders, have entered into separate voting and support agreements pursuant to which they have agreed to vote such shares in favor of the Merger Proposal. Our board of directors recommends that the Company’s shareholders vote “FOR” the Merger Proposal, “FOR” the Compensation Advisory Proposal and “FOR” the Adjournment Proposal.
The accompanying proxy statement provides you with detailed information about the Special Meeting, the Merger Agreement, the Merger and the Compensation Advisory Proposal. A copy of the Merger Agreement is attached as Annex A to the accompanying proxy statement. A copy of the statutory merger agreement is included as Exhibit A to the Merger Agreement attached as Annex A to the proxy statement. Your vote is important. We urge all shareholders to read the proxy statement and the documents included with the proxy statement carefully and in their entirety and to vote your shares by proxy as soon as possible prior to the Special Meeting.
Thank you for your support of Watford Holdings Ltd.
Important note regarding the COVID-19 pandemic: Our bye-laws prohibit us from conducting a virtual meeting of our shareholders if any of our shareholders who are based in the United States participate in the meeting. In order to allow all of our shareholders an equal opportunity to participate in the Special Meeting, we intend to hold the Special Meeting in person. Although shareholders of record will be entitled to attend the Special Meeting and vote in person, in light of the rapidly changing COVID-19 pandemic, attendance in person may be discouraged or prohibited by government regulations or action or based on general health and safety considerations. Your vote is important and, regardless of whether you plan to attend the Special Meeting in person, we encourage you to review the proxy materials and vote your shares by proxy as soon as possible prior to the Special Meeting. We expect that, if we are prevented by governmental action from holding the Special Meeting in person, we will postpone the Special Meeting.
Sincerely,

Walter Harris Chairman of the Board	Jonathan Levy Chief Executive Officer
The proxy statement is dated [•], 2021, and is first being mailed to Watford’s shareholders on or about [•], 2021.
NONE OF THE SECURITIES AND EXCHANGE COMMISSION, ANY STATE SECURITIES COMMISSION, THE REGISTRAR OF COMPANIES IN BERMUDA OR THE BERMUDA MONETARY AUTHORITY HAS APPROVED OR DISAPPROVED THE MERGER, PASSED UPON THE MERITS OR FAIRNESS OF THE MERGER AGREEMENT OR THE TRANSACTIONS CONTEMPLATED THEREBY, INCLUDING THE MERGER, OR PASSED UPON THE ADEQUACY OR ACCURACY OF THE INFORMATION CONTAINED IN THIS PROXY STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

PRELIMINARY PROXY STATEMENT—SUBJECT TO COMPLETION
DATED FEBRUARY 1, 2021

Waterloo House, 1st Floor
100 Pitts Bay Road
Pembroke HM 08, Bermuda
Notice of Special General Meeting of Shareholders
To Our Shareholders:
Watford Holdings Ltd. (the “Company,” “Watford” or “we,” “us” and “our”) will hold a special general meeting (the “Special Meeting”) on [•], 2021, starting at [•] Atlantic time at our offices at 100 Pitts Bay Road, 1st Floor, Pembroke HM 08, Bermuda. The matters to be considered and acted upon at the Special Meeting, which are described in detail in the accompanying materials, are:
1.
To consider and vote on a proposal to approve and adopt the Agreement and Plan of Merger, dated as of October 9, 2020, as amended by Amendment No. 1 thereto dated November 2, 2020 (the “Merger Agreement”), and the related statutory merger agreement, by and among the Company, Arch Capital Group Ltd. (“Arch”), a Bermuda exempted company, and Greysbridge Ltd. (“Merger Sub”), a Bermuda exempted company limited by shares and wholly-owned subsidiary of Holdco (as defined below), and the transactions contemplated thereby, including the merger (the “Merger Proposal”);

2.
To approve, on an advisory (non-binding) basis, specified compensation that may become payable to the named executive officers of the Company in connection with the merger (the “Compensation Advisory Proposal”);

3.
To approve the adjournment of the Special Meeting, if necessary, to solicit additional proxies if there are insufficient votes at the time of the Special Meeting to approve the Merger Proposal (the “Adjournment Proposal”); and

4.	To act upon any other business that may properly come before the Special Meeting or any adjournment or postponement thereof.
The Merger Agreement and the merger are more fully described in the accompanying proxy statement, which you should read carefully in its entirety before voting. Arch has assigned its rights under the Merger Agreement to Greysbridge Holdings Ltd. (“Holdco”), a newly-formed company organized by Arch for the purpose of facilitating the merger, however, as provided in the Merger Agreement, Arch remains contractually responsible for the performance of its obligations under the Merger Agreement.
Two members of our board of directors were appointed to serve on our board by Arch (the “Arch Directors”). The Arch Directors did not participate in any deliberations of our board of directors or any committee thereof relating to the Merger Agreement, the statutory merger agreement and the transactions contemplated thereby, and did not participate in the vote to approve the Merger Agreement, the statutory merger agreement or the merger.
Our board of directors has fixed the close of business on [•], 2021 as the record date used to determine the shareholders entitled to notice of, and to vote at, the Special Meeting and any adjournment thereof. Only holders of our common shares or preference shares at the close of business on the record date are entitled to vote at the Special Meeting.
Our board of directors has approved the Merger Agreement, the statutory merger agreement, the merger and the other transactions contemplated by the Merger Agreement and has determined that the Merger Agreement, the merger and the other transactions contemplated by the Merger Agreement are fair to, and in the best interests of, the Company and our shareholders (other than Arch and its affiliates).

OUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE MERGER PROPOSAL, “FOR” THE COMPENSATION ADVISORY PROPOSAL AND “FOR” THE ADJOURNMENT PROPOSAL.
Our bye-laws prohibit us from conducting a virtual meeting of our shareholders if any of our shareholders who are based in the United States participate in the meeting. In order to allow all of our shareholders an equal opportunity to participate in the Special Meeting, we intend to hold the Special Meeting in person. Although shareholders of record will be entitled to attend the Special Meeting and vote in person, in light of the rapidly changing COVID-19 pandemic, attendance in person may be discouraged or prohibited by government regulations or action or based on general health and safety considerations. We expect that, if we are prevented by governmental action from holding the Special Meeting in person, we will postpone the Special Meeting.
Whether or not you plan to attend the Special Meeting in person, please complete, date, sign and return, as promptly as possible, the enclosed proxy card in the enclosed prepaid envelope, or submit your proxy through the Internet or by telephone by following the instructions in the enclosed proxy materials. Properly executed and dated proxy cards with no instructions indicated on the proxy card will be voted FOR approval of the Merger Proposal, FOR approval of the Compensation Advisory Proposal and FOR approval of the Adjournment Proposal.
Your vote is very important, regardless of the number of shares you own. Approval of the Merger Proposal is necessary to complete the merger. The Merger Proposal cannot be approved (and the merger cannot be completed) without the affirmative vote of shares carrying not less than 50% of the total voting rights of all issued and outstanding common shares and preference shares, voting together as a single class. Holders of common shares and preference shares each have one vote per share. A quorum of two or more persons present in person at the start of the Special Meeting and representing in person or by proxy in excess of 50% of the total voting rights of all issued and outstanding common and preference shares in the Company is required for the Merger Proposal to be put to a vote at the Special Meeting. If you fail to attend the Special Meeting or submit your proxy, your shares will not be counted when determining whether a quorum is present at the Special Meeting.
You may revoke your proxy at any time before the vote at the Special Meeting by following the procedures outlined in the enclosed proxy statement. If you are a shareholder of record, attend the Special Meeting and wish to vote in person, you may revoke your proxy and vote in person (subject to any COVID-19 related restrictions).
If you are a shareholder who holds your common shares and/or preference shares, as applicable, in “street name” through a broker, bank or other nominee, please be aware that you will need to follow the directions provided by such broker, bank or nominee regarding how to instruct it to vote your common shares at the Special Meeting.
By order of the Board of Directors,

Shane Reynolds

For and on behalf of Conyers Corporate Services (Bermuda) Limited Secretary

Page
SUMMARY TERM SHEET	1
The Parties to the Merger and Their Principal Affiliates	1
The Merger Proposal	2
Record Date and Quorum (Page [68])	3
Required Shareholder Votes for the Merger (Page [68])	3
Conditions to the Merger (Page [72])	4
Expected Timing of the Merger	5
Governmental Approvals	5
Purpose and Reasons of the Company for the Merger; Position of the Company as to Fairness of the Merger; Recommendation of the Board of Directors (Page [29])	5
Opinion of Morgan Stanley & Co. LLC (Page [35] and Annex D)	6
Purposes and Reasons of the Purchaser Filing Persons for the Merger (Page [43])	6
Certain Effects of the Merger (Page [50])	6
Treatment of Company Equity Awards (Page [74])	7
Interests of the Company’s Directors and Executive Officers in the Merger (Page [51])	7
Voting and Support Agreements (Page [58])	7
Certain U.S. Federal Income Tax Consequences of the Merger (Page [59])	8
Litigation Relating to the Merger (Page [64])	9
Appraisal Rights (Page [59] and Annex E)	9
No Solicitation; No Adverse Recommendation Change (Page [81])	9
Financing (Page [57])	10
Termination (Page [87])	10
Termination Fee (Page [88])	11
QUESTIONS AND ANSWERS ABOUT THE SPECIAL GENERAL MEETING AND THE MERGER	13
SPECIAL FACTORS	19
Background of the Merger	19
Purpose and Reasons of the Company for the Merger; Position of the Company as to Fairness of the Merger; Recommendation of the Board of Directors	29
Opinion of Morgan Stanley & Co. LLC	35
Projected Financial Information	41
Purposes and Reasons of the Purchaser Filing Persons for the Merger	43
Position of the Purchaser Filing Persons as to Fairness of the Merger	44
Plans for the Company After the Merger	50
Certain Effects of the Merger	50
Interests of the Company’s Directors and Executive Officers in the Merger	51
Financing	57
Voting and Support Agreements	58
Appraisal Rights	59
Certain U.S. Federal Income Tax Consequences of the Merger	59
Regulatory Approvals	63
Fees and Expenses	64
Litigation Relating to the Merger	64
i

ii

iii

SUMMARY TERM SHEET
This Summary Term Sheet discusses certain material information contained in this proxy statement, including with respect to the Agreement and Plan of Merger, dated as of October 9, 2020, by and among Watford Holdings Ltd. (the “Company,” “Watford” or “we,” “us” and “our”), a Bermuda exempted company, Arch Capital Group Ltd. (“Arch”), a Bermuda exempted company limited by shares, and Greysbridge Ltd. (“Merger Sub”), a Bermuda exempted company limited by shares and a wholly-owned subsidiary of Arch (the “Initial Merger Agreement,” and as amended by Amendment No. 1, dated November 2, 2020 (“Amendment No. 1”), the “Merger Agreement”). We encourage you to carefully read this entire proxy statement, including its annexes and the documents referred to or incorporated by reference in this proxy statement, as this Summary Term Sheet may not contain all of the information that may be important to you. Each item in this Summary Term Sheet includes page references directing you to a more complete description of that item in this proxy statement.
Arch has assigned its rights under the Merger Agreement to Greysbridge Holdings Ltd. (“Holdco”), however, as provided in the Merger Agreement, Arch remains contractually responsible for the performance of its obligations under the Merger Agreement. If the merger is completed, all of the surviving company’s common shares will be owned by Holdco, and Holdco will be owned by Arch Reinsurance Limited, a wholly owned subsidiary of Arch (“ARL”), certain investment funds managed by Kelso & Company (“Kelso”) and certain investment funds managed by Warburg Pincus LLC (“Warburg Pincus”).
Two members of our current board of directors were appointed to serve on our board by Arch (the “Arch Directors”). The Arch Directors did not participate in the Board’s or any Board committee’s deliberations relating to the Merger Agreement, the statutory merger agreement or any transaction contemplated by either agreement (including the merger), and did not participate in the vote to approve the Merger Agreement, the statutory merger agreement, or any transaction contemplated by either agreement (including the merger). Accordingly, as used in this summary, references to the “Board” or the “board of directors” or the “transaction committee” or to any action taken by “directors” of the Company or any recommendation made by the “Board” or “board of directors” means the board of directors or Watford’s transaction committee acting without the participation of the Arch Directors.
The Parties to the Merger and Their Principal Affiliates
Watford Holdings Ltd.
Watford Holdings Ltd. is a Bermuda exempted company that was formed in 2013. Watford is a global property and casualty (“P&C”) insurance and reinsurance company with approximately $1.1 billion in capital as of September 30, 2020 and with operations in Bermuda, the United States and Europe. For information about the Company, see “Important Information Regarding the Company—Company Background” beginning on page [93].
The principal executive office of Watford Holdings Ltd. is located at Waterloo House, 1st Floor, 100 Pitts Bay Road, Pembroke HM 08, Bermuda.
Additional information about Watford is contained in its public filings, certain of which are incorporated by reference into this proxy statement. See “Where You Can Find Additional Information” beginning on page [116].
Arch Capital Group Ltd. and Certain Affiliates
Arch Capital Group Ltd., a Bermuda exempted company limited by shares (“ACGL” or “Arch”), with approximately $15.2 billion in capital at September 30, 2020, provides insurance, reinsurance and mortgage insurance on a worldwide basis through its wholly-owned subsidiaries. Certain of Arch’s subsidiaries manage Watford’s insurance and reinsurance underwriting operations and part of Watford’s investment grade portfolio. Arch Reinsurance Ltd., a Bermuda exempted company limited by shares (“ARL” or “Arch Re Bermuda”), is a wholly owned direct subsidiary of ACGL. ARL owns 2,500,000 shares (or approximately 12.6%) of Watford’s outstanding common shares. Gulf Reinsurance Limited, a company limited by shares incorporated in the United Arab Emirates (“Gulf Re”), is a wholly owned indirect subsidiary of ACGL. Gulf Re owns 141,985 shares (or approximately 6.6%) of Watford’s outstanding preference shares. The registered offices of ACGL and ARL are located at Clarendon House, 2 Church Street, Hamilton HM 11, Bermuda. The registered offices of Gulf Re are located at Unit 304, Level 3, Park Towers, Dubai International Financial Centre, Dubai, 506766, United Arab Emirates.

See “The Parties to the Merger and Their Principal Affiliates—Arch Capital Group Ltd. and Certain Affiliates” beginning on page [1] and “Important Information Regarding the Arch Filing Persons” beginning on page [100].
Merger Sub
Greysbridge Ltd. (“Merger Sub”), a newly formed Bermuda exempted company limited by shares and a wholly-owned direct subsidiary of ACGL, has been organized by ACGL for the sole purpose of facilitating the merger. Merger Sub has not engaged in any business other than in connection with the merger. Merger Sub’s corporate existence will terminate upon consummation of the merger. The registered office of Merger Sub is c/o Carey Olsen Services Bermuda Limited, 2nd Floor, Atlantic House, 11 Par-la-Ville Road, Hamilton HM 11, Bermuda. See “The Parties to the Merger and Their Principal Affiliates—Greysbridge Ltd.” beginning on page [67] and “Important Information Regarding the Arch Filing Persons” beginning on page [100].
Greysbridge Holdings Ltd.
Greysbridge Holdings Ltd. (“Holdco”), a newly formed Bermuda exempted company limited by shares and a wholly-owned indirect subsidiary of ACGL, has been organized by ACGL for the purpose of facilitating the merger and other related transactions. Arch has assigned its rights under the Merger Agreement to Holdco, however, as provided in the Merger Agreement, Arch remains contractually responsible for the performance of its obligations under the Merger Agreement. Holdco has not engaged in any business other than in connection the merger and related transactions. The registered office of Holdco is c/o Carey Olsen Services Bermuda Limited, 2nd Floor, Atlantic House, 11 Par-la-Ville Road, Hamilton HM 11, Bermuda. See “The Parties to the Merger and Their Principal Affiliates— Greysbridge Holdings Ltd.” beginning on page [67].
Kelso & Company
Kelso is a leading private equity firm focused on the North American middle market. Since 1980, Kelso has invested approximately $14 billion of equity capital in over 125 transactions. See “The Parties to the Merger and Their Principal Affiliates—Kelso & Company LLC” beginning on page [67].
Kelso’s principal executive offices are located at 320 Park Avenue, New York, NY 10022.
Warburg Pincus LLC
Warburg Pincus is a leading global private equity firm focused on growth investing. The firm has more than $56 billion in private equity assets under management. See “The Parties to the Merger and Their Principal Affiliates—Warburg Pincus LLC” beginning on page [2].
Warburg Pincus’ principal executive offices are located at 450 Lexington Avenue, New York, NY 10017.
The Merger Proposal
You are being asked to consider and vote upon a proposal to approve and adopt the Merger Agreement, the related statutory merger agreement (the “Statutory Merger Agreement”) and the transactions contemplated thereby, including the merger (the “Merger Proposal”).
The Merger Agreement and the Statutory Merger Agreement provide that, at the closing of the merger, Merger Sub will be merged with and into the Company, with the Company as the surviving entity in the merger. Upon completion of the merger, (i) each of the common shares of the Company, par value $0.01 per share (the “common shares”) then issued and outstanding (other than (x) shares to be canceled pursuant to the Merger Agreement and (y) restricted share units (“RSUs”) to be canceled and exchanged pursuant to the Merger Agreement, as described more fully under “The Merger Agreement—Effect of the Merger on the Shares of the Company and Merger Sub” beginning on page [73]), will be converted into the right to receive $35.00 per common share, in cash, without interest and less any required withholding taxes (the “Merger Consideration”) and (ii) each of the 8½% Cumulative Redeemable Preference Share of the Company, $0.01 par value per preference share (the “preference shares”) then issued and outstanding will continue as a preference share of the surviving company and will be entitled to the same dividend and other relative rights, preferences, limitations and restrictions as currently apply to the preference shares. Upon completion of the merger, the holders of Watford common shares (other than ARL) will cease to have any ownership interest in the common shares of the Company.

The special general meeting of our shareholders will be held at Watford’s offices at 100 Pitts Bay Road, 1st Floor, Pembroke HM 08, Bermuda, on [•], 2021, starting at [•] Atlantic time.
Record Date and Quorum (Page [68])
The holders of record of the common shares and preference shares as of the close of business on [•], 2021 (the record date for determination of shareholders entitled to notice of and to vote at the special general meeting) are entitled to receive notice of and to vote at the special general meeting.
At the special general meeting, the presence of two or more persons at the start of the meeting representing, in the aggregate, in person or by proxy, in excess of 50% of the total voting rights of all issued and outstanding common and preference shares in the Company will form a quorum for the transaction of business. If a quorum is not present, the special general meeting may be adjourned from time to time until a quorum is obtained. Abstentions and broker non-votes are counted as present for determining whether a quorum exists. A broker non-vote occurs when a bank, broker or other intermediary holding shares for a beneficial owner (a “custodian”) does not vote on a particular proposal because the custodian does not have discretionary voting power for that particular proposal and has not received instructions from the beneficial owner as to how the shares should be voted. The Company has been advised that the New York Stock Exchange’s rules, which apply to banks, brokers and other member organizations, do not permit custodians that are subject to those rules to exercise discretionary voting authority with respect to any of the proposals to be voted on at the special general meeting. Accordingly, if any beneficial owner of common shares or preference shares fails to instruct the custodian of those shares as to how the shares should be voted, those shares may not be voted at the special general meeting.
Required Shareholder Votes for the Merger (Page [68])
If a quorum is present at the special general meeting, (i) the approval of the Merger Proposal will require the affirmative votes of shares carrying not less than 50% of the total voting rights of all issued and outstanding common shares and preference shares, voting together as a single class; (ii) the approval of the Adjournment Proposal will require the affirmative vote of a majority of the votes cast by the holders of common shares and preference shares, voting together as a single class; and (iii) the approval of the Compensation Advisory Proposal will require the affirmative vote of a majority of the votes cast by the holders of common shares.
Holders of common shares and preference shares will be entitled to vote on the merger proposal and the adjournment proposal. Common shares carry one vote per share and preference shares carry one vote per share. The affirmative vote of shares carrying not less than 50% of the total voting rights of all issued and outstanding common shares and preference shares, voting together as a single class, will be required to approve the merger proposal. In accordance with the Company’s bye-laws, if the votes conferred by the “controlled shares” (as defined below), directly or indirectly or by attribution, to any shareholder would represent more than 9.9% of the voting power of all shares entitled to vote, the votes conferred by the controlled shares on such shareholder will be reduced by whatever amount is necessary so that after any such reduction the votes conferred by the controlled shares of such shareholder will constitute 9.9% of the total voting power of all shares of the Company entitled to vote.
The approval of the Merger Proposal by the holders of common shares and preference shares as described above is a condition to the parties’ obligations to consummate the merger.
As of the record date, there were [19,886,979] common shares issued and outstanding and [2,145,202] preference shares issued and outstanding.
As of the record date, Arch beneficially owned 2,500,000 common shares (or approximately 12.6% of the issued and outstanding common shares) and 141,985 preference shares (or approximately 6.6% of the issued and outstanding preference shares). Arch has agreed to vote those common and preference shares in favor of the Merger Proposal. Arch will not be entitled to vote all those shares at the special general meeting, however, because the Company’s bye-laws contain provisions that limit the voting power of “controlled shares” to 9.9% of the combined voting power of all shares eligible to vote. All common and preference shares eligible to be voted at the special general meeting by Arch or its subsidiaries are “controlled shares” for this purpose. The Company’s Board has determined that after giving effect to these bye-law provisions, Arch and its subsidiaries will be entitled to cast an aggregate of [  ] votes on the Merger Proposal and the Adjournment Proposal, representing [9.9%]% of the issued and outstanding common and preference shares as of the record date, and they will be entitled to cast an aggregate of [  ] votes on the Compensation Advisory Proposal, representing [9.9%]% of the issued and outstanding common shares as of the record date.

Enstar beneficially owns 1,815,858 common shares (or approximately [9.1]% of the issued and outstanding common shares as of the record date) and has agreed to vote those shares in favor of the Merger Proposal.
For a description of the voting agreements with Arch and Enstar, see “Voting and Support Agreements” below.
After giving effect to the reduction in Arch’s voting power required under the Company’s bye-laws, and assuming no other shareholder will own shares in excess of the 9.9% limit specified in the Company’s bye-laws, the aggregate number of votes eligible to be cast by all shareholders on the Merger Proposal will be [ ]. Because the Merger Agreement requires the merger be approved by the affirmative vote of not less than 50% of the holders of the issued and outstanding common shares and preference shares, voting as a single class, [ ] votes will be required to approve the Merger Proposal.
Each of the directors and executive officers of the Company has informed the Company that, as of the date of this proxy statement, he or she intends to vote the Watford common shares and preference shares owned by them in favor of the Merger Proposal.
Conditions to the Merger (Page [72])
Each party’s obligation to complete the merger is subject to the satisfaction or, to the extent permitted by law, waiver of the following conditions:
•
approval and adoption of the Merger Proposal by the affirmative votes of shares carrying not less than 50% of the total voting rights of all issued and outstanding common shares and preference shares, voting together as a single class at the special general meeting at which a quorum is present (the “Company Shareholder Approval”);

•
the expiration or termination of any waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the “HSR Act”), the receipt of pre-clearance or similar approvals under the antitrust or competition laws of certain other jurisdictions, the receipt of regulatory clearances required under other applicable laws including laws regulating insurance companies, without the imposition of “Burdensome Conditions” (as defined in the Merger Agreement) and all such required regulatory approvals being in full force and effect; and

•
no law or order being in effect that prevents, makes illegal or prohibits the consummation of the merger and the other transactions contemplated by the Merger Agreement (the “Absence of Legal Restraints Condition”).

The obligations of the Company to consummate the merger are subject to the satisfaction or, to the extent permitted by law, waiver of the following conditions:
•
the representations and warranties of Arch and Merger Sub in the Merger Agreement must be true and correct, subject to materiality thresholds set forth therein, as of the closing as if made at and as of such time (except with respect to certain representations and warranties made as of a specified earlier date) (the “Arch Representation Condition”);

•
Arch and Merger Sub shall have performed in all material respects all obligations required to be performed under the Merger Agreement at or prior to the closing of the merger (the “Arch Covenant Condition”); and

•
Arch shall have delivered to the Company a certificate, dated as of the closing date of the merger and signed by an authorized officer of Arch, certifying to Arch’s compliance with the above described conditions.

The obligations of Arch and Merger Sub to consummate the merger are subject to the satisfaction or, to the extent permitted by law, waiver of the following conditions:
•
the representations and warranties of the Company in the Merger Agreement must be true and correct, subject to materiality thresholds set forth therein, as of the closing as if made at and as of such time (except with respect to certain representations and warranties made as of a specified earlier date) (the “Company Representation Condition”);

•
the Company shall have performed in all material respects all obligations required to be performed by it under the Merger Agreement at or prior to the closing of the merger (the “Company Covenant Condition”);

•
the Company shall have delivered to Arch a certificate, dated as of the closing date of the merger and signed by its Chief Executive Officer or Chief Financial Officer, certifying to the Company’s compliance with the above described conditions;

•	no “Company Material Adverse Effect” (as defined in the Merger Agreement) shall have occurred since the date of the Merger Agreement: and
•
the net investment loss (defined as net interest income plus realized and unrealized losses (if any) and net of realized and unrealized gains (if any)) on the Company’s non-investment grade portfolio between September 30, 2020 and the date that is two business days before the closing date (the “Non-Investment Grade Portfolio Loss”) must be less than $208 million.

Expected Timing of the Merger
We anticipate completing the merger in the first quarter of 2021, subject to approval of the Merger Proposal by the Company’s shareholders as specified herein, receipt of required regulatory approvals and the satisfaction or waiver of the other conditions to closing, although the Company cannot assure completion by any particular date, if at all.
Governmental Approvals
Consummation of the merger is subject to obtaining required regulatory approvals from the U.S. Federal Trade Commission, the European Commission, the Turkish Competition Authority, the Bermuda Monetary Authority, the New Jersey Department of Banking and Insurance, the California Department of Insurance and the Financial Services Commission of Gibraltar. In addition, in the event Watford completes its pending acquisition of Axeria IARD, a French société anonyme, prior to consummation of the merger, the approval of the French Prudential Supervision and Resolution Authority (Autorité de Contrôle Prudentiel et de Résolution) will also be required to consummate the merger.
Purpose and Reasons of the Company for the Merger; Position of the Company as to Fairness of the Merger; Recommendation of the Board of Directors (Page [29])
Watford’s Board of Directors (the “Board of Directors” or the “Board”) after considering various factors described herein, adopted resolutions at a meeting duly called at which a quorum of directors was present (i) determining that the Merger Consideration constitutes fair value for each common share in accordance with the Companies Act 1981 of Bermuda (the “Bermuda Companies Act”), (ii) determining that the continuation of each issued and outstanding preference share as a preference share of the surviving company with the same dividend and other relative rights, preferences, limitations and restrictions as are now provided to the preference shares constitutes fair value for each preference share in accordance with the Bermuda Companies Act, (iii) determining that the terms of the Merger Agreement and the Statutory Merger Agreement and the transactions contemplated thereby, including the merger, are fair to and in the best interests of the Company and its shareholders, (iv) approving and declaring advisable the execution, delivery and performance of the Merger Agreement and the Statutory Merger Agreement and the consummation of the transactions contemplated thereby, including the merger, and (v) subject to the right of the Board of Directors to change its recommendation in certain circumstances, recommending that the Company’s shareholders vote in favor of the Merger Proposal at a duly held meeting of such shareholders for such purpose.
The Board of Directors recommends that you vote “FOR” the Merger Proposal.
For purposes of Section 106(2)(b)(i) of the Bermuda Companies Act, the Board of Directors considers that $35.00 per common share, without interest and less any applicable withholding taxes, represents fair value for each issued and outstanding common share and that the continuation of each issued and outstanding preference share as a preference share of the surviving company with the same dividend and other relative rights, preferences, limitations and restrictions as are now provided to the preference shares represents fair value for each issued and outstanding preference share.
For a more complete discussion of the factors considered by the Board of Directors in reaching its decision to approve and adopt the Merger Proposal, see “Special Factors—Purpose and Reasons of the Company for the Merger; Position of the Company as to Fairness of the Merger; Recommendation of the Board of Directors” beginning on page [29].

Opinion of Morgan Stanley & Co. LLC (Page [35] and Annex D)
Morgan Stanley & Co. LLC (“Morgan Stanley”) was retained by the Board of Directors to act as its financial advisor in connection with the merger. On November 1, 2020, Morgan Stanley rendered its oral opinion, which was subsequently confirmed in writing, to the Board of Directors to the effect that, as of that date and based upon and subject to the assumptions made, procedures followed, matters considered and qualifications and limitations on the scope of review undertaken by Morgan Stanley as set forth in its written opinion, the consideration to be received by the holders of the common shares (other than shares held in treasury or held by Arch, Merger Sub, Watford or any of their respective direct or indirect wholly-owned subsidiaries or as to which dissenters’ rights have been perfected (the “Excluded Shares”)) pursuant to the Merger Agreement was fair from a financial point of view to such holders (as described more fully under “Special Factors—Opinion of Morgan Stanley & Co. LLC” on page [35]).
The full text of the written opinion of Morgan Stanley, dated November 2, 2020, is attached as Annex D and is incorporated by reference into this proxy statement in its entirety. The opinion sets forth, among other things, the assumptions made, procedures followed, matters considered and qualifications and limitations on the scope of the review undertaken by Morgan Stanley in rendering its opinion. The summary of the opinion of Morgan Stanley in this proxy statement is qualified in its entirety by reference to the full text of the opinion. You are encouraged to, and should, read Morgan Stanley’s opinion and the section below captioned “Special Factors—Opinion of Morgan Stanley & Co. LLC” on page [35], summarizing Morgan Stanley’s opinion, carefully and in their entirety. Morgan Stanley’s opinion was directed to the Board of Directors, in its capacity as such, and addresses only the fairness from a financial point of view of the consideration to be received by the holders of common shares of Watford (other than Excluded Shares) pursuant to the Merger Agreement, as of the date of the opinion, and does not address any other aspects or implications of the merger. Morgan Stanley expressed no opinion or recommendation as to how the shareholders of Watford should vote at the shareholders meeting to be held in connection with the merger. Morgan Stanley’s opinion was not intended to, and does not, constitute advice or a recommendation to any shareholder as to how to vote at any shareholders meeting to be held in connection with the merger or whether to take any other action with respect to the merger.
For more information, see the section entitled “Special Factors—Opinion of Morgan Stanley & Co. LLC” beginning on page [35].
Purposes and Reasons of the Purchaser Filing Persons for the Merger (Page [43])
For the Purchaser Filing Persons, the purpose of the merger is to enable Holdco to acquire all of the common shares of Watford so that Holdco can operate Watford as a privately held company while retaining access to Watford’s underwriting platform and its licenses in Bermuda, the United States and Europe. For more information, see “Special Factors—Purposes and Reasons of the Purchaser Filing Persons for the Merger” beginning on page [43].
Certain Effects of the Merger (Page [50])
If shareholders approve the Merger Proposal and the other conditions to the closing of the merger are either satisfied or (to the extent permissible) waived, Merger Sub will be merged with and into the Company with the Company being the surviving company. If the merger is completed, at the effective time, (i) each common share issued and outstanding immediately prior to the effective time (other than (x) shares to be canceled pursuant to the Merger Agreement and (y) RSUs to be canceled and exchanged pursuant to the Merger Agreement) will automatically be canceled and converted into the right to receive the Merger Consideration and (ii) each preference share issued and outstanding immediately prior to the effective time will continue as a preference share of the surviving company and will be entitled to the same dividend and other relative rights, preferences, limitations and restrictions as currently apply to the preference shares. When this happens, all of the Company’s common shares will be owned by Holdco. None of the Company’s current common shareholders (other than ARL) will have any ownership interest in, or be a holder of, the Company’s common shares after the completion of the merger. As a result, our current holders of common shares will no longer benefit from any increase in the Company’s value or bear the risk of any decrease in the Company’s value. Following the merger, only Holdco and its owners (and potentially the holders of preference shares, until those shares are redeemed) will benefit from any increase in the Company’s value and also will bear the risk of any decrease in the Company’s value. Following the merger, the Watford common shares will no longer be publicly traded.
For more information about certain effects of the merger, see “The Merger Agreement—Effect of the Merger on the Shares of the Company and Merger Sub” beginning on page [73].

Treatment of Company Equity Awards (Page [74])
The Merger Agreement provides that effective as of immediately prior to the effective time of the merger, each outstanding performance-based RSU and time-based RSU granted under the Company’s 2018 Stock Incentive Plan (the “2018 Incentive Plan”) will become fully vested, with vesting of any performance-based RSUs vesting as if performance goals had been achieved at target level, and be canceled in exchange for the right to receive a single lump sum cash payment, without interest, equal to (i) the Merger Consideration, less (ii) any applicable taxes required to be withheld.
All such payments are required to be made by the surviving company, without interest, on or as soon as practicable following the effective time of the merger, and in no event later than five business days following the effective time of the merger.
Interests of the Company’s Directors and Executive Officers in the Merger (Page [51])
In considering the recommendations of the Board of Directors with respect to the Merger Proposal, you should be aware that, aside from their interests as shareholders of the Company, certain of the Company’s directors and executive officers have interests in the merger that are different from, or in addition to, those of shareholders of the Company generally.
Two members of Watford’s board of directors (the “Arch Directors”) were appointed to serve on our board by Arch. At a board meeting on June 17, 2020, the Arch Directors recused themselves from further discussions regarding strategic alternatives potentially available to Watford, recognizing that in any potential transaction that might result from those discussions, the interests of Arch could diverge from the interests of the Company and its other shareholders. Accordingly, the Arch Directors did not participate in the Board’s deliberations regarding acquisition proposals submitted by Arch or by other parties or in the Board’s deliberations relating to the Merger Agreement, and did not participate in the vote to approve the Merger Agreement or recommend that the shareholders approve the Merger Proposal.
In addition, certain facts that may cause the interests of the Company’s executive officers and directors to be different from or in addition to the interests of the Company’s shareholders include the following:
•
the Company’s executive officers hold unvested performance-based RSUs and time-based RSUs that will become fully vested (with vesting of any performance-based RSUs vesting as if performance goals had been achieved at target level) and canceled in exchange for the right to receive the Merger Consideration;

•	the Company’s executive officers have entered into amended and restated employment agreements that provide for certain severance protections upon a qualifying termination;
•	the Company’s executive officers may receive retention payments and will receive pro-rated annual bonus payments, in each case in connection with the merger;
•	the Company’s executive officers may enter into arrangements with Arch prior to or following the closing; and
•
the Company’s directors and executive officers are entitled to continued indemnification and insurance coverage under the Merger Agreement, and the Company’s directors and certain executive officers are entitled to continued indemnification and insurance coverage under indemnification agreements.

These interests are discussed in more detail in the section entitled “Special Factors—Interests of the Company’s Directors and Executive Officers in the Merger” beginning on page [7]. The Board of Directors was aware of the different or additional interests described herein and considered those interests along with other matters in recommending and/or approving, as applicable, the Merger Proposal.
Voting and Support Agreements (Page [58])
As a condition to the Company’s willingness to enter into the Initial Merger Agreement and to proceed with the transactions contemplated thereby, including the merger, Arch Reinsurance Ltd. (“ARL”) and Gulf Reinsurance Limited (“Gulf Re” and together with ARL, the “Arch Parties”), each of which is a wholly-owned subsidiary of Arch, entered into a Voting and Support Agreement dated as of October 9, 2020 with the Company (the “Arch Voting and Support Agreement”). In the Arch Voting and Support Agreement, the Arch Parties agreed (among other things) to vote their common shares and preference shares in favor of the Merger Proposal. At the date of this proxy statement, Arch Parties beneficially own in the aggregate 2,641,985 shares (consisting of 2,500,000 common shares and 141,985 preference shares), representing approximately 12.0% of Watford’s total issued and outstanding shares. However, the Company’s bye-laws contain provisions that limit the voting power of “controlled shares” to 9.9% of the voting power of all shares entitled to vote and all common and preference shares owned by Arch or its subsidiaries are “controlled shares” for this purpose. The Company’s Board has determined that after giving effect to these bye-law provisions, Arch and its subsidiaries will be entitled to cast an aggregate of [  ] votes on the Merger Proposal and the Adjournment Proposal, representing [9.9%]% of the issued and outstanding common and preference shares as of the record date, and they will be entitled to cast an aggregate of [  ] votes on the Compensation Advisory Proposal, representing [9.9%]% of the issued and outstanding common shares as of the record date.
Under the Arch Voting and Support Agreement, the same voting obligations will apply to any additional common shares or preference shares acquired by the Arch Parties between October 9, 2020 and the termination of the Arch Voting and Support Agreement.
As a condition to Arch’s willingness to execute Amendment No. 1 (and thereby agree to an increase in the Merger Consideration from $31.10 per common share to $35.00 per common share), Enstar Group Limited (“Enstar”) and its wholly-owned subsidiary Cavello Bay Reinsurance Ltd. (“Cavello”) entered into a Voting and Support Agreement dated as of November 2, 2020 with Arch and the Company (the “Enstar Voting and Support Agreement”). In the Enstar Voting and Support Agreement, Enstar and Cavello agreed (among other things) that Cavello will vote in favor of the Merger Proposal. At the date of this proxy statement, Cavello beneficially owns 1,815,858 common shares, representing approximately 9.1% of the issued and outstanding common shares. Under the Enstar Voting and Support Agreement the same voting obligations will apply to any additional common shares or preference shares acquired by Cavello or Enstar between November 2, 2020 and the termination of the Enstar Voting and Support Agreement. Under the Enstar Voting and Support Agreement, Enstar has agreed not to pursue any other proposal to acquire the Company.
For more information, see “Voting and Support Agreements” beginning on page [58] and “Special Factors—Background of the Merger” beginning on page [19].
Certain U.S. Federal Income Tax Consequences of the Merger (Page [59])
The receipt of cash in exchange for common shares pursuant to the merger will be a taxable transaction for U.S. federal income tax purposes. Although not free from doubt due to a lack of directly governing authority, we believe that the Company should not be treated as a “passive foreign investment company,” or a “PFIC,” for U.S. federal income tax purposes under current law because we believe that the income of Watford Re Ltd. (“Watford Re”) should qualify for an exception to the PFIC rules for income that is derived in the active conduct of an insurance business by a corporation satisfying certain requirements, which we refer to as the “Insurance Company Exception.” Assuming that our view on the application of the PFIC rules is correct, subject to the possible application of Section 1248 of the Code (as discussed in more detail in the section entitled “Special Factors—Certain U.S. Federal Income Tax Consequences of the Merger”), U.S. holders (as defined in such section) should generally recognize capital gain or loss on the receipt of cash in exchange for common shares pursuant to the merger equal to the difference, if any, between (1) the amount of cash received and (2) the U.S. holder’s adjusted tax basis in those shares (determined separately for each share). Notwithstanding the foregoing, the ability of the Company to qualify for the Insurance Company Exception will depend on the Company’s continuing operations and operating results. Furthermore, there is a lack of currently applicable authority interpreting the Insurance Company Exception, and as a result no assurance can be provided that the Insurance Company Exception has applied to the Company to date. Moreover, the Insurance Company Exception has been subject to a number of proposed changes of law in recent years. Most recently, on December 4, 2020, the Treasury released certain final regulations (the “2020 Final Regulations”) and proposed regulations (the “2020 Proposed Regulations”) regarding the application of the Insurance Company Exception. We believe that the 2020 Final Regulations should not adversely impact the Company’s ability to satisfy the Insurance Company Exception and avoid being treated as a PFIC with respect to periods prior to the merger. In addition, although the 2020 Proposed Regulations could adversely impact the Company’s ability to satisfy the Insurance Company Exception if finalized in their current form, the 2020 Proposed Regulations are proposed to apply on a prospective basis after they are finalized, and as a result it is not expected that the 2020 Proposed Regulations would apply to the Company with respect to periods prior to the merger. As a result, we do not believe that these regulations should adversely impact the Company’s ability to satisfy the Insurance Company Exception with respect to periods prior to the merger. Notwithstanding the foregoing, no assurance can be provided that future guidance or legislation regarding the Insurance Company Exception will not apply retroactively in a manner that could cause the Company to fail to satisfy the Insurance Company Exception with respect to periods prior to the merger. Furthermore, given the lack of currently applicable authority regarding the Insurance Company Exception, no assurance can be provided that that taxing authorities may not seek to apply principles similar to the 2020 Proposed Regulations in interpreting the Insurance Company Exception for prior periods, notwithstanding the prospective application of those regulations. In addition, it is possible that the 2020 Proposed Regulations, if finalized in their current form, could adversely impact the ability of the Company to satisfy the Insurance Company Exception in future years, and as a result could impact the tax consequences of U.S. holders holding shares of the Company in the event that the merger closes later than planned. As a result, no assurance can be provided that the Internal Revenue Service (the “IRS”) would not assert that the Company should be classified as a PFIC.
If the Company were treated as a PFIC for U.S. federal income tax purposes at any time during a U.S. holder’s holding period, any gain recognized by such U.S. holder would be subject to special adverse tax rules if the U.S. holder has not made a timely “qualified electing fund” election. In addition, it is possible that Section 1248 could cause any gain recognized by a U.S. holder in the merger to be treated as ordinary income, as discussed in the section entitled “Special Factors—Certain U.S. Federal Income Tax Consequences of the Merger” beginning on page [59], which you should read in its entirety.
Holders of preference shares should not be treated as disposing of or exchanging their preference shares in the merger. Instead, the preference shares should be treated as remaining outstanding for U.S. federal income tax purposes. As a result, holders of the preference shares should not recognize gain or loss with respect to such shares in the merger.
The tax consequences of the merger to you will depend upon your own personal circumstances. You should consult your tax advisors for a full understanding of the U.S. federal, state, local, non-U.S. and other tax consequences of the merger to you.
Litigation Relating to the Merger (Page [64])
As of January 26, 2021, the Company was aware of two lawsuits that were filed by purported Watford shareholders against Watford and its directors, challenging the transactions contemplated by the merger agreement. For a more detailed description of the litigation, see the section of this proxy statement titled “Special Factors—Litigation Relating to the Merger” beginning on page [64].
Appraisal Rights (Page [59] and Annex E)
Under Bermuda law, the Company’s shareholders of record have rights of appraisal, pursuant to which those Company shareholders who do not vote in favor of the Merger Proposal and who are not satisfied that they have been offered fair value for their shares will be permitted to apply to the Supreme Court of Bermuda (the “Bermuda Court”) for an appraisal of the fair value of their shares. Company shareholders intending to exercise such appraisal rights must file their application for appraisal of the fair value of their shares with the Bermuda Court within one month from the giving of the notice convening the special general meeting. For the avoidance of doubt, this proxy statement constitutes such notice. Under the Company’s bye-laws, notice of a special meeting is deemed to have been served seven days after the notice is deposited, with postage prepaid, in the mail. The Company expects to complete the mailing of this proxy statement on or about [•], 2021 and, accordingly, the Company expects that shareholders of the Company who wish to exercise their appraisal rights will have until on or about [•], 2021 to apply to the Bermuda Court. See the sections of this proxy statement titled “Special Factors—Appraisal Rights” beginning on page [59] and “Appraisal Rights” beginning on page [111] for a more detailed description of the appraisal rights available to Company shareholders.
No Solicitation; No Adverse Recommendation Change (Page [81])
This section of the Summary Term Sheet uses the terms “alternative proposal,” “superior proposal,” and “intervening event” all of which are defined in the later section entitled “The Merger Agreement—Other Covenants and Agreements—No Solicitation; No Adverse Recommendation Change” beginning on page [81].
In the Merger Agreement, the Company agreed that subject to certain exceptions, none of the Company, its subsidiaries, or its or their officers, directors, managers, employees or representatives will: (i) solicit, initiate, knowingly encourage or facilitate any inquiry, discussion, offer or request that constitutes, or would reasonably be expected to lead to, an alternative proposal (an “inquiry”); (ii) furnish non-public information regarding the Company or its subsidiaries to any person in connection with an inquiry or an alternative proposal; (iii) enter into, continue or maintain discussions or negotiations with any person with respect to an inquiry or an alternative proposal; (iv) otherwise cooperate with or assist or participate in or facilitate any discussions or negotiations regarding, or furnish or cause to be furnished to any person or group any non-public information with respect to, or take any other action to facilitate any inquiries or the making of any proposal that constitutes, or could be reasonably expected to result in, an alternative proposal; (v) approve, agree to, accept, endorse or recommend any alternative proposal; (vi) submit to a vote of its shareholders, approve, endorse or recommend any alternative proposal; (vii) effect any adverse recommendation change; or (viii) enter into any letter of intent, agreement in principle, term sheet, acquisition agreement, merger agreement, option agreement, joint venture agreement, partnership agreement or other Contract (as such term is defined in the Merger Agreement) or agreement relating to any alternative proposal.
The Merger Agreement provides, however, that at any time before the special general meeting, the Board of Directors may, subject to certain conditions, if the Company has received a superior proposal, change the Company’s recommendation that its shareholders give the Company Shareholder Approval (the “Company Recommendation”), in each case, if the Board of Directors has determined in good faith, after consultation with outside legal counsel, that the failure to take such action would be inconsistent with the directors’ exercise of their fiduciary duties under applicable law, subject to complying with certain notice and other specified conditions set forth therein, including negotiating with Holdco (to the extent Holdco desired to so negotiate) with respect to the terms and conditions of the Merger Agreement in response to such a superior proposal. If the Company has received a superior proposal (after taking into account the terms of any revised offer by Holdco), the Company may terminate the Merger Agreement to enter into a definitive written agreement providing for such superior proposal simultaneously with the termination of the Merger Agreement. Doing so would require the Company to pay Holdco a fee of $28,100,000 prior to or simultaneously with such termination as described in “The Merger Agreement—Termination Fee” beginning on page [88].
For a full description of the no solicitation and no adverse recommendation, see “The Merger Agreement—Other Covenants and Agreements—No Solicitation; No Adverse Recommendation Change” beginning on page [81].
Financing (Page [57])
Arch has assigned its rights and obligations under the Merger Agreement to Holdco; however, as provided in the Merger Agreement, Arch remains contractually responsible for the performance of its obligations under the Merger Agreement. Holdco has obtained equity commitments as follows: (i) funds managed by Kelso have committed to make an aggregate cash contribution of up to $210,000,000, (ii) funds managed by Warburg Pincus have committed to make an aggregate cash contribution of up to $210,000,000, and (iii) ARL has committed to make a cash contribution of up to $192,500,000 and to contribute the 2,500,000 shares of common stock of Watford already owned by ARL (the foregoing, collectively, being referred to herein as the “Equity Financing”). Upon consummation of the Equity Financing, ARL will own 40% of Holdco, funds managed by Kelso will own 30% of Holdco, and funds managed by Warburg Pincus will own 30% of Holdco. Neither Arch nor Holdco has made any alternative financing arrangements or alternative financing plans in the event the Equity Financing does not occur. Arch’s obligation to pay the Merger Consideration as and when required under the Merger Agreement is not conditioned upon obtaining any financing, including the Equity Financing.
Watford and Arch estimate that the total amount of funds required to complete the merger and pay related fees and expenses will be approximately $[•] million. Arch expects that Holdco will fund such amount with cash proceeds from the Equity Financing at the effective time of the merger and cash on hand at Watford.
See “Special Factors—Financing” beginning on page [57].
Termination (Page [87])
The Company and Holdco may terminate the Merger Agreement by mutual written consent at any time prior to the effective time of the merger. The Company or Holdco may also terminate the Merger Agreement:
•
if the merger is not consummated on or before October 10, 2021 (the “end date”); provided, however, that if all of the conditions to closing have been satisfied or waived (other than those conditions that by their nature are to be satisfied at the closing) except for the condition that the Non-Investment Grade Portfolio Loss (as such term is defined in the Merger Agreement) is less than $208 million (the “Non-Investment Grade Portfolio Loss Condition”), the Company may elect at any time, or from time to time, during the three months following the date on which the conditions to Closing, other than the Non-Investment Grade Portfolio Loss Condition, have first been satisfied or waived (the “Extended Condition Date”), to deliver another certificate setting forth the Non-Investment Grade Portfolio Loss with a view to satisfying the Non-Investment Grade Portfolio Loss Condition before the expiration of the Extended Condition Date;

•	if the Absence of Legal Restraints Condition is not satisfied and the legal restraint that causes the condition not to be satisfied is final and non-appealable; or

•
if the Company Shareholder Approval shall not have been obtained at a duly convened meeting of the Company’s shareholders (or any adjournment or postponement thereof) at which the Merger Agreement was submitted to the shareholders for adoption.

The Company may terminate the Merger Agreement:
•
if Arch, Holdco or Merger Sub has breached any representation, warranty, covenant or agreement contained in the Merger Agreement, or if any representation or warranty of Arch or Merger Sub has become untrue, in each case, such that the Arch Representation Condition or the Arch Covenant Condition could not be satisfied and, in either such case, such breach is incapable of being cured by the end date or, if curable, has not been cured by the earlier of (i) 60 days after receipt of notice of such breach or (ii) the end date; or

•
at any time prior to receipt of the Company Shareholder Approval, in order to enter into a definitive written agreement providing for a superior proposal in accordance with the Merger Agreement, provided that the Company pays the termination fee of $28,100,000 prior to or simultaneously with such termination (as described in “The Merger Agreement—Termination Fee” beginning on page [88]).

Holdco may terminate the Merger Agreement:
•
if the Company has breached any representation, warranty, covenant or agreement contained in the Merger Agreement, or if any representation or warranty of the Company has become untrue, in each case, such that the Company Representation Condition or the Company Covenant Condition could not be satisfied and, in either such case, such breach is incapable of being cured by the end date or, if curable, has not been cured by the earlier of (i) 60 days after receipt of notice of such breach or (ii) the end date;

•
if at any time prior to the time the Company holds a shareholders meeting to approve the Merger Agreement, the Company’s Board of Directors shall have acted in a way that constitutes an adverse recommendation change; or

•	if any condition to closing has not been satisfied by the end date (as extended, if applicable).
Termination Fee (Page [88])
Except as specifically provided in the Merger Agreement, all fees and expenses incurred in connection with the merger and the other transactions contemplated by the Merger Agreement will be paid by the party incurring such fees or expenses, whether or not such transactions are consummated.
The Company will be required to pay to Holdco a fee of $28,100,000 if:
•	the Company terminates the Merger Agreement prior to receipt of the Company Shareholder Approval in order to enter into a definitive written agreement providing for a superior proposal;
•
Holdco terminates the Merger Agreement before the Company holds a shareholders meeting to approve the Merger Agreement and after the Company’s Board of Directors has acted in a way that constitutes an adverse recommendation change; or

•
(i) an alternative proposal is made by a third party to the Company or directly to the Company’s shareholders and in either case the alternative proposal is not publicly withdrawn before the Company holds a shareholders meeting to approve the Merger Agreement; (ii) subsequently, the Merger Agreement is terminated because at the shareholders meeting held to approve the Merger Agreement the Company Shareholder Approval is not obtained; and (iii) within 12 months after the Merger Agreement is terminated, (x) the Company enters into a definitive letter of intent, agreement in principle, term sheet, acquisition agreement, merger agreement, option agreement, joint venture agreement, partnership agreement or other Contract or agreement relating to any alternative proposal or (y) an “alternative proposal” (as defined below) is consummated, provided that for purposes of this bullet, the references to 20% in the definition of “alternative proposal” shall be deemed to be references to 50.1%.

The Merger Agreement provides that payment of the termination fee will be the sole and exclusive remedy available to Arch, Holdco and Merger Sub with respect to the Merger Agreement and the transactions contemplated thereby in the event any such payment becomes due and payable, and, upon payment of the termination fee, the Company (and the Company’s affiliates and its and their respective directors, officers, employees, shareholders and representatives) will have no further liability to Arch, Holdco and Merger Sub under the Merger Agreement, but this does not limit (i) the Company’s right to seek specific performance of the Merger Agreement before termination of the Merger Agreement or (ii) each party’s right to seek damages for any wilful breach of the Merger Agreement. In no event will the Company be obligated to pay the termination fee on more than one occasion. See “The Merger Agreement—Termination Fee” beginning on page [88].

QUESTIONS AND ANSWERS ABOUT THE SPECIAL GENERAL MEETING AND THE MERGER
The following questions and answers address briefly some questions you may have regarding the special general meeting, the Merger Agreement, the Statutory Merger Agreement and the merger. These questions and answers may not address all questions that may be important to you as a shareholder of Watford. Please refer to the more detailed information contained elsewhere in this proxy statement, the annexes to this proxy statement and the documents referred to or incorporated by reference in this proxy statement for further information.
Q:	What is the proposed transaction?
A:
The proposed transaction is the merger of Merger Sub with and into Watford pursuant to the Merger Agreement. If the merger is consummated, (i) each common share issued and outstanding immediately prior to the effective time (other than (x) shares to be canceled pursuant to the Merger Agreement and (y) RSUs to be canceled and exchanged pursuant to the Merger Agreement) will automatically be canceled and converted into the right to receive the Merger Consideration and each preference share issued and outstanding immediately prior to the effective time will continue as a preference share of the surviving company and will be entitled to the same dividend and other relative rights, preferences, limitations and restrictions as are now provided to the preference shares. Accordingly, immediately after the effective time of the merger all of the Company’s common shares will be owned by Holdco and the preference shares will remain issued and outstanding.

Q:	What will holders of common shares receive in the merger?
A:
If the merger is completed and a holder of common shares does not properly exercise appraisal rights, such holder will be entitled to receive the $35.00 cash consideration, without interest and less any applicable withholding taxes, for each common share that it owns.

Q:	What will holders of preference shares receive in the merger?
A:
If the merger is completed and a holder of preference shares does not properly exercise appraisal rights, such holder will continue as a preference share of the surviving company and will be entitled to the same dividend and other relative rights, preferences, limitations and restrictions as currently apply to the preference shares.

Q:	When and where is the special general meeting?
A:	The special general meeting will take place on [•], 2021, starting at [•] Atlantic time, at the Company’s offices at 100 Pitts Bay Road, 1st Floor, Pembroke HM 08, Bermuda.
Q:	What matters will be voted on at the special general meeting?
A:	At the special general meeting, the holders of common shares and preference shares will be asked to vote:
•	to approve and adopt the Merger Proposal; and
•	if necessary, to approve the Adjournment Proposal.
Also at the special general meeting, the holders of common shares will be asked:
•	to vote to approve the Compensation Advisory Proposal, on an advisory (non-binding) basis; and
•	to act upon any other business that may properly come before the special general meeting or any adjournment or postponement thereof.

Q:	Who will be entitled to vote on these matters at the special general meeting?
A:
All common shares owned by our shareholders as of the record date, which is the close of business on [    ], 2021, may be voted by those shareholders on the Merger Proposal, the Compensation Advisory Proposal and the Adjournment Proposal, and all preference shares owned by our shareholders as of the record date may be voted by those shareholders on the Merger Proposal and the Adjournment Proposal, in each case, subject to certain restrictions on “controlled shares” described under the heading, “Will I be entitled to vote all of my shares at the Annual General Meeting?” below. Our shareholders may cast one vote per common share and one vote per preference share that they held on the record date at the special general meeting. These shares include shares that are:

•	held directly in their name as the shareholder of record; and
•	held for them as the beneficial owner through a broker, bank or other nominee.
Q:	Will I be entitled to vote all my shares at the special general meeting?
A:
If your shares are treated as “controlled shares” of any person (which generally includes shares owned directly or indirectly by such person and, in the case of a person treated as a United States person for U.S. federal income tax purposes, shares attributed to such United States person under section 958 of the Internal Revenue Code of 1986, as amended (the “Code”)) and the votes conferred by the controlled shares represent more than 9.9% of the voting power of all shares entitled to vote, the votes conferred by the controlled shares will be reduced by whatever amount is necessary so that after any such reduction the votes conferred by the controlled shares to such person shall constitute 9.9%. In addition, the Board of Directors may limit a shareholder’s voting rights when it deems it appropriate to do so to: (i) avoid the existence of any 9.9% shareholder; and (ii) avoid certain material adverse tax, legal or regulatory consequences to us, any of our subsidiaries or any direct or indirect shareholder or its affiliates. Any reduction in the voting power of a shareholder as required by the controlled shares provisions will have the effect of increasing the percentage voting power of all other shareholders. To the extent this causes another shareholder’s voting power to exceed 9.9%, that other shareholder’s voting power also will be reduced. These controlled share adjustments continue until no shareholder has voting power in excess of 9.9%. The applicability of the voting power reduction provisions to any particular shareholder depends on facts and circumstances that may be known only to the shareholder or related persons. Accordingly, we request that any holder of shares with reason to believe that they are a 9.9% shareholder contact us promptly so that we may determine whether the voting power of such holder’s shares should be reduced. By submitting a proxy, a holder of shares will be deemed to have confirmed that, to their knowledge, they are not, and are not acting on behalf of, a 9.9% shareholder. The Board of Directors is empowered to require any shareholder to provide information as to that shareholder’s beneficial ownership of shares, the names of persons having beneficial ownership of the shareholder’s shares, relationships with other shareholders or any other facts the Board of Directors may consider relevant to the determination of the number of shares attributable to any person. The Board of Directors may disregard the votes attached to shares of any holder who fails to respond to such a request or who, in their judgment, submits incomplete or inaccurate information. The Board of Directors retains certain discretion to make such final adjustments that they consider fair and reasonable in all the circumstances as to the aggregate number of votes attaching to the shares of any shareholder to ensure that no person has voting power in excess of 9.9% at any time.

Q:	What constitutes a quorum for the special general meeting?
A:
The presence of two or more persons at the start of the meeting and representing, in the aggregate, in person or by proxy, in excess of 50% of the total voting rights of all issued and outstanding common and preference shares in the Company will form a quorum for the transaction of business.

Q:	What vote of the Company’s shareholders is required to approve the Merger Agreement?
A:
The consummation of the merger is conditioned upon the approval of the Merger Proposal by the affirmative vote of not less than 50% of the issued and outstanding common shares and preference shares, voting as a single class. Common shares carry one vote per share and preference shares carry one vote per share. As of the record date, there were [19,886,979] issued and outstanding common shares and [2,145,202] issued and outstanding preference shares.

Arch beneficially owns 2,500,000 common shares (or approximately 12.6% of the issued and outstanding common shares) and 141,985 preference shares (or approximately 6.6% of the issued and outstanding preference shares) and has agreed to vote such shares in favor of the Merger Proposal. Arch has agreed to vote those common and preference shares in favor of the Merger Proposal. Arch will not be entitled to vote all those shares at the special general meeting, however, because the Company’s bye-laws contain provisions that limit the voting power of “controlled shares” to 9.9% of the combined voting power of all shares eligible to vote. All common and preference shares eligible to be voted at the special general meeting by Arch or its subsidiaries are “controlled shares” for this purpose. The Company’s Board has determined that after giving effect to these bye-law provisions, Arch and its subsidiaries will be entitled to cast an aggregate of [  ] votes on the Merger Proposal and the Adjournment Proposal, representing [9.9%]% of the issued and outstanding common and preference shares as of the record date, and they will be entitled to cast an aggregate of [  ] votes on the Compensation Advisory Proposal, representing [9.9%]% of the issued and outstanding common shares as of the record date.
Enstar beneficially owns 1,815,858 common shares (or approximately [9.1]% of the issued and outstanding common shares as of the record date) and has agreed to vote those shares in favor of the Merger Proposal.
For a description of the voting agreements with Arch and Enstar, see “Voting and Support Agreements” below.
After giving effect to the reduction in Arch’s voting power required under the Company’s bye-laws, and assuming no other shareholder will own shares in excess of the 9.9% limit specified in the Company’s bye-laws, the aggregate number of votes eligible to be cast by all shareholders on the Merger Proposal will be [ ]. Because the Merger Agreement requires the merger be approved by the affirmative vote of not less than 50% of the holders of the issued and outstanding common shares and preference shares, voting as a single class, [ ] votes will be required to approve the Merger Proposal.
Q:	What effect do abstentions and “broker non-votes” have on the proposals?
A:
Abstentions and “broker non-votes” will be counted toward the presence of a quorum at the special general meeting. Abstentions and “broker non-votes” will not be considered votes cast on any proposal brought before the special general meeting. Because the vote required to approve the Merger Proposal at the special general meeting is the affirmative vote of shares carrying not less than 50% of the total voting rights of all issued and outstanding common shares and preference shares, voting together as a single class assuming a quorum is present, an abstention or a “broker non-vote” with respect to the Merger Proposal at the special general meeting will have the effect of a vote against the Merger Proposal. Because (i) the vote required to approve the Compensation Advisory Proposal at the special general meeting is the affirmative vote of a majority of the votes cast by holders of issued and outstanding common shares present in person or represented by proxy and entitled to vote at the special general meeting or any adjournment thereof assuming a quorum is present and (ii) the vote required to approve the Adjournment Proposal at the special general meeting is the affirmative vote of a majority of the votes cast by holders of issued and outstanding common shares and preference shares, voting as a single class, present in person or represented by proxy and entitled to vote at the special general meeting or any adjournment thereof assuming a quorum is present, an abstention or a “broker non-vote” with respect to either of those proposals at the special general meeting will not have the effect of a vote for or against the applicable proposal, but will reduce the number of votes cast and therefore increase the relative influence of those shareholders who do vote.

Q:	If I do not favor the adoption and approval of the Merger Agreement, what are my appraisal rights?
A:
If you are a shareholder of the Company as of the close of business on [•], 2021, which is the record date, and you do not vote your common shares or your preference shares, as applicable, in favor of the Merger Proposal and you are not satisfied that you have been offered fair value for your common shares or your preference shares, as applicable, you will have the right under Section 106(6) of the Bermuda Companies Act to apply to the Bermuda Court for an appraisal of the fair value of your shares within one month of the giving of notice convening the special general meeting (and such notice is constituted by this proxy statement). The right to make this demand is known as an “appraisal right.” Shareholders of the Company who wish to exercise their appraisal rights must: (i) not vote affirmatively in favor of the Merger Proposal (either in person or by proxy), and (ii) apply to the Bermuda Court to appraise the fair value of their common shares and/or preference shares, as applicable, within one month after the giving of the notice of the special general meeting at which the Merger

Proposal will be voted upon. Under the Company’s bye-laws, notice of a special meeting is deemed to have been served seven days after the notice is deposited, with postage prepaid, in the mail. The Company expects to complete the mailing of this proxy statement on or about [•], 2021 and, accordingly, the Company expects that shareholders of the Company who wish to exercise their appraisal rights will have until on or about [•], 2021 to apply to the Bermuda Court. For additional information regarding appraisal rights, see “Special Factors—Appraisal Rights” beginning on page [59] of this proxy statement, “Appraisal Rights” beginning on page [111] of this proxy statement and the complete text of the applicable sections of the Bermuda Companies Act attached to this proxy statement as Annex E.
Q:	What vote of the Company’s shareholders is required to approve other matters to be presented at the special general meeting?
A:
The advisory (non-binding) Compensation Advisory Proposal requires the affirmative vote of a majority of the votes cast by holders of issued and outstanding common shares at the special general meeting or any adjournment thereof assuming a quorum is present. The Adjournment Proposal requires the affirmative vote of a majority of the votes cast by holders of issued and outstanding common shares and preference shares, voting together as a single class, at the special general meeting or any adjournment thereof assuming a quorum is present.

Q:
With respect to the advisory (non-binding) Compensation Advisory Proposal to approve specified compensation that may be payable to the named executive officers of the Company in connection with the merger, why am I being asked to cast an advisory (non-binding) vote to approve specified compensation that may become payable to the named executive officers of the Company in connection with the merger?

A:
The SEC’s rules require us to seek an advisory, non-binding vote with respect to certain categories of compensation that may be provided to named executive officers in connection with a merger transaction.

Q:	What will happen if shareholders do not approve the advisory (non-binding) Compensation Advisory Proposal regarding compensation matters?
A:
Approval of the advisory (non-binding) proposal regarding compensation matters is not a condition to the completion of the merger. This vote is an advisory vote and will not be binding on the Company. Therefore, if shareholders approve the Merger Proposal by the requisite majority and the merger is completed, the payments that are the subject of the vote may become payable to the named executive officers regardless of the outcome of the vote on the Compensation Advisory Proposal.

Q:	How does the Board of Directors recommend that I vote?
A:	The Board of Directors recommends that the Company’s shareholders vote:
•	FOR the Merger Proposal;
•	FOR the Compensation Advisory Proposal; and
•	FOR the Adjournment Proposal, if necessary, to solicit additional proxies if there are insufficient votes at the time of the special general meeting to approve the Merger Proposal.
The Arch Directors did not participate in the Board’s deliberations relating to the Merger Agreement, the statutory merger agreement or any transaction contemplated by either agreement (including the merger), or to the compensation arrangements described in the Compensation Advisory Proposal, and did not participate in the vote to approve the Merger Agreement, the statutory merger agreement or any transaction contemplated by either agreement (including the merger), or the vote to approve such compensation arrangements.
Jonathan Levy, the Company’s CEO, did not vote with respect to the compensation arrangements described in the Compensation Advisory Proposal.
You should read “Special Factors—Purpose and Reasons of the Company for the Merger; Position of the Company as to Fairness of the Merger; Recommendation of the Board of Directors” beginning on page [29] for a discussion of the factors that the Board of Directors considered in deciding to recommend and/or approve, as applicable, the Merger Agreement. See also “Special Factors—Interests of the Company’s Directors and Executive Officers in the Merger” beginning on page [51].

Q:	What effects will the merger have on the Company?
A:
If the merger is completed, at the effective time, (i) each common share issued and outstanding immediately prior to the effective time (other than (x) shares to be canceled pursuant to the Merger Agreement and (y) RSUs to be canceled and exchanged pursuant to the Merger Agreement) shall automatically be canceled and converted into the right to receive the Merger Consideration and (ii) each preference share issued and outstanding immediately prior to the effective time will continue as a preference share of the surviving company and will be entitled to the same dividend and other relative rights, preferences, limitations and restrictions as currently apply to the preference shares. The common shares and the preference shares are currently registered under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and are quoted on the Nasdaq Global Select Market under the symbols “WTRE” and “WTREP,” respectively. As a result of the merger, the only holder of common shares will be Holdco.

Following the consummation of the merger, Watford’s common shares will be delisted from the Nasdaq Global Select Market and the registration of the common shares and our reporting obligations with respect to the common shares under the Exchange Act will be terminated upon application to the SEC. Watford’s preference shares will remain outstanding and, so long as the preference shares remain outstanding, Watford will remain obligated to file reports under the Exchange Act. See “Special Factors – Plans for the Company.”
Q:	What will happen to my RSUs under the 2018 Incentive Plan?
A:
If the merger is completed, all RSUs will become fully vested, with vesting of any performance-based RSUs vesting as if performance goals had been achieved at target level, and be canceled in exchange for the right to receive a single lump sum cash payment, without interest, equal to (i) the Merger Consideration, less (ii) any applicable taxes required to be withheld.

Q:	What will happen if the merger is not consummated?
A:
If the merger is not consummated for any reason, the holders of Watford common shares will not receive any payment for their common shares in connection with the merger. Instead, Watford will remain a public company and the common shares and preference shares will continue to be registered under the Exchange Act, and listed and traded on the Nasdaq Global Select Market. Under specified circumstances, if the Merger Agreement is terminated, the Company may be required to pay Holdco a termination fee of $28,100,000. See “The Merger Agreement—Termination” beginning on page [87] and “The Merger Agreement—Termination Fee” beginning on page [88].

Q:	What do I need to do now?
A:
We urge you to read this entire proxy statement carefully, including its annexes and the documents referred to or incorporated by reference in this proxy statement, as well as the related Schedule 13E-3, including the exhibits thereto, filed with the SEC, and to consider how the merger affects you.

If you are a shareholder of record, you can ensure that your shares are voted at the special general meeting by submitting your proxy via:
•	telephone, using the toll-free number listed on your proxy and voting instruction card;
•	the Internet, at the address provided on your proxy and voting instruction card; or
•	mail, by completing, signing, dating and mailing your proxy and voting instruction card and returning it in the envelope provided.
If you hold your shares in “street name” through a broker, bank or other nominee, you should follow the directions provided by it regarding how to instruct it to vote your shares. Without those instructions, your shares will not be voted, which will have the same effect as voting against the Merger Proposal.
Q:	How can I attend the special general meeting?
A:
Our bye-laws prohibit us from conducting a virtual meeting of our shareholders if any of our shareholders who are based in the United States participate in the meeting. In order to allow all of our shareholders an equal opportunity to participate in the special general meeting, we intend to hold the special general meeting in person. Although shareholders of record will be entitled to attend the special general meeting and vote in person, in light of the rapidly changing COVID-19 pandemic, attendance in person may be discouraged or prohibited by government regulations or action or based on general health and safety considerations. Your vote is important, and we encourage you to review this entire proxy statement and the related documents and vote your shares by proxy as soon as possible prior to the special general meeting. We expect that, if we are prevented by governmental action from holding the special general meeting in person, we will postpone the special general meeting.
Q:	Should I send in evidence of ownership now?
A:
No. After the merger is completed, if you hold common shares you will be sent a letter of transmittal with detailed written instructions for exchanging your common shares for the Merger Consideration. If your common shares are held in “street name” by your broker, bank or other nominee, you may receive instructions from your broker, bank or other nominee as to what action, if any, you need to take to effect the surrender of your “street name” common shares in exchange for the Merger Consideration. Please do not send in your common share certificates now. If you hold preference shares, you need take no action because your shares will remain outstanding following the effective time of the merger. If Holdco elects after the effective time of the merger to cause the Company to redeem your preference shares, you will be sent instructions for how to receive the redemption price for your preference shares.

Q:	Can I revoke my proxy and voting instructions?
A:	Yes. You may revoke your proxy or change your voting instructions at any time prior to the vote at the special general meeting by:
•	providing written notice to the Secretary of the Company;
•	delivering a valid, later-dated proxy by mail or altering your voting instructions via the Internet or by telephone; or
•	attending the special general meeting and voting in person (subject to any COVID-19 related restrictions).
Please note that your attendance at the special general meeting in person will not cause your previously granted proxy to be revoked unless you specifically so request. Shares held in “street name” may be voted in person by you at the special general meeting only if you obtain a signed proxy from the broker, bank or other nominee that is the registered shareholder of record of the shares, giving you the right to vote the shares.
Q:	What does it mean if I get more than one proxy and voting instruction card?
A:	It means your shares are registered differently or are in more than one account. Please provide voting instructions for all proxy and voting instruction cards you receive.
Q:	Who will count the votes?
A:	A representative of American Stock Transfer & Trust Company, LLC (“AST”), the Company’s transfer agent, will tabulate the votes and act as the inspector of the election.
Q:	Who can help answer my other questions?
A:
If you have more questions about the merger, or require assistance in submitting your proxy or voting your common shares or need additional copies of the proxy statement or the enclosed proxy and voting instruction card(s), please contact D.F. King & Co., which is acting as the proxy solicitation agent and information agent in connection with the merger.

Proxy solicitation agent contact info
D.F. King & Co., Inc.
48 Wall Street, 22nd Floor
New York, New York 10005
Banks and Brokers may call: (212) 269-5550
Stockholders may call toll free: (866) 207-3648
watford@dfking.com
If your broker, bank or other nominee holds your common shares, you can also call your broker, bank or other nominee for additional information.

SPECIAL FACTORS
Background of the Merger
Background of the Company
Watford was formed in Bermuda in 2013 to operate as a “total return insurer.” Total return insurers are insurance companies that aim to generate higher investment returns for their shareholders than traditional insurers by investing their financial assets in higher yielding asset classes than traditional insurers.
Watford was initially capitalized with $1.1 billion raised in private offerings of Watford common shares and preference shares in March 2014. As one of Watford’s founding investors, Arch’s subsidiary, ARL, purchased $100 million in Watford common shares at a price of $40 per common share. Since March 2014, Arch, through one or more of its subsidiaries, has exclusively managed Watford’s insurance and reinsurance underwriting portfolio pursuant to exclusive services agreements and HPS Investment Partners, LLC (“HPS”) has exclusively managed Watford’s non-investment grade portfolio, which represents the majority of Watford’s financial assets, pursuant to exclusive investment management agreements. Pursuant to various agreements, Arch, through its subsidiaries, also provides services critical to Watford’s insurance underwriting operations, including underwriting, accounting, collections, actuarial, reserve recommendations, claims, legal, information technology and other administrative services, and manages a portion of Watford’s investment grade portfolio. As subsequently amended, the services agreements with Arch and the investment management agreements with HPS have terms ending on December 31, 2025. By contracting with Arch for its underwriting operations and with HPS and Arch for its investment management functions, Watford has been able to maintain an efficient operational structure while benefitting from access to Arch’s underwriting expertise, global underwriting infrastructure and distribution platform and HPS’s investment management expertise. At the same time, Watford’s ability to deliver attractive risk-adjusted returns for shareholders in accordance with its strategy depends upon the services performed for it by Arch and HPS. For the years ended December 31, 2019 and 2018, Watford paid Arch and its subsidiaries approximately $45.4 million and $41.1 million respectively in fees and other compensation for services provided. For the years ending December 2019 and 2018, Watford paid HPS $29.5 million and $15.9 million in fees and other compensation for services provided. For additional information about the existing agreements between Arch and the Company, see the Company’s Definitive Proxy Statement on Schedule 14A, as supplemented, filed with the SEC on April 14, 2020, under the caption “Certain Relationships and Related Party Transactions” which disclosure is incorporated herein by reference.
Since Watford’s inception, its officers and its Board have regularly reviewed and assessed, among other things, Watford’s long-term strategic goals and opportunities, the competitive environment in which it operates and industry trends, and its past and projected future short- and long-term performance, with the goal of maximizing shareholder value. In connection with these activities, the Company’s officers and its Board periodically have evaluated potential strategic alternatives, including acquisitions, sales of portions of its liabilities, and other changes to the Company’s business model. During these reviews, the Company’s officers and its Board have noted that the Company’s financial performance has not consistently been at levels that the Company would like to have seen. In March 2019, Watford completed a “direct listing” of its common shares, which began trading on the Nasdaq Global Select Market. Since then, the Company’s common shares have consistently traded at a substantial discount to book value per common share. From time to time since Watford's inception, Arch has taken actions outside of its original services agreement to improve Watford's financial performance. Examples include the development and expansion of Watford's U.S. and European insurance franchises, novations of certain insurance contracts, and modifications to the initial collateral requirements for certain business ceded to Watford.
Background of the Merger
The following summarizes the material events, conversations and contacts that led to the signing of the Merger Agreement.
On April 23, 2020, Watford announced that its 2020 first quarter earnings would include a net investment loss of approximately $300 million, predominantly comprised of unrealized mark-to-market losses, due to investment market volatility following the global economic shutdown related to the COVID-19 pandemic. On May 1, 2020, rating company A.M. Best announced that, following Watford’s April 23 announcement, A.M. Best had “placed under review with negative implications” its financial strength and other ratings applicable to Watford and certain of its subsidiaries.

Since Watford’s direct listing, some of the Company’s shareholders have expressed dissatisfaction to the Company’s officers and Board regarding the Company’s performance. These expressions of dissatisfaction became more assertive after the Company’s April 23, 2020 announcement. For example, in a letter dated May 15, 2020, one shareholder stated “Watford’s capital has been allocated to unprofitable reinsurance underwriting opportunities and below investment grade investment allocations that have destroyed capital.” The shareholder also criticized the amounts of fees paid to Arch and HPS and their impact on Watford’s net income. When the Company’s officers and its Board discussed these comments, they agreed that the observations had merit. They also noted, however, that the Company’s ability to address the highlighted issues was limited by its long-term contracts with Arch and HPS. The Board noted that the shareholder who sent the May 15, 2020 letter previously had advocated that the Board should seek to enhance shareholder value through share buybacks but now appeared to be advocating for a “self-administered run-off.” The Board further noted that absent concessions by Arch and HPS, an economically efficient “self-administered” run-off would not be feasible because under the terms of their agreements with Watford, during any “run-off” Arch and HPS would be entitled to continue managing substantial parts of Watford’s business and to receive substantial fees. On May 15, 2020, the closing price per share for the Company’s common shares on the Nasdaq Global Select Market was $11.63.
In early or mid-May 2020, an investment management firm (“Party A”) contacted certain senior executives of Arch, including Maamoun Rajeh, who is Chairman and CEO of Arch Worldwide Reinsurance Group and is also a member of Watford’s Board, to discuss Party A’s abilities to act as a potential capital provider. Party A broached the possibility of a capital transaction involving Watford and the Arch senior executives indicated to Party A that it would need to discuss any such role with respect to Watford with Watford’s Board.
In May 2020, the Board asked HPS and Arch to present to the Board, at its regularly-scheduled meeting on May 22, 2020, potential changes to the Company’s business model that could improve its risk-adjusted performance. At the May 22 Board meeting, HPS presented a conceptual strategy to upgrade the Company’s investment portfolio by transitioning to higher quality bonds and redeploying capital from near-term maturities into strategies with lower mark-to-market volatility, all with a view to increasing liquidity and limiting exposure to further capital market downturns. Arch presented a conceptual underwriting plan with increased expected margins to Watford that would benefit from an anticipated improved underwriting environment for insurers and reinsurers, adjusting certain pricing parameters for underwriting transactions that require posting of substantial collateral to ensure the transactions were sufficiently profitable to the Company, generally reducing the amount of collateral the Company is required to post, and potentially expanding into different classes of insurance business.
Also at the May 22, 2020 Board meeting, Walter Harris, the chairman of the Board, advised the Board that on May 16, 2020, he had been contacted by Party A, which inquired whether there might be a role for Party A to act as a “value added capital provider” to the Company. The Board authorized management to explore a possible transaction with Party A. On May 22, 2020, the closing price per share for the Company’s common shares on the Nasdaq Global Select Market was $13.91.
On May 24, 2020, Mr. Harris, Mr. Rajeh, Jonathan Levy, who is Watford’s CEO, and representatives of Party A participated in a conference call. Party A expressed potential interest in various types of financing transactions including investing in the Company’s common shares or its preference shares. Following the call, on May 27, 2020, Watford and Party A signed a confidentiality agreement and Party A subsequently was provided access to non-public information about Watford.
On June 12, 2020, representatives of Party A spoke to Mr. Harris and Mr. Levy and conveyed Party A’s interest in two possible transactions. The first possible transaction was a take-private transaction that would lead to Party A owning a majority of the Company’s common equity and Arch owning a substantial minority interest with all of the Company’s other common shareholders being cashed out. Party A’s representatives advised that in this transaction, holders of common shares would receive an all-cash price representing a “more than 30% premium to the Company’s current share price.” The closing share price for the Company’s common shares that day was $15.71, so Mr. Harris and Mr. Levy understood this to mean Party A proposed to pay approximately $21 per common share (an approximately 34% premium to the $15.71 per common share price). The second possible transaction was a purchase by Party A of Watford’s underwriting platform, operating infrastructure and insurance licenses. Party A’s representatives requested the Company’s permission for it to discuss with Arch potential changes to the terms of the services agreements between Watford and Arch’s subsidiaries that Party A would want to make in connection with any potential transaction.

On June 14, 2020, Mr. Harris and Mr. Levy called Mr. Rajeh, who confirmed to them that Arch was willing to discuss potential transactions with Party A. Mr. Levy then called Party A to authorize Party A having discussions with Arch as it had requested, subject to Party A agreeing to keep the Company informed regarding its discussions with Arch.
On June 17, 2020, the Board held a telephonic meeting at which Mr. Harris and Mr. Levy briefed the other directors on the discussions with Party A. During the meeting, the Board determined that it should engage a financial advisor. Also, during the meeting, Mr. Rajeh and Nicolas Papadopoulo determined that they would recuse themselves from any further discussions regarding strategic alternatives potentially available to Watford, recognizing that in any potential transaction that might result from those discussions, the interests of Arch could diverge from the interests of the Company and its other shareholders.
As hereinafter used in this summary, references to the “Board” or the “board of directors” or the “transaction committee” or any action taken by “directors” of the Company after June 17, 2020, means the board of directors acting without the participation of Maamoun Rajeh and Nicolas Papadopoulo, the directors appointed to the Watford board by Arch (the “Arch Directors”). The Arch Directors did not participate in the Board’s or any Board committee’s deliberations relating to the Merger Agreement, the statutory merger agreement or any transaction contemplated by either agreement (including the merger), and did not participate in the Board’s or any Board committee’s vote to approve the Merger Agreement, the statutory merger agreement or any transaction contemplated by either agreement (including the merger).
On June 22, 2020, the Board received presentations from Morgan Stanley and another investment bank. Subsequently, at the direction of the Board, the Company retained Morgan Stanley as its financial advisor. The Board selected Morgan Stanley based on its relevant experience, familiarity with the insurance industry including the specialty reinsurance segment, and reputation.
On June 28, 2020, Mr. Rajeh called Mr. Harris and Mr. Levy to report that while Arch remained open to discussions with Party A, Arch would also be exploring potential transactions in which it would partner with Kelso and/or Warburg Pincus. Mr. Harris and Mr. Levy agreed that the Company would provide access to non-public information to Kelso and Warburg Pincus subject to their entering into customary confidentiality agreements. Watford signed a confidentiality agreement with Warburg Pincus on June 30, 2020 and with Kelso on July 1, 2020. Subsequently, Watford provided each of them with access to non-public information. In late June 2020, Arch also entered into separate confidentiality agreements with each of Party A, Kelso and Warburg Pincus with respect to a possible Watford transaction.
On July 1, 2020, Francois Morin, a senior Arch executive, called Mr. Harris and Mr. Levy to advise that Arch wished to explore a transaction in which Arch would acquire a majority of the common equity of the Company. On July 2, 2020, on a telephonic Board meeting, Mr. Harris and Mr. Levy advised the Board of this development. On July 1, 2020, the closing price per share for the Company’s common shares on the Nasdaq Global Select Market was $16.62.
During July 2020, there were periodic calls between Arch and Watford to check-in and confirm the parties’ interest in continuing discussions with respect to a possible transaction. Arch informed Watford that it intended to review Watford’s second quarter operating results, including its non-investment grade portfolio valuations, and that a proposal would be forthcoming after such review. Arch continued discussions with Kelso and Warburg Pincus with respect to a potential transaction.
On August 13, 2020, Mr. Morin called Mr. Levy to advise him that Arch expected it shortly would deliver a verbal indication of the price per common share Arch and its co-investors would be willing to pay to acquire Watford. Mr. Morin further advised that Arch was considering various structures and that, in a transaction involving Arch, Kelso and Warburg Pincus, Arch would likely hold an equity interest representing less than 50% of the surviving entity.
On August 14, 2020, at the request of the Company’s Board, representatives of Morgan Stanley made a presentation to the Board regarding various potential strategic alternatives that might be available to the Company. The principal alternatives discussed at the meeting were (i) a “stay the course” strategy, (ii) a “hybrid strategy” with various potential modifications to the Company’s business model being made that could be pursued individually or in combination, including adjustments to the terms of the Company’s agreements with Arch and HPS that would include financial concessions by Arch and HPS, de-risking the Company’s investment portfolio, and reallocating the

Company’s “risk capital” to increase insurance underwriting risk while decreasing investment risk, (iii) placing the Company into “run-off” (in other words, ceasing to write new insurance risk and thereafter managing the incurred or possible claims under previously written policies with a view to realizing for shareholders the net value of the Company’s investment assets that remain after paying or providing for those claims), and (iv) establishing a new insurance franchise that would operate independently of Arch. In its discussion of these alternatives, the Board noted that the benefits to be derived from the various potential changes to the Company’s business model in the stay the course strategy and the hybrid strategy were difficult to forecast with certainty, for the most part could be executed only with cooperation from Arch and HPS, and would still leave the Company dependent on how well Arch and HPS performed for the Company. The Board further noted that the projected returns from a run-off strategy were lower as a percentage of book value than intuitively would be expected, and this appeared to be attributable principally to the length of time before the run-off generated cash flows that could be returned to shareholders, and to the amount of fees that the Company would have to pay Arch and HPS during the run-off absent their agreement to accept reduced fees. The Board asked Morgan Stanley to perform some additional analyses regarding the alternatives discussed at the meeting.
On August 16, 2020, Mr. Morin called Mr. Levy to convey a verbal indication of interest by Arch and its co-investors in taking the Company private for $25.00 per common share in cash. The following day, August 17, 2020, the Board held a regularly scheduled meeting at which Mr. Levy communicated Arch’s indication of interest. On August 17, 2020, the closing price per share for the Company’s common shares on the Nasdaq Global Select Market was $16.45.
On or about August 14, 2020, Arch requested and each of Kelso and Warburg Pincus separately agreed that they would exclusively partner with Arch in any transaction involving Watford. Such exclusivity enabled Arch to curtail its discussions with other potential co-investors and provided comfort to Kelso and Warburg Pincus insofar as they would be co-investing alongside a party familiar with the Company’s business. On or about August 17, 2020, Arch informed Party A that Arch would no longer pursue a potential transaction with Party A.
On August 19, 2020, the Board held a telephonic meeting at which representatives of Morgan Stanley provided an updated presentation that took into account the discussions at the August 14 meeting and also addressed Arch’s indication of interest. At the meeting, members of the Board expressed disappointment with the $25.00 per common share price presented by Arch. The members of the Board agreed that the Company should continue to explore all the possible alternatives it had discussed at its August 14 meeting and in that connection should press Arch and HPS to agree to potential changes to their agreements with Watford, including changes to the fees paid under their respective services agreements in various scenarios including run-off.
On August 21, 2020, in order to further explore the strategic options and alternatives discussed at Board meetings on August 14 and 19, 2020, Mr. Levy called Mr. Morin to ask for an update on the potential changes to Watford’s business model that Arch had presented to the Board at its May 22, 2020 meeting. Mr. Levy also asked Mr. Morin whether Arch was willing to engage with Watford in discussing modifications to the services agreements so as to improve Watford’s profitability. Mr. Levy asked Mr. Morin to arrange for coordination between representatives of Morgan Stanley, Watford’s financial advisor, and Goldman Sachs & Co. LLC (“Goldman Sachs”), Arch’s financial advisor, regarding the various strategic alternatives being considered by Watford’s Board.
On August 24, 2020, the Board met telephonically with its advisors, including representatives of Morgan Stanley, to discuss the shareholder value implications of the various alternatives being considered. Management presented its analyses of the feasibility and potential financial implications of implementing the conceptual changes presented by Arch and HPS at the May 22, 2020 Board meeting; a run-off strategy; and the “hybrid” options previously discussed. Management advised the Board that in its opinion all of these approaches had the potential to deliver a better result for shareholders than the $25.00 per common share buyout suggested by Arch. The Board concluded that the Company should press Arch for a substantial improvement in its $25.00 per common share indication of interest and, at the same time, press for Arch’s cooperation in exploring the other strategic alternatives potentially available to the Company.
On August 26, 2020, Mr. Harris and Mr. Levy met with Mr. Rajeh and Mr. Papadopoulo by video conference. In the meeting Mr. Rajeh and Mr. Papadopoulo conveyed that the conceptual business plan Arch had presented to the Board on May 22, 2020 would be difficult to implement because (i) the A.M. Best ratings review with negative implications was making Watford’s insurance and reinsurance underwriting activities more challenging than anticipated and (ii) the market was re-evaluating “total return insurers” such as Watford and clients were resisting accepting Watford as a counterparty, thus potentially requiring Arch to front more of the business that was intended to be Watford business.
Later on August 26, 2020, Arch delivered a letter to Watford confirming and reiterating the verbal preliminary indication of interest that Arch had conveyed on August 16, 2020, pursuant to which Arch proposed, together with its co-investors, Kelso and Warburg Pincus, to take the Company private for $25.00 per common share in cash. In the August 26 letter Arch noted that $25.00 per common share represented a premium of 49.3% over the closing price of the common shares on August 14, 2020 and 51.3% over the volume-weighted average trading price of the common shares over the period of 30 trading days ended August 14, 2020, that a buyout “would eliminate the significant risks to Watford and its shareholders currently posed by its ratings status,” and that the proposal was subject to internal approvals of all three investors and satisfactory completion of diligence.
On or about August 28, 2020, representatives of Goldman Sachs conveyed, as directed by the Arch Board, to representatives of Morgan Stanley that Arch would continue to operate under the terms of the existing services agreements and that Arch would not agree to discussing modifications to the services agreement related to fees for services or related to establishing or entering into arrangements with insurance franchises independent of Arch. On August 28, 2020 the Board met telephonically with its advisors, including representatives of Morgan Stanley. Mr. Harris and Mr. Levy provided a summary to the Board of their August 26, 2020 meeting with Mr. Rajeh and Mr. Papadopoulo. Additionally, representatives of Morgan Stanley provided a summary to the Board of their discussions with representatives of Goldman Sachs. The members of the Board not affiliated with Arch believe that Arch may have been unwilling to discuss reduced fees and the Company’s entry into independent insurance arrangements because Arch is a public company with its own shareholders and fiduciary duties require its board to maximize Arch shareholder value. The Board directed representatives of Morgan Stanley to continue to press on these points while at the same time explaining to representatives of Goldman Sachs why the Board believed that Arch should be willing to pay a substantially higher price for Watford than the $25.00 per common share it had proposed. The Board discussed various means by which Arch’s proposal could be improved, including by offering Watford common shareholders the choice of either being paid cash for their common shares or, alternatively, having an option to “roll over” their Watford common shares into shares of the surviving company following the purchase of Watford by Arch.
On September 1, 2020, Mr. Levy delivered a letter to Arch notifying Arch that Watford’s Board, after consultation with its financial advisors, determined that $25.00 per common share was inadequate. Subsequently, representatives of Morgan Stanley conveyed the Board’s views on the Arch proposal to representatives of Goldman Sachs.
On September 3, 2020, representatives of Goldman Sachs, as directed by the Arch Board, told representatives of Morgan Stanley that Arch was willing to raise the price Arch and its co-investors proposed to pay to $27.00 in cash per common share, with no equity roll-over option for Watford common shareholders that Arch had substantial concerns about the possibility of future declines in the value of Watford's non-investment grade fixed income portfolio and that it was Arch's view that Watford would likely struggle as a public company if it remained independent, which could limit the types of underwriting opportunities it would be able to provide to Watford. The Board discussed this revised indication of interest with Morgan Stanley and its other advisors in a telephonic meeting held on September 4, 2020.
On September 8, 2020, various press stories were published describing rumors that Arch had offered $26.00 per common share for Watford.
On September 9, 2020, following further discussions between the Board and its advisors, representatives of Morgan Stanley conveyed a counteroffer on behalf of the Board to representatives of Goldman Sachs of $32.00 per common share, subject to a reduction to $30.00 and increase to $34.00 based on future movements in the value of Watford’s investment portfolio between signing and closing, and including an equity roll-over option for Watford common shareholders.
On September 15, 2020, representatives of Goldman Sachs, as directed by the Arch Board, told representatives of Morgan Stanley that Arch was willing to raise the price Arch and its co-investors proposed to pay to $28.25 per common share in cash, with no equity roll-over option for Watford common shareholders.

On September 20, 2020, at the Board’s direction, representatives of Morgan Stanley conveyed a counteroffer to representatives of Goldman Sachs of $32.00 per common share, with a hedging mechanism intended to protect Arch from major declines in the value of Watford’s investment portfolio between signing and closing, coupled with an equity roll-over option for Watford common shareholders. Later that evening, representatives of Goldman Sachs, as directed by the Arch Board, indicated that Arch would propose an alternative structure in the coming days to address Arch’s concern about declines in the value of Watford’s non-investment grade portfolio.
On September 21, 2020, Enstar, a 5% shareholder of the Company, filed a statement on Schedule 13D with the SEC in which they reported that in the previous 60 days they had purchased an aggregate of 735,480 common shares of Watford at prices between $22.61 and $25.35 per common share, increasing their beneficial ownership of Watford’s outstanding common shares from approximately 5.2% to approximately 9.1%, and making them Watford’s second largest shareholder. Enstar had previously disclosed their 5% ownership on a Form 13F filed with the SEC (indicating passive investment intent).
On September 22, 2020, representatives of Goldman Sachs, as directed by the Arch Board, told representatives of Morgan Stanley that Arch was willing to offer $30.00 per common share in cash, with downside protection to Arch: if Watford’s non-investment grade portfolio’s realized and unrealized losses exceeded $85 million, the purchase price would be reduced dollar for dollar, with a closing condition that Watford’s non-investment grade portfolio’s realized and unrealized losses did not exceed $170 million. The alternative structure did not include an equity roll-over option for Watford common shareholders.
Also on September 22, 2020, at the Board’s direction following a telephonic meeting of the Board that evening, representatives of Morgan Stanley contacted senior executives at Enstar to inquire as to its objectives in announcing its recent acquisitions of Watford common shares. Enstar responded that it made the purchases because it considered the common shares to be undervalued. Later that evening, Mr. Levy, Mr. Morin and representatives of Morgan Stanley and representatives of Goldman Sachs held a telephonic meeting in which Mr. Levy conveyed a counteroffer of $31.00 per common share, with two alternative mechanisms intended to protect Arch from major declines in the value of Watford’s non-investment grade portfolio between signing and closing, coupled with an equity roll-over option for Watford common shareholders.
On September 24, 2020, Mr. Harris called Mr. Grandisson and conveyed to Mr. Grandisson the Board’s views on the September 22 proposal, as well as the Board’s reasoning with respect to the value to Watford’s common shareholders of having an equity roll-over component. On or about September 25, 2020, Arch directed its counsel and financial advisors to analyze whether an equity roll-over for Watford common shareholders was feasible. After reviewing various permutations, and taking into consideration the requirements of Bermuda corporate law, Arch determined that an equity roll-over available to all existing Watford common shareholders would be complex to execute and would jeopardize the primary purpose of its proposed transaction, which was to take Watford private.
On September 26, 2020, Mr. Morin called Mr. Levy to convey that Arch and its co-investors remained willing to pay $30.00 per common share in cash, with no equity roll-over option for Watford common shareholders, but the price reduction mechanism and closing condition from the September 22 proposal did not adequately protect Arch and its co-investors and would be replaced with a closing condition that Watford’s book value had not declined by more than 29% as a result of net realized and unrealized losses in Watford’s non-investment grade portfolio. On September 29, 2020, at the Board’s direction, representatives of Morgan Stanley conveyed a counteroffer to representatives of Goldman Sachs of $31.00 per common share, with no equity roll-over option for Watford common shareholders, and subject to a closing condition that Watford’s book value had not declined to below $31.00 per common share due to losses in Watford’s non-investment grade portfolio.
On September 30, 2020, Watford received a letter from Enstar, addressed to Watford’s Board, setting forth a “non-binding indicative proposal” to acquire all of the outstanding common shares of the Company for $31.00 per common share in cash, “subject to the satisfactory completion of our diligence and the agreement of definitive transaction documents.” Enstar filed the letter with the SEC the following day, as an exhibit to a Schedule 13D amendment.
In its letter, Enstar stated:
Our purchase price is based on the assumption that the key contracts with Arch Capital Group and HPS Investment Partners would remain in place, but we are willing to discuss the early termination of those agreements if that would be preferable to such parties.

Enstar’s letter also contained this statement:
We would require the opportunity to conduct detailed due diligence that is commensurate with an acquisition of this size in all key areas including financial, actuarial, claims, legal, regulatory diligence. In addition, we would seek to engage with Arch and HPS on the potential for an early termination or restructuring of their contracts with the Company, particularly in light of any potential changes to the Company’s business plan following the consummation of the transaction.
On October 1, 2020, at the Board’s direction, representatives of Morgan Stanley held a call with senior executives at Enstar to further explore their offer.
Later that day, Mr. Morin told Mr. Levy that Arch was willing to raise the price Arch and its co-investors proposed to pay to $31.00 per common share, with no equity roll-over option for Watford common shareholders, and subject to a closing condition that Watford’s book value had not declined to below $31.00 per common share due to losses in Watford’s non-investment grade portfolio. Mr. Morin noted that Arch would not stand by while Watford attempted to negotiate with Enstar and if it appeared that Enstar was to engage in a bidding war, Arch would abandon discussions regarding a potential acquisition of Watford. Mr. Morin also noted that outside of any requirements to continue to perform under its services agreements with Watford if Enstar were to acquire Watford, Arch was not willing to work with Enstar to facilitate a transaction between Watford and Enstar. Finally, he said that if Watford agreed in principle to Arch’s offer, Arch believed a definitive agreement could be reached within a few days. On October 1, 2020, the closing price per share for the Company’s common shares on the Nasdaq Global Select Market was $28.81 per share.
On October 2, 2020, Watford’s Board met telephonically with its advisors to discuss the recent proposals from Arch and Enstar. At the meeting, representatives of Morgan Stanley reported on their October 1, 2020 conversation with Enstar. They noted that it was clear to them that Enstar had done a fair amount of diligence on Watford based on publicly available information. Morgan Stanley’s representatives also reported that they sought clarity from Enstar on the extent to which Enstar’s interest was contingent on reaching some accommodation with Arch and HPS, and that Enstar’s responses were inconclusive. Finally, they noted that Enstar expressed concern about proceeding if Arch was unwilling to cooperate with their proposal for Watford. The Board members agreed that ideally, Watford would quickly engage with Enstar to assess the level of its interest in a transaction at a price higher than $31.00 per common share, and also would use Enstar’s public expression of interest to extract a higher price from Arch. The Board noted, however, that Arch had stated it would abandon its potential acquisition of Watford if it felt that it was engaging in a bidding war. The Board noted that Enstar’s September 30 letter appeared to convey a need on Enstar’s part to “engage with Arch and HPS” before proceeding with a transaction, and therefore, and in light of Arch having conveyed that it would not be cooperative with Enstar (outside of any requirements to continue to perform under its services agreements with Watford if Enstar were to acquire Watford), there was substantial uncertainty as to how viable Enstar’s proposal would prove to be. Also, Enstar’s initial Schedule 13D filing had disavowed any plans or proposals to seek to acquire Watford, raising questions as to Enstar’s level of seriousness. The Board noted it was possible that Enstar had made public a $31.00 per common share proposal in order to drive up the price of Watford common shares and the price that Arch would be willing to pay in its rumored negotiations with Watford, for the purpose of making a profit on Enstar’s investment in Watford common shares. Finally, the Board took seriously Arch’s expression that it would not stand by while Watford attempted to negotiate with Enstar.
After deliberating, the Board determined to take actions necessary to secure a deal with Arch while preserving the Board’s flexibility to entertain a higher bid from Enstar later, if Enstar’s interest proved to be robust. The Board did so in the belief that if it engaged with Enstar and Enstar then proved unwilling to proceed with an offer (including potentially because Arch or HPS declined to engage with Enstar in the way Enstar’s letter contemplated), Watford could be left with no buyout transaction and a fractured relationship with Arch (which was an especially unappealing prospect given Watford’s substantial dependence on Arch to manage its insurance and reinsurance underwriting operations). At its October 2, 2020 meeting, the Board also authorized certain adjustments to the compensation arrangements of Watford’s management team (involving an incremental compensation expense of approximately $2 million in the aggregate). The Board took this action after discussing the need to induce employees to stay with the Company to ensure Watford remained able to operate and fulfill its merger-related obligations after the announcement of any change of control transaction.
At the Board’s direction, later on October 2, 2020, Mr. Levy contacted Mr. Morin to propose a transaction at $32.00 per common share in cash coupled with a closing condition that Watford’s book value had not declined below

$32.00 per common share due solely to losses in the non-investment grade portfolio. Mr. Levy also advised Mr. Morin that the Board had authorized certain adjustments to the compensation arrangements of Watford’s management team (involving an incremental compensation expense of approximately $2 million in the aggregate), and that the Board sought assurances that Watford’s junior employees would receive customary contractual protections. Later that same day, October 2, 2020, Mr. Grandisson contacted Mr. Harris and noted that $31.00 was Arch’s final offer and if Watford did not accept before the end of the day, Arch would withdraw its proposal.
Mr. Levy and Mr. Morin subsequently reached an agreement in principle on a price of $31.10 per share with a closing condition that the value of Watford’s non-investment grade fixed income portfolio had not declined by more than $238 million, coupled with an ability for Watford to postpone the closing in order to allow the portfolio time to recover from any such decline. Thereafter, Arch proposed that Watford enter into an exclusivity agreement that would have prevented Watford from engaging with competing bidders while the parties negotiated a definitive agreement, but no such agreement was executed.
On October 4, 2020, Arch’s counsel, Cahill Gordon & Reindel LLP (“Cahill”) sent Watford’s counsel, Clifford Chance US LLP (“Clifford Chance”), a draft merger agreement. On October 6, 2020, lawyers from Cahill, Arch and Clifford Chance held a call to discuss the draft. On the call, the Clifford Chance lawyers explained that the draft merger agreement was problematic from Watford’s perspective for a variety of reasons including because (i) it contemplated that the acquirer would be a newly-formed entity to be owned by Arch and its co-investors, raising questions as to the viability of remedies in case of a default; (ii) it contained several “deal protection” provisions, including a “force the vote” provision that would prevent Watford from terminating the merger agreement to enter into an agreement for a transaction it deemed superior, a termination fee (or “break fee”) of 4.5% of transaction value, and a requirement for Watford to reimburse all of Arch’s transaction expenses (in an unlimited amount) if Watford’s shareholders voted against the merger; (iii) it required Watford to comply with operating covenants covering aspects of Watford’s business that are run by Arch under the services agreements; (iv) it required detailed representations on aspects of Watford’s business handled by Arch; and (v) some of the closing conditions proposed by Arch could allow Arch to not close under circumstances where Watford deemed such refusal inappropriate. Clifford Chance subsequently sent Cahill a revised draft of the merger agreement containing changes addressing these objections. On the call, representatives of Clifford Chance also said Watford expected Arch would commit to vote its Watford shares in favor of the transaction, and Clifford Chance subsequently sent a draft of a voting and support agreement to Cahill.
On October 5, 2020, Enstar delivered a letter addressed to the Board that said in part:
“Following-up on our non-binding indicative proposal dated September 30, 2020, for an all-cash acquisition of 100% of the ordinary share capital of Watford Holdings Ltd. (“Watford”) at $31.00 per share, and our subsequent conversations with Morgan Stanley, we are pleased to reconfirm our continued interest in a potential transaction. We believe that the appropriate next step would be to enter into a non-disclosure agreement to allow us to complete our due diligence in an expeditious manner.
On completion of due diligence, it is likely that we may be able to increase our offer.”
Enstar filed the letter with the SEC as an exhibit to a Schedule 13D amendment on the same day.
Arch, Watford and their respective advisors continued negotiating the terms of the merger agreement and the voting and support agreement through the week of October 5, 2020. On October 7, 2020, the Board met telephonically for a briefing on the status of negotiations and to discuss Enstar’s latest letter. The Board noted that Enstar had not increased its $31.00 per common share price, and that the suggestion in Enstar’s letter of a possible increase in price seemed non-committal and highly conditional, with no material changes in price or certainty of execution since their prior letter. Representatives of Clifford Chance participated in the meeting and reported that negotiations on the merger agreement and the voting and support agreement were proceeding well. The Board determined to continue to work toward a deal with Arch that gave sufficient flexibility to engage with Enstar later, should Enstar wish to do so. The Board noted that Arch and its advisors had indicated a willingness to eliminate many of the “deal protection” provisions contained in Arch’s initial draft of the merger agreement that would have limited this flexibility.
On October 8, 2020, the Board met telephonically to receive a further briefing on negotiations. Representatives of Clifford Chance participated in the meeting and reported that the issues it had previously raised with Arch’s proposal had been satisfactorily addressed, with a handful of items, including the size of the break fee, remaining to be resolved. Representatives of Morgan Stanley and Clifford Chance and the members of the Board then discussed certain reasons for the merger, including both positive and negative factors, that the members of the Board had considered and discussed at prior meetings. Representatives of Morgan Stanley made a presentation to the Board on the financial aspects of the transaction. Morgan Stanley rendered its oral opinion, subsequently confirmed in writing, by delivery of a written opinion dated October 8, 2020, to the effect that, as of such date, and based upon and subject to the various assumptions, procedures, matters, qualifications and limitations on the scope of the review undertaken by Morgan Stanley as set forth in the written opinion, the consideration to be received by the holders of common shares (other than Excluded Shares) pursuant to the Initial Merger Agreement was fair from a financial point of view to such holders. The Board also discussed that, due to provisions in Watford’s bye-laws and because of COVID-19 related travel restrictions, formal approval of the definitive merger agreement and the transactions contemplated by it would have to be taken by the three directors who were physically present in Bermuda, acting on their own behalf and as representatives of the other directors pursuant to authorizations granted by those other directors in accordance with the Company’s bye-laws and Bermuda law. The terms of the merger agreement and the voting and support agreement were finalized in accordance with the Board’s directions overnight.
On the morning of October 9, 2020, at a Board meeting held telephonically in Bermuda using the procedures and appointed representatives as described above, the Board approved the Initial Merger Agreement and the transaction contemplated thereby, including a merger in which the holders of Watford common shares would receive $31.10 per common share in cash and the Arch Voting and Support Agreement. After the Board meeting, the Company, Arch, Merger Sub and their respective affiliates entered into the Initial Merger Agreement and the Arch Voting and Support Agreement. Before market open in the U.S. on October 9, 2020, the Company issued a press release announcing it had entered into the Initial Merger Agreement and the Arch Voting and Support Agreement, and describing the $31.10 per common share consideration provided for in the Initial Merger Agreement.
On October 15, 2020, Enstar delivered a letter addressed to Watford’s directors which included the following statement: “Subject to satisfactory completion of diligence, Enstar is hereby providing a revised indicative, non-binding proposal to acquire 100% of the outstanding common shares of Watford at $34.50 per share, payable in all cash.” Enstar filed the letter with the SEC on the same day, as an exhibit to a Schedule 13D amendment.
On October 19, 2020 the Board, using the procedures and appointed representatives as described above, determined that Enstar’s $34.50 per common share proposal reasonably could be expected to lead to a “Superior Proposal” as defined in the Initial Merger Agreement and that, subject to entering into a suitable confidentiality agreement and complying with the terms of the Initial Merger Agreement, Watford should furnish non-public information to Enstar and discuss Enstar’s proposal with Enstar. Watford issued a press release reporting this development later the same day. Also on October 19, 2020, the Board appointed a transaction committee comprising all of the then-current members of the Board, other than the Arch Directors, and delegated to the transaction committee the authority to take any and all actions under or with respect to the Initial Merger Agreement. Later that day, Watford sent Enstar a proposed form of confidentiality agreement and, on October 24, 2020, Watford entered into a confidentiality agreement with Enstar. Watford subsequently provided Enstar access to non-public information about Watford and, at the Board’s direction, representatives of Morgan Stanley engaged with Enstar to seek more information about its proposal.
Between October 22 and October 26, 2020, representatives of Arch and representatives of Enstar had discussions, and Enstar indicated it would be willing to support an Arch proposal of $35.00 per common share.
On October 27, 2020, Arch advised Watford that Arch was willing to increase the Merger Consideration from $31.10 per common share in cash to $35.00 per common share in cash if Enstar would agree to vote its shares in favor of the revised deal. Arch advised that Enstar had indicated a willingness to consider such an arrangement, contingent on its being satisfied with the revised terms of the merger agreement. Cahill subsequently sent Clifford Chance a draft amendment to the Initial Merger Agreement and a draft voting and support agreement to be signed by Enstar.
At a telephonic meeting of Watford’s transaction committee held on October 28, 2020, Clifford Chance reported that the draft documents provided by Cahill provided for amendments to the “deal protection” provisions of the Initial Merger Agreement that would eliminate the ability of Watford’s Board (and the transaction committee) to (i) respond to unsolicited alternative proposals that appeared potentially to be superior, (ii) change the Board’s recommendation to shareholders in response to a superior proposal, and (iii) terminate the merger agreement to enter into an agreement for a superior proposal. The drafts also provided for an increase in the break fee payable under certain circumstances by Watford from 3.0% of the equity value implied by the transaction terms to 5.0%, and for payment by Watford of an expense reimbursement of up to $5.0 million if Watford’s shareholders voted against the Arch merger. The draft documents also reduced the size of the maximum permitted non-investment grade portfolio net investment loss that would be a closing condition from $238 million to $160 million, and removed Arch’s consent to executive compensation arrangements costing approximately $2.0 million and to certain junior employee compensation protections that were expressly permitted under the Initial Merger Agreement. The transaction committee directed management and its advisors to reject the non-price terms reflected in the draft documents and to propose instead an amendment to the Initial Merger Agreement in which the only changes would be an increase in the Merger Consideration from $31.10 per common share to $35.00 per common share and an increase in the break fee payable by Watford under certain circumstances from 3.0% of the equity value implied by the transaction terms to 3.5%.
Representatives of Clifford Chance conveyed the transaction committee’s position in two conference calls held on October 29, 2020 with representatives of Cahill. During the calls, in addition to discussing their respective clients’ positions, Cahill and Clifford Chance discussed the status of Watford’s discussions with Enstar. Cahill advised that Enstar had not yet reviewed the amendment containing the revised merger terms as proposed by Arch, and that Enstar’s review and approval of the revised deal terms agreed by Watford and Arch would be required prior to its execution of a voting and support agreement. At the direction of the Board, representatives of Morgan Stanley held separate discussions with representatives of Goldman Sachs, including regarding the closing condition tied to losses in Watford’s non-investment grade portfolio and Arch’s proposal to reduce the maximum permitted loss from $238 million to $160 million. The transaction committee received periodic email updates regarding the status and substance of these discussions.
On November 1, 2020, following a series of discussions between the respective representatives of Arch and Watford, Mr. Morin and Mr. Levy reached an agreement in principle under which Arch would agree to pay $35.00 per common share in cash; the ability of Watford’s Board to deal with unsolicited competing offers would remain unchanged from the Initial Merger Agreement except that the termination fee would be increased from 3.0% of the equity value implied by the transaction terms to 4.0%; the closing condition tied to the maximum permitted net investment losses in Watford’s non-investment grade portfolio would be reduced from $238 million to $208 million but Watford would be granted additional flexibility under the amended merger agreement to “de-risk” its non-investment grade portfolio; and Watford’s ability to make specified adjustments to executive and junior employee compensation arrangements as provided in the Initial Merger Agreement would remain unchanged. This understanding was subject to approval by Watford’s transaction committee (acting pursuant to authority delegated by the Board) and also was subject to Enstar’s willingness to agree to the Enstar Voting and Support Agreement (on which negotiations with Enstar were being led by Arch).
On November 1, 2020, the transaction committee met telephonically with its advisors to discuss the proposed amendment to the Initial Merger Agreement. Representatives of Morgan Stanley made a presentation to the Board on the financial aspects of the transaction and advised the Board that Morgan Stanley was prepared to deliver its opinion as to the fairness from a financial point of view of the terms of the proposed merger at a price per common share of $35.00. The transaction committee members discussed that, due to provisions in Watford’s bye-laws and because of COVID-19 related travel restrictions, formal approval of the proposed amendment to the Initial Merger Agreement and the transactions contemplated by it would have to be taken by the three directors (other than the Arch Directors) who were physically present in Bermuda, acting on their own behalf and as representatives of the other directors (other than the Arch Directors) pursuant to authorizations granted by those other directors in accordance with the Company’s bye-laws and Bermuda law. Morgan Stanley rendered its oral opinion, subsequently confirmed in writing by delivery of a written opinion dated November 1, 2020, and attached to this proxy statement as Annex D, to the effect that, as of such date, and based upon and subject to the various assumptions, procedures, matters, qualifications and limitations on the scope of the review undertaken by Morgan Stanley as set forth in the written opinion, the consideration to be received by the holders of the common shares (other than Excluded Shares) pursuant to the Merger Agreement was fair from a financial point of view to such holders. Thereafter, at a duly called transaction committee meeting held in Bermuda using the procedures described above at which a quorum of directors was present, the transaction committee (acting on behalf of the Board pursuant to authority delegated by the Board), after considering various factors described herein, adopted resolutions (i) determining that the revised Merger Consideration of $35.00 per common share constitutes fair value for each common share in accordance with the Bermuda Companies Act, (ii) determining that the continuation of each outstanding preference share as a preference share of the surviving company with the same dividend and other relative rights, preferences, limitations and restrictions as are now provided to the preference shares constitutes fair value for each preference share in accordance with the Bermuda Companies Act, (iii) determining that the terms of the Merger Agreement (as amended by Amendment No. 1) and the Statutory Merger Agreement and the transactions contemplated thereby, including the merger, are fair to and in the best interests of the Company and its shareholders, (iv) approving and declaring advisable the execution, delivery and performance of the Merger Agreement and the Statutory Merger Agreement and the consummation of the transactions contemplated thereby, including the merger, (v) subject to the right of the Board of Directors to change its recommendation in certain circumstances, recommending that the Company’s shareholders vote in favor of the Merger Proposal at a duly held meeting of such shareholders for such purpose and (vi) approving and authorizing the Enstar Voting and Support Agreement.
After being advised that Watford’s transaction committee had approved Amendment No. 1 and the Enstar Voting and Support Agreement, Arch furnished Enstar with a copy of Amendment No. 1 and the latest draft of the Enstar Voting and Support Agreement. Enstar subsequently advised that after reviewing Amendment No. 1 it was willing to sign the Enstar Voting and Support Agreement.
Before market open in the U.S. on November 2, 2020, the parties executed Amendment No. 1 and the Enstar Voting and Support Agreement, and Arch and Watford issued press releases announcing them. In addition, on November 2, 2020, Arch assigned its rights under the Merger Agreement to Holdco.
Separately, on or about November 2, 2020, each of Arch, Kelso and Warburg Pincus entered into an equity commitment letter dated November 2, 2020 with Holdco, pursuant to which Arch, Kelso and Warburg Pincus each agreed to fund equity contributions to Holdco on the closing date of the merger, in an aggregate amount sufficient to enable Holdco to pay the cash purchase price under the Merger Agreement. Watford was not involved in the negotiations of the equity commitment letters.
Purpose and Reasons of the Company for the Merger; Position of the Company as to Fairness of the Merger; Recommendation of the Board of Directors
Two members of our board of directors (the “Arch Directors”) were appointed to serve on our board by Arch. The Arch Directors did not participate in the Board’s deliberations relating to the merger agreement, the statutory merger agreement or any transaction contemplated by either agreement (including the merger), did not participate in the vote to approve the merger agreement, the statutory merger agreement or any transaction contemplated by either agreement (including the merger), and are not making any recommendation with respect to any proposal in this proxy statement. Accordingly, all references in this section to the “Board” or the “board of directors” or the “transaction committee” or to any action taken by or recommendation made by the “Board”, the “board of directors”, the “transaction committee” or any “directors” of the Company in connection with the merger and related transactions means the board of directors acting without the participation of the Arch Directors.
Watford’s Board concluded and believes, based on its consideration of the factors relating to the substantive and procedural fairness described below, that the Merger Agreement, the Statutory Merger Agreement and the transactions contemplated thereby, including the merger, are fair to, and in the best interests of, the Company. The Company’s purpose and reasons for undertaking the merger at this time are to enable holders of common shares to realize the value of their investment in the Company in cash at a favorable price.
Recommendation of our Board of Directors
The Board recommends that you vote “FOR” the Merger Proposal.
For purposes of Section 106(2)(b)(i) of the Bermuda Companies Act, the Board considers $35.00 in cash, without interest and less any applicable withholding taxes, to be fair value for each issued and outstanding common share. The Board also considers that the continuation of each issued and outstanding preference share as a preference share of the surviving company with the same dividend and other relative rights, preferences, limitations and restrictions as are now provided to the preference shares constitutes fair value for each preference share in accordance with the Bermuda Companies Act.
Watford’s Reasons for the Merger
On November 1, 2020, Watford’s transaction committee (acting on behalf of the Board pursuant to authority delegated by the Board), after considering various factors described herein, adopted resolutions at a meeting duly called at which a quorum of directors was present (i) determining that the Merger Consideration constitutes fair value for each common share in accordance with the Bermuda Companies Act, (ii) determining that the continuation of each outstanding preference share as a preference share of the surviving company with the same dividend and other relative rights, preferences, limitations and restrictions as are now provided to the preference shares constitutes fair value for each preference share in accordance with the Bermuda Companies Act, (iii) determining that the terms of the Merger Agreement and the Statutory Merger Agreement and the transactions contemplated thereby, including the merger, are fair to and in the best interests of the Company and its shareholders, (iv) approving and declaring advisable the execution, delivery and performance of the Merger Agreement and the Statutory Merger Agreement and the consummation of the transactions contemplated thereby, including the merger, and (v) subject to the right of the Board to change its recommendation in certain circumstances, recommending that the Company’s shareholders vote in favor of the Merger Proposal at a duly held meeting of such shareholders for such purpose.
In evaluating the Merger Agreement and the Statutory Merger Agreement and the transactions contemplated thereby, including the merger, the Board consulted with Watford’s senior management, outside counsel and independent financial advisors. In recommending that Watford’s shareholders vote their common shares in favor of the Merger Proposal, the Board also considered the following potentially positive factors, which are not intended to be exhaustive and are not presented in any relative order of importance:
•
The belief of the directors who participated in the Board’s deliberations, after a thorough review of, and based on the directors’ knowledge of, Watford’s current and historical financial condition, results of operations, prospects, business strategy, competitive position, industry trends, long-term strategic goals and opportunities, properties and assets, including the potential impact of those factors on the trading price of Watford common shares, and discussions with Watford’s senior management and outside financial and legal advisors, that the value to be provided to Watford’s shareholders pursuant to the Merger Agreement and the Statutory Merger Agreement is significantly more favorable to Watford’s shareholders than the potential value that might reasonably be expected to result from the alternatives considered by the directors, specifically remaining an independent public company, changing Watford’s business model or executing a “run-off” process.

•	The current and historical market prices of the Company’s common shares, including the fact that the Merger Consideration of $35.00 per common share constituted a premium of:
•
approximately 128.5% over the volume weighted average share price of the common shares during the 90 days ended September 8, 2020, the last trading day before rumors of Arch’s proposal to acquire Watford first appeared in the press;

•	approximately 95.9% over the closing share price on September 8, 2020, the last trading day before rumors of Arch’s proposal to acquire Watford first appeared in the press;
•
approximately 21.1% over the highest trading price of the Company’s common shares in the 52 weeks preceding September 8, 2020, the last trading day before rumors of Arch’s proposal to acquire Watford first appeared in the press; and

•
approximately 222.3% over the lowest trading price of the Company’s common shares in the 52 weeks preceding September 8, 2020, the last trading day before rumors of Arch’s proposal to acquire Watford first appeared in the press.

In its evaluation, the Board did not consider the relationship between the Merger Consideration of $35.00 per common share and the prices at which the Company had repurchased shares pursuant to its share repurchase programs, because those repurchases were made at a time when the Board generally considered the Company’s shares to be undervalued and, accordingly, the prices at which those repurchases were made were not considered a useful metric when evaluating the Merger Agreement. If the Board had considered this metric, it would have noted that the Merger Consideration of $35.00 per common share reflects a premium of approximately 21.3% over the highest average daily purchase price paid by the Company pursuant to its share repurchase programs during the 52 weeks preceding the date of the Merger Agreement.
In its evaluation, the Board considered the market price of its common shares to be the best indicator of the Company’s going concern value.
•
The fact that, prior to the announcement of Watford’s entry into the Merger Agreement, Watford common shares had never traded at a price higher than the Merger Consideration of $35.00 per common share.

•
The fact that the recent trading prices of Watford common shares may have reflected market expectations of an announcement of a potential strategic transaction involving Watford, and that absent such announcement it is likely that the trading price of Watford common shares would decline materially.

•
The fact that the Board and Watford’s senior management, in coordination with Watford’s independent legal and financial advisors, carefully analyzed the strategic alternatives potentially available to Watford including the feasibility of those alternatives and the likely consequences of implementing those alternatives.

•	The potential risks to Watford of remaining as an independent public company, including risks and uncertainties relating to:
•
successfully implementing Watford’s business strategy in light of the likelihood of continued volatility in the financial markets and the resulting impacts on the future performance of Watford’s investment portfolio, and the recent underperformance of Watford’s underwriting portfolio relative to its peers and the potential for it to continue;

•	Watford’s substantial reliance on Arch and HPS; and
•	the “risk factors” set forth in Watford’s Annual Report on Form 10-K for the fiscal year ended December 31, 2019 and other filings with the SEC.
•
The financial analyses of Morgan Stanley, financial advisor to Watford in connection with the merger, and the oral opinion rendered by Morgan Stanley to the Board, which was confirmed by delivery of a written opinion, dated November 2, 2020, to the effect that, as of that date and based on and subject to various assumptions made, procedures followed, matters considered and limitations and qualifications on the review undertaken by Morgan Stanley as set forth in its written opinion, the Merger Consideration was fair, from a financial point of view, to the holders of Company common shares (other than holders of Excluded Shares). For more information, see the section entitled “Special Factors—Opinion of Morgan Stanley & Co. LLC” beginning on page [35].

•	The fact that the Merger Consideration per common share consists solely of cash, which will provide certainty of value and liquidity to Watford common shareholders.
•
The fact that the Merger Consideration of $35.00 per common share provided for in the Merger Agreement represents an increase of 12.5% from the $31.10 per common share cash consideration in the Initial Merger Agreement and 40% from Arch’s initial indicative bid of $25.00 per common share.

•
The fact that each issued and outstanding preference share will be continued as a preference share of the surviving company with the same dividend and other relative rights, preferences, limitations and restrictions as are now provided to the preference shares.

•
The fact that, in the opinion of the Board, the Merger Agreement was the product of extensive, arm’s-length negotiations; as evidenced by the fact that (i) the Arch Directors did not participate in any of the negotiations or the Board deliberations related to the merger; and (ii) as discussed in more detail above under “—Background of the Merger”, the Company’s management and the Board repeatedly pressed Arch to raise its purchase price per common share throughout the negotiation process, even after Arch advised the Company that it had already provided its final offer, and the Board successfully made use of Enstar’s interest in acquiring Watford to extract a higher purchase price from Arch, which the Board was able to do only because it insisted, over Arch’s objection, that the Initial Merger Agreement the Company signed with Arch contained provisions allowing the Board to engage and negotiate with additional parties for an alternative transaction at a higher price.

•
Based on their review of Watford’s strategic alternatives, the exploration of those alternatives and related discussions and negotiations with Arch, all as overseen by the Board and undertaken by Watford’s management and its financial advisor, including that, as described above, the Merger Agreement was the product of extensive, arm’s-length negotiations, and taking into account the advice of the Company’s financial and legal advisors, the belief of the Board that the $35.00 per common share Merger Consideration was the highest price per common share that Arch was willing to pay, that the proposed transaction had a relatively high degree of certainty of consummation and that the terms and conditions of the Merger Agreement were the most favorable to Watford and its shareholders that Arch would be willing to agree to.

•
The availability of appraisal rights to Watford’s shareholders who do not vote in favor of the Merger Proposal, which rights provide eligible shareholders with the opportunity to have the Bermuda Court determine the fair value of their shares.

•
The view of the Board that the value that would be received by Watford’s common shareholders in a liquidation transaction would be significantly lower compared to the Merger Consideration, coupled with the Board’s recognition that the value to be received by the common shareholders in a liquidation would be received over a period of years and likely in installments, and the actual aggregate amount that would be payable to the common shareholders in a liquidation was unknown, whereas the Merger Consideration will be payable in full at the closing of the transaction and is fixed at $35.00 per share.

•
The fact that after the announcement of a transaction with Arch at $31.10 per share, the only competing proposal received by the Board was Enstar’s proposal to pay $34.50 per common share and subsequently Enstar, which has a reputation as an experienced operator in the insurance industry, including in run-off transactions, declined to bid more than the $35.00 per common share price that Arch ultimately agreed to.

•
The view of the Board that, despite the termination fee payable to Holdco under certain circumstances, the terms of the Merger Agreement would be unlikely to deter any other third party from making an unsolicited superior proposal (other than Enstar, as result of its agreements under the Enstar Voting and Support Agreement), and the fact that Watford successfully negotiated with Arch for the right to terminate the Merger Agreement in order to enter into a new agreement for an alternative transaction that the Board determines to be a superior proposal, subject to certain conditions.

•	The other terms of the Merger Agreement, including:
•	The limited termination rights available to Holdco;
•
The obligation of each of Holdco and Arch to use its reasonable best efforts to take all actions and do all things necessary, proper or advisable to obtain applicable antitrust and other regulatory approvals, except that neither Holdco nor Arch is required to take any action that could result in a Burdensome Condition (as defined in the Merger Agreement);

•
The inclusion of provisions that permit the Board, under certain circumstances and subject to certain conditions, to withdraw, qualify or modify its recommendation that Watford’s shareholders approve and adopt the Merger Agreement; and

•
The other terms and conditions of the Merger Agreement, as discussed in the section entitled “The Merger Agreement” beginning on page [71], which the Board (other than the Arch Directors), after consulting with the Company’s legal advisor, considered to be reasonable.

The Board also considered a number of factors that are discussed below relating to the procedural safeguards that it believes were and are present to ensure the fairness of the merger. The Board believe these factors support its determinations and recommendations and provide assurance of the procedural fairness of the merger to the Company’s shareholders who are unaffiliated with Holdco and Arch:
•
the Merger Proposal must be approved by the affirmative votes of shares carrying not less than 50% of the total voting rights of all issued and outstanding common shares and preference shares, voting together as a single class, at the special general meeting;

•
the fact that the Arch Directors did not participate in any meetings of the Board or any board committee relating to the Board’s review of strategic alternatives after June 17, 2020 and did not participate in any of the Board’s or any board committee’s discussions or deliberations related to that review or in any of the Board’s or any board committee’s discussions or deliberations or negotiations related to Arch’s merger proposal and the negotiations leading to the execution of the Merger Agreement;

•
the Board held numerous meetings and met regularly to discuss and evaluate the strategic alternatives potentially available to Watford, as discussed in more detail in the section entitled “Special Factors—Background of the Merger” beginning on page [19], and each member of the Board (other than the Arch Directors) was actively engaged in the process on a regular basis;

•
the opinion, dated November 2, 2020, of Morgan Stanley as described above and as more fully described in the section entitled “Special Factors—Opinion of Morgan Stanley & Co. LLC” beginning on page [35]; and

•	the recognition by the Board that it had no obligation to approve or recommend the approval of the merger or any other transaction.
The Board also considered and balanced against the potentially positive factors a number of uncertainties, risks and other potentially negative factors in its deliberations concerning the merger and the other transactions contemplated by the Merger Agreement and the Statutory Merger Agreement, which are not intended to be exhaustive and are not presented in any relative order of importance:
•
The fact that the holders of the Company’s common shares (other than ARL) will have no ongoing equity participation in the Company following the merger, and that such common shareholders would forgo the opportunity to participate in the potential future earnings or growth of the Company, if any.

•
The fact that the Merger Consideration of $35.00 per common share represents a discount of approximately 2.8% to the closing price of the common shares on October 30, 2020, the last trading day before the Board’s approval of Amendment No. 1.

•
The fact that the Merger Consideration of $35.00 per common share represents a discount of approximately 20% to the Company’s book value per common share at September 30, 2020. In considering this point, the Board took into account that, since the Company's common shares had commenced trading on the Nasdaq Global Select Market, the common shares had never traded at a price above 80% of the Company's most recently publicly disclosed book value per common share. Further, on October 30, 2020, the last trading day before the Board’s approval of Amendment No. 1, the shares of the Company's total return insurance company peers, Third Point Re and Greenlight Capital Re, traded at discounts between approximately 54% to 56% compared to their respective book values per share at September 30, 2020. As a result, the Board viewed the discount of the Merger Consideration to the Company’s book value per share relative to the discounts of the current and historical market prices of the Company's common shares to the Company's book value per share, as well as the comparable market price to book value discounts of the Company's total return insurance company peers.

•	The fact that receipt of the all-cash Merger Consideration would be taxable, for U.S. federal income tax purposes, to Watford common shareholders that are subject to U.S. federal income taxation.
•
The fact that, under specified circumstances, Watford may be required to pay a termination fee, which is larger than the termination fee provided for in the Initial Merger Agreement, and to bear various expenses incurred by it, in the event the Merger Agreement is terminated and the effect this could have on Watford.

•
The fact that, while Watford expects the merger to be consummated if the Merger Proposal is approved by Watford’s shareholders, there can be no assurance that all conditions to the parties’ obligations to consummate the merger, including the receipt of regulatory approvals without the imposition of any Burdensome Condition, will be satisfied on a timely basis, or at all.

•
The significant costs involved in connection with entering into and completing the merger and the substantial time and effort of management required to consummate the merger, which could disrupt Watford’s business operations.

•
The fact that the announcement and pendency of the merger, or the failure to complete the merger, may cause substantial harm to Watford’s relationships with its employees (including making it more difficult to attract and retain key personnel and the possible loss of key management and other personnel), and its relationships with Arch and HPS (on whom Watford is substantially dependent).

•
The restrictions in the Merger Agreement on Watford’s ability to actively solicit competing bids to acquire it and to entertain other acquisition proposals unless certain conditions are satisfied and the requirement that, if the Board elects to terminate the Merger Agreement to accept a superior proposal, Watford will be required to pay a termination fee.

•
The restrictions imposed under the Merger Agreement on Watford’s conduct of business before completion of the merger, which could delay or prevent Watford from undertaking business opportunities that may arise or taking other actions with respect to its operations during the pendency of the merger, whether or not the merger is completed.

•	The fact that, as a result of the Enstar Voting and Support Agreement, Enstar would be prohibited from submitting further proposals to acquire Watford common shares.
•	The fact that Arch’s obligation to consummate the merger is conditioned on the Non-Investment Grade Portfolio Loss (as such term is defined in the Merger Agreement) being less than $208 million.
The members of the Board were also aware of the fact that certain of Watford’s directors and executive officers may have interests in the merger that may be deemed to be different from, or in addition to, those of Watford’s shareholders. The members of the Board were made aware of and considered these interests; for more information about such interests, see below under the heading “Special Factors—Interests of the Company’s Directors and Executive Officers in the Merger” beginning on page [57].
In addition, the Board also considered that:
•
The transaction committee did not structure the merger to require approval of at least a majority of unaffiliated security holders (i.e., shareholders other than Arch and its affiliates). In considering this point, the Board took into account the fact that Arch and its affiliates beneficially own an aggregate of approximately 12.8% of the outstanding common and preference shares and, accordingly, unaffiliated security holders own approximately 87.2% of the outstanding common and preference shares (which is more than five times the combined voting power of Arch, Kelso, Warburg Pincus and their respective affiliates). As noted above, Enstar has entered into an agreement with Arch and Watford pursuant to which Enstar agreed to vote its shares in support of the merger; however, Arch does not have a proxy to vote Enstar’s shares, and does not otherwise have or share the power to vote Enstar’s shares, and, accordingly, Watford does not consider Arch to have beneficial ownership of such shares.

•
The majority of the directors are independent and are not employees of Watford or Arch, but the Board did not hold a separate vote of the independent directors to approve the merger. In considering this point, the Board took into account that a majority of the members of the Board who voted to approve the merger and the Merger Agreement are not employees of the Company or Arch and are independent.

•
The independent directors of the Board, who constitute a majority of the Board, did not separately retain an unaffiliated representative to act solely on behalf of unaffiliated security holders for purposes of negotiating the terms of the merger or preparing a report concerning the fairness of the merger. In considering this point, the Board took into account the fact that the transaction committee, which included the independent directors of the Board as well as the Company’s CEO, who also serves as a director, engaged Morgan Stanley to advise it on the fairness of the transaction to the shareholders other than Arch and its affiliates.

After taking into account all of the factors set forth above, and others, the Board concluded that the potential benefits of the merger to Watford and its shareholders outweighed the risks, uncertainties, restrictions and potentially negative factors associated with the merger.
The Arch Directors did not participate in any of the above-described analyses and deliberations of the Board or the transaction committee.
The foregoing discussion of factors considered by Watford’s Board is not intended to be exhaustive, but summarizes the material factors considered by the members of the Board, including the substantive and procedural factors considered by those Board members as discussed above. In light of the variety of factors considered in connection with their evaluation of the merger, the Board did not find it practicable to, and did not, quantify or otherwise assign relative weights to the specific factors considered in reaching their determinations and recommendations. Moreover, each director who participated in these analyses and deliberations applied his or her own personal business judgment to the process and may have given different weight to different factors. The Board did not undertake to make any specific determination as to whether any factor, or any particular aspect of any factor, supported or did not support their ultimate determinations. The Board based its recommendations on the totality of the information presented, including thorough discussions with, and questioning of, Watford’s senior management, and outside financial advisor and counsel. This explanation of the reasoning of the Board and certain information presented in this section is forward-looking in nature and should be read in light of the factors set forth in “Cautionary Statement Concerning Forward-Looking Information” beginning on page [66].
Opinion of Morgan Stanley & Co. LLC
Watford retained Morgan Stanley to provide it with financial advisory services in connection with the merger. The Board selected Morgan Stanley based on its relevant experience, familiarity with the insurance industry including the reinsurance industry specifically, and reputation. Morgan Stanley rendered its oral opinion, which was subsequently confirmed by delivery of a written opinion, dated November 2, 2020, to the Board to the effect that, as of such date and based upon and subject to the assumptions made, procedures followed, matters considered and qualifications and limitations on the scope of review undertaken by Morgan Stanley as set forth in its written opinion, the consideration to be received by the holders of common shares of Watford, other than shares held in treasury by Watford or held by Arch, Merger Sub, Watford or any of their respective direct or indirect wholly owned subsidiaries or as to which dissenters’ rights have been perfected (the “Excluded Shares”), pursuant to the Merger Agreement was fair from a financial point of view to such holders.
The Arch Directors did not participate in any of the Board or transaction committee meetings or deliberations discussed in this section.
The full text of the written opinion of Morgan Stanley, dated November 2, 2020, is attached to this proxy statement as Annex D, and is incorporated by reference into this proxy statement in its entirety. The opinion sets forth, among other things, the assumptions made, procedures followed, matters considered and qualifications and limitations on the scope of the review undertaken by Morgan Stanley in rendering its opinion. The summary of the opinion of Morgan Stanley in this proxy statement is qualified in its entirety by reference to the full text of the opinion. You are encouraged to, and should, read Morgan Stanley’s opinion and this section summarizing Morgan Stanley’s opinion carefully and in their entirety. Morgan Stanley’s opinion was directed to the Board, in its capacity as such, and addresses only the fairness to the holders of common shares of Watford (other than Excluded Shares), from a financial point of view, of the consideration to be received by such holders pursuant to the Merger Agreement, as of the date of the opinion, and does not address any other aspects or implications of the merger. Morgan Stanley expressed no opinion or recommendation as to how the shareholders of Watford should vote at the shareholders meeting to be held in connection with the merger. Morgan Stanley’s opinion was not intended to, and does not, constitute advice or a recommendation to any shareholder as to how to vote at any shareholders meeting to be held in connection with the merger or whether to take any other action with respect to the merger.
The reports, opinions or appraisals referenced in this section will be made available for inspection and copying at the principal executive offices of Watford during its regular business hours by any interested equity security holder of Watford or representative who has been so designated in writing.
In connection with rendering its opinion, Morgan Stanley, among other things:
•	reviewed certain publicly available financial statements and other business and financial information of Watford;
•	reviewed certain internal financial statements and other financial and operating data concerning Watford;
•	reviewed certain financial projections prepared by the management of Watford and approved by the Board, including both on a standalone basis and under a run-off scenario;
•	discussed the past and current operations and financial condition and the prospects of Watford with senior executives of Watford;
•	reviewed the reported prices and trading activity for the common shares of Watford;
•
compared the financial performance of Watford and the prices and trading activity of the common shares of Watford with that of certain other publicly-traded companies comparable with Watford, and their securities;

•	reviewed the financial terms, to the extent publicly available, of certain comparable acquisition transactions;

•	participated in certain discussions and negotiations among representatives of Watford and Arch and their financial and legal advisors;
•	reviewed the Merger Agreement and a draft, dated October 28, 2020 of the Enstar Voting and Support Agreement, and certain related documents; and
•	performed such other analyses, reviewed such other information and considered such other factors as Morgan Stanley deemed appropriate.
In arriving at its opinion, Morgan Stanley assumed and relied upon, without independent verification, the accuracy and completeness of the information that was publicly available or supplied or otherwise made available to it by Watford, and which formed a substantial basis for its opinion. With respect to the financial projections of Watford on a standalone basis, Morgan Stanley assumed that they had been reasonably prepared on bases reflecting the best currently available estimates and judgments of the management of Watford of the future financial performance of Watford if Watford were to continue on a standalone basis. With respect to the financial projections of Watford under a run-off scenario, Morgan Stanley assumed that they had been reasonably prepared on bases reflecting the best currently available estimates and judgments of the management of Watford of the future financial performance of Watford under a run-off scenario. In addition, Morgan Stanley assumed that the merger will be consummated in accordance with the terms set forth in the Merger Agreement without any waiver, amendment or delay of any terms or conditions, including, among other things, that the definitive Merger Agreement would not differ in any material respect from the draft thereof furnished to Morgan Stanley. Morgan Stanley assumed that in connection with the receipt of all the necessary governmental, regulatory or other approvals and consents required for the proposed merger, no delays, limitations, conditions or restrictions will be imposed that would have a material adverse effect on the contemplated benefits expected to be derived in the proposed merger. Morgan Stanley is not a legal, tax, regulatory or actuarial advisor. Morgan Stanley is a financial advisor only and relied upon, without independent verification, the assessment of Watford and its legal, tax, regulatory or actuarial advisors with respect to legal, tax, regulatory or actuarial matters. Morgan Stanley expressed no opinion with respect to the fairness of the amount or nature of the compensation to any of Watford’s officers, directors or employees, or any class of such persons, relative to the consideration to be received by the holders of common shares of Watford in the merger. Morgan Stanley expressed no opinion with respect to the treatment of Watford’s 8½% Cumulative Redeemable Preference Shares in the merger.
Morgan Stanley did not make any independent valuation or appraisal of the assets or liabilities of Watford, nor was it furnished with any such valuations or appraisals. Morgan Stanley’s opinion was necessarily based on financial, economic, market and other conditions as in effect on, and the information made available to Morgan Stanley as of, October 31, 2020. Events occurring after such date may affect Morgan Stanley’s opinion and the assumptions used in preparing it, and Morgan Stanley did not assume any obligation to update, revise or reaffirm its opinion. In arriving at its opinion, Morgan Stanley was not authorized to solicit, and did not solicit, interest from any party with respect to the acquisition, business combination or other extraordinary transaction, involving Watford, nor did Morgan Stanley negotiate with any of the parties, other than Arch and Enstar, which expressed interest to Morgan Stanley in the possible acquisition of Watford or certain of its constituent businesses.
Summary of Financial Analyses
The following is a brief summary of the material financial analyses performed by Morgan Stanley in connection with the preparation of its opinion to the Board. The following summary is not a complete description of Morgan Stanley’s opinion or the financial analyses performed and factors considered by Morgan Stanley in connection with its opinion, nor does the order of analyses described represent the relative importance or weight given to those analyses. Except as otherwise noted, the following quantitative information, to the extent that it is based on market data, is based on market data as it existed on or before October 30, 2020 (the last trading day immediately preceding the November 1, 2020 presentation by Morgan Stanley to the Board), and is not necessarily indicative of current market conditions. Some of the summaries of financial analyses below include information presented in tabular format. In order to fully understand the financial analyses used by Morgan Stanley, the tables must be read together with the text of each summary. The tables alone do not constitute a complete description of the financial analyses. The analyses listed in the tables and described below must be considered as a whole; considering any portion of such analyses and of the factors considered, without considering all analyses and factors, could create a misleading or incomplete view of the process underlying Morgan Stanley’s opinion.

In performing the financial analysis summarized below and arriving at its opinion, Morgan Stanley used and relied upon certain financial projections provided by Watford’s management and approved by the Board and referred to in this proxy statement as the “Management Projections,” and certain financial projections based on Wall Street research reports. For more information regarding the Management Projections, see “—Projected Financial Information” below.
Historical Trading Range Analysis
Morgan Stanley reviewed the historical trading range of Watford common shares on the Nasdaq Global Select Market for the 52-week period ending September 8, 2020 (the last trading day prior to the date on which information regarding Arch’s proposal became publicly known) and noted that, during such period, the maximum trading price per common share was $28.90 and the minimum trading price per common share was $10.86. Morgan Stanley also noted that with respect to trading of Watford common shares on the Nasdaq Global Select Market, the volume weighted average price per common share for the three-month period ending September 8, 2020 was $15.31 and the closing price per common share on September 8, 2020 was $17.87.
Comparable Company Analysis
Morgan Stanley performed a comparable company analysis, which attempts to provide an implied value of a company by comparing it to similar companies that are publicly traded.
Morgan Stanley reviewed and compared, using publicly available information, certain current and historical financial information for Watford with corresponding current and historical financial information, ratios and public market multiples for certain total return reinsurance companies selected based on Morgan Stanley’s professional judgment and experience (we refer to these companies as the comparable companies). These companies were the following:
Total Return Reinsurers:
•	Third Point Reinsurance Ltd.
•	Greenlight Capital Re, Ltd.
For each of the comparable companies, Morgan Stanley calculated (i) the ratio of such company’s price per share of common equity divided by the tangible book value of such company’s common equity (“P/TBV”), (ii) the ratio of such company’s price per share of common equity divided by the book value of such company’s common equity (“P/BV”) and (iii) the ratio of such company’s price per share of common equity divided by the 2021 estimated earnings per share (utilizing publicly available estimates of earnings prepared by equity research analysts available as of October 30, 2020) (“P/2021E EPS”), in each case using market data as of October 30, 2020. The results of this analysis are summarized as follows:
	P/TBV	P/BV	P/2021E EPS
Mean	0.56x	0.56x	5.6x
Based on the analysis of the relevant metrics for each of the comparable companies, Morgan Stanley selected a representative range of financial multiples of the comparable companies and applied this range of multiples to the relevant Watford financial statistic. Morgan Stanley determined as a result of this analysis that the reference ranges that it would use in its analysis were approximately:
•	0.40x-0.60x for the P/TBV ratio, which indicates an implied per share valuation range of approximately $17.25 to $25.75 per common share;
•	0.40x-0.60x for the P/BV ratio, which indicates an implied per share valuation range of approximately $17.25 to $26.00 per common share; and
•	4.0x-7.0x for the P/2021E EPS ratio, which indicates an implied per share valuation range of approximately $15.75 to $27.50 per common share.
In each case, the implied per share valuation range for the common shares was compared to the closing price per common share of $17.87 on September 8, 2020, the consideration under the Initial Merger Agreement of $31.10 per common share and the Merger Consideration of $35.00 per common share.

No company included in the comparable company analysis is identical to Watford. In evaluating comparable companies, Morgan Stanley made judgments and assumptions with regard to industry performance, general business, economic, market and financial conditions and other matters, which are beyond the control of Watford. These include, among other things, the impact of competition on the business of Watford and the industry generally, industry growth, and the absence of any adverse material change in the financial condition and prospects of Watford and the industry, and in the financial markets in general. Mathematical analysis (such as determining the mean) is not, in itself, a meaningful method of using comparable company data.
Dividend Discount Analysis
Based on the Management Projections, Morgan Stanley performed a dividend discount analysis to calculate a range of implied present values of the distributable cash flows that Watford was forecasted to have the capacity to distribute during the period from June 30, 2020 through December 31, 2025 and a terminal value both on a standalone basis and in a run-off scenario.
In performing its analysis, Morgan Stanley estimated a cost of equity of 9.0% to 11.0% based on the Management Projections, which it used as the discount rate. Morgan Stanley calculated the terminal value for the common shares on a standalone basis by applying P/BV multiples of 0.4x to 0.6x, derived by Watford’s unaffected P/BV multiples based on the Management Projections as well as comparable company P/BV multiples. Morgan Stanley calculated the terminal value for the common shares in a run-off scenario by applying P/BV multiples from 0.7x to 0.9x, based upon the precedent P&C run-off transaction analysis. This analysis resulted in an implied per share equity value range of the common shares on a standalone basis of $27.50 to $35.00 per common share and in a run-off scenario of $27.25 to $30.25 per common share, in each case as compared to the closing price per common share of $17.87 on September 8, 2020, the consideration under the Initial Merger Agreement of $31.10 per common share and the Merger Consideration of $35.00 per common share.
Premiums Paid Analysis
Using publicly available information, Morgan Stanley reviewed the 25-year average of the percentage of premiums paid over unaffected stock price for announced all-cash bids for control of U.S. public targets with an aggregate value of $100 million or more (excluding terminated transactions, employee stock option plans, self-tenders, spin-offs, share repurchases, minority interest transactions, exchange offers, recapitalizations and restructurings) between January 1, 1996 and June 30, 2020, based on the annual mean percentage premiums paid during such period. The annual amount of mean percentage premiums paid over unaffected stock price during such period were calculated based on the target’s stock price as of four weeks prior to the earliest of the deal announcement, announcement of a competing bid and market rumors. Based on the results of this analysis and its professional judgment, Morgan Stanley applied a premium range of 20.0% to 40.0% to Watford’s unaffected share price of $17.87 per common share on September 8, 2020, which indicates an implied per share valuation range of $21.50 to $25.00 per common share.
Precedent Transactions
Morgan Stanley performed a precedent transactions analysis, which is designed to imply a value of a company based on publicly available financial terms and premia of selected transactions. Morgan Stanley compared publicly available statistics for five property and casualty insurance (“P&C”) run-off transactions that were announced since May 30, 2008. The following is a list of the transactions reviewed:
Selected Insurance Run-Off Transactions
Announcement Date	(Target/Acquiror)	P/TBV	P/BV
7/26/2016	Downloads Liability & HFPI/Catalina	0.83x	0.83x
6/2/2013	American Safety/Fairfax	0.95x	0.89x
8/30/2012	Flagstone/Validus Holdings	0.78x	0.74x
8/27/2012	SeaBright/Enstar Group	0.72x	0.71x
5/30/2008	Quanta/Catalina	0.85x	0.82x
For each of the precedent run-off transactions, Morgan Stanley calculated (i) the ratio of price to tangible book value and (ii) the ratio of price to book value. Based on its review of the financial terms of the precedent run-off transactions and its professional judgment, Morgan Stanley selected a representative range of financial multiples of the precedent run-off transactions and applied this range of multiples to the relevant Watford financial statistic. Morgan Stanley determined as a result of this analysis that the reference ranges that it would use in its analysis were approximately:
•	0.70x-1.0x for the P/TBV ratio, which indicates an implied per share valuation range of $30.00 to $43.00 per common share; and
•	0.70x-0.90x for the P/BV ratio, which indicates an implied per share valuation range of $30.25 to $39.00 per common share.
In each case this was compared to the closing price per common share of $17.87 on September 8, 2020, the consideration under the Initial Merger Agreement of $31.10 per common share and the Merger Consideration of $35.00 per common share.
No company or transaction utilized in the precedent transactions analysis is identical to Watford or the merger. In evaluating the precedent transactions, Morgan Stanley made numerous assumptions with respect to industry performance, general business, regulatory, economic, market and financial conditions and other matters, many of which are beyond our control. These include, among other things, the impact of competition on Watford’s business and the industry generally, industry growth, and the absence of any adverse material change in the financial condition and prospects of Watford and the industry, and in the financial markets in general, which could affect the public trading value of the companies and the aggregate value and equity value of the transactions to which they are being compared. The fact that points in the range of implied present value per share of Watford derived from the valuation of precedent transactions were less than or greater than the consideration is not necessarily dispositive in connection with Morgan Stanley’s analysis of the consideration for the merger, but is one of many factors Morgan Stanley considered.
Preliminary Presentations and October 8, 2020 Presentation and October 8, 2020 Opinion by Morgan Stanley
In addition to its November 2, 2020 opinion and presentation to the Board and the underlying financial analyses performed in relation thereto, Morgan Stanley also delivered preliminary presentation materials to the Board on August 14, 2020, August 19, 2020, August 24, 2020, August 28, 2020, September 4, 2020, September 16, 2020, September 20, 2020, September 23, 2020 and September 27, 2020 (the “Preliminary Presentation Materials”) and presentation materials, dated as of October 8, 2020 (the “October 8 Presentation Materials”), provided in connection with the delivery of Morgan Stanley’s October 8, 2020 opinion (the “October 8 Opinion”). The preliminary financial considerations and other information in the Preliminary Presentation Materials were based on information and data that was available as of the dates of the respective presentations. Morgan Stanley also continued to refine various aspects of its financial analyses. Accordingly, the results and other information presented in the Preliminary Presentation Materials differ from the November 1, 2020 financial analyses.
The Preliminary Presentation Materials were for discussion purposes only and did not present any findings or make any recommendations or constitute an opinion of Morgan Stanley with respect to the fairness of the Merger Consideration or otherwise. The financial analyses performed by Morgan Stanley in relation to its opinion dated November 2, 2020 superseded all analyses and information presented in the Preliminary Presentation Materials.
The October 8 Presentation Materials contained material financial analyses performed by Morgan Stanley in connection with the preparation of its October 8 Opinion that were substantially similar to the material financial analyses that were performed in connection with the preparation and delivery of Morgan Stanley’s opinion to the Board on November 2, 2020, as described above under “Opinion of Morgan Stanley—Summary of Financial Analyses,” except that the October 8 Presentation Materials and the October 8 Opinion were based on information and data that was available as of such date of such presentation.
General
In connection with the review of the merger by the Board, Morgan Stanley performed a variety of financial and comparative analyses for purposes of rendering its opinion. The preparation of a financial opinion is a complex process and is not necessarily susceptible to a partial analysis or summary description. In arriving at its opinion, Morgan Stanley considered the results of all of its analyses as a whole and did not attribute any particular weight to any analysis or factor it considered. Morgan Stanley believes that selecting any portion of its analyses, without considering all analyses as a whole, would create an incomplete view of the process underlying its analyses and opinion. In addition, Morgan Stanley may have given various analyses and factors more or less weight than other analyses and factors, and may have deemed various assumptions more or less probable than other assumptions. As a result, the ranges of valuations resulting from any particular analysis described above should not be taken to be Morgan Stanley’s view of the actual value of Watford. In performing its analyses, Morgan Stanley made numerous assumptions with respect to industry performance, general business, regulatory, economic, market and financial conditions and other matters, many of which are beyond Watford’s control. These include, among other things, the impact of competition on Watford’s business and the industry generally, industry growth, and the absence of any adverse material change in the financial condition and prospects of Watford and the industry, and in the financial markets in general. Any estimates contained in Morgan Stanley’s analyses are not necessarily indicative of future results or actual values, which may be significantly more or less favorable than those suggested by such estimates.
Morgan Stanley conducted the analyses described above solely as part of its analysis of the fairness from a financial point of view to the holders of common shares of Watford (other than Excluded Shares) of the consideration to be received by such holders pursuant to the Merger Agreement and in connection with the delivery of its opinion to the Board. These analyses do not purport to be appraisals or to reflect the prices at which the common shares might actually trade. The consideration to be paid by Arch pursuant to the Merger Agreement was determined through negotiations on an arms-length basis between the Board and Arch and was approved by the Board. Morgan Stanley provided advice to the Board during these negotiations but did not, however, recommend any specific consideration to the Board, nor did Morgan Stanley opine that any specific consideration to be received by shareholders constituted the only appropriate consideration for the merger. Morgan Stanley’s opinion and its presentation to the Board was one of many factors taken into consideration by the Board in deciding to approve the Merger Agreement and the transactions contemplated thereby. Consequently, the analyses as described above should not be viewed as determinative of the recommendation of the Board with respect to the consideration to be received by shareholders pursuant to the Merger Agreement or of whether the Board would have been willing to agree to a different form or amount of consideration. Morgan Stanley’s opinion was approved by a committee of Morgan Stanley investment banking and other professionals in accordance with Morgan Stanley’s customary practice.
Morgan Stanley’s opinion was not intended to, and does not, constitute advice or a recommendation to any shareholder of Watford as to how to vote in connection with the merger or whether to take any other action with respect to the merger. Morgan Stanley’s opinion did not address the relative merits of the merger as compared to any other alternative business transaction, or other alternatives, or whether or not such alternatives could be achieved or are available.
The Board retained Morgan Stanley based on its relevant experience, familiarity with the insurance industry including the reinsurance industry specifically, and reputation. Morgan Stanley is a global financial services firm engaged in the securities, investment management and individual wealth management businesses. Its securities business is engaged in securities underwriting, trading and brokerage activities, foreign exchange, commodities and derivatives trading and prime brokerage, as well as providing investment banking, financing and financial advisory services. Morgan Stanley and its affiliates, directors and officers may at any time invest on a principal basis or manage funds that invest, hold long or short positions and finance positions and may trade or otherwise structure and effect transactions, for their own account or the accounts of its customers, in debt or equity securities or loans of Watford, Arch and their respective affiliates, or any other company, or any currency or commodity, that may be involved in the merger, or any related derivative instrument.
Under the terms of its engagement letter, Morgan Stanley provided the Board with financial advisory services and a fairness opinion, described in this section and attached to this proxy statement as Annex D, in connection with the merger, and Watford has agreed to pay Morgan Stanley a fee of approximately $7 million for its services, $4.5 million of which is contingent upon the closing of the merger and $2.5 million of which was payable upon rendering its opinion. Watford has also agreed to reimburse Morgan Stanley for its reasonable and documented expenses, including reasonable fees of outside counsel and other professional advisors, incurred in connection with its engagement, up to an amount equal to $150,000. In addition, Watford has agreed to indemnify Morgan Stanley and its affiliates, their respective directors, officers, agents and employees and each person, if any, controlling Morgan Stanley or any of its affiliates against certain liabilities and expenses, including certain liabilities under the U.S. federal securities laws, relating to or arising out of Morgan Stanley’s engagement.
In the two years prior to the date of its opinion, Morgan Stanley and its affiliates have provided financing services to Watford and its affiliates and have received aggregate fees of less than $3 million from Watford and its affiliates in connection with such services. In the two years prior to the date of its opinion, Morgan Stanley and its affiliates have not been engaged on any financial advisory or financing assignments for Arch and have not received any fees for such services from Arch during this time. Morgan Stanley and its affiliates may seek to provide financial advisory and financing services to Arch and its affiliates in the future and would expect to receive fees for the rendering of these services. In addition, a Managing Director of Morgan Stanley, who was a member of the Morgan Stanley deal team advising Watford in connection with the transaction, is a member of the Morgan Stanley coverage team for Arch.
Projected Financial Information
The Company does not as a matter of course make public financial projections as to future revenues, earnings or other results given, among other reasons, the uncertainty, unpredictability and subjectivity of the underlying assumptions and estimates. However, in connection with their consideration of the merger, certain forward-looking financial information prepared by the Company’s management and approved by the Board was provided to Morgan Stanley. This financial information was prepared on the basis of Company pursuing two hypothetical strategies: (1) the “stay the course” strategy, without modifications to the Company’s business model or the Company’s agreements with Arch and HPS, and (ii) the “run-off” strategy, with the Company ceasing to write new insurance business. The Company has included financial projections in this proxy statement based on this financial information to give the Company’s shareholders access to certain nonpublic information considered by the Board and Morgan Stanley for purposes of considering and evaluating the merger. At the Board’s direction, Morgan Stanley relied on the financial projections prepared by Company management in performing its financial analyses and rendering its opinion. These financial projections are not being included in this proxy statement to influence the decision of the Company’s shareholders whether to vote for or against the Merger Proposal and should not be regarded as a reliable prediction of the Company’s future results under either the stay the course or the run-off strategy.
The financial projections are necessarily subjective in many respects. Although presented with numerical specificity, the financial projections reflect and are based on numerous assumptions and estimates with respect to underwriting performance and loss experience, investment returns, financial strength and credit ratings, insurance and reinsurance industry conditions, general business, economic, political, market and financial conditions, competitive uncertainties, the impact of the COVID-19 global pandemic, and other matters, all of which are difficult to predict and beyond the control of the Company. For example, the financial projections assume a favorable resolution of A.M. Best’s review of the Company’s ratings, that the Company will achieve certain underwriting portfolio growth and improved combined ratios, continued hardening in the insurance and reinsurance markets, no further worsening of the macroeconomic environment from the COVID 19 pandemic, and no changes to the Company’s agreements with Arch. Further, the Company’s operating results under either scenario addressed in the projections would be dependent on Arch (in its capacity as the manager of Watford’s insurance and reinsurance underwriting operations and part of Watford’s investment grade portfolio) and HPS (in its capacity as the manager of Watford’s non-investment grade portfolio and part of Watford’s investment grade portfolio). The Company has little ability to control how the respective underwriting and investment portfolios constructed on behalf of Watford by Arch and HPS will ultimately perform and the Company’s projections of how they would perform over the time periods and under the scenarios covered by the projections necessarily are speculative. As a result, there can be no assurance that the Company’s financial results would conform to the results shown in the financial projections and there is a significant likelihood that the Company’s actual results over the time periods and under the scenarios covered by the projections would be materially different. The financial projections are forward-looking statements and should be read with caution. See “Cautionary Statement Concerning Forward-Looking Information” beginning on page [66]. The financial projections cover multiple years and such projections by their nature become less reliable with each successive year.
The financial projections were prepared by the Company’s management to assist the Board in evaluating the merger and not with a view toward public disclosure or toward complying with U.S. generally accepted accounting principles, the published guidelines of the SEC regarding projections or the guidelines established by the American Institute of Certified Public Accountants for preparation and presentation of financial projections. The financial projections do not take into account any circumstances or events occurring after the date they were prepared. The financial projections should be evaluated, if at all, in conjunction with the historical financial statements and other information regarding the Company contained in the Company’s public filings with the SEC.
The projected financial information included in this document has been prepared by, and is the responsibility of, the Company’s management. PricewaterhouseCoopers Ltd. has not audited, reviewed, examined, compiled nor applied agreed-upon procedures with respect to the accompanying projected financial information and, accordingly,

PricewaterhouseCoopers Ltd. does not express an opinion or any other form of assurance with respect thereto. The PricewaterhouseCoopers Ltd. report incorporated by reference in this document relates to the Company’s previously issued financial statements. It does not extend to the projected financial information and should not be read to do so.
Readers of this proxy statement are cautioned not to place undue reliance on the financial projections set forth below. No one has made or makes any representation to any shareholder regarding the information included in these financial projections.
The financial projections do not take into account any circumstances or events occurring after the date they were prepared, including the transactions contemplated by the Merger Agreement. Further, the financial projections do not take into account the effect of any failure of the merger to occur and should not be viewed as accurate or continuing in that context. Except as may be required by applicable securities laws, the Company does not intend to update, or otherwise revise, the financial projections or the specific portions presented to reflect circumstances existing after the date when made or to reflect the occurrence of future events, even in the event that any or all of the assumptions are shown to be in error.
For the foregoing reasons, as well as the bases and assumptions on which the financial projections were compiled, the inclusion of specific portions of the financial projections in this proxy statement should not be regarded as an indication that such projections are an accurate prediction of future events, and they should not be relied on as such.
The following is a summary of the financial projections prepared by the Company’s management for the Board and Morgan Stanley in respect of each of the stay the course and the run-off strategies and relied upon, at the Board’s direction, by Morgan Stanley in performing its financial analyses and rendering its opinion.
Financial Projections (Stay the Course)
($ in millions)
	2020E	2021E	2022E	2023E	2024E	2025E
Statement of Operations Data:
Net Premiums Earned	642	676	721	672	675	680
Net Investment Income	50	100	103	105	107	108
Total Revenues	695	777	826	778	782	788
Net Income to Common Shareholders	19	78	99	96	99	102
Distributions to Common Shareholders	—	114	72	86	94	99

Balance Sheet Data:
Total Assets	3,618	3,769	3,902	3,987	4,037	4,080
Total Liabilities	2,528	2,715	2,821	2,896	2,942	2,982
Contingently Redeemable Preference Shares	52	52	52	52	52	52
Total Shareholders’ Equity	874	839	866	876	881	884
Financial Projections (Run-Off)
($ in millions)
	2020E	2021E	2022E	2023E	2024E	2025E	2026E	2027E
Statement of Operations Data:
Net Premiums Earned	642	443	127	19	4	—	—	—
Net Investment Income	49	28	22	19	14	9	7	5
Total Revenues	693	474	150	39	18	9	7	5
Net Income to Common Shareholders	—	(10)	(11)	(15)	(13)	(6)	(5)	(5)
Distributions to Common Shareholders	—	265	—	—	266	62	44	29

	2020E	2021E	2022E	2023E	2024E	2025E	2026E	2027E
Balance Sheet Data:
Total Assets	3,068	2,365	2,078	1,763	1,073	824	642	516
Total Liabilities	2,143	1,766	1,491	1,191	780	599	467	375
Contingently Redeemable Preference Shares	52	—	—	—	—	—	—	—
Total Shareholders’ Equity	872	599	587	572	293	225	175	141
The actual results of the year 2020 and subsequent periods may differ materially from those presented above.
Purposes and Reasons of the Purchaser Filing Persons for the Merger
Under the SEC’s rules governing “going-private” transactions, including Rule 13e-3 under the Exchange Act, each of (i) Arch Capital Group Ltd. (“ACGL”), Arch Reinsurance Ltd. (“ARL”), Gulf Reinsurance Limited., Greysbridge Holdings Ltd. (“Holdco”), Greysbridge Ltd., Nicolas Papadopoulo and Maamoun Rajeh (collectively, the “Arch Filing Persons”), (ii) Kelso Investment Associates X, L.P., KEP X, LLC, and KSN Fund X, L.P. (collectively, the “Kelso Filing Persons”), and (iii) Warburg Pincus (Callisto) Global Growth (Cayman), L.P., Warburg Pincus (Europa) Global Growth (Cayman), L.P., Warburg Pincus Global Growth-B (Cayman), L.P., Warburg Pincus Global Growth-E (Cayman), L.P., Warburg Pincus Global Growth Partners (Cayman), L.P., WP Global Growth Partners (Cayman), L.P., Warburg Pincus Financial Sector (Cayman), L.P., Warburg Pincus Financial Sector-D (Cayman), L.P., Warburg Pincus Financial Sector Partners (Cayman), L.P. (collectively, the “Warburg Pincus Entities”) and WP Windstar Investments Ltd (together with the Warburg Pincus Entities, the “Warburg Pincus Filing Persons” and, together with the Arch Filing Persons and the Kelso Filing Persons, the “Purchaser Filing Persons”) is an “affiliate” of Watford and is required because of its affiliate status to disclose among other things its purpose for the merger, its reasons for structuring the transaction as proposed and any alternative structure that it considered, and its reasons for pursuing the merger at this time. Each of the Purchaser Filing Persons is making the statements included in this part of the proxy statement solely for the purpose of complying with the requirements of Rule 13e-3 and other rules under the Exchange Act. None of the Purchaser Filing Persons is making any recommendation to any shareholder of Watford as to how that shareholder should vote on the Merger Proposal or any other proposal considered at the special general meeting, and the Purchaser Filing Persons’ views as described in this part of the proxy statement should not be so construed as such a recommendation.
For the Purchaser Filing Persons, the purpose of the merger is to enable Holdco to acquire all of the common shares of Watford so that Holdco can operate Watford as a privately held company while retaining access to Watford’s underwriting platform and its licenses in Bermuda, the United States and Europe. When the Equity Financing and the merger are completed, all of Watford’s common shares will be owned by Holdco and Holdco will be owned 40% by ARL, 30% by the Kelso Filing Persons and 30% by the Warburg Pincus Filing Persons.
The Purchaser Filing Persons determined that structuring the transaction as a merger is efficient and appropriate because (i) it will enable Holdco to acquire all of the outstanding common shares that it does not already own, (ii) it allows the common shareholders of Watford (other than ARL) to receive cash in the amount of $35.00 per common share and (iii) the structure is consistent with recent precedent transactions involving publicly traded companies organized under Bermuda law. Because the transaction structure is consistent with the objectives of the Purchaser Filing Persons and with market practice, the Purchaser Filing Persons did not pursue or propose an alternative transaction structure.
The Purchaser Filing Persons decided to pursue the merger at this time due to (i) the generally unfavorable market conditions for alternative/total return reinsurers resulting in an undervalued stock price, and (ii) the fact that A.M. Best’s placing Watford under review with negative implications as a result of the volatility of Watford’s non-investment grade assets made insurance and reinsurance underwriting activities on behalf of Watford more challenging. Holdco will benefit from any future earnings and growth of Watford after the merger, and will bear the risk of its investment in Watford. Watford’s unaffiliated common shareholders will not benefit from any future earnings and growth of Watford after the merger, and they will no longer bear the risk of investment in Watford. The unaffiliated common shareholders’ receipt of cash in exchange for their common shares pursuant to the merger generally will be a taxable transaction for U.S. federal income tax purposes to the unaffiliated common shareholders that are subject to U.S. federal income taxation. See “Special Factors—Certain U.S. Federal Income Tax Consequences of the Merger”.

Position of the Purchaser Filing Persons as to Fairness of the Merger
Under the SEC’s rules governing “going-private” transactions, including Rule 13e-3 under the Exchange Act, the Purchaser Filing Persons are required to provide certain information regarding their position as to the substantive and procedural fairness of the merger to the unaffiliated shareholders of Watford, as described in Rule 13e-3 under the Exchange Act. The Purchaser Filing Persons are making the statements included in this section solely for the purposes of complying with such requirements. The views of the Purchaser Filing Persons as to the fairness of the merger should not be construed as a recommendation to any shareholder of Watford as to how that shareholder should vote on the Merger Proposal or any other proposal considered at the special general meeting.
The Purchaser Filing Persons did not participate in the deliberations of the Board or the transaction committee regarding, and did not receive advice from the Board’s or transaction committee’s legal or financial advisors as to, the fairness of the merger. Although Goldman Sachs generally acted as financial advisor to Arch and provided certain financial advisory services with respect to the proposed acquisition of Watford., Goldman Sachs was not requested to provide, and it did not provide, to Arch, the Company, the holders of any class of securities, creditors or other constituencies of Arch or the Company, or any other person any opinion as to the fairness, from a financial point of view or otherwise, of the transaction contemplated by the Merger Agreement or the Merger Consideration to Arch, any stockholder of common shares, or the holders of any other class of securities, creditors or other constituencies of Arch or the Company, any other valuation of Arch or the Company for the purpose of assessing the fairness of the Merger Consideration to any such person or any advice as to the underlying decision by Arch to engage in the transaction contemplated by the Merger Agreement, or as to any other matter.
The Purchaser Filing Persons believe that the merger is substantively and procedurally fair, and that the Merger Consideration is fair, to the unaffiliated shareholders of Watford based on the following factors:
•
the Merger Consideration of $35.00 per common share in cash represents a premium of approximately 128.5% over the volume weighted average share price of the common shares during the 90 days ended September 8, 2020, the last trading day before rumors of Arch’s proposal to acquire Watford first appeared in the press; and approximately 95.9% over the closing share price on September 8, 2020, the last trading day before rumors of Arch’s proposal to acquire Watford first appeared in the press;

•
the Merger Consideration of $35.00 per common share represents an increase of approximately 40% over the price per common share initially proposed by Arch, and an increase of approximately 12.5% over the price per common share agreed to in the Initial Merger Agreement;

•
the Merger Consideration of $35.00 per common share in cash exceeds a subsequent conditional proposal of $34.50 per common share made by Enstar Group Limited (“Enstar”), and Enstar has agreed to vote its shares in favor of the merger;

•
by delivering merger consideration consisting entirely of cash to common shareholders, unaffiliated common shareholders of Watford that are subject to U.S. federal income taxation generally should be able to have cash on hand with which to pay all or a portion of their U.S. federal income taxes in connection with the sale of their common shares of Watford;

•
by delivering merger consideration consisting entirely of cash to common shareholders, the transaction eliminates the uncertainty in valuing the Merger Consideration and brokerage and other costs typically associated with market sales;

•
no external financing is required for the transaction, thus increasing the likelihood that the merger will be consummated and the cash merger consideration will be paid to the unaffiliated common shareholders;

•
subject to compliance with certain obligations under the Merger Agreement, each of the transaction committee and the board of directors of Watford retains the flexibility to explore and respond to an alternative transaction proposed by a third party that it concludes constitutes, or could reasonably be expected to constitute, a “Superior Proposal” (as defined in the Merger Agreement), to change its recommendation to the shareholders of Watford, and to terminate the Merger Agreement in order to approve a Superior Proposal, in each case upon the payment to Holdco of a termination fee of $28,100,000;

•
Watford’s board of directors established the transaction committee (comprising all of the then-current members of the Board, other than the Arch Directors) to negotiate with Arch, and the Purchaser Filing Persons believe the transaction committee was therefore able to represent the interests of the unaffiliated shareholders of Watford;

•	none of the Purchaser Filing Persons participated in or had any influence on the deliberative process of, or the conclusions reached by, or the negotiating positions of the transaction committee;
•
Watford’s board of directors retained its own nationally recognized financial advisor, and received an opinion from such financial advisor, attached to the proxy statement as Annex D, to the effect that, as of the date of the opinion, and based upon and subject to the factors and assumptions set forth in the opinion, the Merger Consideration to be received by the holders of common shares of Watford pursuant to the Merger Agreement was fair from a financial point of view to such holders;

•	the transaction committee had the authority to reject the transaction proposed by Arch;
•	The Arch Directors did not participate in the deliberations of the transaction committee and did not participate in the vote to approve the merger due to conflict of interest;
•
the financial and other terms and conditions of the Merger Agreement were the product of extensive negotiations between the transaction committee and its financial and legal advisors, on the one hand, and the Purchaser Filing Persons and their respective financial and legal advisors, on the other hand;

•	the merger will only occur if it is approved by a majority of Watford common and preference shares, voting as a single class, at Watford’s special general meeting; and
•
the availability of appraisal rights to any shareholder of Watford who does not vote in favor of the Merger Agreement and the merger and who is not satisfied that it has been offered fair value for its shares, subject to such shareholder applying to the Supreme Court of Bermuda to appraise the fair value of its shares, within one month of the date of the giving of notice convening the Watford special general meeting.

In addition to the foregoing positive factors, the Purchaser Filing Persons also considered that:
•
The transaction committee did not conduct an auction process or solicit offers from other parties, and shareholders of Watford may believe that a transaction with a third party could deliver greater value than the merger. In considering this point, the Purchaser Filing Persons took into account the fact that third parties were free to make proposals and Watford was able to consider any such proposal that could reasonably be expected to constitute a “Superior Proposal” (as defined in the Merger Agreement).

•
The transaction committee did not structure the transaction to require approval of at least a majority of unaffiliated security holders. In considering this point, the Purchaser Filing Persons took into account the fact that the Arch Filing Persons beneficially own an aggregate of approximately 12.8% of the outstanding common and preference shares and, accordingly, unaffiliated security holders own approximately 87.2% of the outstanding common and preference shares (which is more than five times the combined voting power of the Arch Filing Persons and the other Purchaser Filing Persons). As noted above, Enstar has entered into an agreement with Arch and Watford pursuant to which Enstar agreed to vote its shares in support of the merger; however, Arch does not have a proxy to vote Enstar’s shares, and does not otherwise have or share the power to vote Enstar’s shares, and, accordingly, the Arch Filing Persons do not consider Arch to have beneficial ownership of such shares.

The Purchaser Filing Persons believe the fact that Watford did not pursue these shareholder-protective actions does not outweigh the positive factors discussed above and does not change the Purchaser Filing Persons’ conclusion that the merger is substantively and procedurally fair, and that the Merger Consideration is fair, to the unaffiliated shareholders of Watford.
Given that the purpose of the Purchaser Filing Persons participating in the merger is to acquire Watford and continue to operate it as a going concern, the Purchaser Filing Persons did not consider the liquidation value, runoff value, or book value per common share relevant to their determination that the Merger Consideration is fair to the unaffiliated shareholders. The Purchaser Filing Persons did not find it practicable to assign, and did not assign, relative weights to the individual factors considered in reaching its conclusion as to the fairness of the merger to the unaffiliated shareholders of Watford. Rather, their determination that the Merger Consideration is fair to the unaffiliated shareholders of Watford was made after consideration of all of the above factors as a whole.
Summary of Certain Presentations Provided by Goldman Sachs
Arch retained Goldman Sachs as Arch’s financial advisor in connection with its consideration of the acquisition by Arch of the outstanding common shares of the Company that were not owned by Arch’s wholly owned subsidiary ARL. In this capacity, representatives of Goldman Sachs provided Arch with financial advice and assistance, including performing financial analyses and assisting Arch in negotiating the financial aspects of the transaction contemplated by the Merger Agreement. Although Goldman Sachs generally acted as financial advisor to Arch, Goldman Sachs was not requested to provide, and it did not provide, to the board of directors of Arch (the “Arch Board”), the Company, the holders of any class of securities, creditors or other constituencies of Arch or the Company, or any other person (i) any opinion as to the fairness, from a financial point of view or otherwise, of the transaction contemplated by the Merger Agreement or the Merger Consideration to Arch, any shareholder of the Company, or the holders of any other class of securities, creditors or other constituencies of Arch or the Company, (ii) any other valuation of Arch or the Company for the purpose of assessing the fairness of the Merger Consideration to any such person or (iii) any advice as to the underlying decision by Arch to engage in the transaction contemplated by the Merger Agreement. Because Goldman Sachs was not requested to, and did not, deliver a fairness opinion in connection with the transaction contemplated by the Merger Agreement, it did not perform financial analyses with a view towards those analyses supporting a fairness opinion. At various times during the course of Goldman Sachs’s engagement as financial advisor to Arch, representatives of Goldman Sachs discussed with the management of Arch various considerations with respect to the proposed acquisition by Arch of the outstanding common shares of the Company that were not owned by ARL, including what financial analyses would be helpful to the management of Arch and to the Arch Board, and Goldman Sachs produced various analyses during the course of Goldman Sachs’s engagement as financial advisor to Arch. References to the “management of Arch” in this section “Summary of Certain Presentations Provided by Goldman Sachs” refer to the limited subgroup of Arch’s executive management that were involved with the negotiation of the transaction contemplated by the Merger Agreement.
The full text of all presentations prepared by representatives of Goldman Sachs and provided to the Arch Board (the “Goldman Sachs Presentations”) have been filed as exhibits to the Schedule 13E-3 filed with the SEC in connection with the transaction contemplated by the Merger Agreement and are incorporated herein by reference. The Schedule 13E-3, including the Goldman Sachs Presentations, may be examined at, and copies may be obtained from, the SEC in the manner described under “—Where You Can Find Additional Information.” The information in each Goldman Sachs Presentation is subject to the assumptions, limitations, qualifications and other conditions contained therein and is necessarily based on economic, monetary, market and other conditions as in effect on, and the information made available to Goldman Sachs as of, the date of such presentation. The Goldman Sachs Presentations do not constitute a recommendation to the Arch Board, the Company, or any other entity with respect to the transaction contemplated by the Merger Agreement, or any other matter. The Goldman Sachs Presentations do not constitute, and are not intended to represent, any view or opinion as to the fairness, from a financial point of view or otherwise, of the transaction contemplated by the Merger Agreement or the Merger Consideration to Arch, the shareholders of the Company or to any other person.
The Goldman Sachs Presentations were provided for the benefit of the Arch Board for their information and assistance in connection with the Arch Board’s consideration of the transaction contemplated by the Merger Agreement. The Goldman Sachs Presentations do not convey rights or remedies upon the holders of any class of securities, creditors or other constituencies of Arch or the Company or any other person and should not be relied on as the basis for any other purpose or any investment decision.
In connection with the Goldman Sachs Presentations, Goldman Sachs reviewed, among other things, certain publicly available business and financial information concerning the Company, certain non-public information regarding the business and prospects of the Company prepared by management of the Company and approved for Goldman Sachs’s use by Arch, and certain financial analyses and forecasts for the Company prepared by management of Arch and approved for Goldman Sachs’s use by Arch. Goldman Sachs also held discussions with the management of Arch and the Arch Board regarding their assessment of the strategic and financial rationale for, and the potential benefits of, the transaction contemplated by the Merger Agreement and the past and current business operations, financial condition, and future prospects of Arch and the Company and considered such other factors as Goldman Sachs deemed appropriate. The management of Arch did not give any specific instructions nor impose any limitations on Goldman Sachs with respect to Goldman Sachs’s preparation of the Goldman Sachs Presentations.
In preparing the Goldman Sachs Presentations and providing the analysis set forth in the Goldman Sachs Presentations, Goldman Sachs, with Arch’s consent, relied upon and assumed, without assuming responsibility or liability for independent verification, the accuracy, completeness and reasonableness of all industry, financial, legal, regulatory, tax, accounting and other information that was publicly available or obtained from data suppliers and other third parties or was furnished to or discussed with Goldman Sachs by Arch or otherwise reviewed by or for Goldman Sachs. Goldman Sachs assumed with the consent of Arch that the financial analyses and forecasts for the

Company prepared by the management of Arch have been reasonably prepared on a basis reflecting the best currently available estimates and judgments of the management of Arch. With respect to any financial projections, other estimates and/or other forward-looking information obtained by Goldman Sachs from public sources, data suppliers and other third parties, Goldman Sachs assumed that such information was reasonable and reliable. Goldman Sachs expressed no view as to any of the foregoing analyses, projections or forecasts or the assumptions on which they were based. No representation or warranty, express or implied, was made by Goldman Sachs in relation to the accuracy or completeness of the information presented in the Goldman Sachs Presentations or their suitability for any particular purpose.
Goldman Sachs (i) expressed no view, opinion, representation, guaranty or warranty (in each case, express or implied) regarding the reasonableness or achievability of any financial projections, other estimates and other forward-looking information or the assumptions upon which they are based and (ii) relied upon the assurances of the management of Arch that they were unaware of any facts or circumstances that would make such information (including, without limitation, any financial projections, other estimates and other forward-looking information) incomplete, inaccurate or misleading. Goldman Sachs did not conduct and was not provided with any independent valuation or appraisal of any assets or liabilities (including any contingent, derivative or other off-balance sheet assets and liabilities) of Arch, the Company or any other company or business, nor did Goldman Sachs evaluate the solvency of Arch, the Company or any other company or business under any state or federal laws relating to bankruptcy, insolvency or similar matters or the ability of Arch or the Company to pay their respective obligations when they come due.
Goldman Sachs expressed no opinion as to the prices at which shares of the Company will trade at any time, or as to the potential effects of volatility in the credit, financial and stock markets on Arch, the Company or the transaction contemplated by the Merger Agreement, or as to the impact of the transaction contemplated by the Merger Agreement on the solvency or viability of Arch or the Company or the ability of Arch or the Company to pay their respective obligations when they come due. The matters considered by Goldman Sachs in their financial analyses and reflected in the Goldman Sachs Presentations were necessarily based on various assumptions, including assumptions concerning general business, economic and capital markets conditions and industry-specific and company-specific factors as in effect on, and information made available to Goldman Sachs as of the date of such Goldman Sachs Presentation. Many such conditions are beyond the control of Arch, the Company and Goldman Sachs. Accordingly, the analyses included in the Goldman Sachs Presentations are inherently subject to uncertainty, and neither of Goldman Sachs nor any other person assumes responsibility if future results are different from those forecasted. Furthermore, it should be understood that subsequent developments may affect the views expressed in the Goldman Sachs Presentations and that Goldman Sachs does not have any obligation to update, revise or reaffirm its financial analyses or the Goldman Sachs Presentations based on circumstances, developments or events occurring after the date of such Goldman Sachs Presentation. With respect to the financial analyses performed by Goldman Sachs in the Goldman Sachs Presentations: (a) such financial analyses are not necessarily indicative of actual values or actual future results, which may be significantly more or less favorable than suggested by these analyses; (b) while none of the selected companies referred to in the Goldman Sachs Presentations are directly comparable to the Company, the companies were chosen because they are publicly traded companies with operations that for purposes of analysis may be considered similar to certain operations of the Company based on Goldman Sachs’s familiarity with the insurance industry in North America; (c) while none of the selected precedent transactions used in the premia paid analyses and the comparable precedent transactions analyses referred to below are identical to the transaction contemplated by the Merger Agreement and while none of the selected companies involved in such transactions is identical or directly comparable to the Company, the transactions were selected because they involved publicly traded companies with operations that for purposes of analysis may be considered similar to certain operations of the Company based on Goldman Sachs’s familiarity with the insurance industry in North America; and (d) such financial analyses do not purport to be appraisals or to reflect the prices at which shares or other securities or financial instruments of or relating to the common shares of the Company may trade or otherwise be transferable at any time.
The Goldman Sachs Presentations should not be viewed as a recommendation with respect to any matter pertaining to the transaction contemplated by the Merger Agreement. The terms of the transaction contemplated by the Merger Agreement, including the Merger Consideration, were determined solely through negotiations between the parties to the Merger Agreement. The Goldman Sachs Presentations did not address the relative merits of the transaction contemplated by the Merger Agreement or any other transaction contemplated in connection with the transaction contemplated by the Merger Agreement compared to other business strategies or transactions that may have been considered by the management of Arch.

The following is a summary of the Goldman Sachs Presentations, which is qualified in its entirety by the full text of the Goldman Sachs Presentations. The following summary does not, however, purport to be a complete description of the financial analyses or data presented by Goldman Sachs, nor does the order of analyses or presentations represent relative importance or weight given to those analyses or presentations by Goldman Sachs. Considering the summaries set forth below without considering the full narrative description of the financial analyses, including the methodologies and assumptions underlying these analyses, could create a misleading or incomplete view of the Goldman Sachs Presentations.
The Goldman Sachs Presentations
The Goldman Sachs Presentations are presentations that representatives of Goldman Sachs presented to the Arch Board with respect to the transaction contemplated by the Merger Agreement and consisted of preliminary financial analyses related to such transaction as described below. During the course of Goldman Sachs’s engagement as financial advisor to Arch, representatives of Goldman Sachs prepared other presentations that were not presented to or considered by the Arch Board and are not summarized herein.
The August 3 Presentation
The presentation that representatives of Goldman Sachs sent to the management of Arch and the Arch Board on August 3, 2020 included (i) an overview of the Company and its business model based on information Goldman Sachs obtained from AM Best, SNL Financial, and public filings; (ii) the Company’s historical financial performance over time based on information Goldman Sachs obtained from public filings; (iii) an overview of the Company’s non-investment grade portfolio based on information Goldman Sachs obtained from public filings; (iv) credit rating perspectives for the Company based on information Goldman Sachs obtained from AM Best; (v) the historical price performance of the Company’s common shares for the time period from March 28, 2019 (the “Company Listing Date”) to July 31, 2020 based on information Goldman Sachs obtained from Bloomberg; (vi) a comparison of the historical price performance of the Company’s common shares against share of common stock for hedge fund reinsurers and the S&P 500 Index based on information Goldman Sachs obtained from Bloomberg and Capital IQ; (vii) a comparison of the P/BV, P/TBV and P/E for the Company against certain total return reinsurers for the time period from the Company Listing Date to July 31, 2020 based on information Goldman Sachs obtained from Capital IQ, Bloomberg, and IBES; (viii) a review and comparison of certain financial information, ratios and public market multiples for the Company and other selected total return reinsurers and traditional reinsurers based on information Goldman Sachs obtained from Capital IQ, IBES, and public filings; (ix) a review of the acquisition premia for selected acquisition transactions announced from 2010 to July 2020 involving a public company based in the United States as the target where the disclosed equity value for the transaction was greater than $0.3 billion and less than $1.5 billion based on information Goldman Sachs obtained from Refinitiv Eikon; (x) an overview of certain publicly available research analyst reports for the Company based on information Goldman Sachs obtained from IBES, Capital IQ, and DataStream; and (xi) and overview of key issues to consider related to the proposed transaction.
The September 14 Presentation
The presentation that representatives of Goldman Sachs sent to the management of Arch and the Arch Board on September 14, 2020 included an assessment of a proposal from the Company with purchase price adjustments in the form of a collar based on the Company’s non-investment grade portfolio performance.
The September 18 Presentation
The presentation that representatives of Goldman Sachs sent to the management of Arch and the Arch Board on September 18, 2020 included certain hedging considerations and strategies.
The September 21 Presentation
The presentation that representatives of Goldman Sachs sent to the management of Arch and the Arch Board on September 21, 2020 included an overview of the proposed transaction structure based on the September 20, 2020 proposal from the Company and an illustration of the proposed purchase price at different book values for the Company.

The September 26 Presentation
The presentation that representatives of Goldman Sachs sent to the management of Arch and the Arch Board on September 26, 2020 included an overview of the revised proposed transaction structure based on the September 24, 2020 proposal from Arch and its co-investors and an illustration of the proposed purchase price at different book values for the Company.
Miscellaneous
As described above, Goldman Sachs was not asked to, and did not, render any opinion as to the fairness, from a financial point of view or otherwise, of the transaction contemplated by the Merger Agreement or the Merger Consideration to the Arch Board, the Company, the holders of any class of securities, creditors or other constituencies of Arch or the Company. The Goldman Sachs Presentations were one of many factors taken into consideration by the Arch Board in its deliberations in connection with the transaction contemplated by the Merger Agreement.
Goldman Sachs believes that the foregoing summary and its analyses must be considered as a whole and that selecting portions of the foregoing summary and these analyses, without considering all of these analyses as a whole, could create an incomplete view of the processes underlying the analyses. As a result, any potential indications of valuation resulting from any particular analysis or combination of analyses described above were merely utilized to create points of reference for analytical purposes. The order of analyses described does not represent the relative importance or weight given to those analyses by Goldman Sachs. In preparing the Goldman Sachs Presentations, Goldman Sachs did not attribute any particular weight to any analyses or factors considered and did not form an opinion as to whether any individual analysis or factor (positive or negative), considered in isolation, supported or failed to support the analysis set forth in the Goldman Sachs Presentations. Rather, Goldman Sachs considered the totality of the factors and analyses performed in preparing the Goldman Sachs Presentations.
Moreover, Goldman Sachs’s analyses are not and do not purport to be appraisals or otherwise reflective of the prices at which businesses actually could be acquired or sold. None of the selected transactions referred to in the above summaries is identical to the transaction contemplated by the Merger Agreement and no company used in the aforementioned analyses as a comparison is directly comparable to the Company. However, the transactions were chosen because they involve transactions that, for purposes of Goldman Sachs’s analysis, may be considered similar to the transaction contemplated by the Merger Agreement. The analyses necessarily involve complex considerations and judgments concerning differences in financial and operational characteristics of the companies involved and other factors that could affect the companies compared to the Company.
Goldman Sachs did not recommend any specific merger consideration to the Arch Board or that any specific amount constituted the only appropriate merger consideration for the transaction contemplated by the Merger Agreement.
Goldman Sachs and its affiliates are engaged in advisory, underwriting and financing, principal investing, sales and trading, research, investment management and other financial and non-financial activities and services for various persons and entities. Goldman Sachs and its affiliates and employees, and funds or other entities they manage or in which they invest or have other economic interests, or with which they co-invest, may at any time purchase, sell, hold or vote long or short positions and investments in securities, derivatives, loans, commodities, currencies, credit default swaps and other financial instruments of Arch, the Company and any of their respective affiliates and third parties, including affiliates of the holders of common shares of the Company, or any currency or commodity that may be involved in the transaction contemplated by the merger agreement, as amended for the accounts of Goldman Sachs and its affiliates and employees and their customers.
During the two year period ended December 30, 2020, the Investment Banking Division of Goldman Sachs has not been engaged by the Company, Arch or their respective affiliates to provide financial advisory or underwriting services for which Goldman Sachs has recognized compensation. Goldman Sachs acted as financial advisor to Arch in connection with the transaction contemplated by the Merger Agreement. Goldman Sachs may also in the future provide financial advisor and/or underwriting services to Arch, the Company, and any of their respective affiliates and third parties, including affiliates of the holders of shares of the Company, for which the Investment Banking Division of Goldman Sachs may receive compensation.
Arch selected Goldman Sachs as its financial advisor because it is an internationally recognized investment banking firm that has substantial experience in transactions similar to the transaction contemplated by the Merger Agreement. Pursuant to a letter agreement, dated December 30, 2020 (the “Merger Engagement Letter”), Arch

engaged Goldman Sachs to act as its financial advisor in connection with its consideration of the acquisition by Arch of the outstanding common shares of the Company that were not owned by Arch. The Merger Engagement Letter provides for a transaction fee of $4 million, all of which will become payable at the consummation of the Merger. Pursuant to a letter agreement, dated December 30, 2020 (the “Structuring Engagement Letter”), Arch engaged Goldman Sachs to act as structuring agent in connection with the proposed private offering, issue and sale of securities of a reinsurance sidecar or other vehicle that will own 50% or more of the stock or all or substantially all of the assets of the Company. The Structuring Engagement Letter provides for a structuring fee of $1.5 million, all of which will become payable at the consummation of the offering. In addition, Arch has agreed to reimburse Goldman Sachs for certain of its expenses, including reasonable attorneys’ fees and disbursements, and to indemnify Goldman Sachs and related persons against various liabilities, including certain liabilities under the federal securities laws.
Plans for the Company After the Merger
After the merger, it is anticipated that the Company will generally continue its current operations, but will cease to be an independent public company. As of the date of this proxy statement, other than the merger and as described in this section, the Purchaser Filing Persons have advised the Company that they do not have any specific plans or proposals or negotiations that relate to or would result in: (1) an extraordinary transaction, such as a merger, reorganization or liquidation, involving Watford or any of its subsidiaries; (2) any purchase, sale or transfer of a material amount of assets of Watford or any of its subsidiaries; (3) any material change in the present dividend rate or policy, or indebtedness or capitalization of Watford; (4) any change in the present board of directors or management of Watford, including, but not limited to, any plans or proposals to change the number or the term of directors or to fill any existing vacancies on the board or to change any material term of the employment contract of any executive officer; (5) any other material change in Watford’s corporate structure or business; (6) any class of equity securities of Watford to be delisted from a national securities exchange; (7) any class of equity securities of Watford becoming eligible for termination of registration under the Exchange Act; or (8) the suspension of Watford’s obligation to file reports under the Exchange Act.
•
Dividend rate or policy, or indebtedness or capitalization. Watford has not declared or paid dividends on its common shares prior to the merger. After the merger, Watford’s dividend policy with respect to its common shares will be determined by the board of the surviving company and the surviving company’s sole shareholder which will be Holdco. Holders of Watford preference shares will be entitled to the same dividend and other relative rights, preferences, limitations and restrictions after the merger as are applied to the preference shares prior to the merger. Holdco has advised the Company that Holdco intends to explore options to and may cause the surviving company to implement changes to lower its cost of capital including, potentially, subject to applicable capital requirements, incurring indebtedness and applying the proceeds thereof to redeem Watford’s preference shares.

•	Board of directors; management. At the effective time of the merger, the directors of Merger Sub immediately prior to the effective time will become the initial directors of the surviving company.
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Delisting and deregistration of Watford equity securities. After the merger, the Watford common shares will be delisted from the Nasdaq Global Select Market, and the registration of the common shares under the Exchange Act will be terminated pursuant to Section 12(g)(4) of the Exchange Act. Watford’s preference shares will remain outstanding and, so long as the preference shares remain outstanding, Watford will remain obligated to file reports under the Exchange Act. As noted above, Holdco has advised the Company that it is exploring options which may include redemption of outstanding preference shares. If such redemption occurs, Watford’s preference shares thereafter would be delisted from the Nasdaq Global Select Market, registration of the preference shares under the Exchange Act would be terminated pursuant to Section 12(g)(4) of the Exchange Act and Watford’s obligation to file reports under Section 15(d) of the Act thereafter would be suspended.

Certain Effects of the Merger
If shareholders approve the Merger Proposal and the other conditions to the closing of the merger are either satisfied or waived, Merger Sub will be merged with and into the Company with the Company being the surviving company.

If the merger is completed, at the effective time,
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each common share issued and outstanding immediately prior to the effective time (other than (i) shares to be canceled pursuant to the Merger Agreement and (ii) RSUs to be canceled and exchanged pursuant to the Merger Agreement) shall automatically be canceled and converted into the right to receive the Merger Consideration;

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each RSU will become fully vested, with vesting of any performance-based RSUs vesting as if performance goals had been achieved at target level, and be canceled in exchange for the right to receive a single lump sum cash payment, without interest, equal to (A) the Merger Consideration, less (B) any applicable taxes required to be withheld; and

•
each preference share issued and outstanding immediately prior to the effective time will continue as a preference share of the surviving company and will be entitled to the same dividend and other relative rights, preferences, limitations and restrictions as are now provided to the preference shares.

Accordingly, immediately after the effective time of the merger all of the Company’s common shares will be owned by Holdco. None of the Company’s current common shareholders (other than ARL) will have any ownership interest in, or be a holder of, the Company’s common shares after the completion of the merger. As a result, our current holders of common shares will no longer benefit from any increase in the Company’s value or bear the risk of any decrease in the Company’s value. Following the merger, only Holdco and its affiliates (and potentially the holders of preference shares, until those shares are redeemed) will benefit from any increase in the Company’s value and also will bear the risk of any decrease in the Company’s value.
Interests of the Company’s Directors and Executive Officers in the Merger
In considering the recommendations of the Board of Directors with respect to the Merger Proposal, you should be aware that, aside from their interests as shareholders of the Company, certain of the Company’s directors and executive officers have interests in the merger that are different from, or in addition to, those of other shareholders of the Company generally.
Two members of Watford’s board of directors (the “Arch Directors”) were appointed to serve on our board by Arch. At a board meeting on June 17, 2020, the Arch Directors recused themselves from further discussions regarding strategic alternatives potentially available to Watford, recognizing that in any potential transaction that might result from those discussions, the interests of Arch could diverge from the interests of the Company and its other shareholders. Accordingly, the Arch Directors did not participate in the Board’s deliberations regarding acquisition proposals submitted by Arch or by other parties or in the Board’s deliberations relating to the Merger Agreement, and did not participate in the vote to approve the Merger Agreement or recommend that the shareholders approve the Merger Proposal.
In addition, Mr. Levy did not participate in the deliberations or voting of the Board with respect to the compensation arrangements relating to the Compensation Advisory Proposal.
Interests of executive officers and directors that may be different from or in addition to the interests of the Company’s shareholders include the facts that:
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the Company’s executive officers hold unvested RSUs that will become fully vested (with vesting of any performance-based RSUs vesting as if performance goals had been achieved at target level) and canceled in exchange for the right to receive the Merger Consideration;

•	the Company’s executive officers have entered into amended and restated employment agreements that provide:
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for a cash payment ($325,000 to Mr. Levy, $250,000 to each of Messrs. Hawley and Richardson, and $125,000 to each of Ms. Cunningham and Mr. Scherer) to such executive officer on the six-month anniversary of the closing date of the merger if he or she remains employed by the Company or one of its affiliates at such time, unless he or she is terminated without Cause prior thereto, in which case the amount will be paid within five days of termination;

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if the closing date of the merger occurs in 2021, a cash payment to the executive officer on the closing date of the merger equal to such executive officer’s pro rata 2021 target annual bonus based on the number of days elapsed in 2021 through the closing date (with the equity component of such target annual bonus being paid in cash in lieu of units or shares), which shall be no less than such executive officer’s 2020 target annual bonus levels;

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that the change of control severance payments payable under the applicable employment agreement will also be due if we give notice of any non-extension at the end of the original or any extended employment period;

•
for the duration of the non-competition covenant under the applicable employment agreement to be reduced to three months following termination of employment (previously twelve months following termination of employment);

•
if the employment of such executive officer is terminated by the Company without “Cause” or by the executive officer for “Good Reason” (each as defined in the employment agreements and summarized below) or if the Company provides notice of non-extension at the end of the original or extended employment period, in each case at any time following a “Change in Control” (as defined in the employment agreements and which would include the merger), and if he or she signs a general release of claims and complies with the covenants described below, that (A) such executive officer will be entitled to: (i) continue to receive his or her base salary for a period of twenty-four months (such period, thirty-six months for Mr. Levy); (ii) an amount equal to two times the executive officer’s target annual bonus then in effect, payable in a lump sum (such amount, three times for Mr. Levy); (iii) for a period of twenty-four months following the date of termination, continue to receive his or her major medical insurance coverage under the Company’s plans in effect on the date of termination (such period, thirty-six months for Mr. Levy); and (iv) other than with respect to Mr. Scherer, continue to receive a housing allowance for the lesser of twenty-four months following the date of termination and the period during which the executive officer remains a resident of Bermuda, including reimbursement for taxes incurred by such executive officer as a result of such benefits (including any taxes imposed on the reimbursement payment itself) (such period, thirty-six months for Mr. Levy); and (B) (i) the unvested portion of such Executive Officer’s equity grant in connection with the Company’s direct listing on the Nasdaq Global Select Market will thereupon vest; (ii) the unvested portion of any time-based RSUs held by such executive officer will thereupon vest; and (iii) the unvested portion of any performance-based RSUs held by such executive officer will thereupon vest as if performance goals with respect to such performance-based RSUs had been achieved at target level;

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the Company’s executive officers may receive annual bonuses in respect of calendar year 2020 (including both cash and equity components), which shall (i) be based on the greater of target and actual performance (provided that the Company may exclude from the determination of actual performance the impact of any costs and expenses associated with the transactions contemplated by the Merger Agreement or any non-recurring events that would not reasonably be expected to have affected the Company or any its subsidiaries had the transactions contemplated by the Merger Agreement not arisen in a manner intended to neutralize such impact), (ii) if the closing date of the merger occurs in calendar year 2020, not be prorated based on the number of days elapsed during the period commencing on January 1, 2020 and ending on the closing date of the merger, and (iii) be payable solely in cash;

•	the Company’s executive officers may enter into arrangements with Holdco or Arch prior to or following the closing; and
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the Company’s directors and executive officers are entitled to continued indemnification and insurance coverage under the Merger Agreement, and the Company’s directors and certain executive officers are entitled to continued indemnification and insurance coverage under indemnification agreements.

Treatment of Company Equity Awards
All of the Company’s executive officers hold RSUs. The Merger Agreement provides that effective as of immediately prior to the effective time of the merger, each outstanding performance-based RSU and time-based RSU granted under the Company’s 2018 Stock Incentive Plan (the “2018 Incentive Plan”) will become fully vested, with vesting of any performance-based RSUs vesting as if performance goals had been achieved at target level, and be canceled in exchange for the right to receive a single lump sum cash payment, without interest, equal to (i) the Merger Consideration, less (ii) any applicable taxes required to be withheld.
All such payments are required to be made by the surviving company, without interest, on or as soon as practicable following the effective time of the merger, and in no event later than five business days following the effective time of the merger.
The table below sets forth the estimated value of unvested performance-based RSUs and time-based RSUs held as of December 31, 2020, the last practicable date prior to the date of this proxy statement, by the Company’s executive officers, based on the Merger Consideration. None of the Company’s non-employee directors holds any RSUs. Depending on when the merger is completed, certain outstanding equity awards shown in the table below may become vested in accordance with their terms without regard to the merger.
Name	Aggregate Number of Unvested Performance- Based RSUs (#)(1)	Aggregate Value of Unvested Performance- Based RSUs ($)	Aggregate Number of Unvested Time- Based RSUs (#)	Aggregate Value of Unvested Time- Based RSUs ($)	Total Value of Unvested RSUs ($)
Executive Officers
Jonathan D. Levy	8,696	304,360	31,312	1,095,920	1,400,280
Robert L. Hawley	4,892	171,220	18,083	632,905	804,125
Elizabeth A. Cunningham	3,261	114,135	3,261	114,135	228,270
Laurence B. Richardson, II	3,804	133,140	3,805	133,175	266,315
Alexandre J.M. Scherer	2,717	95,095	12,141	424,935	520,030
(1)
Reflects the number of shares underlying unvested performance-based RSUs held by the Company’s executive officers with vesting of any performance-based RSUs vesting as if performance goals had been achieved at target level.

Employment Agreements with Executive Officers
The Company has entered into amended and restated employment agreements (the “Employment Agreements”) with each of its executive officers. Under the Employment Agreements:
•
if the employment of such executive officer is terminated by the Company without “Cause” or by the executive officer for “Good Reason” (each as defined in the Employment Agreements and summarized below) or if the Company provides notice of non-extension at the end of the original or extended employment period, in each case at any time following a “Change in Control” (as defined in the Employment Agreement and which would include the merger), and if he or she signs a general release of claims and complies with the covenants described below, then (A) such executive officer will be entitled to: (i) continue to receive his or her base salary for a period of twenty-four months (such period, thirty-six months for Mr. Levy); (ii) an amount equal to two times the executive officer’s target annual bonus then in effect, payable in a lump sum (such amount, three times for Mr. Levy); (iii) for a period of twenty-four months following the date of termination, continue to receive his or her major medical insurance coverage under the Company’s plans in effect on the date of termination (such period, thirty-six months for Mr. Levy); and (iv) other than with respect to Mr. Scherer, continue to receive a housing allowance for the lesser of twenty-four months following the date of termination and the period during which the executive officer remains a resident of Bermuda, including reimbursement for taxes incurred by such executive officer as a result of such benefits (including any taxes imposed on the reimbursement payment itself) (such period, thirty-six months for Mr. Levy); and (B) (i) the unvested portion of such Executive Officer’s equity grant in connection with the Company’s direct listing on the Nasdaq Global Select Market will thereupon vest; (ii) the unvested portion of any time-based RSUs held by such executive officer will thereupon vest; and (iii) the unvested portion of any performance-based RSUs held by such executive officer will thereupon vest as if performance goals with respect to such performance-based RSUs had been achieved at target level;

•
if the executive officer remains employed by us or an affiliate of ours on the six-month anniversary of the merger, such executive officer will receive a cash payment ($325,000 to Mr. Levy, $250,000 to each of

Messrs. Hawley and Richardson, and $125,000 to each of Ms. Cunningham and Mr. Scherer) on the six-month anniversary of the merger, unless he or she is terminated without Cause prior thereto, in which case the amount will be paid within five days of termination (such payments, the “Retention Payments”),
•
if the closing date of the merger occurs in 2021, a cash payment to the executive officer on the closing date of the merger equal to such executive officer’s pro rata 2021 target annual bonus based on the number of days elapsed in 2021 through the closing (with the equity component of such annual bonus being paid in cash in lieu of units or shares), which shall be no less than such executive officer’s 2020 target annual bonus levels (such payment, the “2021 Pro Rata Annual Bonus Payment”);

•
if any amounts to be paid to such executive officer would constitute an “excise parachute payment” (within the meaning of Section 280G of the Code), the amount of payments or other benefits payable to the executive officer will be reduced to the extent necessary until no amount payable to such executive officer constitutes an excess parachute payment, but only if such reduction results in a higher after-tax payment to him or her; and

•
each executive officer covenants not to (a) own, manage, control, participate in, consult with, render services for or in any manner engage in any business competing with the business of the Company as such businesses exist or are in process as of the date of termination, within any geographical area in which the Company engages or plans to engage in such businesses (i) for three months following termination by the executive officer for Good Reason or by the Company not for Cause or (ii) for three months following termination by the executive officer other than for Good Reason or by the Company for Cause if the Company (A) provides written notice of its intention to enforce such restrictions within ten business days following such termination pursuant to this clause (ii), (B) continues to pay the executive officer’s base salary for such three-month period, (C) makes a lump sum payment equal to 25% of the executive officer’s target annual bonus, (D) continues to provide major medical insurance coverage for such three-month period, and (E) except with respect to Mr. Scherer, continues to provide the executive officer’s housing allowance for such three-month period, including reimbursement for taxes incurred by such executive officer as a result of such benefits (including any taxes imposed on the reimbursement payment itself), or (b) induce or attempt to induce any employee of the Company to leave the employ of the Company or in any way interfere with the relationship between the Company and any employee thereof or induce or attempt to induce any customer, supplier, client, insured, reinsured, reinsurer or other business relation of the Company to cease doing business with the Company at any time during the twelve months following termination of the executive officer’s employment for any reason.

For purposes of the Employment Agreements:
•
“Good Reason” means, in summary: (i) the assignment to the executive officer of any duties materially inconsistent with such executive officer’s then status as an executive officer of the Company or a substantial adverse alteration in the nature of the executive officer’s responsibilities; (ii) a material reduction by the Company in the executive officer’s base salary, target bonus or annual RSU award; (iii) the relocation of the executive officer’s principal place of employment outside of his or her current location; or (iv) any material breach by the Company of the provisions contained in the executive officer’s Employment Agreement; and

•
“Cause” means, in summary: (i) theft or embezzlement by the executive officer with respect to the Company; (ii) willful disregard or gross negligence in the performance of the executive officer’s duties; (iii) the executive officer’s conviction of any felony or any crime involving moral turpitude; (iv) willful or prolonged absence from work by the executive officer or failure, neglect or refusal by the executive officer to perform his or her duties and responsibilities; (v) continued and habitual use of alcohol by the executive officer to an extent which materially impairs the executive officer’s performance of his or her duties or the executive officer’s use of illegal drugs; (vi) other than in the case of Mr. Scherer, the executive officer’s failure to use his or her best efforts to obtain, maintain or renew a work permit by the Bermuda government as applicable; or (vii) the material breach by the executive officer of any of the covenants contained in his or her Employment Agreement.

Annual Bonus Payments
Under the Merger Agreement, the Company must pay, no later than the closing date of the merger, annual bonuses in respect of calendar year 2020 (including both cash and equity components), which shall (i) be based on the greater of target and actual performance (provided that the Company may exclude from the determination of actual performance the impact of any costs and expenses associated with the transactions contemplated by the Merger Agreement or any non-recurring events that would not reasonably be expected to have affected the Company or any its subsidiaries had the transactions contemplated by the Merger Agreement not arisen in a manner intended to neutralize such impact), (ii) if the closing date of the merger occurs in calendar year 2020, not be prorated based on the number of days elapsed during the period commencing on January 1, 2020 and ending on the closing date of the merger, and (iii) be payable solely in cash.
The table below sets forth the amount of the 2020 annual bonus payment that would be payable to each of the Company’s executive officers assuming that the consummation of the merger occurred on December 31, 2020, the last practicable date prior to the date of this proxy statement.
Name	2020 Annual Bonus Payment Pursuant to the Merger Agreement ($)(1)
Jonathan D. Levy	632,500
Robert L. Hawley	342,500
Elizabeth A. Cunningham	305,000
Laurence B. Richardson, II	321,500
Alexandre J.M. Scherer	251,250
(1)	Reflects for each executive officer his or her target annual bonus for 2020.
If the merger is completed in 2021, the Company will make a cash payment to each executive officer of his or her 2021 Pro Rata Annual Bonus Payment.
Retention Payments
The Company will make a cash payment of the Retention Payments, in each case, on the six-month anniversary of the effective date of the merger if the executive officer remains employed by the Company or an affiliate thereof on such anniversary, unless the executive officer is terminated without Cause prior thereto, in which case the amount will be paid within five days of such termination.
The table below sets forth the amounts that would be payable to each of the Company’s executive officers pursuant to the Employment Agreements with each executive officer described above assuming that the consummation of the merger occurred on December 31, 2020, the last practicable date prior to the date of this proxy statement, and each of the Company’s executive officers remained employed by the Company on the six-month anniversary of the effective date of the merger.
Name	Retention Payments Pursuant to the Merger Agreement ($)(1)
Jonathan D. Levy	325,000
Robert L. Hawley	250,000
Elizabeth A. Cunningham	125,000
Laurence B. Richardson, II	250,000
Alexandre J.M. Scherer	125,000
(1)
Reflects a cash payment to be made to each executive officer on the six month anniversary of the effective date of the merger if such executive officer remains employed by the Company or an affiliate thereof on such anniversary, unless the executive officer is terminated without Cause prior thereto, in which case the amount will be paid within five days of such termination.

No Golden Parachute Excise Tax Gross-Up
In connection with the merger, no executive officer or director will be entitled to a gross-up payment related to excise taxes imposed on any executive officer or director in the event that any payments or benefits result in an “excess parachute payment” within the meaning of Section 280G of the Code.
Benefits Continuation Pursuant to the Merger Agreement
For the one-year period beginning at the effective time of the merger, Holdco has agreed to provide each employee who is employed by the Company or any subsidiary of the Company at the closing date of the merger (including each of the Company’s executive officers employed at the closing date), during such employee’s employment within such one-year period, with (i) a base salary or hourly wage rate that is at least equal to the base salary or hourly wage rate provided to such employee immediately prior to the effective time; (ii) short- and long-term cash incentive compensation opportunities that are no less favorable than the short- and long-term incentive compensation opportunities in effect for such employee immediately prior to the effective time; (iii) employee benefits that are no less favorable in the aggregate than the employee benefits provided to such employee immediately prior to the effective time; and (iv) a position with substantially comparable duties and responsibilities and the same work location as the position such employee had immediately prior to the effective time.
In addition, Holdco has agreed to provide each employee of the Company or any subsidiary of the Company who remains employed following the effective time (including each of the Company’s executive officers who remains employed following the effective time) and who incurs a termination of employment by the surviving company without cause during the one-year period immediately following the effective time of the merger with severance benefits of (i) a lump sum payment equal to twelve months of such employee’s base salary and (ii) a lump sum payment equal to the target value of such employee’s annual incentive compensation (including both cash and equity incentive compensation) for the calendar year in which such termination occurs, which target value will be no less than such target value for calendar year 2020 (including both cash and equity incentive compensation); provided that in all events, (x) if such employee is subject to an employment agreement that provides for greater severance benefits than the severance benefits described in this paragraph, the severance provisions of such employment agreement will govern in lieu of the severance benefits described in this paragraph, (y) such severance benefits will be no less than the severance allowance required to be provided to such employee under applicable law and (z) Holdco will, or will cause the surviving company to, comply with all notice requirements under applicable law.
Indemnification and Insurance
Pursuant to the terms of the Merger Agreement, following the effective time of the merger, the Company’s current and former directors and officers will be entitled to certain ongoing rights of indemnification and to coverage under directors’ and officers’ liability insurance policies. For a description of such ongoing indemnification and insurance obligations, refer to the section entitled “The Merger Agreement—Other Covenants and Agreements—Directors’ and Officers’ Indemnification” beginning on page [85].
Merger Related Compensation
This section sets forth the information required by Item 402(t) of Regulation S-K regarding the compensation for each named executive officer of the Company that is based on or otherwise relates to the merger. This compensation is referred to as “golden parachute” compensation by the applicable SEC disclosure rules, and in this section we use such term to describe the merger related compensation payable to the Company’s named executive officers. The “golden parachute” compensation payable to these individuals is subject to an advisory (non-binding) vote of the Company’s shareholders.
The following table sets forth the amount of payments and benefits that each named executive officer would receive in connection with the merger. For purposes of quantifying these potential payments and benefits for the table below, the following assumptions were used:
•	the consummation of the merger occurred on December 31, 2020;
•
the employment of each named executive officer was terminated by the Company without Cause or the named executive officer for Good Reason, in each case immediately following the effective time of the merger; and

•	the value of a Company common share of $35.00, which is equal to the Merger Consideration.

Golden Parachute Compensation
Name	Cash	Equity	Perquisites/ Benefits	Tax Reimbursement	Total
	($)(1)	($)(2)	($)(3)	($)(4)	($)
Jonathan D. Levy	2,422,500	1,400,280	921,223	270,000	5,014,003
Robert L. Hawley	1,005,000	804,125	461,431	—	2,270,556
Elizabeth A. Cunningham	930,000	228,270	436,849	—	1,595,119
Laurence B. Richardson, II	1,029,000	266,315	176,000	80,000	1,551,315
Alexandre J.M. Scherer	757,500	520,030	68,000	—	1,345,530
(1)
Amounts reported represent, for each named executive officer (i) (A) other than in the case of Mr. Levy, the value of the sum of his or her base salary for twenty-four months and two times his or her target annual bonus for the year of termination and (B) in the case of Mr. Levy, the value of the sum of his base salary for thirty-six months and three times his target annual bonus for the year of termination and (ii) the value of a target 2020 annual bonus. Set forth below are the values of the cash payments that the Company’s named executive officers are expected to receive in connection with the merger:

Name	Cash Severance	Pro-Rated Annual Bonus Pursuant to the Merger Agreement	Total
		($)
Jonathan D. Levy	1,425,000	997,500	2,422,500
Robert L. Hawley	670,000	335,000	1,005,000
Elizabeth A. Cunningham	620,000	310,000	930,000
Laurence B. Richardson, II	686,000	343,000	1,029,000
Alexandre J.M. Scherer	505,000	252,500	757,500
(2)
Amounts reported represent the aggregate value of the cash payments expected to be received in connection with cancellation of outstanding RSUs held by each of the Company’s named executive officers upon completion of the merger, assuming, in the case unvested performance-based RSUs held by the Company’s executive officers, the achievement of the performance metrics at the target level of performance. Set forth below are the values of the cash payments in respect of the vesting and cancellation of each type of outstanding equity-based award that the Company’s named executive officers are expected to receive in connection with the merger:

Name	Aggregate Value of Unvested Performance- Based RSUs	Aggregate Value of Unvested Time-Based RSUs	Total Value of Unvested Equity Awards
		($)
Jonathan D. Levy	304,360	1,095,920	1,400,280
Robert L. Hawley	171,220	632,905	804,125
Elizabeth A. Cunningham	114,135	114,135	228,270
Laurence B. Richardson, II	133,140	133,175	266,315
Alexandre J.M. Scherer	95,095	424,935	520,030
Details regarding the treatment of the equity awards held by the Company’s named executive officers upon completion of the merger are set forth in “Special Factors—Interests of the Company’s Directors and Executive Officers in the Merger—Treatment of Company Equity Awards” beginning on page [52].
(3)
The amounts in this column consist of: (a) for Mr. Levy, the amount represents estimated medical and housing expense equal to thirty-six months, and the employee payroll tax paid for by the Company; (b) for Messrs. Hawley and Richardson and Ms. Cunningham, the amount represents estimated medical and housing expense payment equal to twenty-four months, and the employee payroll tax paid for by the Company; and (c) for Mr. Scherer, the amount represents estimated medical expense payment equal to twenty-four months. Details regarding these benefits and perquisites are set forth in “Special Factors—Interests of the Company’s Directors and Executive Officers in the Merger—Employment Agreements with Executive Officers” beginning on page [53].

(4)
For Messrs. Levy and Richardson, the amounts in this column represent tax reimbursement on the estimated housing expense included in the perquisites/benefits column. Details regarding these benefits and perquisites are set forth in “Special Factors—Interests of the Company’s Directors and Executive Officers in the Merger—Employment Agreements with Executive Officers” beginning on page [53].

Financing
Arch has assigned its rights and obligations under the Merger Agreement to Holdco. Holdco has obtained equity commitments as follows: (i) funds managed by Kelso have committed to make an aggregate cash contribution of up to $210,000,000, (ii) funds managed by Warburg Pincus have committed to make an aggregate cash contribution of up to $210,000,000, and (iii) ARL has committed to make a cash contribution of up to $192,500,000 and to contribute the 2,500,000 shares of common stock of Watford already owned by ARL (the foregoing, collectively, being referred to herein as the “Equity Financing”). Upon consummation of the Equity Financing, ARL will own 40% of Holdco, funds managed by Kelso will own 30% of Holdco, and funds managed by Warburg Pincus will own 30% of Holdco. Neither Arch nor Holdco has made any alternative financing arrangements or alternative financing plans in the event the Equity Financing does not occur. Arch’s obligation to pay the Merger Consideration as and when required under the Merger Agreement is not conditioned upon obtaining any financing, including the Equity Financing.
Watford and Arch estimate that the total amount of funds required to complete the merger and pay related fees and expenses will be approximately $[•] million. Arch expects that Holdco will fund such amount with cash proceeds from the Equity Financing immediately prior to the effective time of the merger and cash on hand at Watford.
Pursuant to the Merger Agreement, Arch has represented that it has or will have, and will cause Merger Sub to have, prior to the effective time of the merger, cash sufficient to enable Arch and Merger Sub to consummate the merger on the terms contemplated by the Merger Agreement, and to make all payments contemplated by the Merger Agreement, including payment of the Merger Consideration and all fees and expenses in connection with the merger and the other transactions contemplated by the Merger Agreement.
Voting and Support Agreements
As a condition to the Company’s willingness to enter into the Initial Merger Agreement and to proceed with the transactions contemplated thereby, including the merger, the Arch Parties entered into the Arch Voting and Support Agreement with the Company on October 9, 2020. In the Arch Voting and Support Agreement, the Arch Parties agreed (among other things) to vote their common shares and preference shares in favor of the Merger Proposal. Based on the Company’s representation in the Merger Agreement that, as of October 9, 2020, there were 19,886,979 issued and outstanding common shares and 2,145,202 issued and outstanding preference shares, the Arch Parties party to the Arch Voting and Support Agreement beneficially owned in the aggregate 2,500,000 common shares, representing approximately 12.6% of the issued and outstanding common shares, and 141,985 preference shares, representing approximately 6.6% of the issued and outstanding preference shares. However, the Company’s bye-laws contain provisions that limit the voting power of “controlled shares” to 9.9% of the combined voting power of all shares eligible to vote and all common and preference shares eligible to be voted at the special general meeting by Arch or its subsidiaries are “controlled shares” for this purpose. The Company’s Board has determined that after giving effect to these bye-law provisions, Arch and its subsidiaries will be entitled to cast an aggregate of [  ] votes on the Merger Proposal and the Adjournment Proposal, representing [9.9%]% of the issued and outstanding common and preference shares as of the record date, and they will be entitled to cast an aggregate of [  ] votes on the Compensation Advisory Proposal, representing [9.9%]% of the issued and outstanding common shares as of the record date.
Under the Arch Voting and Support Agreement, the same voting obligations will apply to any additional common shares or preference shares acquired by the Arch Parties between October 9, 2020 and the termination of the Arch Voting and Support Agreement.
As a condition to Arch’s willingness to execute Amendment No. 1 (and thereby agree to an increase in the Merger Consideration from $31.10 per common share to $35.00 per common share), Enstar and its wholly-owned subsidiary Cavello entered into the Enstar Voting and Support Agreement with Arch and the Company on November 2, 2020. In the Enstar Voting and Support Agreement, Enstar and Cavello agreed (among other things) that Cavello will vote in favor of the Merger Proposal. As of the date of this proxy statement, Cavello beneficially owns 1,815,858 common shares, representing approximately 9.1% of the issued and outstanding common shares. Under the Enstar Voting and Support Agreement the same voting obligations will apply to any additional common shares or preference shares acquired by Cavello or Enstar between November 2, 2020 and the termination of the Enstar Voting and Support Agreement. Under the Enstar Voting and Support Agreement, Enstar has agreed not to pursue any other proposal to acquire the Company.
For more information, see “Voting and Support Agreements” beginning on page [90].

Appraisal Rights
Any dissenting shareholder will, in the event that the fair value of a dissenting share as appraised by the Bermuda Court under the Bermuda Companies Act is greater than the Merger Consideration, be entitled to receive such difference from the Company as the surviving company by payment made within one month after the final determination by the Bermuda Court of the “fair value” of such shares. If a dissenting shareholder fails to exercise, effectively withdraws or otherwise waives any right to appraisal, in the case of common shares, such dissenting shareholder’s common shares will be canceled and converted into the right to receive the Merger Consideration and in the case of preference shares, such shareholder’s preference shares will continue as a preference share of the surviving company and will be entitled to the same dividend and other relative rights, preferences, limitations and restrictions as are now provided to the preference shares. For a more complete description of the available appraisal rights, see the section of this proxy statement titled “Appraisal Rights” beginning on page [111].
Under the Merger Agreement, the Company has agreed to give Holdco (i) prompt written notice of (A) any demands for appraisal of dissenting shares or appraisal withdrawals and any other written instruments, notices, petitions or other communication received by the Company in connection with the foregoing and (B) to the extent that the Company has knowledge thereof, any applications to the Bermuda Court for appraisal of the fair value of the dissenting shares and (ii) to the extent permitted by applicable Law, the opportunity to participate with the Company in any settlement negotiations and proceedings with respect to any demands for appraisal under the Bermuda Companies Act. The Company shall not, without the prior written consent of Holdco or as otherwise required by an order of a governmental entity of competent jurisdiction, voluntarily make any payment with respect to, negotiate with respect to, offer to settle or settle any such demands or applications, or waive any failure to timely deliver a written demand for appraisal or to timely take any other action to exercise appraisal rights in accordance with the Bermuda Companies Act. Payment of any amount payable to holders of dissenting shares shall be the obligation of the surviving company.
Certain U.S. Federal Income Tax Consequences of the Merger
The following is a general discussion of certain U.S. federal income tax consequences of the merger to U.S. holders, as defined below, whose common shares are exchanged for cash pursuant to the merger, as well as U.S. holders who hold preference shares. This discussion is based on the provisions of the Code, applicable U.S. Treasury regulations, judicial opinions, and administrative rulings and other published positions of the Internal Revenue Service (the “IRS”), each as in effect as of the date hereof. These authorities are subject to change or differing interpretations, possibly on a retroactive basis, and any such change or different interpretation could affect the accuracy of the statements and conclusions set forth in this discussion. This discussion does not address all aspects of U.S. federal income taxation (including consequences under the alternative minimum tax or Medicare tax on net investment income) and does not address any tax considerations under state, local or non-U.S. laws or U.S. federal laws other than those pertaining to U.S. federal income tax (such as estate and gift tax laws). This discussion is not binding on the IRS or the courts and therefore could be subject to challenge, which could be sustained. We do not intend to seek any ruling from the IRS with respect to the merger.
This discussion applies only to U.S. holders of common shares who hold such shares as capital assets (generally, property held for investment). Further, this discussion does not cover all aspects of U.S. federal income taxation that may be relevant to U.S. holders in light of their particular circumstances, nor does it apply to U.S. holders subject to special treatment under U.S. federal income tax laws, such as: banks and other financial institutions; pension plans; regulated investment companies; real estate investment trusts; partnerships or other pass-through entities (or investors therein); cooperatives; tax-exempt entities; insurance companies; persons holding common shares as part of a hedging, integrated, conversion or constructive sale transaction or a straddle; persons who use a mark-to-market method for reporting income or loss with respect to their common shares; persons subject to special tax accounting rules as a result of their use of “applicable financial statements” (within the meaning of Section 451(b)(3) of the Code); U.S. expatriates; persons who at any time have held (actually or constructively) 10% or more of any class of our shares (by vote or value); and persons whose “functional currency” is not the U.S. dollar.
For purposes of this discussion, a “U.S. holder” means a beneficial owner of common shares that is, for U.S. federal income tax purposes, one of the following:
•	an individual who is a citizen or resident of the United States;
•	a corporation created or organized under the laws of the United States, any state thereof or the District of Columbia;

•	an estate the income of which is subject to U.S. federal income taxation regardless of its source; or
•
a trust if (1) a court within the United States is able to exercise primary supervision over the trust’s administration and one or more U.S. persons are authorized to control all substantial decisions of the trust, or (2) the trust has a valid election in effect under applicable U.S. Treasury regulations to be treated as a U.S. person.

The tax treatment of a partner in any entity or arrangement treated as a partnership for U.S. federal income tax purposes will generally depend on the status of the partners and the activities of the partnership. If you are a partner of a partnership holding common shares, you should consult your tax advisor.
U.S. holders should consult their tax advisors concerning the particular U.S. federal income tax consequences of the merger to them, as well as any consequences to you arising under any state, local, non-U.S. and other U.S. federal tax laws.
Consequences of the Merger Generally
The receipt of cash by a U.S. holder in exchange for common shares pursuant to the merger will be a taxable transaction for U.S. federal income tax purposes. In general, subject to the possible application of Section 1248 and the “passive foreign investment company,” or “PFIC,” rules (each as discussed below), a U.S. holder who receives cash in exchange for common shares pursuant to the merger will recognize gain or loss in an amount equal to the difference, if any, between (1) the amount of cash received and (2) the U.S. holder’s adjusted tax basis in those shares. If a U.S. holder acquired different blocks of common shares at different times or at different prices, that holder generally must determine its gain or loss and holding period separately with respect to each block of common shares. The deductibility of capital losses is subject to limitations. Subject to the PFIC and other rules discussed below, any capital gain recognized by a non-corporate U.S. holder is generally eligible for the preferential long-term capital gains rate if such U.S. holder’s holding period in its common shares exchanged in the merger is greater than one year as of the effective date of the merger.
Holders of preference shares should not be treated as disposing of or exchanging their preference shares in the merger. Instead, the preference shares should be treated as remaining outstanding for U.S. federal income tax purposes. As a result, holders of the preference shares should not recognize gain or loss with respect to such shares in the merger.
Potential Application of the Controlled Foreign Corporation and Related Party Insurance Rules
Under Section 1248 of the Code, any gain from the sale or exchange by a U.S. holder that owns, or is attributed under certain attribution rules, 10% or more of the Company’s shares by vote or value (a “U.S. 10% Shareholder”) of stock in a non-U.S. corporation treated as a “controlled foreign corporation” within the meaning of Section 957(a) of the Code (a “CFC”) may be recharacterized as a dividend to the extent of the CFC’s earnings and profits during the period that the U.S. 10% Shareholder owned the stock, subject to certain adjustments. Section 953(c)(7) of the Code generally provides that, if any portion of a CFC’s profits related to related party insurance income (“RPII”), Section 1248 may apply more broadly to a sale of stock by any shareholder that is a U.S. holder (regardless of whether it is a U.S. 10% Shareholder). The dividend treatment applies to a U.S. holder subject to the RPII rules regardless of whether the U.S. Holder meets either one of the two RPII 20% exceptions to the inclusion of income for purposes of subpart F (i.e., the 20% ownership exception and the 20% gross income exception). Proposed regulations implementing Section 953 of the Code do not specifically address whether Section 1248 of the Code applies when a non-U.S. corporation is not an insurance company, but the non-U.S. corporation has an insurance company subsidiary that is a CFC for purposes of requiring U.S. holders to take into account RPII.
The Company believes that a strong argument exists that Section 1248 of the Code should not apply to dispositions of the Company’s shares by persons who are not U.S. 10% Shareholders because the Company will not be directly engaged in the insurance business. However, because (i) the applicable Treasury regulations under Section 953 of the Code remain proposed and taxpayers cannot affirmatively rely on regulations in proposed form; (ii) authority as to how Section 953 of the Code and the proposed regulations should be interpreted is lacking; and (iii) the proposed regulations are subject to amendment, the Company cannot assure prospective investors that the IRS will interpret the proposed regulations under Section 953 of the Code in this manner or that the Treasury will not amend such regulations, or issue other regulations, that would have the effect of causing Section 1248 of the Code to apply to dispositions of the Company’s shares. If Section 1248 of the Code were to apply to a U.S. holders, any gain from the sale or exchange of the Company’s stock pursuant to the merger would be treated as a dividend to the extent of the Company’s earnings and profits accumulated during such holder’s holding period, subject to certain adjustments. U.S. holders should consult their tax advisors regarding the potential application of Section 1248 of the Code to the merger.
Passive Foreign Investment Company Considerations
A non-United States corporation, such as the Company, will be a PFIC for U.S. federal income tax purposes for any taxable year if either (i) 75% or more of its gross income for such year consists of certain types of “passive” income or (ii) 50% or more of the value of its assets (determined on the basis of a quarterly average) during such year produce or are held for the production of passive income. For this purpose, (i) passive income generally includes, among other things, rents, dividends, interest, royalties, gains from the disposition of passive assets and gains from commodities and securities transactions and (ii) cash is generally treated as an asset held for the production of passive income. For purposes of this test, a corporation will be treated as owning a proportionate share of the assets and earning a proportionate share of the income of any other corporation in which it owns, directly or indirectly, more than 25% (by value) of the stock.
As discussed above, although not free from doubt due to a lack of directly governing authority, we currently believe that the Company should not be treated as a PFIC because we believe that Watford Re’s income should qualify for an exception to the PFIC rules for income that is derived in the active conduct of an insurance business by a corporation satisfying certain requirements, which we refer to as the Insurance Company Exception. However, the ability of the Company to qualify for the Insurance Company Exception will depend on the Company’s continuing operations and operating results. Furthermore, because of a lack of clarity regarding certain aspects of the Insurance Company Exception, there is significant uncertainty as to whether the Insurance Company Exception has applied to the Company to date.
The United States Tax Cuts and Jobs Act, or the “TCJA,” modified the Insurance Company Exception so that, with respect to taxable years beginning after December 31, 2017, only a “qualifying insurance corporation” is eligible for the exception. The TCJA generally defines a qualifying insurance corporation as a foreign corporation that would be subject to U.S. federal income tax as an insurance company if it were a domestic corporation and whose “applicable insurance liabilities” constitute more than 25% of the company’s total assets, determined on the basis of a financial statement of the company that meets certain requirements (the “Insurance Liabilities Test”). Although the Company believes that it has satisfied the Insurance Liabilities Test in prior years, there has been considerable uncertainty regarding the application of this test, and no assurance can be provided that the IRS would not interpret certain aspects of the Insurance Liabilities Test in a manner different from the Company. The 2020 Final Regulations, released by the Treasury on December 4, 2020, included certain rules clarifying the application of the Insurance Liabilities Test and certain other aspects of the Insurance Company Exception for future years. Although the Company expects to satisfy the Insurance Liabilities Test in the period during which the merger closes, the Company’s ability to satisfy the test will depend on the Company’s actual operating results, and as a result no assurance can be provided that the Company will satisfy the test under all circumstances.
In order for an insurance company to satisfy the Insurance Company Exception, the company must be engaged in the active conduct of an insurance business. There is little currently applicable guidance regarding what causes an insurance business to be actively conducted, and as a result there has been considerable uncertainty in the law regarding what constitutes the active conduct of an insurance business. In recent years, the Treasury has proposed regulations that would impose specific requirements for an insurance business to be treated as actively conducted. Most recently, on December 4, 2020, the Treasury withdrew prior proposed regulations and issued the 2020 Proposed Regulations, which included proposed requirements for an insurance company to be treated as actively conducted. Although the 2020 Proposed Regulations could adversely impact the Company’s ability to satisfy the Insurance Company Exception if finalized in their current form, the 2020 Proposed Regulations are proposed to apply on a prospective basis after they are finalized, and as a result are not expected to apply to periods prior to the merger. As a result, we do not believe that these regulations should adversely impact the Company’s ability to satisfy the Insurance Company Exception at all times prior to the closing of the merger. However, given the lack of currently applicable authority regarding the Insurance Company Exception, no assurance can be provided that that taxing authorities may not seek to apply principles similar to the 2020 Proposed Regulations in interpreting the Insurance Company Exception for prior periods, notwithstanding the prospective application of those regulations, or may not otherwise interpret the Insurance Company Exception in a manner that causes the Company to be treated as a PFIC. In addition, no assurance can be provided that future guidance or legislation regarding the Insurance Company

Exception will not apply retroactively in a manner that could cause the Company to fail to satisfy the Insurance Company Exception with respect to periods prior to the merger.
As a result of the foregoing, although we believe that the Company should be treated as having satisfied the requirements to be treated as a qualifying insurance corporation under current law with respect to all periods prior to the merger, no assurance can be provided that the IRS will not successfully challenge this qualification, or that future legal developments would prevent the Company from qualifying for the Insurance Company Exception, in which case the Company would be treated as a PFIC. If the Company were treated as a PFIC at any time during a U.S. holder’s holding period, such U.S. holder would also be subject to the PFIC regime with respect to any non-U.S. subsidiary of the Company that is treated as a PFIC.
In addition, it is possible that the 2020 Proposed Regulations, if finalized in their current form, could adversely impact the ability of the Company to satisfy the Insurance Company Exception in future years, and as a result could impact the tax consequences of U.S. holders holding shares of the Company in the event that the merger closes later than planned.
Consequences for U.S. Holders Who Make Timely QEF Elections if the Company is Treated as a PFIC
If the Company were treated as a PFIC at any time during a U.S. holder’s holding period, such U.S. holder would still recognize gain or loss on the exchange of common shares for cash pursuant to the merger in the manner described above under the heading “Special Factors—Certain U.S. Federal Income Tax Consequences for the Merger—Consequences of the Merger Generally” if such U.S. Holder made a timely qualified electing fund (“QEF”) election with respect to the Company and any entity in which the Company holds a direct or indirect interest that is treated as a PFIC for U.S. federal income tax purposes (a “PFIC subsidiary”). A QEF election will generally be considered timely filed if the U.S. holder makes such election on an IRS Form 8621 filed with its U.S. federal income tax return for the first year in which it held shares of the Company and the Company is treated as a PFIC. Under certain circumstances, shareholders meeting certain requirements may be entitled to make a retroactive QEF election with respect to a company that is believed not to be a PFIC but is later asserted to be a PFIC. U.S. holders who make timely QEF elections will be required to report and include in income for U.S. federal income tax purposes their pro rata share of the Company’s and each of its PFIC subsidiary’s ordinary earnings and net capital gain, if any, for each taxable year for which the Company and each such subsidiary is a PFIC ending with the taxable year that includes the merger. A U.S. holder’s adjusted tax basis in its common shares will be increased to reflect any taxed but undistributed ordinary earnings and net capital gain included in income as a result of the QEF election, thus reducing the amount of capital gain (or increasing the amount of capital loss) recognized by such U.S. holder with respect to its common shares exchanged for cash in the merger.
Consequences for U.S. Holders Who Do Not Make Timely QEF Elections if the Company is a PFIC
If the Company is treated as a PFIC, U.S. holders who do not make timely QEF elections with respect to the Company and each of the Company’s PFIC subsidiaries will generally be subject to special adverse U.S. federal income tax rules with respect to any gain recognized (or in the case of any PFIC subsidiary, deemed to be recognized, as discussed below) as a result of the merger. Under these special rules:
•	the gain recognized would be allocated ratably over the U.S. holder’s holding period for its common shares;
•	the amount of gain allocated to the taxable year that includes the merger would be subject to tax as ordinary income; and
•
the amount of gain allocated to each of the other taxable years would be subject to tax at the highest rate in effect for the applicable class of taxpayer for such taxable year and, if the relevant company was a PFIC in such taxable year or any prior taxable year, would be increased by an additional tax equal to the interest on the resulting tax deemed deferred with respect to each such other taxable year.

A U.S. holder who does not make a timely QEF election with respect to each PFIC subsidiary will be deemed to recognize an amount of gain (subject to tax under the special rules discussed above) as a result of an indirect disposition of such PFIC subsidiary pursuant to the merger. The amount of gain deemed to be recognized by such U.S. holder will equal such U.S. holder’s proportionate share (based on the value of such U.S. holder’s common shares relative to the total value of all of the Company’s common shares) of any gain that would be recognized by the Company if the Company disposed of such PFIC subsidiary on the effective date of the merger for cash equal to the then fair market value of such PFIC subsidiary. A U.S. holder’s tax basis in its Company common shares will be increased by the amount of any gain deemed to be recognized as a result of an indirect disposition of such PFIC subsidiary for which no timely QEF election is made, thus reducing the amount of gain (or increasing the amount of loss) recognized by such U.S. holder with respect to its common shares exchanged for cash in the merger.
The application of these rules to the merger is complex. U.S. holders should consult their tax advisors regarding the application of the PFIC rules, including the indirect disposition rule, to them in light of their particular circumstances.
Consequences for U.S. Holders Who Have Made a Mark-to-Market Election
In general, if a U.S. holder has made a timely mark-to-market election pursuant to Section 1296 of the Code with respect to the Company (a “mark-to-market election”), the PFIC rules described above generally would not apply. Instead, each year, a U.S. holder would be required to report any gain as ordinary income and any loss as ordinary loss, provided that such loss will be limited to the amount of ordinary income previously recognized by such U.S. holder with respect to such shares. While the mark-to-market election may be beneficial in certain situations, because such election does not apply to subsidiaries of a PFIC that are not themselves publicly traded, the benefits of a mark-to-market election with respect to the Company (the insurance operations of which are conducted entirely through subsidiaries) may be limited. U.S. holders considering making a mark-to-market election should consult their tax advisors.
Tax Return Disclosure Requirements
U.S. holders that own shares in a PFIC are subject to various disclosure obligations in connection with their tax returns. U.S. holders should consult their tax advisors regarding these reporting requirements.
Information Reporting and Backup Withholding
Payments of cash made in exchange for common shares pursuant to the merger may be subject, under certain circumstances, to information reporting and backup withholding. To avoid backup withholding, a U.S. holder that does not otherwise establish an exemption should timely complete and return an IRS Form W-9. Certain holders (such as corporations) are exempt from backup withholding. U.S. holders exempt from backup withholding may be required to timely comply with certification requirements and identification procedures in order to establish an exemption from information reporting and backup withholding. Backup withholding is not an additional tax. The amount of any backup withholding imposed on a payment will be allowed as a credit against any U.S. federal income tax liability of a U.S. holder and may entitle the U.S. holder to a refund, provided the required information is timely furnished to the IRS.
The preceding discussion is intended only as a summary of certain U.S. federal income tax consequences of the offer and the merger. It is not a complete analysis or discussion of all potential tax effects that may be important to a particular holder. All holders of common shares should consult their own tax advisors as to the specific tax consequences of the offer and the merger to them, including tax-reporting requirements, and the applicability and effect of any U.S. federal, state, local and non-U.S. tax laws.
Regulatory Approvals
Under the terms of the Merger Agreement, the merger cannot be consummated unless certain required regulatory approvals have been obtained and remain in full force and effect.
Under the HSR Act, the merger cannot be consummated until Watford and Arch have notified the Department of Justice’s Antitrust Division and the Federal Trade Commission of the merger and furnished them with certain information and materials relating to the merger and the applicable waiting period has terminated or expired. On November 18, 2020, the FTC granted early termination of the waiting period under the HSR Act. In addition, the merger cannot be consummated until each of (i) the European Commission and (ii) the Turkish Competition Authority has issued its clearance decision or the relevant waiting periods have expired without the issuance of a decision.
Insurance laws and regulations generally require that, prior to the acquisition of control of an insurance company, either through the acquisition of or merger with the insurance company or a holding company of that insurance company, the acquiring company must obtain approval from the insurance commissioner of the insurance company’s state of domicile. In addition, under the laws of certain states, an acquirer must obtain the approval of the state’s insurance regulator to acquire control of an insurance company that is commercially domiciled in that state. Accordingly, consummation of the merger requires obtaining approvals from the Bermuda Monetary Authority, the

New Jersey Department of Banking and Insurance, the California Department of Insurance and the Financial Services Commission of Gibraltar. The relevant parties have made the requisite initial filings to obtain such approvals. In addition, in the event Watford completes its pending acquisition of Axeria IARD, a French société anonyme, prior to consummation of the merger, the approval of the French Prudential Supervision and Resolution Authority (Autorité de Contrôle Prudentiel et de Résolution) will also be required to consummate the merger.
Other than the approvals and notifications described above, neither Watford nor Arch is aware of any material regulatory approvals required to be obtained, or waiting periods required to expire, after the making of a filing. If the parties discover that other approvals or filings and waiting periods are necessary, they will seek to obtain or comply with them, although, as is the case with the regulatory approvals described above, there can be no assurance that they will be obtained on a timely basis, if at all.
Fees and Expenses
Except as described under “The Merger Agreement—Termination Fee” beginning on page [88], whether or not the merger is completed, all fees and expenses incurred in connection with the merger will be paid by the party incurring those fees and expenses. The Company will pay the costs of proxy solicitation and printing and mailing this proxy statement and the Schedule 13E-3 and all SEC filing fees with respect to the transaction. The Company has agreed to pay D.F. King & Co., Inc. a fee of $9,000, plus potential fees for additional specified services and reimbursement of out-of-pocket expenses in respect of these services. Total fees and expenses incurred or to be incurred by the Company in connection with the merger are estimated at this time to be as follows:
Description	Amount
Financial advisory fees and expenses	$[•]
Legal fees and expenses	$[•]
Proxy solicitation fees	$[•]
SEC filing fees	$66,803.15
Printing and mailing costs	$[•]
Accounting fees	$[•]
Paying agent fees and expenses	$[•]
Total	$[•]
It is also expected that Merger Sub and/or Holdco will incur approximately $[•] of financing costs, legal fees and other advisory fees.
Litigation Relating to the Merger
Two lawsuits challenging the Merger Proposal have been filed in the Supreme Court of the State of New York, New York County. The first action was filed on January 20, 2021, captioned Canh v. Watford Holdings Ltd., et al., No. 650415/2021 (N.Y. Sup. Ct.) (the “Canh Action”). The second action was filed on January 25, 2021, captioned Ciccotelli v. Watford Holdings Ltd., et al., No.650544/2021 (N.Y. Sup. Ct.) (the “Ciccotelli Action”). Both lawsuits name the Company and the Company’s directors as defendants.
The Canh Action is a putative shareholder class action. The plaintiff claims to be a shareholder of the Company. He asserts that the Company’s directors breached their fiduciary duties in connection with the Merger Proposal by, among other things, (i) agreeing to the merger and allegedly failing to obtain maximum value for the Company in connection therewith; and (ii) allegedly failing to disclose certain purportedly material information relating to the merger. The plaintiff alleges that the Company aided and abetted the directors’ purported breaches of fiduciary duty. The plaintiff seeks, among other relief: (i) an injunction barring the merger and ordering the Company’s directors to obtain an un-specified different transaction “in the best interest” of the Company and its shareholders; (ii) rescission or rescissory damages in the event the merger is consummated; (iii) a declaration that the directors have breached their fiduciary duties; (iv) an order directing the Company and its directors to account for damages; and (v) costs and fees in connection with the lawsuit.
The Ciccotelli Action is brought solely on behalf of the named plaintiff, who claims to be a shareholder of the Company. The plaintiff asserts that the Company’s directors breached their fiduciary duties by allegedly failing to disclose certain purportedly material information relating to the merger. The plaintiff alleges that the Company aided and abetted the directors’ purported breaches of fiduciary duty. The plaintiff seeks, among other relief: (i) a preliminary and permanent injunction barring the merger and directing the defendants to disseminate additional information relating to the merger; (ii) rescission or rescissory damages in the event the merger is consummated; (iii) a declaration that the directors have breached their fiduciary duties; and (iv) costs and fees in connection with the lawsuit.
Other potential plaintiffs may also file additional lawsuits challenging the merger. The outcome of Canh Action, the Ciccotelli Action, and any additional future litigation is uncertain. Such litigation, if not resolved, could prevent or delay completion of the merger and result in substantial costs to the Company, including any costs associated with the indemnification of directors and officers. One of the conditions to the closing of the merger is the absence of any law, injunction or order by any governmental entity enjoining or otherwise prohibiting the consummation of the merger. Therefore, if a plaintiff were successful in obtaining an injunction prohibiting the consummation of the merger on the agreed-upon terms, then such injunction may prevent the merger from being completed, or from being completed within the expected timeframe. The defense or settlement of any lawsuit or claim that remains unresolved at the time the merger is completed may adversely affect the Company’s business, financial condition, results of operations and cash flows.

CAUTIONARY STATEMENT CONCERNING FORWARD-LOOKING INFORMATION
This proxy statement, and the documents incorporated by reference in this proxy statement, include “forward-looking statements” that reflect the Company’s current views as to future events and financial performance with respect to its operations, the expected completion and timing of the merger and other information relating to the merger. These statements can be identified by the fact that they do not relate strictly to historical or current facts. There are forward-looking statements throughout this proxy statement, including under the headings, among others, “Summary Term Sheet”, “Questions and Answers About the Special General Meeting and the Merger”, “The Special General Meeting”, “Special Factors” (including, in particular, the financial projections included under “Special Factors—Projected Financial Information”), and “Important Information Regarding the Company”, and in statements containing the words “aim,” “anticipate,” “are confident,” “believe,” “estimate,” “expect,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “should,” “will” and other words and terms of similar meaning in conjunction with a discussion of future operating or financial performance or other future events or trends.
You should be aware that forward-looking statements involve known and unknown risks, uncertainties, assumptions and contingencies. Although we believe that the expectations reflected in these forward-looking statements are reasonable, we cannot assure you that the actual results or developments we anticipate will be realized, or, even if realized, that they will have the expected effects on the business or operations of the Company. These forward-looking statements speak only as of the date on which the statements were made and we undertake no obligation to update or revise any forward-looking statements made in this proxy statement or elsewhere as a result of new information, future events or otherwise, except as required by law. In addition to other factors and matters referred to or incorporated by reference in this document, we believe the following factors could cause actual results to differ materially from those discussed in the forward-looking statements:
•	the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement;
•	the outcome of any legal proceedings that have been or may be instituted against the Company or others relating to the Merger Agreement;
•
the inability to complete the merger because of the failure to receive, on a timely basis or otherwise, the required approvals by Company shareholders or governmental or regulatory agencies in connection with the proposed merger;

•	the risk that a condition to closing of the merger may not be satisfied;
•	the failure of the merger to close for any other reason;
•	the risk that the pendency of the merger disrupts current plans and operations and potential difficulties in employee retention as a result of the pendency of the merger;
•	the effect of the announcement of the merger on our business relationships, operating results and business generally;
•	the amount of the costs, fees, expenses and charges related to the merger;
and other risks detailed in our filings with the SEC, including our 2019 Annual Report on Form 10-K and Quarterly Report on Form 10-Q for the fiscal quarter ended September 30, 2020. See “Where You Can Find Additional Information” beginning on page [116]. Many of the factors that will determine our future results are beyond our ability to control or predict. In light of the significant uncertainties inherent in the forward-looking statements contained herein, readers should not place undue reliance on forward-looking statements, which reflect management’s views only as of the date hereof. We cannot guarantee any future results, levels of activity, performance or achievements.

THE PARTIES TO THE MERGER AND THEIR PRINCIPAL AFFILIATES
Watford Holdings Ltd.
Watford Holdings Ltd. is a Bermuda exempted company that was formed in 2013. Watford is a global property and casualty (“P&C”) insurance and reinsurance company with approximately $1.1 billion in capital as of September 30, 2020 and with operations in Bermuda, the United States and Europe. For information about the Company, see “Important Information Regarding the Company—Company Background” beginning on page [93] and “Where You Can Find Additional Information” beginning on page [116].
Arch Capital Group Ltd. and Certain Affiliates
Arch Capital Group Ltd., a Bermuda exempted company limited by shares (“ACGL” or “Arch”), with approximately $15.2 billion in capital at September 30, 2020, provides insurance, reinsurance and mortgage insurance on a worldwide basis through its wholly-owned subsidiaries. Certain of Arch’s subsidiaries manage Watford’s insurance and reinsurance underwriting operations and part of Watford’s investment grade portfolio. Arch Reinsurance Ltd., a Bermuda exempted company limited by shares (“ARL” or “Arch Re Bermuda”), is a wholly owned direct subsidiary of ACGL. ARL owns 2,500,000 shares (or approximately 12.6%) of Watford’s outstanding common shares. Gulf Reinsurance Limited, a company limited by shares incorporated in the United Arab Emirates (“Gulf Re”), is a wholly owned indirect subsidiary of ACGL. Gulf Re owns 141,985 shares (or approximately 6.6%) of Watford’s outstanding preference shares. The registered offices of ACGL and ARL are located at Clarendon House, 2 Church Street, Hamilton HM 11, Bermuda. The registered offices of Gulf Re are located at Unit 304, Level 3, Park Towers, Dubai International Financial Centre, Dubai, 506766, United Arab Emirates.
For more information, see “Important Information Regarding the Arch Filing Persons” beginning on page [100].
Greysbridge Ltd.
Greysbridge Ltd. (“Merger Sub”), a newly formed Bermuda exempted company limited by shares and a wholly-owned direct subsidiary of ACGL, has been organized by ACGL for the sole purpose of facilitating the merger. Merger Sub has not engaged in any business other than in connection with the merger. Merger Sub’s corporate existence will terminate upon consummation of the merger. The registered office of Merger Sub is c/o Carey Olsen Services Bermuda Limited, 2nd Floor, Atlantic House, 11 Par-la-Ville Road, Hamilton HM 11, Bermuda.
For more information, see “Important Information Regarding the Arch Filing Persons” beginning on page [100].
Greysbridge Holdings Ltd.
Greysbridge Holdings Ltd. (“Holdco”), a newly formed Bermuda exempted company limited by shares and a wholly-owned indirect subsidiary of ACGL, has been organized by ACGL for the purpose of facilitating the merger and other related transactions. Arch has assigned its rights under the Merger Agreement to Holdco, however, as provided in the Merger Agreement, Arch remains contractually responsible for the performance of its obligations under the Merger Agreement. Holdco has not engaged in any business other than in connection with the merger and related transactions. The registered office of Holdco is c/o Carey Olsen Services Bermuda Limited, 2nd Floor, Atlantic House, 11 Par-la-Ville Road, Hamilton HM 11, Bermuda.
For more information, see “Important Information Regarding the Arch Filing Persons” beginning on page [100].
Kelso & Company LLC
Kelso is a leading private equity firm focused on the North American middle market. Since 1980, Kelso has invested approximately $14 billion of equity capital in over 125 transactions. Kelso’s principal executive offices are located at 320 Park Avenue, New York, NY 10022.
For more information, see “Important Information Regarding the Kelso Filing Persons” beginning on page [106].
Warburg Pincus LLC
Warburg Pincus is a leading global private equity firm focused on growth investing. The firm has more than $56 billion in private equity assets under management. Warburg Pincus’ principal executive offices are located at 450 Lexington Avenue, New York, NY 10017.
For more information, see “Important Information Regarding the Warburg Pincus Filing Persons” beginning on page [109].

THE SPECIAL GENERAL MEETING
Date, Time and Place
This proxy statement is being furnished to the Company’s shareholders as part of the solicitation of proxies by the Board of Directors for use at the special general meeting, which will be held at Watford’s offices located at 100 Pitts Bay Road, 1st Floor, Pembroke HM 08, Bermuda, on [•], 2021, starting at [•] Atlantic time, or at any adjournments or postponements thereof.
The purpose of the special general meeting is for the Company’s holders of common shares and preference shares to consider and vote upon the adoption of the Merger Agreement and the Statutory Merger Agreement and approval of the merger and other related transactions contemplated thereby. Copies of the Initial Merger Agreement, Amendment No. 1 and the Statutory Merger Agreement are attached to this proxy statement as Annex A. This proxy statement and the enclosed form of proxy are first being mailed to the Company’s shareholders on or about [•], 2021.
In addition, in accordance with Section 14A of the Exchange Act, the Company is providing its holders of common shares with the opportunity to cast an advisory (non-binding) vote on the compensation that may be payable to its named executive officers in connection with the merger, the value of which is disclosed in the table in the section of the proxy statement entitled “Special Factors—Interests of the Company’s Directors and Executive Officers in the Merger—Merger Related Compensation” beginning on page [56]. The advisory (non-binding) vote on executive compensation payable in connection with the merger is a vote separate and apart from the vote to approve the merger. Accordingly, a holder of common shares may vote to approve the Compensation Advisory Proposal and vote not to approve the Merger Proposal, or vice versa. Because the Compensation Advisory Proposal is advisory in nature only, it will not be binding on any of the Company, Holdco or the surviving company. Accordingly, because the Company is contractually obligated to pay the compensation even if shareholders do not approve the Compensation Advisory Proposal, the compensation will become payable by the surviving company if the merger closes, subject only to the conditions applicable thereto, regardless of the outcome of the vote on the Compensation Advisory Proposal.
Record Date and Quorum
The holders of record of common shares and preference shares as of the close of business on [•], 2021 (the record date for the determination of shareholders entitled to notice of and to vote at the special general meeting) are entitled to receive notice of and to vote at the special general meeting. As of the record date, there were [19,886,979] common shares issued and outstanding and [2,145,202] preference shares issued and outstanding.
The presence of two or more persons at the start of the special general meeting and representing, in the aggregate, in person or by proxy, in excess of 50% of the total voting rights of all issued and outstanding common and preference shares in the Company will form a quorum for the transaction of business. If a quorum is not present, the special general meeting may be adjourned from time to time until a quorum is obtained. Abstentions and broker non-votes are counted as present for determining whether a quorum exists. A broker non-vote occurs when a bank, broker or other intermediary holding shares for a beneficial owner (a “custodian”) does not vote on a particular proposal because the custodian does not have discretionary voting power for that particular proposal and has not received instructions from the beneficial owner as to how the shares should be voted. The Company has been advised that the New York Stock Exchange’s rules, which apply to banks, brokers and other member organizations, do not permit custodians that are subject to those rules to exercise discretionary voting authority with respect to any of the proposals to be voted on at the special general meeting. Accordingly, if any beneficial owner of common shares or preference shares fails to instruct the custodian of those shares as to how the shares should be voted, those shares may not be voted at the special general meeting.
Required Shareholder Votes for the Merger
The approval of the Merger Proposal requires the affirmative votes of not less than 50% of the total voting rights of all issued and outstanding common shares and preference shares, voting as a single class, in accordance with the Company’s bye-laws. The approval of the Merger Proposal is a condition to the parties’ obligations to consummate the merger.
The approval of the Compensation Advisory Proposal requires the affirmative vote of a majority of the votes cast by holders of common shares present in person or represented by proxy and entitled to vote at the special general meeting in accordance with Company’s bye-laws.

The approval of the Adjournment Proposal requires the affirmative vote of a majority of the votes cast by holders of common shares and preference shares, voting as a single class, present in person or represented by proxy and entitled to vote at the special general meeting in accordance with Company’s bye-laws.
Common shares carry one vote per share and preference shares carry one vote per share.
Pursuant to the Arch Voting and Support Agreement, the Arch Parties agreed, subject to certain conditions, to vote all common shares and preference shares beneficially owned by them in favor of the Merger Proposal. Pursuant to the Enstar Voting and Support Agreement, Enstar and Cavello agreed (among other things) that Cavello will vote its common shares in favor of the Merger Proposal. For more information, see “Voting and Support Agreements” beginning on page [90].
Abstentions and Broker Non-Votes
If a shareholder holds shares through a broker, bank or other nominee, generally that holder may vote its shares in accordance with instructions received. If a shareholder does not give instructions to the holder, the holder can vote its shares with respect to “discretionary” or routine proposals. Such a holder cannot vote shares with respect to “non-discretionary” proposals for which a shareholder has not given instruction. It is expected that all proposals to be voted on at the special general meeting are considered “non-discretionary” proposals which your broker, bank or other nominee cannot vote on your behalf, resulting in a “broker non-vote.”
Abstentions and “broker non-votes” will be counted toward the presence of a quorum at the special general meeting. Abstentions and “broker non-votes” will not be considered votes cast on any proposal brought before the special general meeting. Because the vote required to approve the Merger Proposal at the special general meeting is the affirmative vote of shares carrying not less than 50% of the total voting rights of all issued and outstanding common shares and preference shares, voting together as a single class assuming a quorum is present, an abstention or a “broker non-vote” with respect to the Merger Proposal at the special general meeting will have the effect of a vote against the Merger Proposal. Because (i) the vote required to approve the Compensation Advisory Proposal at the special general meeting is the affirmative vote of a majority of the votes cast by holders of outstanding common shares present in person or represented by proxy and entitled to vote at the special general meeting or any adjournment thereof assuming a quorum is present and (ii) the vote required to approve the Adjournment Proposal at the special general meeting is the affirmative vote of a majority of the votes cast by holders of outstanding common shares and preference shares, voting as a single class, present in person or represented by proxy and entitled to vote at the special general meeting or any adjournment thereof assuming a quorum is present, an abstention or a “broker non-vote” with respect to either of those proposals at the special general meeting will not have the effect of a vote for or against the applicable proposal, but will reduce the number of votes cast and therefore increase the relative influence of those shareholders who do vote.
Voting; Proxies; Revocation
You may submit your proxy with voting instructions by any one of the following means:
Submit a Proxy by Internet or Telephone
To submit your proxy on the Internet, go to the website listed on your applicable proxy card or voting instruction card and follow the instructions there. You will need the control number included on your proxy card or voting instruction form.
To submit your proxy by telephone, you should dial the number listed on your applicable proxy card or your voting instruction form. You will need the control number included on your proxy card or voting instruction form.
Telephone and Internet voting facilities for shareholders of record will be available 24 hours a day, and will close at 11:59 p.m., Atlantic time, on [•], 2021. The availability of telephone and Internet voting for beneficial owners will depend on the voting processes of your broker, bank or other holder of record. Therefore, we recommend that you follow the voting instructions in the materials you receive. If you submit your proxy by telephone or on the Internet, you do not have to return your proxy card, voter instruction form or Notice of Internet Availability of Proxy Materials.
By Mail
Complete and sign your applicable proxy card or voting instruction card and mail it using the enclosed, prepaid envelope.

In Person, at the Special General Meeting
The Company intends to hold the special general meeting in person. Shares held directly in your name as the shareholder of record may be voted in person at the special general meeting. If you choose to vote your shares in person at the special general meeting, please bring proof of identification, such as a driver’s license or passport. Even if you plan to attend the special general meeting, the Company recommends that you vote your shares in advance as described above so that your vote will be counted if you later decide not to attend the special general meeting. Although you will be entitled to attend the special general meeting and vote in person, in light of the rapidly changing COVID-19 pandemic, attendance in person may be discouraged or prohibited by government regulations or action or based on general health and safety considerations. Your vote is important and the Company encourages you to vote your shares by proxy as soon as possible prior to the special general meeting. The Company expects that, if it is prevented by governmental action from holding the special general meeting in person, the Company will postpone the special general meeting. See “—Submit a Proxy by Internet or Telephone” and “—By Mail” above for more information.
Revocation of Proxies
Any shareholder returning a proxy may revoke it at any time before the proxy is exercised by filing with the Secretary of the Company either a notice of revocation or a duly executed proxy bearing a later date. The powers of the proxy holders will be suspended if you attend the special general meeting in person and so request, although attendance at the special general meeting will not by itself revoke a previously granted proxy. Any proxy not revoked will be voted as specified by the shareholder. If no choice is indicated, a proxy will be voted in accordance with the Board of Directors’ recommendations.
Adjournments and Postponements
The special general meeting may be adjourned or postponed for the purpose of soliciting additional proxies if there are insufficient votes at the time of the special general meeting to approve the Merger Proposal. Under the Merger Agreement, the special general meeting may not be postponed or adjourned without the consent of Holdco, such consent not to be unreasonably withheld, except that no such consent is required if the Company reasonably believes that (x) such postponement is necessary to ensure that any required supplement to this proxy statement or the Schedule 13E-3 is provided to the holders of common shares and preference shares within a reasonable amount of time in advance of the special general meeting or (y) there will be an insufficient number of common shares and preference shares present (either in person or by proxy) to constitute a quorum necessary to conduct the business of the special general meeting or (z) there will be an insufficient number of proxies to obtain shareholder approval of the Merger Proposal; provided that the postponed or adjourned special general meeting cannot be scheduled after the date that is five business days before the end date under the Merger Agreement. If there is present, in person or by proxy, sufficient favorable voting power to secure the vote of the shareholders of the Company necessary to approve the Merger Proposal, the Company does not anticipate that it will adjourn or postpone the special general meeting. Any signed proxies received by the Company in which no voting instructions are provided on the Adjournment Proposal will be voted in favor of adjournment, if such proposal is introduced at the special general meeting.
Solicitation of Proxies
This proxy statement is sent on behalf of, and the proxies are being solicited by, the Board of Directors. We will bear all costs of this solicitation of proxies. In addition to solicitations by mail, the Company’s directors, officers and regular employees, without additional remuneration, may solicit proxies by telephone, telecopy, email and personal interviews. We will request brokers, custodians and other fiduciaries to forward proxy-soliciting materials to the beneficial owners of common shares they hold of record. We will reimburse them for their reasonable out-of-pocket expenses incurred in connection with the distribution of the proxy materials. We have also engaged D.F. King & Co., Inc. to assist the Company in the solicitation of proxies for an anticipated fee of $9,000, and have agreed to reimburse D.F. King & Co., Inc. for reasonable out-of-pocket expenses incurred in connection with the proxy solicitation and to indemnify D.F. King & Co., Inc. against certain losses, costs and expenses.

THE MERGER AGREEMENT
The following is a summary of the material provisions of the Merger Agreement. A copy of the Merger Agreement is attached to this proxy statement as Annex A and is incorporated by reference into this proxy statement. We encourage you to read carefully the Merger Agreement in its entirety, as the rights and obligations of the parties to the Merger Agreement are governed by the express terms of the Merger Agreement and not by this summary or any other information contained in this proxy statement. In addition, you should read “Voting and Support Agreements” beginning on page [90], which summarizes the Arch Voting and Support Agreement and the Enstar Voting and Support Agreement, as certain provisions of these agreements relate to certain provisions of the Merger Agreement. Copies of the Arch Voting and Support Agreement and the Enstar Voting and Support Agreement are attached to this proxy statement as Annex B and Annex C, respectively, and are incorporated by reference into this proxy statement.
Explanatory Note Regarding the Merger Agreement
The following summary of the Merger Agreement and the copies of the Initial Merger Agreement and Amendment No. 1 to the Merger Agreement that are attached as Annex A to this proxy statement are intended to provide information regarding the terms of the Merger Agreement. The Merger Agreement contains representations and warranties by the Company, Arch and Merger Sub, which were made for purposes of that agreement and as of specified dates. The representations, warranties and covenants of the Company, Arch and Merger Sub contained in the Merger Agreement:
•
have been qualified by matters specifically disclosed in the Company’s filings with the SEC after January 1, 2018 and prior to the date of the Merger Agreement, in each case excluding any disclosures contained in any “risk factor” or “forward looking statements” sections of the Company’s filings with the SEC or that otherwise comprise forward-looking statements, statements of risk, or are cautionary or predictive in nature;

•	are subject to materiality qualifications contained in the Merger Agreement which may differ from what may be viewed as material by investors;
•
were made only as of the date of the Merger Agreement or, with respect to certain representations, in the event the closing occurs, as of the date of the closing, or such other date as is specified in the Merger Agreement;

•
may be subject to important qualifications, limitations and supplemental information agreed to by the Company, Arch and Merger Sub in connection with negotiating the terms of the Merger Agreement, including certain qualifications, limitations and supplemental information disclosed in the confidential disclosure letters to the Merger Agreement; and

•	have been included in the Merger Agreement for the purpose of allocating risk between the contracting parties.
In reviewing the representations, warranties and covenants contained in the Merger Agreement or any description thereof in this summary, it is important to bear in mind that such representations, warranties, covenants and agreements or any descriptions were not intended by the parties to the Merger Agreement to be characterizations of the actual state of facts or condition of the Company, Arch and Merger Sub or any of their respective subsidiaries, affiliates or businesses except as expressly stated in the Merger Agreement. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures. The Merger Agreement and the description of the Merger Agreement in this proxy statement should not be read alone, but should instead be read in conjunction with the other information contained in this proxy statement and other information regarding the Company that is or will be contained in, or incorporated by reference into, the Company’s filings with the SEC.
The description of the Merger Agreement below does not purport to describe all of the terms of that agreement, and is qualified in its entirety by reference to the full text of the Initial Merger Agreement and Amendment No. 1, copies of which are attached as Annex A and are incorporated in this proxy statement by reference.
Additional information about the Company may be found elsewhere in this proxy statement and in the Company’s other public filings. See “Where You Can Find Additional Information” beginning on page [116].

Parties to the Merger
The parties to the Merger Agreement are the Company, Arch and Merger Sub. Arch has assigned its rights under the Merger Agreement to Holdco; however, as provided in the Merger Agreement, Arch remains contractually responsible for the performance of its obligations under the Merger Agreement.
Structure of the Merger
At the effective time of the merger, Merger Sub will be merged with and into the Company, and the separate corporate existence of Merger Sub will cease. The Company will continue as the surviving company in the merger.
At the effective time of the merger, the memorandum of association and bye-laws of the surviving company shall, by virtue of the merger and without any further action, be in the form of the memorandum of association and bye-laws of the Company until thereafter changed or amended as provided therein or by applicable law.
Completion of the Merger
The closing of the merger will take place on a date to be specified by the Company and Holdco, which will be within three business days following the satisfaction or (to the extent permitted by law) waiver by the party or parties entitled to the benefits thereof of the conditions set forth in the Merger Agreement (other than those conditions that by their nature are to be satisfied at the closing of the merger, but subject to the satisfaction or (to the extent permitted by law) waiver of those conditions), or at such other time and date as may be agreed in writing between the Company and Holdco; provided that if all of the conditions to closing have been satisfied or waived (other than those conditions that by their nature are to be satisfied at the closing) except for the Non-Investment Grade Portfolio Loss Condition, the Company may elect at any time, or from time to time, during the three months following the Extended Condition Date, deliver another certificate setting forth the Non-Investment Grade Portfolio Loss with a view to satisfying the Non-Investment Grade Portfolio Loss Condition before the expiration of the Extended Condition Date. The merger will become effective on the date shown in the certificate of merger with respect to the merger issued by the Registrar of Companies in Bermuda.
Conditions to the Merger
The respective obligation of each party to effect the merger is subject to the satisfaction or, to the extent permitted by law, waiver at or prior to the closing of the following conditions:
•
approval and adoption of the Merger Proposal by the affirmative votes of shares carrying not less than 50% of the total voting rights of all issued and outstanding common shares and preference shares, voting together as a single class at the special general meeting at which a quorum is present (the “Company Shareholder Approval”);

•
the expiration or termination of any waiting period under the HSR Act, the receipt of pre-clearance or similar approvals under the antitrust or competition laws of certain other jurisdictions, the receipt of regulatory clearances required under other applicable laws including laws regulating insurance companies, without the imposition of “Burdensome Conditions” (as defined in the Merger Agreement) and all such required regulatory approvals being in full force and effect (the “Required Regulatory Approvals Condition”); and

•
no applicable law and no order, writ, assessment, decision, injunction, decree, ruling, or judgment of a governmental entity or arbitrator, whether temporary, preliminary, or permanent, will be in effect that prevents, makes illegal or prohibits the consummation of the merger and the other transactions contemplated by the Merger Agreement (the “Absence of Legal Restraints Condition”).

The obligations of the Company to consummate the merger are further subject to the satisfaction or, to the extent permitted by law, waiver at or prior to the closing of the following conditions:
•
the representations and warranties of Arch and Merger Sub related to Arch’s and Merger Sub’s organization, standing and power; and authority, execution, delivery and enforceability shall be true and correct in all respects as of the closing as if made at and as of such time (except to the extent expressly made as of an earlier date, in which case as of such earlier date);

•
the other representations and warranties of Arch and Merger Sub shall be true and correct in all respects (without giving effect to any limitation as to “material,” “materiality,” “in all material respects,” “in any material respect,” “material adverse effect” or “Parent Material Adverse Effect” set forth therein) as of the closing as if made at and as of such time (except to the extent expressly made as of an earlier date, in which case as of such earlier date), except where the failure of such representations and warranties to be true and correct, individually or in the aggregate, has not had and would not reasonably be expected to have a Parent Material Adverse Effect; (together with the first bullet this paragraph, the “Arch Representation Condition”);
•
Arch and Merger Sub shall have performed in all material respects all obligations, and complied in all material respects with the agreements and covenants, required to be performed by or complied with by them under the Merger Agreement at or prior to the closing of the merger (the “Arch Covenant Condition”); and

•
Arch shall have delivered to the Company a certificate, dated as of the closing date of the merger and signed by an authorized officer of Arch, certifying to Arch’s compliance with the above described conditions.

The obligations of Arch and Merger Sub to consummate the merger are further subject to the satisfaction or, to the extent permitted by law, waiver at or prior to the closing of the following conditions:
•
the representations and warranties of the Company related to the Company’s organization, standing and power; authorized and outstanding share capital; authority, execution, delivery and enforceability; anti-takeover provisions; and brokers’ fees and expenses shall be true and correct in all respects when made and as of the closing as if made at and as of such time (except to the extent expressly made as of an earlier date, in which case as of such earlier date and, with respect to the representations and warranties related to outstanding share capital, except for any de minimis inaccuracies in the numbers of outstanding shares referred to therein);

•
the other representations and warranties of the Company contained in the Merger Agreement shall be true and correct (without giving effect to any limitation as to “material,” “materiality,” “in all material respects,” “in any material respect,” “material adverse effect” or “Company Material Adverse Effect” set forth therein) as of the closing as if made at and as of such time (except to the extent expressly made as of an earlier date, in which case as of such earlier date), except where the failure of such representations and warranties to be true and correct, individually or in the aggregate, has not had and would not reasonably be expected to have a Company Material Adverse Effect; (together with the first and second bullets of this paragraph, the “Company Representation Condition”);

•
the Company shall have performed in all material respects all obligations, and complied in all material respects with the agreements and covenants, required to be performed by or complied with by it under the Merger Agreement at or prior to the closing of the merger (the “Company Covenant Condition”);

•
the Company shall have delivered to Holdco a certificate, dated as of the closing date of the merger and signed by its Chief Executive Officer or Chief Financial Officer, certifying to the Company’s compliance with the above described conditions;

•
since the date of the Merger Agreement, there shall not have occurred any circumstance, occurrence, effect, change, event or development that has had or would reasonably be expected to have a Company Material Adverse Effect; and

•
the net investment loss (defined as net interest income plus realized and unrealized losses (if any) and net of realized and unrealized gains (if any)) on the Company’s non-investment grade portfolio between September 30, 2020 and the date that is two business days prior to the closing date must be less than $208 million.

Effect of the Merger on the Shares of the Company and Merger Sub
Subject to the provisions of the Merger Agreement, at the effective time of the merger, (i) each of the common shares then issued and outstanding immediately prior to the effective time of the merger (other than (x) shares to be canceled pursuant to the Merger Agreement and (y) restricted share units to be canceled and exchanged pursuant to the Merger Agreement) will be converted into the right to receive the Merger Consideration and (ii) each of the preference shares then issued and outstanding immediately prior to the effective time of the merger will continue as a preference share of the surviving company and will be entitled to the same dividend and other relative rights, preferences, limitations and restrictions as are now provided to the preference shares. All such common shares, when so converted, will no longer be issued and outstanding and will automatically be canceled and will cease to exist, and each holder of a share certificate (or evidence of shares in book-entry form) that immediately prior to the effective time of the merger represented any such common shares will cease to have any rights with respect thereto, except the right to receive the Merger Consideration.
Each of Holdco, the Company, the surviving company and the paying agent (without duplication) will be entitled to deduct and withhold from any amounts payable to any person pursuant to the Merger Agreement such amounts as are required to be deducted and withheld with respect to the making of such payment under applicable law. Amounts so withheld and paid over to the appropriate taxing authority will be treated for all purposes of the Merger Agreement as having been paid to the person in respect of which such deduction or withholding was made.
Dissenters’ Rights of Appraisal
At the effective time of the merger, all common shares and preference shares of the Company held by a holder who, as of the effective time, (i) did not vote in favor of the merger, (ii) complied with all of the provisions of the Bermuda Companies Act concerning the right of holders of common shares or preference shares, as the case may be, to require appraisal of their common shares or preference shares, as the case may be, pursuant to the Bermuda Companies Act and (iii) did not fail to exercise such right or did not deliver an appraisal withdrawal (the “dissenting shares”), will (x) in the case of dissenting shares that are common shares, automatically be canceled and, unless otherwise required by applicable law, converted into the right to receive the Merger Consideration, or (y) in the case of dissenting shares that are preference shares, continue as preference shares of the surviving company, in each case pursuant to the Merger Agreement. Any holder of dissenting shares will, in the event that the fair value of a dissenting share as appraised by the Supreme Court of Bermuda under Section 106(6) of the Bermuda Companies Act (the “appraised fair value”) is greater than, in the case of common shares, the Merger Consideration or, in the case of preference shares, the value of their preference shares in the surviving company, be entitled to receive such difference from the surviving company by payment made within one month after such appraised fair value is finally determined pursuant to such appraisal procedure. In the event that a holder fails to exercise any right to appraisal within one month of the date the notice convening the Company Shareholders Meeting has been given, effectively withdraws or otherwise waives any right to appraisal, such holder will have no other rights with respect to such dissenting shares other than the right to receive, in the case of common shares, the Merger Consideration or, in the case of preference shares, preference shares in the surviving company, in each case pursuant to the Merger Agreement.
Treatment of Company Equity Awards
Effective immediately prior to the effective time of the merger:
•
each then outstanding performance-based RSU will become fully vested with vesting of any performance-based RSUs vesting as if performance goals had been achieved at target level and be canceled in exchange for the right of the holder thereof to receive a single lump sum cash payment, without interest, equal to (A) the Merger Consideration, less (B) any applicable withholding for taxes; and

•
each then outstanding time-based RSU will become fully vested and be canceled in exchange for the right of the holder thereof to receive a single lump sum cash payment, without interest, equal to (A) the Merger Consideration, less (B) any applicable withholding for taxes.

Such payments will be paid through the payroll of the surviving company or its affiliates on or as soon as practicable after the closing date and in no event later than five business days following the closing date.
Exchange and Payment Procedures for the Common Shares in the Merger
As promptly as reasonably practicable after the effective time of the merger and in any event within three business days after the effective time of the merger, Holdco will cause the paying agent to mail, or otherwise provide in the case of book-entry shares, to each holder of record of common shares whose common shares were converted into the right to receive the Merger Consideration (i) a form of letter of transmittal and (ii) instructions for effecting the surrender of book-entry shares or share certificates in exchange for the Merger Consideration.
You will not be entitled to receive the Merger Consideration until you surrender your certificates (or effective affidavit of loss in lieu thereof) or evidence of book-entry shares to the paying agent, together with a properly completed and duly executed letter of transmittal and any other documents as reasonably may be required by the paying agent. If a transfer of ownership of shares is not registered in the transfer records of the Company, the Merger

Consideration may be paid to the transferee if the stock certificate formerly representing the shares is presented to the paying agent accompanied by all documents required to evidence and effect the transfer and to evidence that any applicable stock transfer taxes have been paid. No interest will be paid or accrued on the cash payable upon surrender of the certificates or evidence of book-entry shares.
Any portion of the Merger Consideration deposited with the paying agent that remains undistributed to holders of common shares one year after the effective time of the merger will be delivered to Holdco. Former holders of common shares who have not complied with the above-described exchange and payment procedures may thereafter only look to Holdco for payment of its claim for the Merger Consideration. None of the Company, Holdco, Merger Sub or the paying agent will be liable to any person for any portion of the payment fund delivered to a public official pursuant to any applicable abandoned property, escheat or similar law.
If any certificate formerly representing common shares is lost, stolen or destroyed, the paying agent will issue the Merger Consideration deliverable in respect of, and in exchange for, such lost, stolen or destroyed certificate only upon the making of an affidavit of such loss, theft or destruction by the person claiming such certificate to be lost, stolen or destroyed.
These procedures will be described in the letter of transmittal that you will receive, which you should read carefully in its entirety.
Representations and Warranties
Company Representations and Warranties
In the Merger Agreement, the Company makes certain representations to Holdco and Merger Sub with respect to itself and its subsidiaries that are subject, in some cases, to specified exceptions and qualifications contained in the Merger Agreement or in the Company disclosure letter delivered in connection therewith. These include representations and warranties relating to, among other things:
•	corporate organization, existence and good standing, including with respect to the Company’s subsidiaries;
•	ownership of the Company’s subsidiaries;
•
the capitalization of the Company, including in particular the number of common shares, preference shares, common shares reserved and available for the grant of future awards pursuant to the 2018 Incentive Plan, common shares issuable upon the vesting or settlement of outstanding performance-based RSUs (assuming achievement of the applicable performance metrics at the maximum level of performance) and common shares issuable upon the vesting or settlement of outstanding time-based RSUs;

•	corporate power and authority to enter into the Merger Agreement and the Statutory Merger Agreement and to consummate the transactions contemplated by such agreements;
•	subject to the ability to make an adverse recommendation change, the approval of, and recommendation by, the Board of Directors in favor of the Merger Proposal;
•	required regulatory filings and authorizations, consents or approvals of government entities and consents or approvals required of other third parties;
•	the accuracy of the Company’s filings with the SEC and of the financial statements included in the SEC filings and the absence of certain undisclosed liabilities of the Company and its subsidiaries;
•	matters relating to information to be included in required filings with the SEC in connection with the merger;
•
the operation of the business of the Company and its subsidiaries in all material respects in the ordinary course consistent with past practice and the absence of any Company Material Adverse Effect with respect to the Company since June 30, 2020 to the date of the Merger Agreement;

•	the filing of tax returns, the payment of taxes and other tax matters related to the Company and its subsidiaries;
•	the Company’s employee benefit plans;
•	the absence of suits, actions or other proceedings by or before any governmental entity with respect to the Company and its subsidiaries;

•	compliance with anti-bribery laws, sanctions laws and anti-money laundering laws, by the Company and its subsidiaries since January 1, 2016;
•	compliance with laws by the Company and its subsidiaries since January 1, 2018 and there having been no violation of any of the necessary permits and authorizations since January 1, 2018;
•
based on reliance on the information technology, data privacy and cyber security services provided to the Company by Arch, compliance with data privacy laws, compliance with contractual privacy and security standards and obligations, and the absence of data breaches by the Company and its subsidiaries since January 1, 2018;

•	environmental matters and compliance with environmental laws by the Company and its subsidiaries;
•	material contracts of the Company and its subsidiaries and the absence of certain defaults under material contracts;
•	real property that is leased by the Company and its subsidiaries;
•	intellectual property owned, licensed or used by the Company and its subsidiaries;
•	certain labor matters;
•	the inapplicability of anti-takeover provisions of applicable law with respect to the merger;
•
the absence of any broker’s, finder’s, financial advisor’s or other similar fee or commission owed to any broker, investment banker, financial advisor or other person in connection with the merger based upon arrangements made by or on behalf of the Company, other than the fees and expenses to be paid to Morgan Stanley;

•	the receipt by the Board of Directors of an opinion of the Company’s financial advisor;
•	certain insurance matters;
•
the insurance reserves for claims, losses (including incurred, but not reported losses), loss adjustment expenses (whether allocated or unallocated) and earned premiums of each subsidiary of the Company;

•	neither the Company nor any subsidiary of the Company being an “investment company,” as such term is defined in the U.S. Investment Company Act of 1940;
•
excluding Arch and its affiliates, the absence, since January 1, 2018, of any contracts, transactions, arrangements or understandings between the Company and any affiliate (including any director, officer, or employee or any of their respective family members) of the Company or any holder of 5% or more of the Company’s common shares (or any of their respective family members), but not including any wholly-owned subsidiary of the Company or either Arch Shareholder, that would be required to be disclosed pursuant to Item 404 of Regulation S-K promulgated by the SEC in the Company’s Form 10-K or proxy statement pertaining to an annual meeting of shareholders;

•	the conduct of the business of insurance or reinsurance by the Company’s subsidiaries; and
•
since January 1, 2019, the accuracy, and timely filing or submission with the applicable insurance regulator, of annual and quarterly statutory financial statements by each subsidiary of the Company licensed to conduct the business of insurance or reinsurance.

Many of the representations and warranties in the Merger Agreement are qualified by knowledge or materiality qualifications or a “Company material adverse effect” qualification standard.
For purposes of the Merger Agreement, a “Company Material Adverse Effect” means any circumstance, occurrence, effect, change, event or development that, individually or in the aggregate, has had or would reasonably be expected to have a material adverse effect on (a) the business, financial condition or results of operations or assets of the Company and its subsidiaries, taken as a whole, or (b) the ability of the Company to consummate the transactions contemplated by the Merger Agreement prior to the end date. However, for purposes of clause (a) only, any circumstance, occurrence, effect, change, event or development arising from or related to the following will not be taken into account in determining whether a Company Material Adverse Effect has occurred or would be reasonably expected to occur (except, in the case of the first, second, third, fifth, sixth and seventh bullets below, to the extent materially disproportionately affecting the Company and its subsidiaries, taken as a whole, relative to other participants in the industries in which the Company and its subsidiaries conduct their business):
•
conditions generally affecting the economy in any of the countries, markets or geographical areas in which the Company and its subsidiaries operate, or any other national or regional economy or the global economy generally;

•	conditions generally affecting political conditions (or changes in such conditions) in any country or region of the world;
•	declared or undeclared acts of war, cyber-attacks, sabotage or terrorism (including any escalation thereof);
•	natural disasters, epidemics or pandemics as declared by the World Health Organization or the Health and Human Services Secretary of the United States), including the COVID-19 pandemic;
•	changes in the financial, credit, banking or securities markets in any country or region in the world and including changes or developments in or relating to currency exchange or interest rates;
•	changes required by U.S. generally accepted accounting principles or other accounting standards (or interpretations thereof);
•
changes in any applicable laws or other binding directives issued by any governmental entity (or interpretations thereof), including, to the extent relevant to the business of the Company and its subsidiaries, in any legal or regulatory requirement or condition or the regulatory enforcement environment;

•	changes that are generally applicable to the industries in which the Company and its subsidiaries operate;
•
any failure by the Company to meet any internal or published projections, forecasts or revenue or earnings predictions for any period ending on or after the date of the Merger Agreement or any decline in the market price or trading volume of the common shares of the Company or change in its credit ratings (provided that the underlying causes of any such failure, decline or change may be considered in determining whether a Company Material Adverse Effect has occurred to the extent not otherwise excluded by another exception in the Company Material Adverse Effect definition);

•	the announcement or pendency of the transactions contemplated by the Merger Agreement (including as to the identity of the parties thereto);
•	shareholder litigation arising from or relating to the Merger Agreement or the merger;
•	any action required by the terms of the Merger Agreement, or with the prior written consent or at the direction of Holdco;
•
any liability arising from any pending or threatened claim, suit, action, proceeding, investigation or arbitration disclosed to Holdco in the Merger Agreement or in the Company disclosure letter (but only to the extent such liability reasonably could be anticipated based on the substance and content of such disclosure);

•	any decrease in the value of the Non-Investment Grade Portfolio; or
•	any circumstance, occurrence, effect, change, event or development to the extent caused by the provision of any service provided by Arch or its affiliates to the Company and its subsidiaries.
Arch’s and Merger Sub’s Representations and Warranties
In the Merger Agreement, Arch and Merger Sub make certain representations and warranties that are subject, in some cases, to specified exceptions and qualifications contained in the Merger Agreement. The representations and warranties relate to, among other things:
•	corporate organization, existence and good standing;
•	corporate power and authority to enter into the Merger Agreement and the Statutory Merger Agreement and to consummate the transactions contemplated by such agreements;

•	required regulatory filings and authorizations, consents or approvals of government entities and consents or approvals required of other third parties;
•	matters relating to information to be included in required filings with the SEC in connection with the merger;
•
compliance with laws by Arch and its subsidiaries since the date of incorporation of Arch and there having been no violation of any of the necessary permits and authorizations since the date of formation of Arch;

•	the absence of suits, actions or other proceedings by or before any governmental entity with respect to Arch, Merger Sub and their affiliates;
•
the absence of any broker’s, finder’s, financial advisor’s or other similar fee or commission owed to any broker, investment banker, financial advisor or other person in connection with the merger based upon arrangements made by or on behalf of Arch or Merger Sub, other than the fees to be paid to Goldman Sachs;

•	the ownership of Merger Sub and the absence of any business or operations conducted by Merger Sub, other than matters related to the merger;
•	ownership of common shares and preference shares of the Company;
•	sufficiency of cash to pay the aggregate Merger Consideration and all other payments, fees and expenses payable by Arch and Merger Sub pursuant to the Merger Agreement;
•	the solvency of the surviving company following the merger; and
•	acknowledgment by Arch and Merger Sub of the absence of any other representations and warranties of the Company, other than as set forth in the Merger Agreement.
For purposes of the Merger Agreement, a “Parent Material Adverse Effect” means, with respect to Arch or Merger Sub, any circumstance, occurrence, effect, change, event or development that, individually or in the aggregate, is or would be reasonably expected to have a material adverse effect on the ability of Arch or Merger Sub to consummate the transactions contemplated by the Merger Agreement, including by preventing or materially impairing, interfering with, hindering or delaying the consummation thereof.
None of the representations and warranties contained in the Merger Agreement will survive the consummation of the merger.
Conduct of Business Pending the Merger
The Merger Agreement provides that, subject to certain exceptions or unless Holdco provides its prior written consent (which will not be unreasonably withheld, conditioned or delayed), from the date of the Merger Agreement to the effective time of the merger, the Company will, and will cause each of its subsidiaries to, conduct the business of the Company and its subsidiaries in the ordinary course of business consistent with past practice in all material respects.
In addition, the Merger Agreement provides that, subject to certain exceptions or unless Holdco provides its prior written consent (which will not be unreasonably withheld, conditioned or delayed), from the date of the Merger Agreement to the effective time of the merger, the Company will use commercially reasonable efforts to not, and will use commercially reasonable efforts to not cause or permit any of its subsidiaries to:
•	Amend or propose to amend its charter documents, except as may be required by law or the rules and regulations of the SEC or the Nasdaq National Market;
•
other than with respect to regular quarterly dividends required to be paid on the preference shares, declare, set aside or pay any dividends on, or make any other distributions in respect of, any of its share capital, other equity interests or voting securities;

•
split, combine, subdivide or reclassify any of its share capital, other equity interests or voting securities or securities convertible into or exchangeable or exercisable for share capital or other equity interests or voting securities, or issue or authorize the issuance of any other securities in respect of, in lieu of or in substitution for its share capital, other equity interests or voting securities;

•
repurchase, redeem or otherwise acquire, or offer to repurchase, redeem or otherwise acquire, any share capital or voting securities of, or equity interests in, the Company or any of its subsidiaries or any securities of the Company or any of its subsidiaries convertible into or exchangeable or exercisable for share capital or voting securities of, or equity interests in, the Company or any of its subsidiaries, or any warrants, calls, options or other rights to acquire any such share capital, securities or interests;
•
issue, deliver, sell, grant, pledge or otherwise encumber or subject to any lien (other than liens imposed by applicable securities laws) (i) any share capital of the Company or any of its subsidiaries; (ii) any other equity interests or voting securities of the Company or any of its subsidiaries; (iii) any securities convertible into or exchangeable or exercisable for share capital or voting securities of, or other equity interests in, the Company or any of its subsidiaries; (iv) any warrants, calls, options or other rights to acquire any share capital or voting securities of, or other equity interests in, the Company or any of its subsidiaries; (v) any rights issued by the Company or any of its subsidiaries that are linked in any way to the price of any class of share capital of the Company or any share capital of any subsidiary of the Company, the value of the Company, any of the Company’s subsidiaries or any part of the Company or any of its subsidiaries; or (vi) any Company voting debt;

•
make, depart from or adopt any change in any accounting methods, principles or practices of the Company or any of its subsidiaries, other than in the ordinary course of business consistent with past practice and except as may be required by a change in U.S. generally accepted accounting principles, applicable statutory accounting principles prescribed or permitted by the applicable insurance regulator of any Company subsidiary or law (or authoritative interpretations thereof);

•
knowingly take any action, directly or indirectly, that would, or would reasonably be expected to, expose the Company or its subsidiaries to material liability under any applicable anti-corruption law or anti–money laundering law;

•
directly or indirectly (i) acquire or agree to acquire, by merger, consolidation, acquisition of stock or assets, or otherwise, any equity interest in or material business of any person or division thereof or (ii) make any loans, advances or capital contributions to or investments in any person in excess of $500,000;

•
sell, transfer, lease, license, or otherwise dispose of (whether by way of merger, consolidation, sale of stock or assets, or otherwise) or pledge, mortgage, sell and leaseback, encumber or otherwise subject to any lien (other than permitted liens) any material properties or material assets, including the capital stock or other equity interests in any subsidiary of the Company, or any material interests therein;

•
repurchase, prepay or incur indebtedness (including, for the avoidance of doubt, the issuance of any letters of credit) or guarantee any indebtedness of another person, issue or sell any debt securities or options, warrants, calls, or other rights to acquire any debt securities of the Company or any subsidiary of the Company, guarantee any debt securities of another person, enter into any “keep well” or other contract to maintain any financial statement condition of any other person (other than a wholly-owned subsidiary of the Company) or enter into any arrangement having the economic effect of any of the foregoing, except for (i) indebtedness under the Company’s or any subsidiary’s existing credit facilities; or (ii) indebtedness between the Company, on the one hand, and any of its subsidiaries, on the other hand, or between subsidiaries of the Company;

•	institute, settle or compromise any litigation or proceeding involving the payment of monetary damages by the Company or any of its subsidiaries of any amount exceeding $1,000,000 in the aggregate;
•
abandon, allow to lapse, sell, assign, transfer, exclusively license, grant any material security interest in or otherwise encumber or dispose of any intellectual property rights owned by the Company or any of its subsidiaries, or grant any material right or license to any intellectual property rights, other than pursuant to non-exclusive licenses entered into in the ordinary course of business consistent with past practice;

•
make, change or revoke any material tax election, file any amended material tax return, make, change or revoke any tax accounting method, enter into any closing or similar agreement regarding any material tax liability or assessment, enter into, change or revoke any tax sharing obligation, settle or resolve any controversy that relates to a material amount of taxes, consent to any extension or waiver of the limitation period applicable to any material tax audit, assessment or other tax matter, or surrender any right to claim a material tax refund;

•
except as expressly contemplated by the Merger Agreement, materially increase the compensation or benefits payable to any current or former director, officer or employee of the Company or any of its subsidiaries, other than routine increases in the ordinary course of business consistent with past practice; hire, terminate or promote any officers or employees with an annual base salary over $50,000, other than hires or promotions to fill a vacancy in the ordinary course of business consistent with past practice; fund or secure the payment in any way, or accelerate the time of payment, vesting or funding of any compensation or benefits payable to any current or former director, officer or employee of the Company or any of its subsidiaries, other than in the ordinary course of business consistent with past practice, or amend any Company benefit plan or collective bargaining agreement or adopt or enter into any plan, agreement or arrangement that would be a Company benefit plan or collective bargaining agreement if in effect on the date of the Merger Agreement;

•	enter into any material agreement, agreement in principle, letter of intent, memorandum of understanding, or similar contract with respect to any joint venture, strategic partnership, or alliance;
•
terminate or modify in any material respect, or fail to exercise or waive any renewal or other rights with respect to, any material insurance policy or material contract, other than any Company insurance policy or Company reinsurance contract;

•	make or authorize capital expenditures except in the ordinary course of business consistent with past practice, in excess, individually, or in the aggregate, of $1,000,000;
•	adopt any plan of complete or partial liquidation or dissolution, restructuring, recapitalization or reorganization for the Company or any of its subsidiaries;
•	enter into any material new line of business, any class or any market in which the Company and the Company’s subsidiaries do not operate as of the date of the Merger Agreement;
•
modify in any material respect the business plan of any subsidiary of the Company licensed to conduct the business of insurance or reinsurance filed with the applicable insurance regulator as of the date of the Merger Agreement;

•	enter into any agreement or commitment with any applicable insurance regulator other than in the ordinary course of business consistent with past practice;
•	abandon, modify, waive or terminate any material permit; or
•	agree or commit to take any of the foregoing actions described in the bullets above.
Other Covenants and Agreements
Shareholders Meeting
The Merger Agreement requires the Company to take all action necessary to duly call, give notice of, convene and hold a meeting of the Company’s shareholders for the purpose of:
•	seeking the approval of the Merger Proposal by the shareholders of the Company (the “Company Shareholder Approval”); and
•
in accordance with Section 14A of the Exchange Act and the applicable SEC rules issued thereunder, seeking advisory (non-binding) approval of the Compensation Advisory Proposal (such meeting, the “Company Shareholders Meeting”)

as promptly as reasonably practicable after the SEC confirms it has no further comments on this proxy statement and the Schedule 13E-3 and, in connection therewith, the Company will mail the Proxy Statement to the holders of common shares and preference shares in advance of such Company Shareholders Meeting.
The Company agreed to use its reasonable best efforts to (i) cause the Proxy Statement to be mailed to the Company’s shareholders; and (ii) subject to certain limitations described in “The Merger Agreement—Other Covenants and Agreements—No Solicitation; No Adverse Recommendation Change” beginning on page [81], solicit the Company Shareholder Approval and take all other actions reasonably necessary to obtain the Company Shareholder Approval.

No Solicitation; No Adverse Recommendation Change
Except as set forth in certain sections of the Merger Agreement described below, the Merger Agreement provides that the Company will, and will cause each of its subsidiaries, and its and their officers, directors, managers or employees, and will instruct its accountants, consultants, legal counsel, financial advisors and agents and other representatives (with respect to any person, the foregoing persons are referred to as such person’s “representatives”) of the Company or its subsidiaries, to:
•
immediately cease any existing solicitations, discussions or negotiations with any persons that may be ongoing with respect to any alternative proposal or any proposal that could be reasonably expected to result in an “alternative proposal” (as defined below); and

•
from the date of the Merger Agreement until the earlier of the effective time of the merger or the date (if any) on which the Merger Agreement is terminated, not, and not to publicly announce any intention to, directly or indirectly:

•	solicit, initiate, knowingly encourage or facilitate any inquiry, discussion, offer or request that constitutes, or would reasonably be expected to lead to, an alternative proposal (an “inquiry”)
(it being understood and agreed that ministerial acts that are not otherwise prohibited by the Merger Agreement (such as answering unsolicited phone calls) will not be deemed to “facilitate” for purposes of, or otherwise constitute a violation of, the Merger Agreement),
•	furnish non-public information regarding the Company or its subsidiaries to any person in connection with an inquiry or an alternative proposal,
•	enter into, continue or maintain discussions or negotiations with any person with respect to an inquiry or an alternative proposal,
•
otherwise cooperate with or assist or participate in or facilitate any discussions or negotiations regarding, or furnish or cause to be furnished to any person or group any non-public information with respect to, or take any other action to facilitate any inquiries or the making of any proposal that constitutes, or could be reasonably expected to result in, an alternative proposal,

•	approve, agree to, accept, endorse or recommend any alternative proposal,
•	submit to a vote of its shareholders, approve, endorse or recommend any alternative proposal,
•	effect any adverse recommendation change or
•
enter into letter of intent, agreement in principle, term sheet, acquisition agreement, merger agreement, option agreement, joint venture agreement, partnership agreement or other Contract (as such term is defined in the Merger Agreement) or agreement (a “Company acquisition agreement”) relating to any alternative proposal.

Permitted Negotiations
Notwithstanding anything to the contrary in the paragraph immediately above, if the Company or any of its subsidiaries or any of its or their respective representatives receives an unsolicited bona fide written alternative proposal by any person or group at any time before the Company Shareholders Meeting, there has been no material breach of the obligations described in the paragraph immediately above that resulted in such alternative proposal and the Board of Directors (or any committee thereof) has determined, in its good faith judgment (after consultation with the Company’s financial advisors and outside legal counsel), that such alternative proposal constitutes or could reasonably be expected to lead to a “superior proposal” (as defined below) and that the failure to take such action would be inconsistent with the directors’ exercise of their fiduciary duties under applicable law, the Company and its representatives may, prior to the Company Shareholders Meeting:
•
furnish non-public information to and afford access to the business, employees, officers, contracts, properties, assets, books and records of the Company and its subsidiaries to any person in response to such alternative proposal, pursuant to the prior execution of (and the Company and/or its subsidiaries may enter into) an acceptable confidentiality agreement; and

•	enter into and engage in discussions or negotiations with any person with respect to such alternative proposal.

In the event the Company receives any alternative proposal or any inquiry, it will be subject to certain notice requirements, including keeping Holdco reasonably informed on a prompt basis of any material developments regarding the alternative proposal and providing a copy or summary of the material terms thereof.
At any time before the Company Shareholders Meeting, the Board of Directors may (if the Company has received a superior proposal (after taking into account the terms of any revised offer by Holdco), and provided there has been no material breach of the non-solicitation provisions of the Merger Agreement that resulted in such superior proposal, and if the Board of Directors has determined in good faith, after consultation with outside legal counsel, that the failure to take such action would be inconsistent with the directors’ exercise of their fiduciary duties under applicable law):
•
cause the Company to withdraw, qualify or modify, or propose publicly to withdraw, qualify or modify, in a manner adverse to Holdco, the Company Recommendation or take any action, or make any public statement, filing or release inconsistent with the Company Recommendation (any of the foregoing being an “adverse recommendation change”) (including recommending against the merger or approving, endorsing or recommending any alternative proposal), and

•	terminate the Merger Agreement to enter into a definitive written agreement providing for such superior proposal simultaneously with the termination of the Merger Agreement, provided that the Board of Directors may not make an adverse recommendation change or, in the case of a superior proposal, terminate the Merger Agreement, unless:
•
the Company has provided prior written notice to Holdco of its intent to take such action at least four business days in advance (the “notice period”) of taking such action (which notice must (i) advise Holdco of the circumstances giving rise to the adverse recommendation change, that the Board of Directors has received a superior proposal, that the Board of Directors intends to effect an adverse recommendation change and/or that the Company intends to enter into a Company acquisition agreement, (ii) specify the identity of the party making the superior proposal and the material terms and conditions thereof, (iii) include an unredacted a copy of such superior proposal (or, where no such copy is available, a detailed description of the material terms and conditions of such superior proposal) and (iv) attach to such notice the most current version of any proposed agreement for such superior proposal);

•
during the notice period, the Company has negotiated with Holdco in good faith (to the extent Holdco desires to so negotiate) to make such adjustments in the terms and conditions of the Merger Agreement so that such superior proposal ceases to constitute (in the good faith judgment of the Board of Directors) a superior proposal; and

•
the Board of Directors has determined in good faith, after considering the results of such negotiations and giving effect to any proposals, amendments or modifications made or agreed to by Holdco, if any, and after consultation with the Company’s financial advisors and outside legal counsel, that such superior proposal remains a superior proposal.

If the Merger Agreement is terminated pursuant to the second bullet above, the Company would be required to pay Holdco a termination fee of $28,100,000 as described in “The Merger Agreement—Termination Fee” beginning on page [88].
If during the notice period any material revisions are made to the superior proposal, the Company will deliver a new written notice to Holdco and will comply with the requirements described in the preceding bullets with respect to such new written notice, provided that for purposes of this sentence, references to the four business day period above will be deemed to be references to a three business day period.
The Merger Agreement does not prevent the Company or the Board of Directors from issuing a “stop, look and listen” communication pursuant to Rule 14d-9(f) under the Exchange Act or complying with Rule 14d-9 and Rule 14e-2 under the Exchange Act with respect to an alternative proposal or from making any disclosure to the Company’s shareholders if the Board of Directors (after consultation with outside legal counsel) concludes that its failure to do so would reasonably be expected to be inconsistent with its fiduciary duties under applicable Law.

For purposes of the Merger Agreement:
An “alternative proposal” means any inquiry, proposal or offer (whether or not in writing) or any indication of interest in making a proposal or offer, by any person or group (other than Holdco and its subsidiaries, including Merger Sub, or any person in which Arch and its subsidiaries hold not less than 20% of the equity ownership or voting power), relating to any transaction or series of related transactions (other than transactions contemplated by the Merger Agreement), involving any:
•
direct or indirect acquisition (whether by merger, amalgamation, scheme of arrangement, consolidation, share exchange, other business combination, any reinsurance or retrocession transaction, or transaction that has similar risk transfer effects or otherwise) of assets of the Company of any of its subsidiaries (including any voting interests of any of the Company’s subsidiaries, but excluding sales of assets in the ordinary course of business) equal to twenty percent (20%) or more of the fair market value of the Company’s and its subsidiaries’ consolidated assets or to which twenty percent (20%) or more of the Company’s and its subsidiaries’ net revenues or net income on a consolidated basis are attributable;

•
direct or indirect acquisition (whether by merger, amalgamation, scheme of arrangement, consolidation, share exchange, other business combination, or otherwise) of twenty percent (20%) or more of the voting equity interests of the Company or any of its subsidiaries whose business constitutes twenty percent (20%) or more of the consolidated net revenues, net income, or assets of the Company and its subsidiaries, taken as a whole;

•
tender offer or exchange offer that if consummated would result in any person or group (as defined in Section 13(d) of the Exchange Act) beneficially owning (within the meaning of Section 13(d) of the Exchange Act) twenty percent (20%) or more of the voting power of the Company;

•
merger, amalgamation, consolidation, other business combination, or similar transaction involving the Company or any subsidiary of the Company, pursuant to which such person or group (as defined in Section 13(d) of the Exchange Act) would own twenty percent (20%) or more of the consolidated net revenues, net income, or assets of the Company and its subsidiaries, taken as a whole;

•
liquidation, dissolution (or the adoption of a plan of liquidation or dissolution), or recapitalization or other significant corporate reorganization of the Company or one or more of its subsidiaries which, individually or in the aggregate, generate or constitute twenty percent (20%) or more of the consolidated net revenues, net income, or assets of the Company and its subsidiaries, taken as a whole; or

•	any combination of the foregoing.
A “superior proposal” means any bona fide written alternative proposal (except that, for purposes of this definition, each reference in the definition of “alternative proposal” to “twenty percent (20%)” shall be “eighty percent (80%)”) that the Board of Directors determines in good faith (after consultation with outside counsel and Morgan Stanley) to be more favorable from a financial point of view to the holders of Company common shares than the merger, taking into account:
•	all financial considerations;
•	the identity of the third party making such alternative proposal;
•	the anticipated timing, conditions (including any financing condition or the reliability of any debt or equity funding commitments) and prospects for completion of such alternative proposal;
•
the other terms and conditions of such alternative proposal and the implications thereof on the Company, including relevant legal, regulatory, and other aspects of such alternative proposal deemed relevant by the Board of Directors (including conditions related to financing, shareholder approval, regulatory approvals, or other events or circumstances beyond the control of the party invoking the condition); and

•	any revisions to the terms of the Merger Agreement and the merger proposed by Holdco during the notice period.
Reasonable Best Efforts
Subject to the terms and conditions of the Merger Agreement, each of Holdco and the Company agreed to use their respective reasonable best efforts to promptly take, or cause to be taken, all actions and to do, or cause to be done, all things necessary, proper or advisable under the Merger Agreement and applicable Laws to consummate and make effective as promptly as practicable after the date of the Merger Agreement the transactions contemplated by the Merger Agreement, including:
•
preparing and filing with applicable governmental entities as promptly as reasonably practicable all necessary applications, notices, disclosures, petitions, filings, ruling requests, and other documents and to obtain as promptly as practicable all consents necessary or advisable to be obtained from any governmental entity in order to consummate the transactions contemplated by the Merger Agreement (collectively, the “governmental approvals”);

•	as promptly as reasonably practicable taking all steps as may be necessary to obtain all such governmental approvals;
•	obtaining any consents required from third parties (other than governmental approvals) in connection with the consummation of the transactions contemplated by the Merger Agreement; and
•	the execution and delivery of any additional instruments necessary to consummate the merger and to fully carry out the purposes of the Merger Agreement.
The Company and Holdco agreed, subject to applicable law, to promptly cooperate and coordinate with the other in the taking of the actions contemplated by the foregoing bullets and supply the other with any information that may be reasonable required in order to effectuate the taking of such actions
In furtherance and not in limitation of the covenants of the parties described in the foregoing paragraphs, but subject to the paragraph immediately below this paragraph, Holdco and the Company will take any and all steps not prohibited by law to:
•
avoid the entry of, or to have vacated, lifted, reversed or overturned any judgment or injunction, whether temporary, preliminary or permanent, that would restrain, prevent or delay the closing on or before the end date, including defending (with sufficient time for resolution in advance of the end date) through litigation on the merits any claim asserted in any court with respect to the transactions contemplated by the Merger Agreement by the Federal Trade Commission, the Department of Justice or any other applicable governmental entity or any private party; and

•
avoid or eliminate each and every impediment under any regulatory law, including by: divestiture or disposition of such businesses, product lines or assets of Arch, the Company and their respective subsidiaries, terminating existing relationships, litigating any administrative or judicial, including under the HSR Act, commencing and/or defending any suit, except for any suit, action or other proceeding or appeal involving any insurance regulator, and otherwise taking or committing to take action that would limit Arch’s and/or its subsidiaries’ ability to operate and/or retain, one or more of the businesses, product lines or assets of Arch, the Company and/or their respective subsidiaries.

However, in no event will Holdco or any of its affiliates be required (and in no event will the Company or any of its subsidiaries agree without the prior written consent of Holdco) to take any action (including entering into any consent decree, hold separate order or other arrangement), or to permit or suffer to exist any material restriction, condition, limitation or requirement, that (when taken together with all other such actions, restrictions, conditions, limitations and requirements), individually or in the aggregate, could result in a burdensome condition. A “burdensome condition” means any action, restriction, condition, limitation or requirement imposed by any governmental entity in connection with the governmental approvals necessary or advisable to be obtained from any governmental entity in order to consummate the merger which, individually or together with all other such actions, restrictions, conditions, limitations or requirements imposed by any governmental entity in connection with such governmental approvals would, or would reasonably be expected to result in a material adverse effect on the business, operations or financial results of the surviving company and its affiliates (including Holdco and its affiliates) measured on a scale relative to the Company and its subsidiaries taken as a whole.
Access
Subject to applicable law, during the period from the date of the Merger Agreement to the effective time of the merger, the Company will, and will cause each of its subsidiaries to, afford to Holdco and its representatives reasonable access, upon reasonable advance notice, to all their respective properties, books, contracts, commitments, records, officers, employees, accountants and agents and furnish reasonably promptly to Holdco (i) to the extent not publicly available, a copy of each report, schedule, registration statement and other document filed by it during such period pursuant to the requirements of federal or state securities laws or commission actions and (ii) all other information concerning its business, properties and personnel as Holdco may reasonably request (in each case, in a manner so as to not interfere in any material respect with the normal business operations of the Company or any of its subsidiaries), subject to certain exceptions.
Directors’ and Officers’ Indemnification
From and after the effective time of the merger, the surviving company will indemnify and hold harmless each individual who was prior to or is as of the date of the Merger Agreement, or who becomes prior to the effective time of the merger, a director, officer or employee of the Company or any of its subsidiaries or who was prior to or is as of the date of the Merger Agreement, or who thereafter commences prior to the effective time of the merger, serving at the request of the Company or any of its subsidiaries as a director, officer or employee of another person (the “Company indemnified parties”), against all claims, losses, liabilities, damages, judgments, inquiries, fines and fees, costs and expenses, including reasonable attorneys’ fees and disbursements, incurred in connection with any claim, action, suit or proceeding, whether civil, criminal, administrative or investigative, arising out of or pertaining to the fact that the Company indemnified party is or was a director, officer or employee of the Company or any of its subsidiaries or is or was serving at the request of the Company or any of its subsidiaries as a director, officer or employee of another person, whether asserted or claimed prior to, at or after the effective time of the merger, to the fullest extent permitted under applicable law.
The surviving company is obligated to use reasonable best efforts to work through the Marsh New York FINPRO group to obtain a tail policy of directors’ and officers’ liability insurance providing for not less than six years of coverage from each of the primary layer and excess layer carriers who insure the Company’s directors and officers as of the date of the Merger Agreement with at least the same coverage and amounts and containing terms and conditions that are not less advantageous to the Company indemnified parties, in each case with respect to claims arising out of or relating to events which occurred before or at the effective time of the merger; provided that in no event will the surviving company be required to pay with respect to such insurance policies in respect of any one policy year more than 400% of the aggregate annual premium most recently paid by the Company prior to the date of the Merger Agreement, and if the surviving company is unable to obtain such insurance at an annual premium equal to or less than such maximum amount, it will obtain as much comparable insurance as possible for each year within such six-year period for an annual premium equal to such maximum amount, using reasonable best efforts to maintain continuity of the Company’s current insurers providing the coverage in the various layers
Financing Cooperation
Until the earlier of the closing of the merger and the date the Merger Agreement is terminated, at Holdco’s sole expense, the Company will use its commercially reasonable efforts, and will cause each of its subsidiaries and its and their respective representatives to use their respective commercially reasonable efforts, to provide Holdco and Merger Sub with all cooperation reasonably requested by Holdco or Merger Sub to assist Holdco or Merger Sub as is reasonably requested by Holdco or Merger Sub (i) in connection with a potential debt financing in an amount necessary to redeem the preference shares outstanding on the closing date of the merger and (ii) in connection with any equity financing of Holdco, including using commercially reasonable efforts to provide reasonably requested diligence materials and participate in and cause the Company’s management team, with appropriate seniority and expertise, including senior officers, to participate in a reasonable and customary due diligence sessions in connection with any such equity financing on reasonable advance notice and at mutually agreeable times and places.
Shareholder Litigation
Subject to entry into a customary joint defense agreement, the Company will give Holdco the opportunity to consult with the Company and participate in the defense or settlement of any shareholder litigation against the Company, any of the Company’s subsidiaries and/or their respective directors or officers (each a “Company Party”) relating to the merger and the other transactions contemplated by the Merger Agreement. None of the Company, any of its subsidiaries or any representative of the Company will compromise, settle or come to an arrangement regarding any such shareholder litigation, in each case unless Holdco will have consented in writing, provided that the Company may compromise, settle or come to an agreement regarding shareholder litigation made or pending against a Company Party, if the resolution of such litigation requires payment from the Company or any of its subsidiaries or any of its or their representatives in an amount that together with all other such payments does not exceed a specified amount and/or the provision of disclosures to the shareholders of the Company relating to the merger (which disclosures shall be subject to review and comment by Holdco), and the settlement provides for no other non-monetary relief. None of Holdco, Merger Sub or any of their respective affiliates will be required to defend, contest, or resist any action, or to take any action to have vacated, lifted, reversed, or overturned any order, in connection with the merger.
Employee Matters
For the one-year period beginning at the effective time of the merger, Holdco has agreed to provide each employee who is employed by the Company or any subsidiary of the Company at the closing date of the merger (including each of the Company’s executive officers employed at the closing date) (each, a “Company employee”), during such employee’s employment within such one-year period, with:
•	a base salary or hourly wage rate that is at least equal to the base salary or hourly wage rate provided to the Company employee immediately prior to the closing date of the merger;
•
short- and long-term incentive compensation opportunities that are no less favorable than the short- and long-term incentive compensation opportunities in effect for the Company employee immediately prior to the closing date of the merger;

•
employee benefits that, with respect to each Company employee, are no less favorable in the aggregate than the employee benefits provided to such Company employee immediately prior to the closing date of the merger; and

•	a position with substantially comparable duties and responsibilities and the same work location as the position such Company employee had immediately prior to the closing date of the merger.
Holdco will provide each Company employee who incurs a termination of employment by the surviving company without cause during the one-year period beginning at the effective time of the merger with severance benefits of (i) a lump sum payment equal to twelve months of such Company employee’s base salary, and (ii) a lump sum payment equal to the target value of such Company employee’s annual incentive compensation (including both cash and equity incentive compensation) for the calendar year in which such termination occurs, which target value shall be no less than such target value for calendar year 2020 (including both cash and equity incentive compensation); provided that in all events, (x) if such Company employee is subject to an employment agreement that provides for greater severance benefits than the foregoing severance benefits, the severance provisions of such employment agreement will govern, (y) such severance benefits will be no less than the severance allowance required to be provided to such Company employee under applicable law and (z) Holdco will, or will cause the surviving company to, comply with all notice requirements under applicable law applicable to such termination of employment.
The Company will pay, no later than the closing date of the merger, annual bonuses in respect of the calendar year 2020 (including both cash and equity components), which will:
•
be based on the greater of target and actual performance (provided that the Company may exclude from the determination of actual performance the impact of any costs and expenses associated with the transactions contemplated by the Merger Agreement or any non-recurring events that would not reasonably be expected to have affected the Company or any of its subsidiaries had the transactions contemplated by the Merger Agreement not arisen in a manner that is intended to neutralize such impact);

•	if the closing date occurs in calendar year 2020, not be prorated based on the number of days elapsed during the period commencing on January 1, 2020 and ending on the closing date; and
•	be payable solely in cash.
Holdco will, or will cause the surviving company to, give each Company employee full credit for such Company employee’s service with the Company and any of its subsidiaries (and any affiliates or predecessors thereto) for purposes of eligibility and vesting, and determination of the level of benefits (for purposes of vacation and severance) under any benefit plans maintained by Holdco or any of its affiliates (including the surviving company) in which the Company employee participates to the same extent recognized by the Company immediately prior to the closing date of the merger under comparable plans of the Company, provided that such service will not be recognized to the extent that such recognition would result in a duplication of benefits with respect to the same period of service.

Holdco will, or will cause the surviving company to:
•
waive any preexisting condition limitations otherwise applicable to Company employees and their eligible dependents under any plan maintained by Holdco or any of its affiliates (including the surviving company) that provides health benefits and in which Company employees may be eligible to participate following the closing of the merger;

•
with respect to health plans maintained by Holdco or any of its affiliates (including the surviving company) in which such Company employee is eligible to participate after the closing date, for the plan year in which the closing of the merger occurs, honor any deductible, co-payment and out-of-pocket maximums incurred by a Company employee and his or her eligible dependents immediately prior to the closing date of the merger for purposes of satisfying any deductibles, co-payments or out-of-pocket maximums; and

•
waive any waiting period limitation or evidence of insurability requirement that would otherwise be applicable to a Company employee and his or her eligible dependents on or after the closing date of the merger, in each case to the extent such Company employee or eligible dependent had satisfied any similar limitation or requirement under an analogous benefit plan of the Company prior to the closing date of the merger.

Termination
The Merger Agreement may be terminated at any time prior to the effective time of the merger, whether before or after receipt of the Company Shareholder Approval, by mutual written consent of the Company and Holdco. In addition, either the Company or Holdco may terminate the Merger Agreement:
•
if the merger is not consummated on or before October 10, 2021 (the “end date”); provided, however, that if all of the conditions to closing have been satisfied or waived (other than those conditions that by their nature are to be satisfied at the closing) except for the condition that the Non-Investment Grade Portfolio Loss (as such term is defined in the Merger Agreement) is less than $208 million (the “Non-Investment Grade Portfolio Loss Condition”), the Company may elect at any time, or from time to time, during the three months following the date on which the conditions to Closing, other than the Non-Investment Grade Portfolio Loss Condition, have first been satisfied or waived (the “Extended Condition Date”), deliver another certificate setting forth the Non-Investment Grade Portfolio Loss with a view to satisfying the Non-Investment Grade Portfolio Loss Condition before the expiration of the Extended Condition Date;

•
if the Absence of Legal Restraints Condition is not satisfied and the legal restraint giving rise to such non-satisfaction shall have become final and non-appealable, provided that such right to terminate will not be available to any party whose breach of any representation, warranty, covenant, or agreement set forth in the Merger Agreement has been the cause of, or resulted in, the issuance, promulgation, enforcement, or entry of any order, writ, assessment, decision, injunction, decree, ruling, or judgment of a governmental entity or arbitrator, whether temporary, preliminary, or permanent; or

•
if the Company Shareholder Approval shall not have been obtained at a duly convened meeting of the Company’s shareholders (or any adjournment or postponement thereof) at which the Merger Agreement was submitted to shareholders for adoption.

The Company may terminate the Merger Agreement:
•
if Arch, Holdco or Merger Sub has breached any representation, warranty, covenant or agreement contained in the Merger Agreement, or if any representation or warranty of Arch or Merger Sub has become untrue, in each case, such that the Arch Representation Condition or the Arch Covenant Condition could not be satisfied and, in either such case, such breach is incapable of being cured by the end date or, if curable, has not been cured by the earlier of (i) 60 days after written notice by the Company to Holdco informing Holdco of such breach or failure to be true and (ii) the end date; provided, however, that the Company may not terminate the Merger Agreement pursuant to this provision if the Company is then in material breach of any representation, warranty, covenant, or obligation under the Merger Agreement; or

•
prior to receipt of the Company Shareholder Approval, in order to enter into a definitive written agreement providing for a superior proposal in accordance with the Merger Agreement, provided that the Company pays the termination fee prior to or simultaneously with such termination.

Holdco may terminate the Merger Agreement:
•
if the Company has breached any representation, warranty, covenant or agreement contained in the Merger Agreement, or if any representation or warranty of the Company has become untrue, in each case, such that the Company Representation Condition or the Company Covenant Condition could not be satisfied and, in either such case, such breach is incapable of being cured by the end date or, if curable, has not been cured by the earlier of (i) 60 days after written notice by Holdco to the Company informing the Company of such breach or failure to be true and (ii) the end date; provided, however, that Holdco may not terminate the Merger Agreement pursuant to this provision if Arch, Holdco or Merger Sub is then in material breach of any obligation under the Merger Agreement;

•
if at any time prior to the time the Company holds a shareholders meeting to approve the Merger Agreement, the Company’s Board shall have acted in a way that constitutes an adverse recommendation change; or

•	if any condition to closing is not satisfied by the end date (as extended, if applicable).
Termination Fee
Except as specifically provided in the Merger Agreement, the parties have agreed that all fees and expenses incurred in connection with the merger and the other transactions contemplated by the Merger Agreement will be paid by the party incurring such fees or expenses, whether or not such transactions are consummated.
The Company has agreed to pay to Holdco a fee of $28,100,000 if:
•	the Company terminates the Merger Agreement prior to receipt of the Company Shareholder Approval in order to enter into a definitive written agreement providing for a superior proposal;
•
Holdco terminates the Merger Agreement before the Company holds a shareholders meeting to approve the Merger Agreement and after the Company’s Board has acted in a way that constitutes an adverse recommendation change; or

•
(i) after the date of the Merger Agreement, an alternative proposal is made by a third party to the Company or directly to the Company’s shareholders and in either case the alternative proposal is not publicly withdrawn before the Company holds a shareholders meeting to approve the Merger Agreement; (ii) subsequently, the Merger Agreement is terminated because at the shareholders meeting held to approve the Merger Agreement the Company Shareholder Approval is not obtained; and (iii) within 12 months after the Merger Agreement is terminated, (x) the Company enters into a definitive letter of intent, agreement in principle, term sheet, acquisition agreement, merger agreement, option agreement, joint venture agreement, partnership agreement or other Contract or agreement relating to any alternative proposal or (y) an alternative proposal is consummated, provided that for purposes of this bullet, the references to 20% in the definition of “alternative proposal” shall be deemed to be references to 50.1%.

The Merger Agreement provides that payment of the termination fee will be the sole and exclusive remedy available to Arch, Holdco and Merger Sub with respect to the Merger Agreement and the transactions contemplated thereby in the event any such payment becomes due and payable, and, upon payment of the termination fee, the Company (and the Company’s affiliates and its and their respective directors, officers, employees, shareholders and representatives) will have no further liability to Arch, Holdco and Merger Sub under the Merger Agreement, but this does not limit (i) the Company’s right to seek specific performance of the Merger Agreement before termination of the Merger Agreement or (ii) each party’s right to seek damages for any wilful breach of the Merger Agreement. In no event will the Company be obligated to pay the termination fee on more than one occasion.
Amendments and Waivers
The Merger Agreement provides that it may be amended by the parties at any time prior to the effective time of the merger, before or after receipt of the Company Shareholder Approval, by written agreement signed by each of the parties, provided that after receipt of the Company Shareholder Approval, there will be made no amendment that by law requires further approval by the Company’s shareholders without the further approval of such shareholders.
The Merger Agreement provides that the parties, at any time prior to the effective time of the merger, may (i) extend the time for the performance of any of the obligations or other acts of the other parties, (ii) waive any inaccuracies in the representations and warranties of the other parties contained in the Merger Agreement or any document pursuant thereto, and (iii) unless prohibited by law, waive compliance with or satisfaction of any of covenants, agreements or conditions contained in the Merger Agreement. No extension or waiver by the Company will require the approval of the Company’s shareholders unless such approval is required by law.
Equitable Remedies; Specific Performance
The Merger Agreement provides that the parties will be entitled to an injunction or injunctions to prevent breaches or threatened breaches of the Merger Agreement and to enforce specifically the performance of the terms and provisions of the Merger Agreement, including the right of a party to cause the other parties to consummate the merger and the other transactions contemplated by the Merger Agreement; provided that in no event will specific performance of Arch’s, Holdco’s or Merger Sub’s obligations to consummate the merger survive any termination of the Merger Agreement.
Governing Law
The Merger Agreement is governed by Delaware law.

VOTING AND SUPPORT AGREEMENTS
The following summary describes certain material provisions of the Arch Voting and Support Agreement and the Enstar Voting and Support Agreement. This summary is not complete and is qualified in its entirety by reference to the Arch Voting and Support Agreement and the Enstar Voting and Support Agreement, which are attached to this proxy statement as Annex B and Annex C, respectively, and are incorporated by reference into this proxy statement. We encourage you to read carefully the Arch Voting and Support Agreement and the Enstar Voting and Support Agreement in their entireties, because this summary may not contain all the information about the Arch Voting and Support Agreement and the Enstar Voting and Support Agreement that is important to you. The rights and obligations of the applicable parties are governed by the express terms of the Arch Voting and Support Agreement and the Enstar Voting and Support Agreement and not by these summaries or any other information contained in this proxy statement.
Arch Voting and Support Agreement
As a condition to the Company’s willingness to enter into the Initial Merger Agreement and to proceed with the transactions contemplated thereby, including the merger, the Arch Parties entered into the Arch Voting and Support Agreement with the Company on October 9, 2020. In the Arch Voting and Support Agreement, the Arch Parties have agreed, among other things, to vote any common shares or preference shares owned by them (i) in favor of the Merger Proposal and (ii) against any proposal, other action, amendment or other change to the Company’s memorandum of association or bye-laws or any other material change in the Company’s corporate structure or business that would reasonably be expected to impede or adversely affect in any material respect the merger or any of the other transactions contemplated by the Merger Agreement, the Statutory Merger Agreement or the Arch Voting and Support Agreement. The Arch Parties also agreed to not tender, transfer, grant any proxies or powers of attorney with respect to Company common shares they own or enter into any voting agreement inconsistent with the Arch Voting and Support Agreement.
Based on the Company’s representation in the Merger Agreement that, as of October 9, 2020, there were 19,886,979 issued and outstanding common shares and 2,145,202 issued and outstanding preference shares, the Arch Parties party to the Arch Voting and Support Agreement beneficially owned in the aggregate 2,500,000 common shares, representing approximately 12.6% of the issued and outstanding common shares, and 141,985 preference shares, representing approximately 6.6% of the issued and outstanding preference shares. However, the Company’s bye-laws contain provisions that limit the voting power of “controlled shares” to 9.9% of the combined voting power of all shares eligible to vote and all common and preference shares eligible to be voted at the special general meeting by Arch or its subsidiaries are “controlled shares” for this purpose. The Company’s Board has determined that after giving effect to these bye-law provisions, Arch and its subsidiaries will be entitled to cast an aggregate of [  ] votes on the Merger Proposal and the Adjournment Proposal, representing [9.9%]% of the issued and outstanding common and preference shares as of the record date, and they will be entitled to cast an aggregate of [  ] votes on the Compensation Advisory Proposal, representing [9.9%]% of the issued and outstanding common shares as of the record date.
Under the Arch Voting and Support Agreement, the same voting obligations will apply to any additional common shares or preference shares acquired by the Arch Parties between October 9, 2020 and the termination of the Arch Voting and Support Agreement.
The Arch Voting and Support Agreement will automatically terminate upon the earliest to occur of (a) the closing of the merger, (b) the date that the Merger Agreement is terminated, (c) an adverse recommendation change and (d) the delivery of written notice of termination of the Arch Voting and Support Agreement by the Company to the shareholders. Certain provisions (such as those relating to expenses, amendment, waiver and governing law) will survive the termination of the Arch Voting and Support Agreement.
Enstar Voting and Support Agreement
As a condition to Arch’s willingness to execute Amendment No. 1 (and thereby agree to an increase in the Merger Consideration from $31.10 per common share to $35.00 per common share), Enstar and its wholly-owned subsidiary Cavello entered into the Enstar Voting and Support Agreement with Arch and the Company on November 2, 2020. In the Enstar Voting and Support Agreement, Enstar and Cavello have agreed, among other things, to vote any common shares owned by them (i) in favor of the Merger Proposal and (ii) against any proposal, other action, amendment or other change to the Company’s memorandum of association or bye-laws or any other material change in the Company’s corporate structure or business that would reasonably be expected to impede or adversely affect in any material respect the merger or any of the other transactions contemplated by the Merger Agreement, the Statutory Merger Agreement or the Enstar Voting and Support Agreement. Enstar and Cavello also agreed to not tender, transfer, grant any proxies or powers of attorney with respect to Company common shares they own or enter into any voting agreement inconsistent with the Enstar Voting and Support Agreement, in the case of transfers, other than to a controlled affiliate of Enstar provided that Enstar takes all necessary actions to cause such affiliate to take all necessary actions with respect to such Company common shares as contemplated by the Enstar Voting and Support Agreement.
At the date of this proxy statement, Cavello beneficially owns 1,815,858 common shares, representing approximately 9.1% of the issued and outstanding common shares. Under the Enstar Voting and Support Agreement the same voting obligations will apply to any additional common shares or preference shares acquired by Cavello or Enstar between November 2, 2020 and the termination of the Enstar Voting and Support Agreement. Under the Enstar Voting and Support Agreement, Enstar has agreed not to pursue any other proposal to acquire the Company.
The Enstar Voting and Support Agreement will automatically terminate upon the earliest to occur of (a) the closing of the merger, (b) the date that the Merger Agreement is terminated, (c) delivery of written notice from Arch terminating the Enstar Voting and Support Agreement and (d) entry into or effectiveness of any amendment of any provision of the Merger Agreement that (i) reduces the amount or changes the form of the Merger Consideration (other than adjustments in accordance with the terms of the Merger Agreement) in a manner adverse to shareholders of the Company, (ii) extends the end date, or (iii) imposes any material restrictions or additional material conditions on the consummation of the merger or the payment of the Merger Consideration or otherwise in a manner adverse to shareholders of the Company. Certain provisions (such as those relating to expenses, amendment, waiver and governing law) will survive the termination of the Enstar Voting and Support Agreement.

PROVISIONS FOR PUBLIC SHAREHOLDERS
No provision has been made (i) to grant the Company’s public shareholders access to the corporate files of the Company, any other party to the merger or any of their respective affiliates, or (ii) to obtain counsel or appraisal services at the expense of the Company, or any other such party or affiliate.

IMPORTANT INFORMATION REGARDING THE COMPANY
Company Background
Watford Holdings Ltd. is a Bermuda exempted company that was formed in 2013. Watford is a global P&C insurance and reinsurance company with approximately $1.1 billion in capital as of September 30, 2020 and with operations in Bermuda, the United States and Europe.
During the past five years, neither the Company nor any of its directors or executive officers listed below has been (i) convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors) or (ii) party to any judicial or administrative proceeding (except for matters that were dismissed without sanction or settlement) that resulted in a judgment, decree or final order enjoining the person from future violations of, or prohibiting activities subject to, federal or state securities laws, or a finding of any violation of federal or state securities laws.
Directors and Executive Officers
The Board of Directors presently consists of eight members. The persons listed below are the directors and executive officers of the Company as of the date of this proxy statement. There are no family relationships among any of the Company’s directors or executive officers. The information presented below is as of December 31, 2020.
Name	Age	Current Position and Office	Citizenship
Jonathan D. Levy	45	Chief Executive Officer and Director	United States of America
Robert L. Hawley	51	Chief Financial Officer	Canada
Elizabeth A. Cunningham	38	Chief Risk Officer	United Kingdom
Laurence B. Richardson, II	62	Chief Operating Officer	United States of America
Alexandre J.M. Scherer	52	President and Chief Executive Officer of Watford Specialty Insurance Company and Watford Insurance Company	United States of America; France
Walter Harris	69	Chairman of the Board of Directors	United States of America
Deborah DeCotis	68	Director	United States of America
Elizabeth Gile	65	Director	United States of America
Garth Lorimer Turner	54	Director	United Kingdom
Thomas Miller	64	Director	Bermuda; Canada; United Kingdom
Maamoun Rajeh	49	Director*	United States of America
Nicolas Papadopoulo	57	Director*	France
*
Maamoun Rajeh and Nicolas Papadopoulo (the “Arch Directors”) were appointed to serve on our board by Arch. The Arch Directors did not participate in the Board’s or the transaction committee’s deliberations relating to the Merger Agreement, the statutory merger agreement, the merger and the transactions contemplated thereby, and did not participate in the vote to approve the Merger Agreement, the statutory merger agreement or the merger.

Below is information about the Company’s directors:
Walter Harris.Mr. Harris has served as our Chairman of the Board since March 2014. From October 2014 to July 2019, Mr. Harris was President and Chief Executive Officer of FOJP Service Corporation, a provider of insurance and risk management advisory services to major healthcare organizations, and President and Chief Executive Officer of Hospitals Insurance Company, Inc., a provider of medical professional liability insurance to physicians and hospitals, until FOJP Service Corporation and Hospitals Insurance Company were sold to The Doctors Company in July 2019. Since that date, Mr. Harris has been a Senior Advisor to the Chief Executive Officer of The Doctors Company. Before joining FOJP Service Corporation and Hospitals Insurance Company, Mr. Harris served as Senior Advisor and Vice Chairman Emeritus to Alliant Insurance Services, Inc., one of the largest insurance brokerage firms in the United States from December 2010 to May 2013. Prior to joining Alliant, he served as Chairman and Chief Executive Officer of T&H Group, one of the largest privately held insurance brokerage firms in the United States, from 1980 until its acquisition by Alliant in 2010. Mr. Harris has also served as an advisor to investors in insurance entities as well as special counsel to several major insurance coverage litigations. He is currently a director of Loews Corp. and has been chairman of its audit committee since 2004. Mr. Harris received a B.A. from Stanford University, a J.D. from the University of California, Berkeley and an LLM in Taxation from the N.Y.U. School of Law.
Deborah DeCotis. Ms. DeCotis has served as our director since March 2017. Ms. DeCotis is a retired Morgan Stanley Managing Director. Currently she serves as a director on the Allianz Global Investors Capital LLC - Multi-Fund Board, as Chairwoman on the PIMCO Closed-End Funds Board, as Trustee of Smith College and as co-Chair of the Smith College’s Investment Committee. Her prior professional experience also includes being a director and member of the Audit and Governance Committee for Armor Holdings, a manufacturer of military-grade safety equipment, and she served as Lead Director during the sale of Armor to BAE. Prior to Armor she was an Executive Vice-President for Sotheby Holdings, Inc. Outside of the professional realm she is a member of Circle Financial Group and the Council of Foreign Relations. She also recently ended her term as a trustee on the board of Stanford University, where she previously served on the Advisory Council of Stanford Business School and was trustee and Chair of the Stanford Business School Trust where she was a recipient of the John W. Gardner Volunteer Leadership Award. In addition, Ms. DeCotis recently completed her ten-year term as co-Chair of the Special Projects Committee at Memorial Sloane Kettering Hospital, having served on that Committee for 28 years. Ms. DeCotis holds a B.A. in Mathematics from Smith College and an M.B.A. from the Stanford Graduate School of Business, from which she graduated with distinction as a Miller Scholar.
Elizabeth Gile. Ms. Gile has served as our director since September 2017. Ms. Gile retired from Deutsche Bank AG in 2005, where she served as Managing Director and Global Head of the Loan Exposure Management Group. She spent the first 24 years of her career at J.P. Morgan, where she was responsible for High Grade Credit Markets trading, Credit Portfolio Management, Corporate Lending and Credit Research in North America. She is currently a member of the Board of Directors of KeyCorp, a bank holding company, Deutsche Bank Trust Company of the Americas, a subsidiary of Deutsche Bank AG, and of various funds managed by BlueMountain Capital, a diversified alternative asset manager. She is the head of the Risk Committee at both KeyCorp and Deutsche Bank Trust Company of the Americas. Ms. Gile holds a Bachelor of Arts in Government and History from Dartmouth College, where she graduated Phi Beta Kappa, Summa Cum Laude.
Jonathan D. Levy. Mr. Levy has served as our Chief Executive Officer since April 1, 2020, as our President since February 2018 and as our director since May 22, 2020. In addition, from March 2014 to January 2020, he served as our Chief Risk Officer. Mr. Levy has over 20 years of insurance experience, most recently with Endurance Specialty Holdings Ltd., where he worked from July 2008 to March 2014, most recently serving as Senior Vice President and Chief Pricing Actuary of Global Insurance. His prior roles within Endurance include Chief Pricing Actuary of Bermuda Insurance, after joining Endurance in 2008 as its Corporate Actuary. Prior to Endurance, Mr. Levy was a Senior Consultant at Tillinghast (now Towers Watson) in Philadelphia where he provided consulting services for domestic and international insurers and reinsurers, as well as asbestos and pollution liability analyses for corporate and insurance clients. Prior to Tillinghast, Mr. Levy spent five years with ACE INA in Philadelphia, including three years in its run-off claims division, Brandywine Holdings. Mr. Levy holds an A.B. from Lafayette College. He is also a Fellow of the Casualty Actuarial Society and a member of the American Academy of Actuaries.
Garth Lorimer Turner. Mr. Lorimer Turner has served as our director since March 2014. Mr. Lorimer Turner currently serves as Co-Founder and Director of Cohort Limited, a Bermuda company founded in July 2012 that provides corporate management and consultancy services to offshore companies and funds and acts as a Trading Member of the Bermuda Stock Exchange. From August 2001 to July 2012, Mr. Lorimer Turner served as Managing Director of Jupiter Asset Management (Bermuda) Limited, a wholly-owned subsidiary of Jupiter Fund Management Plc, a leading U.K. fund management group listed on the London Stock Exchange with products that range from unit trusts to investment companies and offshore funds. Mr. Lorimer Turner received an LL.B. from the University of Southampton, England and Law Society Finals from the College of Law at Lancaster Gate in London. Mr. Lorimer Turner is a qualified lawyer in England & Wales and Hong Kong and a Bermuda-qualified barrister and attorney.
Thomas Miller. Mr. Miller has served as our director since May 2017. Mr. Miller retired from PricewaterhouseCoopers Bermuda in 2016, having been with the firm since 1984, where he served a wide variety of financial services and specifically insurance and reinsurance company clients. He became a partner of Coopers & Lybrand in 1991 and was managing partner of the firm at the time of the merger with Price Waterhouse in 1998 and was joint managing partner of the merged PwC firm until 2003. Mr. Miller lives in Bermuda and has served on the boards of a number of Bermuda organizations including the Bermuda Government’s Audit Committee and The Bermuda Institute of Chartered Accountants. Mr. Miller obtained his professional designation as a Chartered Accountant in 1981. He received his Bachelor of Commerce from Queen’s University, Kingston, Ontario, and holds the professional designation of FCPA.
Maamoun Rajeh.Mr. Rajeh has served as our director since March 2018. Since October 2017, Mr. Rajeh has served as the Chairman and Executive Officer of Arch Worldwide Reinsurance Group. Prior to October 2017, Mr. Rajeh served as President and Chief Executive Officer of Arch Reinsurance Ltd since July 2014. Prior to July 2014, Mr. Rajeh served as President and Chief Executive Officer of Arch Reinsurance Europe Underwriting Limited since August 2012. Prior to August 2012, he served as Chief Underwriting Officer of Arch Reinsurance Ltd. since November 2005, which he had joined as an underwriter in 2001. Prior to joining Arch Reinsurance Ltd., Mr. Rajeh served as an Assistant Vice President at HartRe, a subsidiary of The Hartford Financial Services Group, Inc. Mr. Rajeh graduated from The Wharton School of Business of the University of Pennsylvania with a B.S. degree. He is also a Chartered Property Casualty Underwriter.
Nicolas Papadopoulo. Mr. Papadopoulo has served as our director since March 2014. Since October 2017, Mr. Papadopoulo has served as Chief Executive Officer of Arch Insurance Group, an officer position of Arch Capital Group Ltd. Prior to October 2017, Mr. Papadopoulo served as the Chief Executive Officer of Arch Reinsurance Group, also an officer position of Arch Capital Group Ltd. Prior to July 2014, Mr. Papadopoulo served as President and Chief Executive Officer of Arch Reinsurance Ltd. since November 2005. Prior to November 2005, Mr. Papadopoulo served as Chief Underwriting Officer of Arch Reinsurance Ltd. from October 2004. Mr. Papadopoulo joined Arch Reinsurance Ltd. in December 2001 as Senior Global Property Underwriter. Prior to joining Arch Reinsurance Ltd., he held various positions at Sorema N.A. Reinsurance Group, a U.S. subsidiary of Groupama S.A., a Paris-based global insurance group, from 1990, including Executive Vice President and Chief Underwriting Officer beginning in 1997. Prior to 1990, Mr. Papadopoulo was an insurance examiner with the Ministry of Finance, Insurance Department, in France. Mr. Papadopoulo graduated from École Polytechnique in France in 1986 and École Nationale de la Statistique et de l’Administration Économique in France with the French equivalent of a Ph.D. in 1989. He is also a member of the International Actuarial Association and a fellow at the French Actuarial Society.
Direct Listing
On March 28, 2019, the Company completed a direct listing of its common shares on the Nasdaq Global Select Market. On June 28, 2019, the Company completed a direct listing of its preference shares on the Nasdaq Global Select Market. The Company did not issue any new common shares or preference shares, nor did the Company receive any proceeds from the sale of common shares or preference shares by the selling shareholders.
Historical Selected Financial Information
Financial Information
The audited consolidated financial statements of the Company for the years ended December 31, 2019 and 2018 are incorporated herein by reference to the audited consolidated financial statements of the Company included in Part II, Item 8 “Financial statements and supplementary data” to the Company’s Annual Report on Form 10-K for its fiscal year ended December 31, 2019 (the “2019 Annual Report”). In addition, the unaudited consolidated financial statements of the Company for the nine months ended September 30, 2020 and September 30, 2019 are incorporated herein by reference to the unaudited consolidated financial statements of the Company included in Part I, Item 1 “Consolidated financial statements” to the Company’s Quarterly Report on Form 10-Q for its fiscal quarter ended September 30, 2020 (the “Q3 2020 Quarterly Report”).
The 2019 Annual Report and the Q3 2020 Quarterly Report are available to the public from the SEC’s website at http://www.sec.gov. Investors may also obtain the 2019 Annual Report and the Q3 2020 Quarterly Report in connection with the transaction, free of charge, by directing a request to Watford Holdings Ltd., Attention: Company Secretary, Waterloo House, 1st Floor, 100 Pitts Bay Road, Pembroke HM 08, Bermuda. For more information, see “Where You Can Find Additional Information”.

Pro Forma Financial Information
Pro forma financial information disclosing the effect of the merger on the Company is not material.
Book Value Per Share
The Company’s net book value per diluted common share as of September 30, 2020 was $43.36 (calculated based on 19,994,604 diluted common shares outstanding as of such date).
Market Price of the Company’s Common Shares and Preference Shares
The common shares have been traded on the Nasdaq Global Select Market under the symbol “WTRE” since March 28, 2019. Prior to that date, there was no public trading market for the common shares.
The following table sets forth the high and low sales prices per share of common shares for the fiscal years ended December 31, 2019 and December 31, 2020:
	Market Price
	High	Low
2019
First Quarter (March 28, 2019 (date of listing) to March 31, 2019)	$28.94	$25.26
Second Quarter	$28.99	$23.70
Third Quarter	$27.58	$18.75
Fourth Quarter	$28.90	$24.81
2020
First Quarter	$26.50	$11.95
Second Quarter	$19.11	$10.86
Third Quarter	$26.32	$13.20
Fourth Quarter	$36.79	$25.63
On September 8, 2020, which was the last trading day before rumors of Arch’s proposal to acquire Watford first appeared in the press, the closing price per share for the Company’s common shares on the Nasdaq Global Select Market was $17.87. On October 8, 2020, which was the last trading day before the announcement of the Initial Merger Agreement, the closing price per share for the Company’s common shares on the Nasdaq Global Select Market was $30.00.
The preference shares have been traded on the Nasdaq Global Select Market under the symbol “WTREP” since June 28, 2019. Prior to that date, there was no public trading market for the preference shares.
The following table sets forth the high and low sales prices per share of preference shares for the fiscal years ended December 31, 2019 and December 31, 2020:
	Market Price
	High	Low
2019
Second Quarter (June 28, 2019 (date of listing) to June 30, 2019)	N/A	N/A
Third Quarter	$30.00	$24.05
Fourth Quarter	$28.56	$25.18
2020
First Quarter	$27.75	$23.74
Second Quarter	$26.90	$22.69
Third Quarter	$26.00	$24.25
Fourth Quarter	$25.75	$24.94
On October 8, 2020, which was the last trading day before the announcement of the Initial Merger Agreement, the closing price per share for the Company’s preference shares on the Nasdaq Global Select Market was $25.53 per share.

Dividends
The Company has not previously declared or paid dividends on the common shares and does not currently expect to declare or pay dividends on the common shares. Additionally, the Company is subject to Bermuda legal constraints that may affect our ability to pay dividends on the common shares and make other payments. Under the Bermuda Companies Act, the Company may not declare or pay a dividend if there are reasonable grounds for believing that the Company is, or would after the payment be, unable to pay liabilities as they become due or that the realizable value of the Company’s assets would thereafter be less than the aggregate of our liabilities. The Company is also currently restricted in our ability to pay dividends pursuant to the terms of our existing indebtedness unless we meet certain conditions, financial and otherwise. In addition, certain of our subsidiaries are currently restricted in their ability to pay dividends to us pursuant to applicable insurance regulatory requirements.
Security Ownership of Directors, Executive Officers and Certain Beneficial Owners
Unless otherwise indicated in the footnotes below each table, each person named in the tables below has sole investment and voting power with respect to the securities shown. For purposes of the table below, the percentage ownership calculations for beneficial ownership are based on 19,886,979 common shares issued and outstanding and 2,145,202 preference shares issued and outstanding, in each case as of December 31, 2020.
The amounts and percentages owned are reported on the basis of the SEC’s rules governing the determination of beneficial ownership of securities. The SEC’s rules generally attribute beneficial ownership of securities to each person who possesses, either solely or shared with others, the voting power or investment power, which includes the power to dispose of those securities. The rules also treat as issued and outstanding all shares that a person would receive upon exercise of share options or warrants held by that person that are immediately exercisable or exercisable within 60 days. These shares are deemed to be outstanding and to be beneficially owned by the person holding those options for the purpose of computing the number of shares beneficially owned and the percentage ownership of that person, but they are not treated as issued and outstanding for the purpose of computing the percentage ownership of any other person. Under these rules, one or more persons may be a deemed beneficial owner of the same securities and a person may be deemed a beneficial owner of securities to which such person has no economic interest. Unless otherwise indicated, the persons or entities identified in the tables below have sole voting and investment power with respect to all common shares and/or preference shares, as the case may be, shown as beneficially owned by them, subject to applicable community property laws.
Unless otherwise indicated in the tables or footnotes below each table, the address for each beneficial owner is Waterloo House, 1st Floor, 100 Pitts Bay Road, Pembroke HM 08, Bermuda.

Security Ownership of the Company’s Directors and Executive Officers
The following table sets forth certain information as of December 31, 2020 regarding the beneficial ownership of our common shares and preference shares by:
•	each of our directors;
•	each of the executive officers; and
•	all of our directors and executive officers as a group.
Name of Beneficial Owner	Number of common shares beneficially owned	Percentage of common shares beneficially owned (%)	Number of preference shares beneficially owned	Percentage of preference shares beneficially owned (%)
Executive officers and directors:
Elizabeth A. Cunningham	6,522	*	—
Deborah DeCotis	4,059	*	—
Walter Harris	46,559	*	—
Robert L. Hawley	44,053	*	2,000	**
Elizabeth Gile	4,059	*	—
Jonathan D. Levy	64,462	*	4,084	**
Thomas Miller	8,059	*	—
Nicolas Papadopoulo	109,700	*	—
Maamoun Rajeh	60,000	*	—
Laurence B. Richardson, II	27,071	*	—
Alexandre J.M. Scherer	27,770	*	800	**
Garth Lorimer Turner	4,059	*	—
All directors and executive officers as a group	406,373	2.0%	6,884	**
*	Represents beneficial ownership of less than 1% of total common shares outstanding.
**	Represents beneficial ownership of less than 1% of total preference shares outstanding.
Security Ownership of Certain Beneficial Owners
The following shareholders are the only persons known by us to beneficially own 5% or more of the Company’s issued and outstanding common shares or preference shares, as the case may be, as of December 31, 2020:
Name of Beneficial Owner	Number of common shares beneficially owned	Percentage of common shares beneficially owned (%)	Number of preference shares beneficially owned	Percentage of preference shares beneficially owned (%)
Arch Reinsurance Ltd.	2,500,000	12.6%	—
BlackRock, Inc.(1)	1,010,116	5.1%	—
Enstar Group Ltd.(2)	1,815,858	9.1%	—
Gulf Reinsurance Limited.	—		141,985	6.6%
(1)
Based on a Schedule 13G filed with the SEC on February 6, 2020, by BlackRock, Inc. (“BlackRock”). In the Schedule 13G it is reported that BlackRock has sole voting power with respect to 965,661 common shares and sole dispositive power with respect to 1,010,116 common shares.

(2)
Based on an amendment to Schedule 13D filed with the SEC on October 15, 2020 by the Enstar group. In the Form Schedule 13G it is reported that the shares are held by Cavello. Cavello has voting and dispositive power over all of these shares, except that Kenmare Holdings Ltd., a Bermuda company (“Kenmare”), the parent of Cavello, and Enstar, the parent of Kenmare, may be deemed to share the right to direct the voting and dispositive power over such shares.

Transactions in Common Shares and Preference Shares
Transactions During the Past 60 Days
Other than the Merger Agreement and agreements entered into in connection therewith, including the Arch Voting and Support Agreement and the Enstar Voting and Support Agreement discussed in “Voting and Support Agreements” beginning on page [90], the Company has not conducted any transactions with respect to common shares during the past 60 days.
Transactions in Common Shares and Preference Shares by the Company During the Past Two Years
Fiscal Year	Total Number of Common Shares Purchased	Price Range of Prices Paid	Average Price per Share
2019
First Quarter (March 28, 2019 (date of listing) to March 31, 2019)	—	—	—
Second Quarter	—	$—	$—
Third Quarter	—	$—	$—
Fourth Quarter	2,789,405	$25.1829 - 28.5842	$26.89

2020
First Quarter	127,744	$21.4291 - $23.5327	$22.42
Second Quarter	—	$—	$—
Third Quarter	—	$—	$—
Fourth Quarter	—	$—	$—
On August 1, 2019, the Company redeemed 6,919,998 of its preference shares for an aggregate redemption price of approximately $174.4 million. The redemption price per preference share was $25.19748.

IMPORTANT INFORMATION REGARDING THE ARCH FILING PERSONS
The name and present principal occupation or employment, and material occupations, positions, offices or employments for the past five years, of each director and executive officer of each of Arch, Arch Re Bermuda and Gulf Re is set forth below. None of these persons nor entities described has been convicted in a criminal proceeding during the past five years, excluding traffic violations or similar misdemeanors, and none of these persons has been a party to any judicial or administrative proceeding during the past five years that resulted in a judgment, decree or final order enjoining the person from future violations of, or prohibiting activities subject to, U.S. federal or state securities laws or a finding of any violation of U.S. federal or state securities laws. Except as otherwise specified below, each director and executive officer of Arch and Arch Re Bermuda is a citizen of the United States of America.
The business address of each director and executive officer of Arch and Arch Re Bermuda is c/o Arch Capital Group Ltd., Waterloo House, Ground Floor, 100 Pitts Bay Road, Pembroke HM 08, Bermuda. The business address of each director and executive officer of Gulf Re is c/o Currency Tower, Level 6, Dubai International Financial Center, Dubai, United Arab Emirates.
Directors of Arch Capital Group Ltd.
John M. Pasquesi (Age 60; Director since October 2001). Mr. Pasquesi has been Chairman of the board of Arch since September 2019. From November 3, 2017 to September 14, 2019, he served as Lead Director. Mr. Pasquesi is the Managing Member of Otter Capital LLC, a private equity investment firm he founded in January 2001. He holds an A.B. from Dartmouth College and an M.B.A. from Stanford Graduate School of Business.
John L. Bunce, Jr. (Age 61; Director since November 2001). Mr. Bunce is Managing Director and Founder of Greyhawk Capital Management, LLC and Managing Director and Founder of Steel Box, LLC. Both Greyhawk and Steel Box are investment organizations. Mr. Bunce has served as a director of numerous public and private companies and he continues to serve on several private company boards and as an Overseer of the Hoover Institution. He holds an A.B. from Stanford University and an M.B.A. from Harvard Business School.
Eric W. Doppstadt (Age 60; Director since November 2010). Mr. Doppstadt serves as Vice President and Chief Investment Officer of the Ford Foundation. Mr. Doppstadt has been with the Ford Foundation since 1989, most recently as director of private equity investments for the foundation’s endowment. He joined the Ford Foundation as resident counsel, later assuming senior positions managing the Ford’s alternative investment portfolio. He has also served on the investment advisory boards of numerous private equity and venture capital funds. Mr. Doppstadt holds the Chartered Financial Analyst designation from the CFA Institute and is a director of Makena Capital Management, LLC. He holds an A.B. from The University of Chicago and a J.D. from New York University School of Law.
Laurie S. Goodman (Age 64; Director since May 2018). Ms. Goodman is the Vice President at the Urban Institute and Founder and Co-Director of its Housing Finance Policy Center. Before joining the Urban Institute in 2013, Ms. Goodman spent 30 years at several Wall Street firms. From 2008 to 2013, she was Senior Managing Director at Amherst Securities Group LP. From 1993 to 2008, Ms. Goodman was head of global fixed income research and Manager of U.S securitized products research at UBS and predecessor firms. Before that, she was a senior fixed income analyst, a mortgage portfolio manager and a senior economist at the Federal Reserve Bank of New York. Ms. Goodman serves on the board of directors of the real estate investment trust MFA Financial, a director of DBRS Inc., and is an advisor to Amherst Capital Management. Ms. Goodman has a B.A. in Mathematics from the University of Pennsylvania and an A.M. and Ph.D. in Economics from Stanford University.
Marc Grandisson (Age 52; Director since October 2001). Mr. Grandisson was promoted to the position of President and Chief Executive Officer of Arch on March 3, 2018 and was appointed to Arch’s board in March 2018. From January 2016 to March 2018, he was President and Chief Operating Officer of Arch. Prior to that role, he was Chairman and Chief Executive Officer of Arch Worldwide Reinsurance Group from 2005 to 2015, and the Chairman and Chief Executive Officer of Arch Worldwide Mortgage Group from February 2014 to December 2015. He joined Arch Re Bermuda in October 2001 as Chief Actuary. He subsequently held various leadership roles, including Chief Underwriting Officer and Actuary, President and Chief Operating Officer, eventually being named President and Chief Executive Officer at Arch Re Bermuda. Prior to joining Arch, he held various positions with the Berkshire Hathaway Group, F&G Re, Inc. and Tillinghast/Towers Perrin. He holds a B.Sc. in Actuarial Science from Université Laval in Canada and an M.B.A. from The Wharton School of the University of Pennsylvania. He is a Fellow of the Casualty Actuarial Society and a Member of the American Academy of Actuaries. Mr. Grandisson is a citizen of Canada.

Moira Kilcoyne (Age 58; Director since January 2020). Ms. Kilcoyne is the owner of MAK Management Consulting, which she founded in 2016. She is a technology industry veteran with extensive financial services experience. From 2013 to 2016, she served as Co-Chief Information Officer of Morgan Stanley where she co-headed the company’s global technology and data business and she also sat on the firm’s Management Committee. Prior to becoming Co-Chief Information Officer, Ms. Kilcoyne held a number of senior technology roles within Morgan Stanley. She currently serves on the boards of directors of Quilter plc and Citrix Systems, Inc. and she is also a Trustee of Manhattan College. Ms. Kilcoyne has a B.S. in Mathematics from Manhattan College.
Louis J. Paglia (Age 62, Director since July 2014). Mr. Paglia is the founding member of Oakstone Capital LLC, a private investment firm. He previously founded Customer Choice LLC in April 2010, a data analytics company serving the electric utility industry. He previously served as Executive Vice President of UIL Holdings Corporation, an electric utility, contracting and energy infrastructure company. Mr. Paglia also served as UIL Holdings’ Chief Financial Officer and as President of its investment subsidiaries. Prior to joining UIL Holdings, Mr. Paglia was Executive Vice President and Chief Financial Officer of eCredit.com, a credit evaluation software company. Prior to that, Mr. Paglia served as the Chief Financial Officer for TIG Holdings Inc., a property and casualty insurance and reinsurance holding company, and Emisphere Technologies, Inc. He holds a B.S. in Engineering from Massachusetts Institute of Technology and an M.B.A. from The Wharton School of the University of Pennsylvania.
Brian S. Posner (Age 58; Director since November 2010). Mr. Posner has been a private investor since March 2008 and is the President of Point Rider Group LLC, a consulting and advisory services firm focused on financial, bio-pharmaceutical, and other services-related companies. From 2005 to March 2008, Mr. Posner served as the President, Chief Executive Officer and Co-Chief Investment Officer of ClearBridge Advisors, LLC, an asset management company and a wholly owned subsidiary of Legg Mason. Prior to that, Mr. Posner co-founded Hygrove Partners LLC, a private investment fund, in 2000 and served as the Managing Member for five years. He served as a portfolio manager and an analyst at Fidelity Investments from 1987 to 1996 and, from 1997 to 1999, at Warburg Pincus Asset Management/Credit Suisse Asset Management where he also served as Co-Chief Investment Officer and director of research. Mr. Posner currently serves on the board of directors of Biogen Inc. and he is a trustee of the AQR Funds. He holds a B.A. from Northwestern University and an M.B.A. from the University of Chicago Booth School of Business.
Eugene S. Sunshine (Age 70; Director since July 2014). Mr. Sunshine retired at the end of August 2014 as the Senior Vice President for Business and Finance at Northwestern University, the university’s chief financial and administrative officer. Before joining Northwestern in 1997, he was Senior Vice President for Administration at The Johns Hopkins University. Prior to Johns Hopkins, Mr. Sunshine held positions as New York State Deputy Commissioner for Tax Policy and New York State Treasurer as well as Director of Energy Conservation for the New York State Energy Office. He currently is a member of the boards of directors of Chicago Board Options Exchange and Kaufman Hall and Associates. Mr. Sunshine is a former member of the boards of Bloomberg L.P., Keypath Education, National Mentors Holdings and Nuveen Investments. He holds a B.A. from Northwestern University and a Master of Public Administration degree from Syracuse University’s School of Citizenship and Public Affairs.
John D. Vollaro (Age 75; Director since November 2009). Mr. Vollaro has been a Senior Advisor of Arch since April 2009. He was Executive Vice President and Chief Financial Officer of Arch from January 2002 to March 2009 and Treasurer of Arch from May 2002 to March 2009. Prior to joining us, Mr. Vollaro acted as an independent consultant in the insurance industry since March 2000. Prior to March 2000, Mr. Vollaro was President and Chief Operating Officer of W.R. Berkley Corporation from January 1996 and a director from September 1995 until March 2000. Mr. Vollaro was Chief Executive Officer of Signet Star Holdings, Inc., a joint venture between W.R. Berkley Corporation and General Re Corporation, from July 1993 to December 1995. Mr. Vollaro served as Executive Vice President of W.R. Berkley Corporation from 1991 until 1993, Chief Financial Officer and Treasurer of W.R. Berkley Corporation from 1983 to 1993 and Senior Vice President of W.R. Berkley Corporation from 1983 to 1991.
Thomas R. Watjen (Age 65; Director since January 2020). Mr. Watjen has extensive experience in the insurance sector having spent over 20 years at Unum Group and its predecessor, The Provident Companies. From 2003 to 2015, he was President and Chief Executive Officer of Unum Group. Prior to this, Mr. Watjen served as Vice Chairman and Chief Operating Officer of Unum Group from 2002 to 2003 and Executive Vice President, Finance and Risk Management for the company from 1999 to 2002. In 1994, he joined The Provident Companies as Executive Vice President and Chief Financial Officer and was later named Vice Chairman and Chief Operating Officer, a position he held from 1997 to 1999. Prior to Unum Group, Mr. Watjen worked at Morgan Stanley & Co. as Managing Director, Investment Banking from 1987 to 1994. From 1984 to 1987 he worked at Conning & Company in the consulting and venture capital areas, and from 1981 to 1984 he worked with Aetna Life & Casualty in both the investment and finance areas. He currently serves on the boards of directors of LocatorX and Prudential plc. Mr. Watjen also serves on the board of visitors of Virginia Military Institute. He holds a B.A. in Economics from the Virginia Military Institute and an M.B.A. from the University of Virginia, Darden School of Business Administration.
Executive Officers of Arch Capital Group Ltd.
François Morin (Age 52; With AGCL since October 2011). Mr. Morin is Executive Vice President, Chief Financial Officer and Treasurer of Arch, a position he has held since May 2018. Prior to such position, Mr. Morin served as Senior Vice President, Chief Risk Officer and Chief Actuary of Arch, a position he held since May 2015. He joined Arch in October 2011 as Chief Actuary and Deputy Chief Risk Officer. From January 1990 through September 2011, Mr. Morin served in various roles for Towers Watson & Co. and its predecessor firm, Towers Perrin Forster & Crosby, including its actuarial division, Tillinghast. He holds a B.Sc. in Actuarial Science from Université Laval in Canada. He is a Fellow of the Casualty Actuarial Society, a Chartered Financial Analyst, a Chartered Enterprise Risk Analyst and a Member of the American Academy of Actuaries. Mr. Morin is a citizen of Canada.
Nicolas Papadopoulo (Age 57; With AGCL since December 2001). Mr. Papadopoulo is Chairman and Chief Executive Officer of Arch Worldwide Insurance Group and Chief Underwriting Officer for Property and Casualty Operations, executive positions at Arch. From July 2014 to September 2017, Mr. Papadopoulo was Chairman and Chief Executive Officer of Arch Reinsurance Group at Arch. He joined Arch Re Bermuda in December 2001 where he held a variety of underwriting roles. Prior to joining Arch, he held various positions at Sorema N.A. Reinsurance Group, a U.S. subsidiary of Groupama and he was also an insurance examiner with the Ministry of Finance, Insurance Department, in France. Mr. Papadopoulo graduated from École Polytechnique in France and École Nationale de la Statistique et de l’Administration Economique in France with a master’s degree in statistics. He is also a Member of the International Actuarial Association and a Fellow at the French Actuarial Society. Mr. Papadopoulo is a citizen of France.
Maamoun Rajeh (Age 49; With AGCL since December 2001). Mr. Rajeh has served as Chairman and Chief Executive Officer of Arch Worldwide Reinsurance Group since October 2017. From July 2014 to September 2017, he was Chairman and Chief Executive Officer of Arch Re Bermuda. He joined Arch Re Bermuda in 2001 as an underwriter, ultimately becoming Chief Underwriting Officer in November 2005. Most recently, he was President and Chief Executive Officer of Arch Reinsurance Europe Underwriting Designated Activity Company (“Arch Re Europe”) from October 2012 to July 2014. From 1999 to 2001, Mr. Rajeh served as Assistant Vice President at HartRe, a subsidiary of The Hartford Financial Services Group, Inc. Mr. Rajeh also served in several business analysis positions at the United States Fidelity and Guarantee Company between 1992 and 1996 and as an underwriter at F&G Re from 1996 to 1999. He has a B.S. from The Wharton School of Business of the University of Pennsylvania and he is a Chartered Property Casualty Underwriter.
David E. Gansberg (Age 47; With AGCL since December 2001). Mr. Gansberg was promoted to the position of Chief Executive Officer, Global Mortgage Group at ACGL on March 1, 2019, which provides mortgage insurance and reinsurance on a worldwide basis. From February 2013 through February 2019, he was the President and Chief Executive Officer of Arch Mortgage Insurance Company. From July 2007 to February 2013, Mr. Gansberg was Executive Vice President and a director at Arch Reinsurance Company (“Arch Re (U.S.)”). Prior to that, he held various underwriting, operational and strategic roles at Arch Re Bermuda and Arch Capital Services Inc., where he joined in December 2001. Prior to joining Arch, Mr. Gansberg held various positions with ACE Bermuda and Cigna Property and Casualty. He holds a B.S. in Actuarial Mathematics from the University of Michigan.
W. Preston Hutchings (Age 63, With AGCL since July 2005). Mr. Hutchings has served as President of Arch Investment Management Ltd. since April 2006 and Senior Vice President and Chief Investment Officer of Arch since July 2005. Prior to joining Arch, Mr. Hutchings was at RenaissanceRe Holdings Ltd. from 1998 to 2005, serving as Senior Vice President and Chief Investment Officer. Previously, he was Senior Vice President and Chief Investment Officer of Mid Ocean Reinsurance Company Ltd. from January 1995 until its acquisition by XL Group plc in 1998. Mr. Hutchings began his career as a fixed income trader at J.P. Morgan & Co., working for the firm in New York, London and Tokyo. He graduated in 1978 with a B.A. from Hamilton College and received in 1981 an M.A. in Jurisprudence from Oxford University, where he studied as a Rhodes Scholar. Mr. Hutchings is a citizen of Bermuda.

Louis T. Petrillo (Age 54; With AGCL since January 1996). Mr. Petrillo has been President and General Counsel of Arch Capital Services Inc. since April 2002. From May 2000 to April 2002, he was Senior Vice President, General Counsel and Secretary of Arch. From 1996 until May 2000, Mr. Petrillo was Vice President and Associate General Counsel of Arch’s reinsurance subsidiary. Prior to that time, Mr. Petrillo practiced law at the New York firm of Willkie Farr & Gallagher LLP. He holds a B.A. from Tufts University and a law degree from Columbia University.
Directors and Executive Officers of Arch Reinsurance Ltd.
Matthew Dragonetti, 50, is President and Head of Property for Arch Re Bermuda, a position he has held since November 2017. From 2012 to 2017, Mr. Dragonetti was the Head of Worldwide Property. He joined Arch Re Bermuda in November 2001 as a Senior Underwriter for U.S. Treaty Property, ultimately becoming Head of U.S. Property in 2005. Before joining Arch Re Bermuda, he served as Vice President at Odyssey Re and prior to that, he was a Vice President of Property Treaty for Terra Nova (Bermuda) Holdings Ltd. from 1998 to 2000. He started his reinsurance career at F&G Re as an Assistant Vice President international property from 1995 to 1998. Mr. Dragonetti has a B.S in Economics from Pennsylvania State University and an M.B.A. from Northeastern University.
Jerome Halgan, 46, was appointed Chief Executive Officer of Arch Re Bermuda in January 2018. Mr. Halgan joined Arch in 2009 as Senior Underwriter with Arch Re Bermuda in Bermuda before being promoted to Chief Underwriting Officer in June 2012. He then took on the role of President of Arch Re (U.S.) in August 2014, a position he held until January 2016, when he was named Chairman, President and Chief Executive Officer of Arch Re (U.S.) before assuming his current role. Prior to Arch, Mr. Halgan worked with the Berkshire Hathaway Reinsurance Group as a Vice President from 2001 to 2009 and with Sorema N.A. Reinsurance Group from 1996 to 2001 with responsibilities within property underwriting and business analysis. Mr. Halgan holds an M.B.A. from the Stern School of Business and an engineering degree from the École Supérieure d’Électricité in France.
Pierre Jal, 42, was appointed Global Chief Underwriting Officer for Arch Re Bermuda in November 2017. Mr. Jal joined Arch Re Europe as an underwriter/actuary in July 2007. He was appointed to senior international casualty/specialty underwriter in 2011. In 2012, Mr. Jal was appointed Chief Underwriting Officer P&C for Arch Re Europe. He was promoted to Chief Underwriting Officer in 2014. Prior to joining Arch, Mr. Jal held various underwriting and actuarial positions. From 2005 to 2007, he served as Underwriter/Head of Actuarial Department, of Scor Global P&C in Switzerland. From 2004 to 2005, he was a reinsurance underwriter at French Market at Alea in Switzerland. Prior to this, Mr. Jal was an actuarial consultant at GECALUX in Luxembourg from 2002 to 2004. He started his reinsurance career in 2001 as a reinsurance pricing actuary at Gerling Globale Re in France. Mr. Jal holds a Master’s Degree in Actuarial Science and is a fully qualified member of the French Institute of Actuaries.
Maamoun Rajeh – please see biography above.
Roderick Romeo, 51, was appointed Chief Financial Officer for Arch Re Bermuda in October 2018. Mr. Romeo joined Arch Re Bermuda in July 2013 as the Controller of Strategic Ventures. From November 2013 to September 2018, he also served as the Acting-Chief Financial Officer and then the Acting-Chief Accounting Officer of Watford Re Ltd. Prior to joining Arch Re Bermuda, Mr. Romeo was the Controller of Aeolus Reinsurance Ltd., Aeolus Capital Management Ltd. and Aeolus Re Ltd. From 2001 to 2007, he held various financial and accounting positions at several subsidiaries within XL Group Ltd. Mr. Romeo started his career in 1994 with PricewaterhouseCoopers. He graduated in 1994 with a Bachelor of Commerce - Major in Accounting from Saint Mary’s University in Canada. Mr. Romeo is a Chartered Professional Accountant, Chartered Accountant and a member of the Chartered Professional Accountants of Bermuda. Mr. Romeo is a citizen of Bermuda.
Directors and Executive Officers of Gulf Re
Mutlaq Alhusyyan, 42, is a director of Gulf Re. Mr Alhusyyan has been VP Principal Investment Division at Gulf Investment Corporation (“GIC”) since September 1997. His role and duties includes financial and technical analysis of potential investment opportunities and portfolio management. During his time with GIC Mr. Mutlaq has worked on many transactions such as Alafco acquisition and the acquisition of United Steel Company (Saudi). He has also worked in establishing new companies such as Foulath Holding Company (Bahrain) and SULB Company (Bahrain). Mr. Mutlaq was a board member of Foualth Holding, Bahrain Steel, Garmco and United steel company. He currently sits on the board of Al Ezzel Power Company and GulfRe. Mr. Alhusyyan is a citizen of Kuwait.
Talal Al Tawari is a director of Gulf Re. Mr. Al Tawari is Group Head of Global Markets at GIC, which group is responsible all liquid investments such as fixed income, equities, alternative private equities investments in addition to GIC’s treasury activities. Mr. Al Tawari joined GIC in September 1997, managing GIC’s Far East Equity portfolios. In 2004, Mr. Al Tawari was appointed as the Head of GCC Equities division. In March 2015, Mr. Al Tawari was appointed the Head of Global Markets Group (GMG). Prior to joining GIC, Mr. Al Tawari managed Far East equities for the Kuwait Investment Company from 1994 to 1997. From 1989 to 1994 Mr. Al Tawari was with the Marketable Securities Group of Kuwait Foreign Trading Contracting Company (KFTCIC) managing Japanese Fixed Income portfolios. Mr. Al Tawari holds an MBA from Maastricht School of Management, a BA, Kuwait University major in Finance, and is an alumni of Harvard Business School. Mr. Al Tawari is a citizen of Kuwait.
W. Preston Hutchings is a director of Gulf Re. Please see biography above.
Ian Macdonald, 38, is a director of Gulf Re. Mr. Macdonald was hired by Arch Reinsurance Ltd. in Bermuda in the role of Property Underwriter in 2013. Currently working within the Casualty/Specialty team, Mr. Macdonald’s focus is Direct and Facultative Property. During his time with Arch Re, Mr. Macdonald has written Property, Energy, Power and Mining risk on a wholesale and Facultative basis worldwide. Prior to joining Arch Re Mr. Macdonald was a Property Underwriter with Munich Re from 2007 to 2013. Mr. Macdonald is a citizen of the United Kingdom.
Roderick Romeo is a director of Gulf Re. Please see biography above.
Shankar Majrekar, Senior Executive Officer of Gulf Re, has been employed at Gulf Re since February 2008. Mr. Majrekar is a Chartered Accountant with 30 years of insurance and reinsurance experience with companies both in the London market and the Gulf Cooperation Council. In addition, as a Manager at KPMG he gained a wealth of knowledge and experience in general management, financial planning and analysis, taxation and investment management, management accounting and reporting, budget preparation and financial control. Shankar also has particular experience of setting up FSA regulated insurance/reinsurance companies in the United Kingdom. Mr. Majrekar is a citizen of the United Kingdom.
Rizwana Fairoze, Finance Officer of Gulf Re, has been employed at Gulf Re since February 2008. Ms. Fairoze has been in the insurance industry for the past 14 years, with experience in Technical, Financial and Management Accounting. She started her career with AIG Sri Lanka and prior to joining Gulf Re she was working as the Technical Accountant for AIG Middle East. At Gulf Re she assists the Senior Executive Officer in maintaining the accounting records and preparation of the Company’s financial and management accounting and reporting to the management, Board of Directors, Sponsors and regulatory authorities in the UAE. Rizwana holds an advanced diploma in Management Accounting from CIMA in the UK. Ms. Fairoze is a citizen of Sri Lanka.
Directors and Executive Officers of Holdco
Holdco’s sole director is Pierre Jal. Mr. Jal’s business address is Waterloo House, 1st Floor, 100 Pitts Bay Road, Pembroke HM 08, Bermuda. Holdco’s secretary is Carey Olsen Services Bermuda Limited, 2nd Floor, Atlantic House, 11 Par-la-Ville Road, Hamilton HM 11, Bermuda.
Directors and Executive Officers of Merger Sub
Merger Sub’s sole director is Pierre Jal. Mr. Jal’s business address is Waterloo House, 1st Floor, 100 Pitts Bay Road, Pembroke HM 08, Bermuda. Merger Sub’s secretary is Carey Olsen Services Bermuda Limited, 2nd Floor, Atlantic House, 11 Par-la-Ville Road, Hamilton HM 11, Bermuda.
Arch Filing Persons’ Ownership of Watford Shares; Transactions in Watford Shares
As of the date of this proxy statement, ARL owns 2,500,000 common shares, representing approximately 12.6% of the issued and outstanding common shares, and Gulf Re owns 141,985 preference shares, representing approximately 6.6% of the issued and outstanding preference shares.

The following table sets forth information available as of March 9, 2020 with respect to the ownership of common shares and preference shares of Watford, by each director and executive officer of Arch, Arch Re Bermuda and Gulf Re who owns such shares.
	Common Shares		Preference Shares
Name of Beneficial Owner	(A) Number of Watford Common Shares Beneficially Owned	(B) Rule 13d-3 Percentage Owned	(C) Number of Watford Preference Shares Beneficially Owned(1)	(D) Percentage of Class Owned
David E. Gansberg(2)	6,250	*	—	*
Marc Grandisson	125,000	*	—	*
François Morin(3)	6,250	*	—	*
Nicolas Papadopoulo	108,000	*	—	*
John M. Pasquesi(4)	125,000	*	—	*
Brian S. Posner	6,250	*	—	*
Maamoun Rajeh	52,500	*	—	*
W. Preston Hutchings	6,250	*	2,366	*
*	Denotes beneficial ownership of less than 1%
(1)	The purchase price for such shares was $24.50 per share.
(2)	The shares are beneficially owned by Mr. Gansberg and his spouse.
(3)	The shares are beneficially owned by Mr. Morin and his spouse.
(4)	50,631 of such shares are owned directly by Mr. Pasquesi and the balance are held in trusts for the benefit of Mr. Pasquesi’s family.
Other than the Merger Agreement, the Arch Voting and Support Agreement and the Enstar Voting and Support Agreement, and as described below, none of the Arch Filing Persons has conducted any transactions with respect to Watford common shares or preference shares during the past two years.
•	On August 1, 2019, the Company redeemed 458,015 preference shares held by Gulf Re at a redemption price per preference share of $25.19748.
Other than as described below, none of the executive officers or directors of Arch, Arch Re Bermuda or Gulf Re has conducted any transactions with respect to Watford common shares or preference shares during the past 60 days.
•	On October 19, 2020, Mr. Macdonald sold 85 common shares at a price per share of $35.404. On October 28, 2020, Mr. Macdonald sold 80 common shares at a price per share of $35.4295.
•	During the period beginning on November 3, 2020, and ending on December 1, 2020, Mr. Grandisson sold 125,000 common shares at prices ranging from $34.40 per share to 34.74 per share.
•
On November 25, 2020, Mr. Romeo purchased 200 preference shares at a price per share of $25.25 and 800 preference shared at a price per share of $25.40. On December 2, 2020, Mr. Romeo purchased 289 preference shares at a price per share of $25.50.

IMPORTANT INFORMATION REGARDING THE KELSO FILING PERSONS
The Kelso Filing Persons are private equity funds managed by Kelso. The name and present principal occupation or employment, and material occupations, positions, offices or employments for the past five years, of the individuals that exercise control over investments by the Kelso Filing Persons as of May 7, 2020, is set forth below. None of these persons described has been convicted in a criminal proceeding during the past five years, excluding traffic violations or similar misdemeanors, and none of these persons has been a party to any judicial or administrative proceeding during the past five years that resulted in a judgment, decree or final order enjoining the person from future violations of, or prohibiting activities subject to, U.S. federal or state securities laws or a finding of any violation of U.S. federal or state securities laws. Each individual that exercises control over investments by the Kelso Filing Persons as of May 7, 2020 is a citizen of the United States of America. The business address of each such person is c/o Kelso & Company, 320 Park Avenue, New York, NY 10022 and the business telephone number of each such person is (212) 751-3939.
Phil Berney is the Co-Chief Executive Officer of Kelso, an investment partner and a member of the management committee. Mr. Berney joined Kelso in 1999. He spent the preceding eight years at Bear, Stearns & Co. Inc., eventually becoming a Senior Managing Director and Head of the High Yield Capital Markets group. He was previously in High Yield Finance at The First Boston Corporation. Mr. Berney is currently a director of EACOM Timber and Eagle Foods. Mr. Berney received a B.S. in Business Administration from the University of North Carolina at Chapel Hill in 1986, where he was a Morehead-Cain Scholar. He is currently a Trustee and Member of the Executive Committee at The Trinity School of New York City, a member of the Morehead-Cain Scholarship Board and a past member of the Board of Trustees of The Mount Sinai Health System.
Frank Loverro is the Co-Chief Executive Officer of Kelso, an investment partner and a member of the management committee. Mr. Loverro joined Kelso in 1993. He spent the preceding three years in the Private Equity Investment group and High Yield Finance at The First Boston Corporation. Mr. Loverro is currently a director of Physicians Endoscopy and Zenith Energy. Mr. Loverro received a B.A. in Economics with Distinction from the University of Virginia in 1991. He is an Emeritus Trustee of the College Foundation of the University of Virginia and also Co-Chairs its New York Regional Board. Mr. Loverro is currently a member of the Board of Trustees of the Greenwich Country Day School and is also a member of the Board of Trustees of New York-based non-profit organizations Prep for Prep and CMC: Foundation for Change.
Frank Nickell is Kelso’s chairman, a senior advisory partner and a member of the management committee. Mr. Nickell joined Kelso in 1977. He spent the preceding six years practicing as a Certified Public Accountant. Nick is a former director of Bear, Stearns & Co. Inc. and BlackRock, Inc. Mr. Nickell received a B.S. in Business Administration and Accounting from the University of North Carolina at Chapel Hill in 1970. He is currently a Trustee of NYU Hospitals Center.
Lynn Alexander is a managing director and partner, investor relations. Ms. Alexander joined Kelso in 2010. She spent the preceding eight years as an active leader in a variety of non-profit organizations and raising her four children. She spent the previous seven years in the Investment Banking division of Merrill Lynch & Co., eventually becoming Director. She also spent three years as an Associate in the Natural Resources Investment Banking group at Kidder, Peabody & Co. Ms. Alexander earned an M.B.A. with Distinction from the University of Michigan in 1991 and received a B.B.A. in Finance and Accounting from Texas Tech University in 1986. She holds a Certificate in Management Accounting. She has been a member of the Business Advisory Council of the Texas Tech Rawls College of Business since its inception in 2001, chairing the Council from 2012 to 2014. She currently serves as Chairman of the Investment Advisory Committee for the Texas Tech University endowment. She also is a member of the SMU Cox School of Business Executive Board.
Frank Bynum is a managing director and a senior advisory partner. Mr. Bynum joined Kelso in 1987. He spent the preceding two years as an Investment Analyst with New York Life Insurance Company. Mr. Bynum is currently a director of Nivel and US LBM. Mr. Bynum received a B.A. in History from the University of Virginia in 1985. He is currently a Trustee of Prep for Prep, a New York-based non-profit organization, and is an Emeritus Trustee of The College Foundation of the University of Virginia.
David Cohen is a managing director and partner, human capital. Mr. Cohen joined Kelso in 2019. He spent the preceding nine years with American Securities in a similar role in support of their middle market portfolio. He was previously with Bristol-Myers Squibb for more than eight years where he held a number of HR leadership positions including three and a half years based in Singapore as their HR leader for Asia Pacific. Prior to joining BMS in 2001, he was with General Electric for nine years where he held various HR positions in the Company’s Healthcare, Industrial Systems and Plastics businesses. He began his career managing a small rural based development organization in Botswana, Africa as a United States Peace Corps Volunteer. Mr. Cohen earned his B.A. in Economics with distinction in 1986 and an MBA in General Management with high distinction in 1992 from the University of Michigan.
Chris Collins is a managing director, an investment partner and a member of Kelso’s management committee. Mr. Collins joined Kelso in 2001. He spent the preceding two years attending business school and the previous three years as an Analyst at Stonington Partners. Mr. Collins is currently a director of American Beacon, Augusta Sportswear, J.S. Held, Newport Group, Premia Re, Renfro and Risk Strategies. Mr. Collins received an M.B.A. from the Stanford Graduate School of Business in 2001 and received a B.A. in English with honors from Duke University in 1996. He is currently a Trustee of the Brunswick School in Greenwich and a member of the Board of Trustees of Greenwich Youth Lacrosse.
Jim Connors is a managing director and senior advisory counsel. Mr. Connors joined Kelso in 1993. He spent the preceding six years as an Associate with Debevoise & Plimpton, working primarily in their mergers and acquisitions group and securities practice group. Jim earned a J.D. from the University of Virginia, where he was a member of the Order of the Coif and the Law Review, in 1987. He received a B.A. in History from The College of William & Mary in 1984. He is a member of the American Bar Association and the Association of the Bar of the City of New York.
Steve Dutton is a managing director and an investment partner. Mr. Dutton joined Kelso in 2006. He spent the preceding two years in the Investment Banking division of Bear, Stearns & Co. Inc. Mr. Dutton is currently a director of American Beacon, J.S. Held, Newport Group, Premia Re, and Risk Strategies. Mr. Dutton received a B.S. in Commerce with Distinction from the McIntire School of Commerce at the University of Virginia in 2004. He is currently a member of the Advisory Board of Champions for Quality Education, a New York-based non-profit organization.
Matt Edgerton is a managing director and an investment partner. Mr. Edgerton joined Kelso in 2005. He spent the preceding two years in the Investment Banking division of Deutsche Bank. Mr. Edgerton is currently a director of Augusta Sportswear, EACOM Timber, Eagle Foods, Foundation Consumer Healthcare and US LBM. Matt received a B.A. in Economics and History from Duke University in 2003.
Michael Goldberg is a managing director and a senior advisory partner. Mr.Goldberg joined Kelso in 1991. He spent the preceding two years as a Managing Director and Co-head of the Mergers and Acquisitions department at The First Boston Corporation. He spent the previous eleven years practicing corporate law in the Mergers and Acquisitions group of Skadden, Arps, Slate, Meagher & Flom, becoming a Partner in 1980. He spent the previous five years as an Associate at Cravath, Swaine & Moore. Mr. Goldberg earned a J.D. from the University of Virginia, where he was a member of the Order of the Coif and the Law Review, in 1972. He received a B.S. in Business Administration in Finance with high honors from the University of Florida in 1969.
Alec Hufnagel is a managing director and an investment partner. Mr. Hufnagel joined Kelso in 2008. He spent the preceding two years in the Leveraged Finance group of Deutsche Bank. Mr. Hufnagel is currently a director of Individual FoodService and Zenith Energy. Alec received a B.A. in Economics from Dartmouth College in 2006.
Hank Mannix is a managing director and an investment partner. Mr. Mannix joined Kelso in 2004. He spent the preceding two years in the Investment Banking division of Credit Suisse First Boston. Mr. Mannix is currently a director of Elara Caring, Global Ship Lease Inc., Physicians Endoscopy and The Traxys Companies. Mr. Mannix received a B.S. in Math and Economics, magna cum laude, from the College of the Holy Cross in 2001. He is the Chairman of the Board of Trustees for Explore Schools of Brooklyn, four public charter schools located in Brooklyn.
George Matelich is a managing director and a senior advisory partner. Mr. Matelich joined Kelso in 1985. He spent the preceding two years in the Mergers and Acquisitions and Corporate Finance departments at Lehman Brothers Kuhn Loeb. George earned an M.B.A. from the Stanford Graduate School of Business in 1982 and a B.A. in Business Administration, summa cum laude, from the University of Puget Sound in 1978. He was a C.P.A. and holds a C.M.A. Mr. Matelich is Chairman and has been a director since 2008 of the American Prairie Reserve, a privately funded organization working to build America’s largest grassland public park, and is a director of Rx Green Technologies, Square Roots, Survey.com, and Storefront. George is also an advisory director of Investco and US WorldMeds, and is also an advisor to the Investment Committee of the New York Botanical Garden and the University of Puget Sound. He served from 2010 for 6 years on the Stanford Graduate School of Business Advisory Council and he was treasurer of the University of Puget Sound Board of Trustees, on which he served from 1989 for 23 years.

Howard Matlin is a managing director, partner and Kelso’s Chief Financial Officer. Mr. Matlin joined Kelso in 1997. He spent the preceding eight years as Chief Financial Officer and a Principal at Butler Capital Corporation, an investment firm specializing in leveraged buyouts. He spent the previous nine years in various financial management positions at Deloitte & Touche, Colgate-Palmolive and Riverbank America. Mr. Matlin earned an M.B.A. from St. John’s University in 1979, where he graduated beta gamma sigma, and received a B.A. in Political Science from Queens College in 1976. He was a Certified Public Accountant and is a member of the American Institute of Certified Public Accountants and the New York State Society of Certified Public Accountants. He was a founding board member of the New York Chapter of the Private Equity CFO Association and is a former member of The George Washington University School of Business Board of Advisors.
Church Moore is a managing director and an investment partner. Mr. Moore joined Kelso in 1998. For the preceding year, he was an Associate at Investcorp International, Inc. For the previous three years, he was an Analyst in the Corporate Finance group at BT Securities Corporation. Mr. Moore is currently a director of Elara Caring, Foundation Consumer Healthcare and Physicians Endoscopy. Mr. Moore received a B.A. in English, with a concentration in American Studies, from the University of Virginia in 1994. He is currently a member of the New York Regional Board of the College Foundation of the University of Virginia College of the Arts and Sciences.
Michael Nichols is a managing director and partner, capital markets. Prior to joining Kelso, Mr. Nichols was a Vice President in the Leveraged Finance group at Goldman Sachs where he was responsible for originating, structuring and executing leveraged loan and high yield bond financings. Previously, he held capital markets roles at RoundPoint Capital Group and Banc of America Securities. Mr. Nichols received an MBA from Yale University in 2012 and a BS in Industrial and Systems Engineering from Virginia Tech in 2004.
Sandy Osborne is a managing director and an investment partner. Mr. Osborne joined Kelso in 1998. He spent the preceding two years as an Associate at Summit Partners. He spent the previous three years at J.P. Morgan & Co. as an Associate in the Private Equity group and an Analyst in the Financial Institutions group. Mr. Osborne is currently a director of Individual FoodService, The Traxys Companies and US LBM. Mr. Osborne received a B.A. in Government from Dartmouth College in 1993. He is currently a Trustee of Prep for Prep, a New York-based non-profit organization.
Dave Wahrhaftig is a managing director and a senior advisory partner. Mr. Wahrhaftig joined Kelso in 1987. He spent the preceding five years as an Associate Director of Mergers and Acquisitions with Arthur Young & Company. Mr. Wahrhaftig is currently a director of Augusta Sportswear, Nivel and Renfro. Mr. Wahrhaftig earned an M.B.A. from Wake Forest University in 1982 and received a B.A. in Economics from Western Maryland College in 1980. He is currently a Trustee and Chair of the Audit and Compliance Committee of Wake Forest University and a member of the Wake Forest University School of Business Board of Visitors
Tom Wall is a managing director and a senior advisory partner. Mr. Wall joined Kelso in 1983. He spent the preceding three years as a lending officer in the Corporate Division of Chemical Bank. Mr. Wall is currently a director of Augusta Sportswear, Nivel and Renfro. Mr. Wall received a B.S. in Business Administration with special attainments in Commerce from Washington & Lee University in 1980. Mr. Wall is currently the Chairman of the Investment Committee of Washington & Lee, and is also a member of the Investment Committees of Choate Rosemary Hall in Connecticut and The Sacred Heart School in New York City.
William Woo is a managing director, partner and General Counsel and Chief Compliance Officer. Mr. Woo joined Kelso in 2019. He spent the preceding four years as Managing Director and Deputy General Counsel at the Depository Trust and Clearing Corporation. Prior to that, Mr. Woo spent four years as General Counsel and Chief Compliance Officer at North Cove Partners, a private equity firm spun out of Bank of America. During the preceding five years, he held various senior positions at Merrill Lynch and BAML, including lead counsel for BAML Capital Partners. Mr. Woo began his legal career as an Associate in the M&A group of Shearman & Sterling. Mr. Woo earned a J.D. from the Northwestern University School of Law in 2001 and received a B.A. from the University of California, Berkeley in 1995.
Kelso Filing Persons’ Ownership of Watford Shares; Transactions in Watford Shares
None of the persons nor entities described above, nor any associate or majority-owned subsidiary of these persons, beneficially own any common or preference shares of Watford. There have been no transactions in Watford common and preference shares (i) during the prior two years by any of the Kelso Filing Persons, or (ii) during the prior 60 days by any of the Kelso Filing Persons’ officers or directors, or any other person with respect to which disclosure is provided in this section or any associate or majority-owned subsidiary of the foregoing.

IMPORTANT INFORMATION REGARDING THE WARBURG PINCUS FILING PERSONS
WP Windstar Investments Ltd (“WP Windstar”) is an exempted company with limited liability incorporated and existing under the laws of the Cayman Islands. The registered office of WP Windstar is c/o Walkers Corporate Limited, Cayman Corporate Centre, 27 Hospital Road, George Town, Grand Cayman KY1-9008, Cayman Islands. WP Windstar is directly wholly owned by the Warburg Pincus Entities.
Each of the Warburg Pincus Entities is an exempted limited partnership established under the laws of the Cayman Islands. The registered office of each of the Warburg Pincus Entities is c/o Walkers Corporate Limited, Cayman Corporate Centre, 27 Hospital Road, George Town, Grand Cayman KY1-9008, Cayman Islands. The general partner of each of Warburg Pincus (Callisto) Global Growth (Cayman), L.P., Warburg Pincus (Europa) Global Growth (Cayman), L.P., Warburg Pincus Global Growth-B (Cayman), L.P., Warburg Pincus Global Growth-E (Cayman), L.P., Warburg Pincus Global Growth Partners (Cayman), L.P., and WP Global Growth Partners (Cayman), L.P. is Warburg Pincus (Cayman) Global Growth GP, L.P. (“WPGG Cayman GP”), an exempted limited partnership established under the laws of the Cayman Islands. The general partner of WPGG Cayman GP is Warburg Pincus (Cayman) Global Growth GP LLC (“WPGG Cayman GP LLC”), a Delaware limited liability company. The general partner of each of Warburg Pincus Financial Sector (Cayman), L.P., Warburg Pincus Financial Sector-D (Cayman), L.P., and Warburg Pincus Financial Sector Partners (Cayman), L.P. is Warburg Pincus (Cayman) Financial Sector GP, L.P. (“WPFS Cayman GP”), an exempted limited partnership established under the laws of the Cayman Islands. The general partner of WPFS Cayman GP is Warburg Pincus (Cayman) Financial Sector GP LLC (“WPFS Cayman GP LLC”), a Delaware limited liability company.
Warburg Pincus Partners II (Cayman), L.P. (“WPP II Cayman”), an exempted limited partnership established under the laws of the Cayman Islands, is the managing member of WPGG Cayman GP LLC and WPFS Cayman GP LLC. The general partner of WPP II Cayman is Warburg Pincus (Bermuda) Private Equity GP Ltd. (“WP Bermuda GP”), an exempted company established under the laws of Bermuda. Charles R. Kaye is the Director and Chairman of WP Bermuda GP. Warburg Pincus, a New York limited liability company, is the manager of each of the Warburg Pincus Entities.
The following table sets forth information regarding the directors of WP Windstar as of the date of this Proxy Statement, and, as of the date of this Proxy Statement, WP Windstar does not have any executive officers.
Directors	Present Principal Occupation
Steven G. Glenn	Chief Operating Officer and Chief Financial Officer at Warburg Pincus
David Sreter	Managing Director at Warburg Pincus
Tara E. O’Neill	Senior Vice President at Warburg Pincus
The following table sets forth information regarding the executive officers of Warburg Pincus as of the date of this Proxy Statement, and, as of the date of this Proxy Statement, Warburg Pincus does not have any directors.
Officers	Present Principal Occupation
Charles R. Kaye	Chief Executive Officer at Warburg Pincus
Robert B. Knauss	Chief Compliance Officer at Warburg Pincus
Steven G. Glenn	Chief Operating Officer and Chief Financial Officer at Warburg Pincus
Timothy F. Geithner	President at Warburg Pincus
Each of the persons described above has been in his or her current position for the past five years, except for Mr. Steven G. Glenn who has served as Chief Operating Officer at Warburg Pincus since November 2020 and, prior to that, has served, and continues to serve, as Chief Financial Officer at Warburg Pincus during the past five years. Each of the persons described above is a citizen of the United States of America.
None of the persons nor entities described above has been convicted in a criminal proceeding during the past five years, excluding traffic violations or similar misdemeanors, and none of these persons has been a party to any judicial or administrative proceeding during the past five years that resulted in a judgment, decree or final order enjoining the person from future violations of, or prohibiting activities subject to, U.S. federal or state securities laws or a finding of any violation of U.S. federal or state securities laws.

The business address and telephone number of each of the persons and entities described above is c/o Warburg Pincus LLC, 450 Lexington Ave, New York, NY 10017, (212) 878-0600. The principal business of each of the foregoing entities is private equity investment activities.
Warburg Pincus Filing Persons’ Ownership of Watford Shares; Transactions in Watford Shares
None of the persons nor entities described above, nor any associate or majority-owned subsidiary of these persons, beneficially own any common or preference shares of Watford. There have been no transactions in Watford’s common and preference shares (i) during the prior two years by any of the Warburg Pincus Filing Persons, or (ii) during the prior 60 days by any of the Warburg Pincus Filing Persons’ officers or directors, or any other person with respect to which disclosure is provided in this section or any associate or majority-owned subsidiary of the foregoing.

APPRAISAL RIGHTS
Under Bermuda law, in the event of a merger of a Bermuda company with another Bermuda company or foreign corporation, any shareholder of the Bermuda company is entitled to receive fair value for its shares. For purposes of Section 106(2)(b)(i) of the Bermuda Companies Act, the Board of Directors considers the fair value for each common share to be $35.00, without interest and less any applicable withholding taxes, and that the continuation of each issued and outstanding preference share as a preference share of the surviving company with the same dividend and other relative rights, preferences, limitations and restrictions as are now provided to the preference shares constitutes the fair value for each issued and outstanding preference share.
Any Company shareholder who is not satisfied that it has been offered fair value for its shares and whose shares are not voted in favor of the Merger Proposal may exercise its appraisal rights under the Bermuda Companies Act to have the fair value of its shares appraised by the Bermuda Court. Persons owning beneficial interests in shares but who are not shareholders of record should note that only persons who are shareholders of record are entitled to make an application for appraisal. Any Company shareholder intending to exercise appraisal rights must file its application for appraisal of the fair value of its shares with the Bermuda Court within one month of the date the notice convening the special general meeting to approve the merger has been given. The notice delivered with this proxy statement constitutes this notice. Under the Company’s bye-laws, notice of a special meeting is deemed to have been served seven days after the notice is deposited, with postage prepaid, in the mail. The Company expects to complete the mailing of this proxy statement on or about [•], 2021 and, accordingly, the Company expects that shareholders of the Company who wish to exercise their appraisal rights will have until on or about [•], 2021 to apply to the Bermuda Court. There are no statutory rules and only limited decisions of the Bermuda Court prescribing in detail the operation of the provisions of the Bermuda Companies Act governing appraisal rights that are set forth in Section 106 of the Bermuda Companies Act or the process of appraisal by the Bermuda Court; the Bermuda Court retains considerable discretion as to the precise methodology that it would adopt when determining the fair value of shares in an appraisal application under the Bermuda Companies Act.
If a Company shareholder votes in favor of the Merger Proposal at the special general meeting, such shareholder will have no right to apply to the Bermuda Court to appraise the fair value of its shares, and instead, if the merger is consummated, and as discussed in the section of this proxy statement titled “The Merger Agreement—Effects of the Merger on the Shares of the Company and Merger Sub,” each common share of such shareholder will be canceled and converted into the right to receive the Merger Consideration and each preference share will continue as a preference share in the surviving company with the same rights, preferences and voting powers as the preference shares . Voting against the merger, or not voting, will not in itself satisfy the requirements for notice and exercise of a shareholder’s right to apply for appraisal of the fair value of its shares.
A FAILURE OF A DISSENTING SHAREHOLDER TO AFFIRMATIVELY VOTE AGAINST THE MERGER PROPOSAL WILL NOT CONSTITUTE A WAIVER OF ITS RIGHT TO HAVE THE FAIR VALUE OF ITS COMMON SHARES APPRAISED, PROVIDED THAT SUCH SHAREHOLDER DOES NOT VOTE IN FAVOR OF THE MERGER PROPOSAL.
In any case where a registered holder of shares has made an appraisal application, in respect of the shares held by such dissenting shareholder, and the merger has been made effective under Bermuda law before the Bermuda Court’s appraisal of the fair value of such dissenting shares, then the dissenting shareholder shall be entitled to receive the Merger Consideration and, if the fair value of the dissenting shares is later appraised by the Bermuda Court to be greater than the value of them Merger Consideration, such dissenting shareholder will be paid the difference, between the amount paid to him as the Merger Consideration and the value appraised by the court within one month of the Bermuda Court’s appraisal.
In any case where the value of the dissenting shares held by a dissenting shareholder is appraised by the Bermuda Court before the merger has been made effective under Bermuda law, then the surviving company will be required to pay the dissenting shareholder within one month of the Bermuda Court’s appraisal an amount equal to the value of the dissenting shares appraised by the Bermuda Court, unless the merger is terminated under the terms of the Merger Agreement, in which case no payment shall be made. However, it is anticipated that, subject to having obtained the requisite approval, the merger would have proceeded prior to the appraisal by the Bermuda Court.
A shareholder that has exercised appraisal rights has no right of appeal from an appraisal made by the Bermuda Court. The responsibility for apportioning the costs of any application to the Bermuda Court under Section 106 of the Bermuda Companies Act will be in the discretion of the Bermuda Court.

The relevant portion of Section 106 of the Bermuda Companies Act in relation to appraisal rights is as follows:
•
“(6) Any shareholder who did not vote in favor of the amalgamation or merger and who is not satisfied that he has been offered fair value for his shares may within one month of the giving of the notice referred to in subsection (2) apply to the Court to appraise the fair value of his shares.

•
(6A) Subject to subsection (6B), within one month of the Court appraising the fair value of any shares under subsection (6) the company shall be entitled either - (a) to pay to the dissenting shareholder an amount equal to the value of his shares as appraised by the Court; or (b) to terminate the amalgamation or merger in accordance with subsection (7).

•
(6B) Where the Court has appraised any shares under subsection (6) and the amalgamation or merger has proceeded prior to the appraisal then, within one month of the Court appraising the value of the shares, if the amount paid to the dissenting shareholder for his shares is less than that appraised by the Court, the amalgamated or surviving company shall pay to such shareholder the difference between the amount paid to him and the value appraised by the Court.

•	(6C) No appeal shall lie from an appraisal by the Court under this section.
•	(6D) The costs of any application to the Court under this section shall be in the discretion of the Court.
•
(7) An amalgamation agreement or merger agreement may provide that at any time before the issue of a certificate of amalgamation or merger the agreement may be terminated by the directors of an amalgamating or merging company, notwithstanding approval of the agreement by the shareholders of all or any of the amalgamating or merging companies.”

SHAREHOLDERS WHO HOLD THEIR SHARES IN BANK OR BROKERAGE ACCOUNTS OR OTHER NOMINEE FORMS, AND WHO WISH TO EXERCISE APPRAISAL RIGHTS, SHOULD CONSULT WITH THEIR BANKS, BROKERAGE FIRMS AND OTHER NOMINEES, AS APPLICABLE, TO DETERMINE THE APPROPRIATE PROCEDURES FOR THE BANK, BROKERAGE FIRM OR OTHER NOMINEE HOLDER TO MAKE A DEMAND FOR APPRAISAL OF THOSE COMPANY COMMON SHARES OR PREFERENCE SHARES. A PERSON HAVING A BENEFICIAL INTEREST IN SHARES HELD OF RECORD IN THE NAME OF ANOTHER PERSON, SUCH AS A BANK, BROKERAGE FIRM AND OTHER NOMINEE MUST ACT PROMPTLY TO CAUSE THE RECORD HOLDER TO FOLLOW PROPERLY AND IN A TIMELY MANNER THE STEPS NECESSARY TO PERFECT APPRAISAL RIGHTS.
A shareholder who elects to exercise appraisal rights under Section 106(6) of the Bermuda Companies Act should, in addition to making an application to the Bermuda Court, mail or deliver a written demand to:
Watford Holdings Ltd.
Attention: Company Secretary
Waterloo House, 1st Floor
100 Pitts Bay Road
Pembroke HM 08, Bermuda

ADVISORY VOTE ON MERGER RELATED COMPENSATION
The Advisory (Non-Binding) Proposal
Section 14A of the Exchange Act, which was enacted as part of the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, requires that we provide our shareholders with the opportunity to vote to approve, on an advisory (non-binding) basis, the payment of certain compensation that will or may become payable by the Company to its named executive officers in connection with the merger, as disclosed in the section of this proxy statement entitled “Special Factors—Interests of the Company’s Directors and Executive Officers in the Merger” beginning on page [51].
Accordingly, we are seeking approval of the following resolution at the special general meeting:
“RESOLVED, that the holders of common shares of Watford Holdings Ltd. approve, on a non-binding advisory basis, the compensation that will or may become payable to Watford Holdings Ltd.’s named executive officers that is based on or otherwise relates to the merger as disclosed pursuant to Item 402(t) of Regulation S-K in the section entitled “Special Factors—Interests of the Company’s Directors and Executive Officers in the Merger” in Watford Holdings Ltd.’s proxy statement for the special general meeting.”
The advisory (non-binding) proposal to approve specified compensation that may become payable to the named executive officers of the Company in connection with the merger requires the affirmative vote of a majority of the votes cast by holders of common shares at the special general meeting.
Shareholders should note that this proposal is not a condition to completion of the merger, and as an advisory vote, the result will not be binding on the Company, the Board or Holdco. Further, the underlying plans and arrangements are contractual in nature and not, by their terms, subject to shareholder approval. Accordingly, regardless of the outcome of the advisory vote, if the merger is consummated, the Company’s named executive officers will be eligible to receive the compensation that is based on or otherwise relates to the merger in accordance with the terms and conditions applicable to those payments.
Board of Directors Recommendation
The Board of Directors recommends that you vote “FOR” the proposal to approve, by advisory (non-binding) vote, compensation that will or may become payable by the Company to its named executive officers in connection with the merger.
The Arch Directors did not participate in the Board’s deliberations relating to the compensation payable in connection with the merger and, did not participate in the vote to approve such compensation, and are not making any recommendation with respect to any proposal in this proxy statement.

ELIMINATING DUPLICATIVE PROXY MATERIALS
The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for annual general meeting materials with respect to two or more shareholders sharing the same address by delivering a single set of annual general meeting materials or Notice of Internet Availability of Proxy Materials to those shareholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for shareholders and cost savings for companies.
This year, a number of brokers with account holders who are Watford Holdings Ltd. shareholders will be “householding” the Company’s proxy materials. A single set of annual general meeting materials will be delivered to multiple shareholders sharing an address unless contrary instructions have been received from the affected shareholders. Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate set of annual general meeting materials, please notify your broker or Watford Holdings Ltd. Direct your written request to Company Secretary, Watford Holdings Ltd., Waterloo House, 1st Floor, 100 Pitts Bay Road, Pembroke HM 08, Bermuda and your telephonic request to +1 (441) 278-3455. Shareholders who currently receive multiple copies of the annual general meeting materials at their addresses and would like to request “householding” of their communications should contact their brokers.

SUBMISSION OF SHAREHOLDER PROPOSALS
If the merger is completed, the common shares will no longer be publicly traded, and the current holders of Watford common shares (other than ARL) will cease to have any ownership interest in the common shares of the Company and, accordingly, will not be entitled to attend an annual general meeting of shareholders in 2021. If the merger is not completed, you will continue to be entitled to attend and participate in the Company’s annual general meetings of shareholders. We will hold an annual general meeting of shareholders in 2021 only if the merger has not already been completed. In order to submit shareholder proposals for the 2021 annual general meeting of shareholders for inclusion in the Company’s proxy statement, the proposals must comply with all of the requirements of SEC Rule 14a-8. Pursuant to SEC Rule 14a-8, a shareholder proposal must be received at the company’s principal executive offices not less than 120 calendar days before the date of the company’s proxy statement released to shareholders in connection with the previous year’s annual meeting. However, if the date of the annual meeting has been changed by more than 30 days from the date of the previous year’s annual meeting, then the deadline is a reasonable time before the company begins to print and send its proxy materials. Accordingly, unless the 2021 annual general meeting is more than 30 days before or more than 30 days after June 12, 2021, materials must be received by the Secretary at the Company’s principal office at that time, currently at Waterloo House, 1st Floor, 100 Pitts Bay Road, Pembroke HM 08, Bermuda, no later than February 13, 2021. In order to be included in the proxy statement, these proposals must comply with the requirements as to form and substance established by the SEC for such proposals.
In addition, in the case of a shareholder who wishes to make a proposal at the 2021 annual general meeting of shareholders without including the proposal in the Company’s proxy statement, the Company’s bye-laws establish an advance notice procedure for shareholders to nominate candidates for election as directors or to bring other business before an annual general meeting of shareholders. The Company’s bye-laws provide that any shareholder wishing to nominate persons for election as directors at, or bring other business before, an annual general meeting must deliver to the Company’s Secretary a written notice of the shareholder’s intention to do so. To be timely, the shareholder’s notice must be delivered to, or mailed and received by, us not less than 90 days nor more than 120 days before the anniversary date of the preceding annual general meeting, except that if the annual general meeting is set for a date that is not within 30 days before or after such anniversary date, the Company must receive the notice no earlier than 120 days prior to an annual general meeting and no later than 70 days prior to the date of such annual general meeting or the tenth day following the date on which public announcement of the annual general meeting was made. Accordingly, unless the 2021 annual general meeting is more than 30 days before or more than 30 days after June 12, 2021, any notice given by or on behalf of a shareholder in connection with the 2021 annual general meeting pursuant to these provisions of the Company’s bye-laws (and not pursuant to Securities Exchange Act Rule 14a-8) must be received no earlier than February 13, 2021 and no later than March 14, 2021.
The Company’s bye-laws specify certain requirements regarding the form and content of such a notice. For a complete description of the procedures and disclosure requirements to be complied with by shareholders in connection with submitting director nominations and other proposals, shareholders should refer to the Company’s bye-laws.

WHERE YOU CAN FIND ADDITIONAL INFORMATION
We file annual, quarterly and current reports, proxy statements and other information with the SEC, pursuant to the Exchange Act. Those filings are available to the public from the SEC’s website at http://www.sec.gov. Investors may also obtain the Company’s SEC filings in connection with the transaction, free of charge, by directing a request to Watford Holdings Ltd., Attention: Company Secretary, Waterloo House, 1st Floor, 100 Pitts Bay Road, Pembroke HM 08, Bermuda. The information contained in the Company’s SEC filings is not part of this proxy statement, other than the documents that we file with the SEC that are incorporated by reference into this proxy statement.
Because the merger is a “going-private” transaction, Arch, the Company and Merger Sub have filed with the SEC a Transaction Statement on Schedule 13E-3 with respect to the merger. The Schedule 13E-3, including any amendments and exhibits filed or incorporated by reference as a part of it, is available for inspection as set forth above. The Schedule 13E-3 will be amended to report promptly any material change in the information set forth in the most recent Schedule 13E-3 filed with the SEC.
The SEC allows us to “incorporate by reference” into this proxy statement documents we file with the SEC. This means that we can disclose important information to you by referring you to those documents. The information incorporated by reference is considered to be a part of this proxy statement and, with respect to this proxy statement but not with respect to the Schedule 13E-3, later information that we file with the SEC will update and supersede such information. Information in documents that is deemed, in accordance with SEC rules, to be furnished and not filed is not deemed to be incorporated by reference into this proxy statement. We incorporate by reference the documents listed below and, with respect to this proxy statement but not with respect to the Schedule 13E-3, any documents filed by us pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act after the date of this proxy statement and prior to the date of the special general meeting:
•	the Company’s Annual Report on Form 10-K for the Fiscal Year Ended December 31, 2019;
•	the Company’s Quarterly Reports on Form 10-Q for the periods ended September 30, 2020, June 30, 2020 and March 31, 2020;
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information responsive to Part III of the Company’s Annual Report on Form 10-K for the Fiscal Year Ended December 31, 2019, from the Company’s Definitive Proxy Statement on Schedule 14A, as supplemented, filed with the SEC on April 14, 2020; and

•
the Company’s Current Reports on Form 8-K filed with the SEC on January 28, 2020, February 28, 2020 (but only with respect to Item 5.02), June 18, 2020, October 9, 2020, October 13, 2020, October 19, 2020, October 29, 2020 (but only with respect to Item 5.02) and November 2, 2020.

We will amend the Schedule 13E-3 to incorporate by reference any additional documents that we may file with the SEC under Section 13 (a), 13(c), 14 or 15(d) of the Exchange Act after the date of this proxy statement and prior to the date of the special general meeting to the extent required to fulfill the Company’s obligations under the Exchange Act.
No persons have been authorized to give any information or to make any representations other than those contained in this proxy statement and, if given or made, such information or representations must not be relied upon as having been authorized by us or any other person. This proxy statement is dated [•], 2021. You should not assume that the information contained in this proxy statement is accurate as of any date other than that date, and the mailing of this proxy statement to shareholders will not create any implication to the contrary.

Annex A
AGREEMENT AND PLAN OF MERGER
Dated as of October 9, 2020
among
WATFORD HOLDINGS LTD.,
ARCH CAPITAL GROUP LTD.,
and
GREYSBRIDGE LTD.
The schedules to the Agreement and Plan of Merger have been omitted from this filing pursuant to Item 601(b)(2) of Regulation S-K. The Company will furnish copies of such schedules to the SEC upon its request; provided, however, that the Company may request confidential treatment pursuant to Rule 24b-2 of the Exchange Act for any schedule so furnished.

EXHIBITS
Exhibit A Statutory Merger Agreement
SCHEDULES
Schedule 1-A Knowledge of the Company
Schedule 1-B Knowledge of Parent

AGREEMENT AND PLAN OF MERGER (this “Agreement”), dated as of October 9, 2020, by and among WATFORD HOLDINGS LTD., a Bermuda exempted company limited by shares (the “Company”), ARCH CAPITAL GROUP LTD., a Bermuda exempted company limited by shares (“Parent”), and GREYSBRIDGE LTD., a Bermuda exempted company limited by shares and a wholly owned subsidiary of Parent (“Merger Sub”). Capitalized terms used in this Agreement have the respective meanings specified in Section 9.03.
WHEREAS, the Company, Parent and Merger Sub desire to effect the Merger, pursuant to which Merger Sub shall be merged with and into the Company, with the Company continuing as the surviving company, and each Common Share issued and outstanding shall be converted into the right to receive the Merger Consideration, except as otherwise provided in this Agreement;
WHEREAS, the Company Board has (i) determined that the Merger Consideration constitutes fair value for each Common Share in accordance with the Bermuda Companies Act, (ii) determined that the terms of this Agreement, the Statutory Merger Agreement, the Merger and the other transactions contemplated hereby and thereby are fair and in the best interests of the Company and its shareholders, (iii) approved and declared advisable the execution, delivery and performance of this Agreement and the Statutory Merger Agreement and the transactions contemplated hereby and thereby, including the Merger, and (iv) resolved, subject to the terms and conditions set forth in this Agreement, to recommend to the Company’s shareholders that the Company’s shareholders vote in favor of the adoption and approval of this Agreement and the Statutory Merger Agreement and the transactions contemplated hereby and thereby, including the Merger, at the Company Shareholders Meeting;
WHEREAS, the Parent Board and the Merger Sub Board have each unanimously approved this Agreement and the Statutory Merger Agreement and declared it advisable for Parent and Merger Sub, respectively, to enter into this Agreement and the Statutory Merger Agreement and to consummate the transactions contemplated hereby and thereby, and in the case of the Parent Board, unanimously resolved, in accordance with the terms of the Voting and Support Agreement, for Arch Reinsurance Ltd. to vote all of its Common Shares and Gulf Reinsurance Ltd. to vote all of its 8½% Preference Shares in favor of the adoption and approval of this Agreement and the Statutory Merger Agreement and the transactions contemplated hereby and thereby, including the Merger, at the Company Shareholders Meeting;
WHEREAS, the Merger Sub Board has recommended adoption and approval of this Agreement and the Statutory Merger Agreement by Parent, as its sole shareholder;
WHEREAS, Parent, as sole shareholder of Merger Sub, has adopted and approved this Agreement and the Statutory Merger Agreement;
WHEREAS, concurrently with the execution and delivery of this Agreement, the Company, Arch Reinsurance Ltd. and Gulf Reinsurance Ltd. are entering into a voting and support agreement (the “Voting and Support Agreement”), pursuant to which Arch Reinsurance Ltd. and Gulf Reinsurance Ltd. have agreed, among other things, to vote all of its Common Shares, in the case of Arch Reinsurance Ltd., and 8½% Preference Shares, in the case of Gulf Reinsurance Ltd., in favor of the adoption and approval of this Agreement and the Statutory Merger Agreement and the transactions contemplated hereby and thereby, including the Merger, at the Company Shareholders Meeting, on the terms and subject to the conditions set forth in the Voting and Support Agreement; and
WHEREAS, the Company, Parent and Merger Sub desire to make certain representations, warranties, covenants and agreements in connection with the Merger and also to prescribe various conditions to the Merger.
NOW, THEREFORE, in consideration of the foregoing and the representations, warranties and covenants herein and intending to be legally bound, the parties hereto agree as follows:
ARTICLE I
THE MERGER
Section 1.01. The Merger. On the terms and subject to the conditions set forth in this Agreement and the Statutory Merger Agreement, and pursuant to Section 104H of the Companies Act 1981 of Bermuda, as amended (the “Bermuda Companies Act”), at the Effective Time, Merger Sub shall be merged with and into the Company (the “Merger”). At the Effective Time, the separate corporate existence of Merger Sub shall cease and the Company shall continue as the surviving company in the Merger (the “Surviving Company”).
Section 1.02. Closing. The closing (the “Closing”) of the Merger shall take place at the offices of Cahill Gordon & Reindel LLP, 32 Old Slip, New York, NY 10005, or remotely by exchange of documents and signatures

(or their electronic counterparts), at 9:00 a.m. Eastern time within three (3) Business Days following the satisfaction or (to the extent permitted by Law) waiver by the party or parties entitled to the benefits thereof of the conditions set forth in Article VII (other than those conditions that by their nature are to be satisfied at the Closing, but subject to the satisfaction or (to the extent permitted by Law) waiver of those conditions) or at such other place, time and date as shall be agreed in writing between the Company and Parent; provided, however, that if all of the conditions set forth in Section 7.01, Section 7.02 and Section 7.03(a), Section 7.03(b), 7.03(c) and Section 7.03(e) have been satisfied or waived (other than those conditions that by their nature are to be satisfied at the Closing, but subject to the satisfaction or (to the extent permitted by Law) waiver of those conditions) but the condition set forth in Section 7.03(d) has not been satisfied, then the Company may elect at any time, or from time to time, during the three (3) months following the date on which the conditions to Closing, other than the condition set forth in Section 7.03(d), have first been satisfied or (to the extent permitted by Law) waived, to deliver another Preliminary Non-Investment Grade Portfolio Certificate with a view to satisfying the condition set forth in Section 7.03(d) (the last day of such three (3) month period, the “Extended Condition Date”), and the Closing shall take place on the third (3rd) Business Day following the satisfaction of the condition set forth in Section 7.03(d) (or such other day as mutually agreed by the parties hereto), assuming that on such date all other conditions set forth in Article VII (other than those conditions that by their nature are to be satisfied at the Closing, but subject to the satisfaction or (to the extent permitted by Law) waiver of those conditions) have been satisfied or waived by the party or parties entitled to the benefits thereof. The date on which the Closing occurs is referred to in this Agreement as the “Closing Date.”
Section 1.03. Effective Time. On the terms and subject to the conditions set forth in this Agreement and the Statutory Merger Agreement, the Company, Parent and Merger Sub will (a) on the Closing Date, execute and deliver the Statutory Merger Agreement, (b) on or prior to the Closing Date, cause an application for registration of the Surviving Company (the “Merger Application”) to be executed and delivered to the Registrar of Companies in Bermuda (the “Registrar”) as provided under Section 108 of the Bermuda Companies Act and to be accompanied by the documents required by Section 108(2) of the Bermuda Companies Act and (c) cause to be included in the Merger Application a request that the Registrar issue the certificate of merger with respect to the Merger (the “Certificate of Merger”) on the Closing Date at the time of day mutually agreed upon by the Company and Parent and set forth in the Merger Application. The Merger shall become effective upon the issuance of the Certificate of Merger by the Registrar or such other time and date as shall be set forth in the Certificate of Merger. The Company, Parent and Merger Sub agree that they will request that the Registrar provide in the Certificate of Merger that the effective date of the Merger be the Closing Date (the “Effective Time”).
Section 1.04. Effects. The Merger shall have the effects set forth in this Agreement and Section 109(2) of the Bermuda Companies Act. Without limiting the generality of the foregoing, and subject thereto, from and after the Effective Time, and unless otherwise stated in this Agreement, all property, rights, privileges, immunities, powers, franchises, licenses, and authority of the Company and Merger Sub shall vest in the Surviving Company.
Section 1.05. Memorandum of Association and Bye-laws. The memorandum of association and the bye-laws of the Surviving Company shall, at the Effective Time, by virtue of the Merger and without any further action, be in the form of the bye-laws of the Company as in effect immediately prior to the Effective Time until thereafter changed or amended as provided therein or by applicable Law.
Section 1.06. Directors and Officers of Surviving Company. The directors of Merger Sub immediately prior to the Effective Time shall be the directors of the Surviving Company until the earlier of their death, resignation or removal or until their respective successors are duly elected and qualified, as the case may be, in accordance with the bye-laws of the Surviving Company. The officers of Merger Sub immediately prior to the Effective Time shall be the officers of the Surviving Company until the earlier of their death, resignation or removal or until their respective successors are duly elected or appointed and qualified, as the case may be, in accordance with the bye-laws of the Surviving Company.
ARTICLE II
EFFECT ON THE SHARE CAPITAL OF THE CONSTITUENT ENTITIES;
EXCHANGE OF CERTIFICATES
Section 2.01. Effect on Share Capital. At the Effective Time, by virtue of the Merger and without any action on the part of the Company, Parent, Merger Sub or any holder of any of the common shares, par value $0.01 per share, of the Company (the “Common Shares”) or any of the 8½% cumulative redeemable preference shares, par value $0.01 per share, of the Company (the “8½% Preference Shares”) or any of the common shares, par value $0.01 per share, of Merger Sub (the “Merger Sub Common Shares”):

(a)
Conversion of Merger Sub Common Shares. Each Merger Sub Common Share issued and outstanding immediately prior to the Effective Time shall be converted into one fully paid and nonassessable common share, par value $0.01 per share, of the Surviving Company with the same rights, powers and privileges as the shares so converted and, together with the 8½% Preference Shares issued and outstanding immediately prior to the Effective Time, shall constitute the only issued and outstanding share capital of the Surviving Company.

(b)
Cancellation of Parent-Owned Shares and Subsidiary-Owned Shares. Each Common Share that is owned by Parent or Merger Sub, or the Company as a treasury share, or any of their respective direct or indirect wholly owned Subsidiaries immediately prior to the Effective Time shall no longer be issued and outstanding and shall automatically be canceled and shall cease to exist, and no consideration shall be delivered in exchange therefor.

(c)
Conversion of Common Shares. Subject to Sections 2.02, 2.03 and 2.04, each Common Share issued and outstanding immediately prior to the Effective Time (other than shares to be canceled in accordance with Section 2.01(b)) shall, subject to Section 2.03, be converted into the right to receive $31.10 in cash, without interest (the “Merger Consideration”). All such Common Shares, when so converted, shall no longer be issued and outstanding and shall automatically be canceled and shall cease to exist, and each holder of a certificate (or evidence of shares in book-entry form (such shares, “Book-Entry Shares”)) that immediately prior to the Effective Time represented any such Common Shares (each, a “Certificate”) shall cease to have any rights with respect thereto, except the right to receive the Merger Consideration. Notwithstanding the foregoing, if between the date of this Agreement and the Effective Time the issued and outstanding Common Shares shall have been changed into a different number of shares or a different class, by reason of any bonus issue, subdivision, reclassification, recapitalization, consolidation or exchange of shares, or any similar event shall have occurred, then any number or amount contained herein which is based upon the number of Common Shares will be appropriately adjusted to provide to the holders of Common Shares, Company PSUs and Company RSUs, as applicable, the same economic effect as contemplated by this Agreement prior to such event; provided that nothing in this Section 2.01(c) shall be construed to permit the Company to take any action that is otherwise prohibited by the terms of this Agreement.

(d)
Conversion of Preference Shares. Each 8½% Preference Share issued and outstanding immediately prior to the Effective Time shall be converted into one Surviving Company Preference Share with the same rights, preferences and voting powers as the 8½% Preference Shares so that each holder of 8½% Preference Shares owns the same number of Surviving Company Preference Shares immediately after the Effective Time as such entity owned of 8½% Preference Shares immediately prior to the Effective Time.

Section 2.02. Exchange of Certificates; Payment Fund.
(a)
Paying Agent. Prior to the Effective Time, Parent shall appoint a bank or trust company reasonably acceptable to the Company to act as paying agent (the “Paying Agent”) for the payment and delivery of the Merger Consideration pursuant to this Article II. Prior to the Effective Time, Parent shall deposit, or cause to be deposited, with the Paying Agent for payment in accordance with this Article II through the Paying Agent, cash sufficient to pay the Merger Consideration. All such cash deposited with the Paying Agent is hereinafter referred to as the “Payment Fund.” Parent shall pay all charges and expenses, including those of the Paying Agent, in connection with the exchange of Common Shares for the Merger Consideration.

(b)
Letter of Transmittal. As promptly as reasonably practicable after the Effective Time (and in any event within three (3) Business Days after the Effective Time), Parent shall cause the Paying Agent to send to each holder of record of Common Shares whose Common Shares were converted pursuant to Section 2.01(c) into the right to receive the Merger Consideration (i) a form of letter of transmittal (the “Letter of Transmittal”) which shall specify that delivery shall be effected and risk of loss and title shall pass (A) with respect to shares evidenced by Certificates, only upon the proper delivery of the Certificates and validly executed Letter of Transmittal to the Paying Agent (and such other documents as the Paying Agent may reasonably request) and (B) with respect to Book-Entry Shares, only upon proper delivery of an “agent’s message” regarding the book-entry transfer of Book-Entry Shares (or such other evidence, if any, of the transfer as the Paying Agent may reasonably request) and (ii) instructions for effecting the surrender of Book-Entry Shares or Certificates in exchange for the applicable Merger Consideration.

(c)
Merger Consideration Received in Connection with Exchange. Upon (i) in the case of Common Shares represented by a Certificate, the surrender of such Certificate for cancellation to the Paying Agent together with the Letter of Transmittal, duly, completely and validly executed in accordance with the instructions thereto, or (ii) in the case of Common Shares held as Book-Entry Shares, the receipt of an “agent’s message” by the Paying Agent, in each case together with such other documents as reasonably may be required by the Paying Agent, the holder of such shares shall be entitled to receive in exchange therefor the Merger Consideration into which such Common Shares have been converted pursuant to Section 2.01(c). In the event of a transfer of ownership of Common Shares that is not registered in the transfer records of the Company, the Merger Consideration may be paid to a transferee if the Certificate or Book-Entry Share representing such Common Shares is presented to the Paying Agent (or, in the case of Book-Entry Shares, proper evidence of such transfer) accompanied by all documents required to evidence and effect such transfer and by evidence that any applicable share transfer Taxes have been paid. Until surrendered as contemplated by this Section 2.02(c), each Common Share, and any Certificate with respect thereto, shall be deemed at any time from and after the Effective Time to represent only the right to receive upon such surrender the Merger Consideration that the holders of Common Shares are entitled to receive in respect of such shares pursuant to this Section 2.02(c). No interest will be paid or accrued on the cash payable upon surrender of the Certificates (or Common Shares held as Book-Entry Shares).

(d)
No Further Ownership Rights in Common Shares. The Aggregate Merger Consideration paid in accordance with the terms of this Article II upon conversion of any Common Shares and any Company Share Awards shall be deemed to have been issued and paid in full satisfaction of all rights pertaining to such Common Shares or Company Share Awards, as applicable. From and after the Effective Time, there shall be no further registration of transfers on the share transfer books of the Surviving Company of Common Shares or Company Share Awards that were outstanding immediately prior to the Effective Time. From and after the Effective Time, the holders of Certificates (or Book-Entry Shares) representing Common Shares outstanding immediately prior to the Effective Time shall cease to have any rights with respect to such Common Shares, except as otherwise provided for herein or by applicable Law. If, after the Effective Time, any Certificates formerly representing Common Shares (or Common Shares held in book-entry form) are presented to Parent or the Paying Agent for any reason, they shall be canceled and exchanged as provided in this Article II, subject to applicable Law in the case of Dissenting Shares.

(e)
Termination of Payment Fund. Any portion of the Payment Fund (including any interest received with respect thereto) that remains undistributed to the holders of Common Shares for one year after the Effective Time shall be delivered to Parent (or its designee), and any holder of Common Shares who has not theretofore complied with this Article II shall thereafter look only to Parent (subject to abandoned property, escheat or other similar Laws) for payment of its claim for Merger Consideration without any interest thereon.

(f)
No Liability. None of the Company, Parent, Merger Sub or the Paying Agent shall be liable to any Person in respect of any portion of the Payment Fund delivered to a public official pursuant to any applicable abandoned property, escheat or similar Law.

(g)
Investment of Payment Fund. The Paying Agent shall invest any cash in the Payment Fund if and as directed by Parent; provided, that such investment shall be in obligations of, or guaranteed by, the United States of America, in commercial paper obligations of issuers organized under the Law of a state of the United States of America, rated A-1 or P-1 or better by Moody’s Investors Service, Inc. or Standard & Poor’s Ratings Service, respectively, or in certificates of deposit, bank repurchase agreements or bankers’ acceptances of commercial banks with capital exceeding $10 billion, or in mutual funds investing in such assets, and, in any case, no such instrument shall have a maturity that may prevent or delay payments to be made pursuant to this Article II. Any interest and other income resulting from such investments shall be paid to, and be the property of, Parent. No investment losses resulting from investment of the Payment Fund shall diminish the rights of any of the Company’s shareholders to receive the Merger Consideration or any other payment as provided herein. To the extent there are losses with respect to such investments or (subject to Section 2.02(e)) the Payment Fund diminishes for any other reason below the level required to make prompt cash payment of the aggregate funds required to be paid pursuant to the terms hereof, Parent shall reasonably promptly replace or restore the cash in the Payment Fund so as to ensure that the Payment Fund is at all times maintained at a level sufficient to make such cash payments.

(h)
Withholding Rights. Each of Parent, the Company, the Surviving Company and the Paying Agent (without duplication) shall be entitled to deduct and withhold from any amounts payable to any Person pursuant to this Agreement such amounts as are required to be deducted and withheld with respect to the making of such payment under applicable Law. Amounts so withheld and paid over to the appropriate taxing authority shall be treated for all purposes of this Agreement as having been paid to the Person in respect of which such deduction or withholding was made.

(i)
Lost Certificates. If any Certificate shall have been lost, stolen or destroyed, upon the making of an affidavit of that fact (and any posting by such Person of a bond in such amount as Parent may determine is reasonably necessary as indemnity against any claim that may be made against it with respect to such Certificate) by the Person claiming such Certificate to be lost, stolen or destroyed, the Paying Agent shall, in exchange for such lost, stolen or destroyed Certificate, pay the Merger Consideration deliverable in respect thereof pursuant to this Agreement.

Section 2.03. Dissenter’s Rights.
(a)
At the Effective Time, all Common Shares and 8½% Preference Shares held by a holder who, as of the Effective Time, (a) did not vote in favor of the Merger, (b) complied with all of the provisions of the Bermuda Companies Act concerning the right of holders of Common Shares or 8½% Preference Shares, as the case may be, to require appraisal of their Common Shares or 8½% Preference Shares, as the case may be, pursuant to the Bermuda Companies Act and (c) did not fail to exercise such right or did not deliver an Appraisal Withdrawal (the “Dissenting Shares”) shall automatically be canceled and, unless otherwise required by applicable Law, converted into the right to receive, in the case of Common Shares, the Merger Consideration pursuant to Section 2.01(c) and Section 2.02, or, in the case of the 8½% Preference Shares, the preferred shares of the Surviving Company as described in Section 2.01(d), and any holder of Dissenting Shares shall, in the event that the fair value of a Dissenting Share as appraised by the Supreme Court of Bermuda under Section 106(6) of the Bermuda Companies Act (the “Appraised Fair Value”) is greater than, in the case of Common Shares, the Merger Consideration or, in the case of the 8½% Preference Shares, the value of their preference shares in the Surviving Company as described in Section 2.01(d), be entitled to receive such difference from the Surviving Company by payment made within 30 days after such Appraised Fair Value is finally determined pursuant to such appraisal procedure.

(b)
In the event that a holder fails to exercise any right to appraisal within one month after the date the notice convening the Company Shareholders Meeting has been given or effectively withdraws or otherwise waives any right to appraisal (each, an “Appraisal Withdrawal”), such holder shall have no other rights with respect to such Dissenting Shares other than as contemplated by Section 2.01(c) and Section 2.02, in the case of holders of Common Shares, and Section 2.01(d), in the case of holders of 8½% Preference Shares.

(c)
The Company shall give Parent (i) prompt written notice of (A) any demands for appraisal of Dissenting Shares or Appraisal Withdrawals and any other written instruments, notices, petitions or other communication received by the Company in connection with the foregoing and (B) to the extent that the Company has Knowledge thereof, any applications to the Supreme Court of Bermuda for appraisal of the fair value of the Dissenting Shares and (ii) to the extent permitted by applicable Law, the opportunity to participate with the Company in any settlement negotiations and proceedings with respect to any demands for appraisal under the Bermuda Companies Act. The Company shall not, without the prior written consent of Parent or as otherwise required by an order of a Governmental Entity of competent jurisdiction, voluntarily make any payment with respect to, negotiate with respect to, offer to settle or settle any such demands or applications, or waive any failure to timely deliver a written demand for appraisal or to timely take any other action to exercise appraisal rights in accordance with the Bermuda Companies Act. Payment of any amount payable to holders of Dissenting Shares shall be the obligation of the Surviving Company.

Section 2.04. Company Share Awards.
(a)
Treatment of Company PSUs and Company RSUs. Effective as of immediately prior to the Effective Time, by virtue of the Merger and without any action on the part of any holder of Company PSUs or Company RSUs, as applicable:

(i)	each then outstanding Company PSU shall become fully vested on the basis of assuming, in all cases,

the achievement in full of the applicable performance metrics at the target level of performance and be canceled in exchange for the right of the holder thereof to receive a single lump sum cash payment, without interest, equal to (A) the Merger Consideration, less (B) any applicable withholding for Taxes (the “PSU Merger Consideration”); and
(ii)
each then outstanding Company RSU shall become fully vested and be canceled in exchange for the right of the holder thereof to receive a single lump sum cash payment, without interest, equal to (A) the Merger Consideration, less (B) any applicable withholding for Taxes (the “RSU Merger Consideration”).

As of the Effective Time, each holder of Company PSUs and Company RSUs shall cease to have any rights with respect thereto, except the right to receive the PSU Merger Consideration or RSU Merger Consideration, as applicable, payable (without interest) at the time and in the manner set forth in Section 2.04(c).
(b)
Section 409A. Notwithstanding anything herein to the contrary, with respect to any Company Share Award that constitutes nonqualified deferred compensation subject to Section 409A of the Code and that the Company determines prior to the Effective Time is not eligible to be canceled in accordance with Treasury Regulation Section 1.409A-3(j)(4)(ix)(B), such payment will be made at the earliest time permitted under the applicable Company Share Award that will not trigger a Tax or penalty under Section 409A of the Code.

(c)
Payments with Respect to Company Share Awards. In the case of Company Share Awards, the holder of such Company Share Awards shall receive in exchange therefor the applicable PSU Merger Consideration or RSU Merger Consideration, as applicable, into which such Company Share Awards have been converted pursuant to this Section 2.04, to be paid through the payroll of the Surviving Company or its Affiliates on or as soon as practicable after the Closing Date and in no event later than five Business Days following the Closing Date.

(d)
Company Actions. Prior to the Effective Time, the Company shall use reasonable best efforts to take all actions as may be necessary or appropriate or as reasonably may be requested by Parent to effectuate the actions contemplated by this Section 2.04.

ARTICLE III
REPRESENTATIONS AND WARRANTIES OF THE COMPANY
The Company represents and warrants to Parent and Merger Sub that the statements contained in this Article III are true and correct except (i) as set forth in the Company SEC Documents furnished or filed and publicly available after January 1, 2018 and prior to the date of this Agreement (the “Filed Company SEC Documents”), in each case excluding any disclosures contained in any “risk factor” or “forward looking statements” sections of the Filed Company SEC Documents or that otherwise comprise forward-looking statements, statements of risk, or are cautionary or predictive in nature, but for the avoidance of doubt, all representations and warranties in this Article III will in all respects be qualified by the terms, conditions and contents of all documents that were filed as exhibits in the Filed Company SEC Documents, or (ii) as set forth in the disclosure letter delivered by the Company to Parent at or before the execution and delivery by the Company of this Agreement (the “Company Disclosure Letter”) that relates to such Section or in another Section of the Company Disclosure Letter to the extent that it is reasonably apparent on the face of such disclosure that such disclosure is applicable to such Section, which Company Disclosure Letter shall be arranged in numbered and lettered sections corresponding to the numbered and lettered sections contained in this Agreement.
Section 3.01. Organization, Standing and Power. Each of the Company and the Company Subsidiaries is duly organized, validly existing and in good standing under the Laws of the jurisdiction in which it is organized (in the case of good standing, to the extent such concept is applicable in the case of any jurisdiction outside the United States), except, in the case of the Company Subsidiaries, where the failure to be so organized, exist or be in good standing has not had and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect. Each of the Company and the Company Subsidiaries has all requisite power and authority to conduct its businesses as presently conducted, except where the failure to have such power or authority, individually or in the aggregate, has not had and would not reasonably be expected to have a Company Material Adverse Effect. Each of the Company and the Company Subsidiaries is duly qualified or licensed to do business in each jurisdiction where the nature of its business or the ownership or leasing of its properties make such qualification necessary, other than in such jurisdictions where the failure to be so qualified or licensed has not had and would not reasonably be expected to have a Company Material Adverse Effect. The Company has delivered or made available to Parent, prior to execution of this Agreement, accurate and complete copies of (a) the Memorandum of Association of the Company in effect as of the date of this Agreement (the “Company Memorandum of Association”) and (b) the amended and restated bye-laws of the Company in effect as of the date of this Agreement (the “Company Bye-laws”).
Section 3.02. Company Subsidiaries.
(a)
All of the outstanding share capital or voting securities of, or other equity interests in, each Company Subsidiary have been validly issued and are fully paid and nonassessable and are owned by the Company, by a Company Subsidiary or by the Company and a Company Subsidiary, free and clear of all Liens, excluding Permitted Liens, and free of any other material restriction (including any restriction on the right to vote, sell or otherwise dispose of such share capital, voting securities or other equity interests), except for restrictions imposed by applicable securities Law.

(b)
Except for the share capital and voting securities of, and other equity interests in, the Company Subsidiaries, none of the Company or any Company Subsidiary owns, directly or indirectly, any share capital or voting securities of, or other equity interests in, or any interest convertible into or exchangeable or exercisable for, any share capital or voting securities of, or other equity interests in, any Person, in each case, other than securities held for investment by the Company or the Company Subsidiaries in the ordinary course of business.

(c)
The Company has delivered or made available to Parent, prior to execution of this Agreement, accurate and complete copies of the certificate of incorporation, including any certificate of designations, bye-laws, or similar organizational documents, each as amended to date, of each Company Subsidiary (the foregoing documents, together with the Company Memorandum of Association and the Company Bye-Laws, collectively, the “Charter Documents”). Neither the Company nor any Company Subsidiary is in violation of any of the provisions of its respective Charter Documents.

Section 3.03. Capital Structure.
(a)
The authorized share capital of the Company consists of 120,000,000 Common Shares, and 30,000,000 Preference Shares, $0.01 par value, of the Company (the “Preference Shares”) and, together with the Common Shares, the “Share Capital”). At the close of business on October 8, 2020, (i) 19,886,979 Common Shares were issued and outstanding; (ii) 2,145,202 Preference Shares were issued and outstanding (all of which consisted of the Company’s 8½% Preference Shares); (iii) 678,437 Common Shares were reserved and available for the grant of future awards pursuant to the Company Share Plan; (iv) 35,055 Common Shares were issuable upon the vesting or settlement of outstanding Company PSUs (assuming for these purposes achievement of the applicable performance metrics at the maximum level of performance); and (v) 84,255 Common Shares were issuable upon the vesting or settlement of outstanding Company RSUs. Except as set forth in this Section 3.03(a), at the close of business on October 8, 2020, no share capital or voting securities of, or other equity interests in, the Company were issued, reserved for issuance or outstanding.

(b)
All outstanding Common Shares are, and, at the time of issuance, all such shares that may be issued upon the vesting or settlement of Company PSUs or Company RSUs will be, duly authorized, validly issued, fully paid and nonassessable and not subject to, or issued in violation of, any purchase option, call option, right of first refusal, preemptive right, subscription right or any similar right under any provision of the Bermuda Companies Act, the Company Memorandum of Association, the Company Bye-laws or any written contract, lease, license, indenture, note, bond, agreement, mortgage, undertaking, franchise or other instrument (in each case, to the extent legally binding on the parties thereto) (a “Contract”) to which the Company is a party or otherwise bound. Except as set forth above in this Section 3.03, there are not issued, reserved for issuance or outstanding, and there are not any outstanding obligations of the Company or any Company Subsidiary to issue, deliver or sell, or cause to be issued, delivered or sold, (x) any share capital of the Company or any Company Subsidiary or any securities of the Company or any Company Subsidiary convertible into or exchangeable or exercisable for share capital or voting securities of, or other equity interests in, the Company or any Company Subsidiary, (y) any warrants, calls, options or other rights to acquire from the Company or any Company Subsidiary, or any other obligation of the Company or any Company Subsidiary to issue, deliver or sell, or cause to be issued, delivered or sold, any share capital or voting securities of, or other equity interests in, the Company or any Company Subsidiary or (z) any rights issued by, or other obligations of, the Company or any Company Subsidiary that are linked in any way to the price of any class of any Share Capital or any share capital of any Company Subsidiary, the value of the Company, any Company Subsidiary or any part of the Company or any Company Subsidiary or any dividends or other distributions declared or paid on any share capital of the Company or any Company Subsidiary. Except (i) for acquisitions, or deemed acquisitions, of Common Shares or other equity securities of the Company in connection with the withholding of Taxes in connection with the vesting or settlement of Company Share Awards and (ii) as provided in the certificate of designation of the 8½% Preference Shares, there are not any outstanding obligations of the Company or any of the Company Subsidiaries to repurchase, redeem or otherwise acquire any share capital or voting securities or other equity interests of the Company or any Company Subsidiary or any securities, interests, warrants, calls, options or other rights referred to in clause (x), (y) or (z) of the immediately preceding sentence. There are no debentures, bonds, notes or other Indebtedness of the Company having the right to vote (or convertible into, or exchangeable for, securities having the right to vote) on any matters on which the Company’s shareholders may vote (“Company Voting Debt”). Other than the Voting and Support Agreement, the Common Shareholders’ Agreement, dated March 25, 2014, and the Preference Shareholders’ Agreement, dated March 31, 2014, none of the Company or any of the Company Subsidiaries is a party to any voting agreement with respect to the voting of any share capital or voting securities of, or other equity interests in, the Company.
Section 3.04. Authority; Execution and Delivery; Enforceability. The Company has all requisite corporate power and authority to execute and deliver this Agreement and the Statutory Merger Agreement, to perform its obligations hereunder and thereunder, and to consummate the Merger and the other transactions contemplated by this Agreement and the Statutory Merger Agreement, subject, in the case of the Merger, to the receipt of the affirmative votes of not less than 50% of the holders of outstanding Common Shares and 8½% Preference Shares, voting as a single class, at the Company Shareholders Meeting (the “Company Shareholder Approval”). The Board of Directors of the Company (the “Company Board”) has adopted resolutions, by a vote of the directors present at a meeting duly called at which a quorum of directors of the Company was present, (i) determining that (x) the Merger Consideration constitutes fair value for each Common Share in accordance with the Bermuda Companies Act and (y) the Surviving Company Preference Shares constitutes fair value for each 8½% Preference Share in accordance with the Bermuda Companies Act; (ii) determining that the terms of this Agreement and the Statutory Merger Agreement, the Merger and the other transactions contemplated hereby and thereby are fair and in the best interests of the Company and its shareholders; (iii) approving and declaring advisable the execution, delivery and performance of this Agreement and the Statutory Merger Agreement and the transactions contemplated hereby and thereby, including the Merger; and (iv) convening a meeting of the shareholders and, subject to Section 5.04, recommending that the Company’s shareholders vote in favor of the adoption and approval of this Agreement and the Statutory Merger Agreement and the transactions contemplated hereby and thereby, including the Merger, at a duly held meeting of such shareholders for such purpose (the “Company Shareholders Meeting”) (the foregoing (i) through (iv), collectively, the “Company Board Recommendation”). Except for the Company Shareholder Approval, no other corporate proceedings on the part of the Company or its Affiliates are necessary to authorize or adopt this Agreement and the Statutory Merger Agreement or to consummate the Merger and the other transactions contemplated by this Agreement and the Statutory Merger Agreement (except for executing and delivering the Statutory Merger Agreement and the filing of the Merger Application with the Registrar pursuant to the Bermuda Companies Act). The Company has duly executed and delivered this Agreement, and, assuming the due authorization, execution and delivery by Parent and Merger Sub, this Agreement constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms except, in each case, as enforcement may be limited by bankruptcy, insolvency, reorganization, fraudulent transfer, moratorium or similar Laws affecting creditors’ rights generally and by general principles of equity.
Section 3.05. No Conflicts; Consents.
(a)
Except as set forth in Section 3.05(a) of the Company Disclosure Letter, the execution and delivery by the Company of this Agreement and the Statutory Merger Agreement does not, and the performance by it of its obligations hereunder and thereunder and the consummation of the Merger and the other transactions contemplated by this Agreement and the Statutory Merger Agreement will not, conflict with, or result in any violation or breach of or default (with or without notice or lapse of time, or both) under, or (solely with respect to clause (ii) below) give rise to a right of termination, cancellation or acceleration of any obligation, any obligation to make an offer to purchase or redeem any Indebtedness or share capital or any loss of a material benefit under, or result in the creation of any Lien upon any of the properties or assets of the Company or any Company Subsidiary under, any provision of (i) the respective Charter Documents of the Company and the Company Subsidiaries (assuming that the Company Shareholder Approval is obtained), (ii) any Contract to which the Company or any Company Subsidiary is a party or by which any of their respective properties or assets is bound or (iii) subject to the filings and other matters referred to in Section 3.05(b), any Permit, Order or Law, in each case, applicable to the Company or any Company Subsidiary or their respective properties or assets (assuming that the Company Shareholder Approval is obtained), other than, any matters that, individually or in the aggregate, have not had and would not reasonably be expected to have a Company Material Adverse Effect.
(b)
Except as set forth in Section 7.01(b) of the Company Disclosure Letter (other than delivering the Statutory Merger Agreement and the filing of the Merger Application with the Registrar pursuant to the Bermuda Companies Act) and based on information provided by Parent or an Affiliate thereof to the Company, no Permit, consent, approval, clearance, waiver, order, or authorization of, or registration with, or filing with, or notice to (any of the foregoing, the “Consents” and each, a “Consent”) any supranational, national, federal, state, provincial, municipal, local or foreign government, any instrumentality, subdivision, court, administrative agency or commission, or other governmental authority or any quasi-governmental body exercising any regulatory or other governmental or quasi-governmental authority (a “Governmental Entity”), is required to be obtained or made by or with respect to the Company or any Company Subsidiary in connection with the execution and delivery of this Agreement or the Statutory Merger Agreement or its performance of its obligations hereunder or thereunder or the consummation of the Merger and the other transactions contemplated by this Agreement and the Statutory Merger Agreement, other than (i) (A) the filing with the SEC of the Proxy Statement in preliminary and definitive forms and the Schedule 13E-3, and (B) the filing with the SEC of such reports under, and such other compliance with, the Exchange Act and the Securities Act, and the rules and regulations thereunder, as may be required in connection with this Agreement, the Statutory Merger Agreement, the Merger and the other transactions contemplated by this Agreement and the Statutory Merger Agreement (including the requirement under the Exchange Act for the shareholders of the Company to approve or disapprove, on an advisory basis, certain compensation that may become payable to the Company’s named executive officers in connection with the completion of the Merger); (ii) approvals and filings with any Governmental Entities as set forth in Section 3.05(b) of the Company Disclosure Letter; (iii) (A) compliance with and filings under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the “HSR Act”), (B) approvals and filings under all other Required Regulatory Approvals and (C) such other Consents as are required to be made or obtained under (1) any non-U.S. antitrust, competition, trade regulation, foreign investment or similar Laws or (2) applicable state securities or “blue sky” Laws and the securities Laws of any foreign country, in each case in order to complete the Merger and the other transactions contemplated by this Agreement and the Statutory Merger Agreement; (iv) executing and delivering the Statutory Merger Agreement; (v) the filing of the Merger Application with the Registrar pursuant to the Bermuda Companies Act and appropriate documents with the relevant authorities of the other jurisdictions in which Parent and the Company are qualified to do business; (vi) compliance with the Nasdaq National Market (“Nasdaq”) rules and regulations; and (vii) such other matters or Consents that if not obtained or made, individually or in the aggregate, have not had and would not reasonably be expected to have a Company Material Adverse Effect.

(c)	The Company Shareholder Approval is the only vote of the holders of any class or series of the Company’s share capital necessary for the adoption of this Agreement.
Section 3.06. SEC Documents; Undisclosed Liabilities.
(a)
The Company has furnished or filed all reports, schedules, forms, statements and other documents (including exhibits and other information incorporated therein) required to be furnished or filed by the Company with the SEC since January 1, 2018 (such documents, together with any documents filed with the SEC during such period by the Company on a voluntary basis on a Current Report on Form 8-K, but excluding the Proxy Statement and the Schedule 13E-3, being collectively referred to as the “Company SEC Documents”). True, correct, and complete copies of all Company SEC Documents are publicly available in the Electronic Data Gathering, Analysis, and Retrieval database of the SEC (“EDGAR”).

(b)
Each Company SEC Document (i) at the time filed or, if amended or supplemented, as of the date of the most recent amendment or supplement thereto (or in the case of Company SEC Documents that are registration statements filed pursuant to the requirements of the Securities Act, as of their respective effective dates), complied in all material respects with any applicable requirements of SOX and the Exchange Act or the Securities Act, as the case may be, and the rules and regulations of the SEC promulgated thereunder applicable to such Company SEC Document and (ii) did not at the time it was filed (or became effective in the case of registration statements or if amended or superseded by a filing or amendment prior to the date of this Agreement, then at the time of such filing or amendment) contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. Each of the consolidated financial statements of the Company included in the Company SEC Documents complied at the time it was filed as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto, was prepared in accordance with United States generally accepted accounting principles (“GAAP”) (except, in the case of unaudited statements, as permitted by Form 10-Q of the SEC) applied on a consistent basis during the periods involved (except as may be indicated in the notes thereto) and fairly presented in all material respects the consolidated financial position of the Company and its consolidated Subsidiaries as of the dates thereof and the consolidated results of their operations and cash flows for the periods shown (subject, in the case of unaudited statements, to the absence of footnote disclosure and to normal year-end audit adjustments solely to the extent the effect of such adjustments could not, individually or in the aggregate, be material). To the Knowledge of the Company, as of the date of this Agreement, none of the Company SEC Documents is the subject of ongoing SEC review or outstanding SEC investigation and there are no outstanding or unresolved comments received from the SEC with respect to any of the Company SEC Documents.
(c)
Except (i) as reflected or reserved against in the Company’s consolidated balance sheet as of June 30, 2020 (or the notes thereto) included in the Company SEC Documents, (ii) for Liabilities and obligations incurred in connection with the transactions contemplated by this Agreement, (iii) for Liabilities and obligations that have been incurred in the ordinary course of business since June 30, 2020, and (iv) for other Liabilities and obligations that individually or in the aggregate have not had and would not reasonably be expected to have a Company Material Adverse Effect, none of the Company or any Company Subsidiary has any Liabilities which would be required to be recorded or reflected on a balance sheet, or in the footnotes thereto, under GAAP.

(d)
The Company maintains a system of “internal control over financial reporting” (as defined in Rules 13a-15(f) and 15d-15(f) under the Exchange Act) designed to provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with GAAP and that receipts and expenditures of the Company and Company Subsidiaries are being made only in accordance with appropriate authorizations of the Company’s management and the Company Board; and (iii) provide assurance regarding prevention or timely detection of unauthorized acquisition, use, or disposition of the assets of the Company and the Company Subsidiaries. No material weakness exists with respect to the Company’s system of internal control over financial reporting that would be required to be disclosed by the Company pursuant to Item 308(a)(3) of Regulation S-K promulgated by the SEC.

(e)
The “disclosure controls and procedures” (as defined in Rules 13a-15(e) and 15d-15(e) under the Exchange Act) utilized by the Company are designed to ensure that all information (both financial and non-financial) required to be disclosed by the Company in the reports that it files or submits under the Exchange Act is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the SEC and that all such information required to be disclosed is accumulated and communicated to the management of the Company, as appropriate, to allow timely decisions regarding required disclosure and to enable the chief executive officer and chief financial officer of the Company to make the certifications required under the Exchange Act with respect to such reports. Neither the Company nor the Company’s independent registered public accounting firm has identified or been made aware of: (i) any “significant deficiency” or “material weakness” (each as defined in Rule 12b-2 of the Exchange Act) in the system of internal control over financial reporting utilized by the Company and the Company Subsidiaries that has not been subsequently remediated, or (ii) any fraud that involves the Company’s management or other employees who have a role in the preparation of financial statements or the internal control over financial reporting utilized by the Company and the Company Subsidiaries.

(f)
Neither the Company nor any Company Subsidiary is a party to, or has any commitment to become a party to any “off-balance sheet arrangements” (as defined in Item 303(a) of Regulation S-K under the Exchange Act).

(g)
Except as set forth in Section 3.06(g) of the Company Disclosure Letter, each of the principal executive officer and the principal financial officer of the Company (or each former principal executive officer and each former principal financial officer of the Company, as applicable) has made all certifications required by Rule 13a-14 or 15d-14 under the Exchange Act and Sections 302 and 906 of SOX with respect to the Company SEC Documents, and the statements contained in such certifications are true and accurate in all material respects. For purposes of this Agreement, “principal executive officer” and “principal financial officer” shall have the meanings given to such terms in SOX. The Company is also in compliance with all of the other applicable provisions of SOX and the applicable listing and corporate governance rules of Nasdaq, except for any non-compliance that, individually or in the aggregate, has not had, and could not reasonably be expected to have, a Company Material Adverse Effect.

(h)
Since January 1, 2018, none of the Company or any Company Subsidiary nor any director or officer of the Company or any Company Subsidiary has received any material written complaint, allegation, assertion, or claim regarding the financial accounting, internal accounting controls, or auditing practices, procedures, methodologies, or methods of the Company or any Company Subsidiary or any material written complaint, allegation, assertion, or claim from employees of the Company or any Company Subsidiary regarding questionable financial accounting or auditing matters with respect to the Company or any Company Subsidiary, and (ii) no attorney representing the Company or any Company Subsidiary, whether or not employed by the Company or any Company Subsidiary, has reported credible evidence of any material violation of securities Laws, breach of fiduciary duty, or similar material violating by the Company, any Company Subsidiary, or any of their respective officers, directors, employees, or agents to the Company Board or any committee thereof, or to the chief executive officer, chief financial officer, or general counsel of the Company.

(i)	None of the Company Subsidiaries is, or has at any time since January 1, 2018 been, subject to the reporting requirements of Section 13(a) or 15(d) of the Exchange Act.
Section 3.07. Information Supplied. None of the information supplied or to be supplied by the Company or any of its Affiliates for inclusion or incorporation by reference in the Proxy Statement will, at the date it is first mailed to the Company’s shareholders or at the time of the Company Shareholders Meeting, contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading. None of the information supplied or to be supplied by the Company or any of its Affiliates for inclusion or incorporation by reference in the Schedule 13E-3 (or any amendment thereof or supplement thereto) will, at the date it is first filed with the SEC or at the time of the Company Shareholders Meeting, contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading. The Proxy Statement and the Schedule 13E-3 will comply as to form in all material respects with the requirements of the Exchange Act and the rules and regulations thereunder. No representation is made by the Company or any of its Affiliates with respect to statements made or incorporated by reference therein based on information supplied by Parent, Merger Sub or any of their respective Affiliates for inclusion or incorporation by reference therein.
Section 3.08. Absence of Certain Changes or Events. From June 30, 2020, to the date of this Agreement, (a) the business of the Company and each Company Subsidiary has been conducted in all material respects in the ordinary course of business consistent with past practice and (b) there has not been or occurred any event, change, condition, effect, or occurrence that, individually or in the aggregate, has had or would reasonably be expected to have a Company Material Adverse Effect.
Section 3.09. Taxes. Except as set forth in Section 3.09 of the Company Disclosure Letter:
(a)
Each of the Company and each Company Subsidiary has (i) timely filed all material Tax Returns required to have been filed by it (taking into account any valid extensions), and each such Tax Return is correct and complete in all material respects, (ii) paid all material Taxes required to have been paid by it (whether or not shown on any such Tax Return) and (iii) made adequate accruals or reserves in accordance with GAAP for all material unpaid Taxes not yet due and payable. As of the Closing Date, the Company has no liability for any material unpaid Taxes accruing after the date of the Company’s most recent financial statements, other than Taxes accruing in the ordinary course of business conducted after the date of the Company’s most recent financial statements.
(b)
Neither the Company nor any Company Subsidiary has executed any waiver of any statute of limitations on, or extended the period for the assessment or collection of, any Tax, in each case, that has not since expired.

(c)
Each of the Company and each Company Subsidiary has complied in all material respects with all applicable Laws relating to the withholding of Taxes and have duly withheld and paid over to the appropriate Governmental Entity all Taxes required to be so withheld and paid over. Each of the Company and each Company Subsidiary has accurately reported each such withheld amount to the appropriate taxing authority and to each such employee, independent contractor, creditor, shareholder or any other third party, as required under Law.

(d)
There are no ongoing, pending or, to the Knowledge of the Company, threatened audits, examinations, investigations or other administrative or judicial proceedings with respect to any Taxes of the Company or any Company Subsidiary.

(e)
Neither the Company nor any Company Subsidiary has entered into any closing or similar agreement with a Governmental Authority with respect to any Taxes or has been issued any private letter ruling, technical advice memorandum or similar agreement or ruling relating to Taxes by any Governmental Authority, in each case which could affect the Company’s or any Company Subsidiary’s liability for Taxes at any time after the Closing.

(f)
No deficiency or other proposed assessment or adjustment for Taxes has been assessed, asserted, proposed or, to the Knowledge of the Company, threatened by any Governmental Entity against the Company or any Company Subsidiary which deficiency or other proposed assessment or adjustment has not since been paid in full, settled or withdrawn.

(g)
No claim in writing has been made by any Governmental Entity in a jurisdiction where the Company or any Company Subsidiary does not file Tax Returns that the Company or such Company Subsidiary is subject to Tax in that jurisdiction.

(h)
Neither the Company nor any Company Subsidiary (i) is a party to, has any Tax Sharing Obligation other than any Tax Sharing Obligation solely among Company and/or any Company Subsidiary, (ii) has any liability for the Taxes of any Person (other than the Company and Company Subsidiaries) pursuant to Treasury Regulation Section 1.1502-6 or 1.1502-78 (or any similar provision of state, local or non-U.S. Law), as a transferee or successor, by Contract (other than any Commercial Tax Obligation) or by operation of Law or otherwise, or (iii) has ever been a member of any affiliated, combined, consolidated, unitary or similar group for any Tax purpose.

(i)
Neither the Company nor any Company Subsidiary will be required to include any item of income or gain in, or exclude any item of deduction or loss from, taxable income for any taxable period beginning after the Closing Date or, in the case of any taxable period beginning on or before and ending after the Closing Date, the portion of such period beginning after the Closing Date, as a result of (A) any change in method of accounting with respect to any taxable period ending on or before the Closing Date or, in the case of any taxable period which includes, but does not end on, the Closing Date, the portion of such period up to and including the Closing Date, under Section 481 of the Code (or any similar provision of state, local or non-U.S. Law), (B) any installment sale, open transaction or intercompany transaction occurring on or prior to the Closing Date, (C) any prepaid income received on or prior to the Closing Date, (D) an election under Section 108(i) of the Code (or any similar provision of applicable state, local or non-U.S Law) or (E) Section 965 of the Code.

(j)	There are no Liens for Taxes on any of the assets of the Company or any Company Subsidiary other than Permitted Liens.

(k)
Neither the Company nor any Company Subsidiary has been a “distributing corporation” or a “controlled corporation” in a distribution intended to qualify for tax-free treatment under Section 355 of the Code (or any similar provision of applicable state, local or non-U.S. Law).

(l)
Neither the Company nor any Company Subsidiary has (i) participated in any “listed transaction” within the meaning of Treasury Regulation Section 1.6011-4 (or a similar provision of state, local or non-U.S. Law); or (ii) been a “material advisor” to any such transaction within the meaning of Section 6111 of the Code (or any similar provision of state, local or non-U.S. Law).

(m)
To the Knowledge of the Company, for all prior taxable years since the Company’s inception, either (i) the gross “related person insurance income” (as such term is defined in Section 953 of the Code) of the Company and each of the Company Subsidiaries has not exceeded 20% of its gross income or (ii) direct or indirect insureds (and persons related to those insureds) have not owned directly or indirectly through entities 20% or more of the voting power or value of the Company’s or any Company Subsidiary’s shares, and the Company currently expects the foregoing to be true for the current taxable year.

(n)	Neither the Company nor any Company Subsidiary has made an election under Section 953(d) of the Code.
(o)
Subject to the disclosure regarding the U.S. federal income tax rules concerning “passive foreign investment companies” included in the Company’s most recent SEC Form 10-K under the heading “U.S. Holders may be subject to certain adverse tax consequences based on the application of rules regarding passive foreign investment companies, or PFICs”, for all prior taxable years since the Company’s inception, the Company was not a “passive foreign investment company” as defined in Section 1297 of the Code and the Treasury Regulations thereunder, and the Company currently expects the foregoing to be true for the current taxable year.

(p)
Neither the Company nor any Company Subsidiary other than Watford Holdings (U.S.) Inc. and its wholly-owned subsidiaries Watford Specialty Insurance Company and Watford Insurance Company has been engaged in a trade or business within the United States within the meaning of Section 864(b) of the Code or has received written notice from the IRS claiming that the Company or such Company Subsidiary may have been subject to U.S. federal income Tax as a result of being so engaged in a trade or business within the United States.

(q)
Each of the Company and each Company Subsidiary has conducted all intercompany transactions in substantial compliance with the principles of, and documentation requirements pertaining to, Sections 482 and 845 of the Code and the Treasury Regulations promulgated thereunder (and any corresponding or similar provisions of state, local or non-U.S. Law).

(r)	No asset of the Company or any Company Subsidiary is currently escheatable or payable to any Governmental Body under any applicable escheatment or unclaimed property Laws.
(s)
To the Knowledge of the Company, no shareholder of the Company has been, or is currently expected for the current year to be, required to include any item of the Company in gross income pursuant to Section 951A of the Code.

(t)
Neither the Company nor any Company Subsidiary has been, or is currently expected for the portion of the current year ending on the Closing to be, subject to the “base erosion and anti-abuse tax” under Section 59A of the Code.

Section 3.10. Employee Benefits.
(a)
For purposes of this Agreement, (i) “Company Benefit Plan” means each “employee benefit plan” (as defined in Section 3(3) of ERISA) and each other employment, bonus, deferred compensation, incentive compensation, option, equity or equity-based award, retention, change in control, transaction bonus, salary continuation, severance or termination pay, hospitalization, medical, dental, vision, life insurance, disability or sick leave benefit, supplemental unemployment benefits, profit-sharing, pension or retirement plan, program, agreement or arrangement, in each case (A) that is maintained, sponsored or contributed to by the Company or any Company Subsidiary in respect of any current or former directors, officers or employees of the Company or any Company Subsidiary or (B) with respect to which the Company or any Company Subsidiary has any liability; provided, that in no event shall a Company Benefit Plan include any arrangement operated by a Governmental Entity, and (ii) “Non-U.S. Benefit Plan” means each Company Benefit Plan that covers current or former directors, officers or employees of the Company or any Company Subsidiary who are located primarily outside of the United States.
(b)
Except as would not be reasonably expected to have, individually or in the aggregate, a Company Material Adverse Effect and except as set forth in Section 3.10(c) of the Company Disclosure Letter, (i) to the Company’s Knowledge each Company Benefit Plan has been operated and administered in accordance with its terms and applicable Law (including ERISA and the Code), (ii) there is no pending or, to the Knowledge of the Company, threatened, assessment, complaint, proceeding or, to the Knowledge of the Company, audit or investigation of any kind by any Governmental Entity with respect to any Company Benefit Plan (other than routine claims for benefits); (iii) each Non-U.S. Benefit Plan, if intended to qualify for special Tax treatment, meets all applicable requirements, and if required to be funded, book-reserved or secured by an insurance policy, is so fully funded, book-reserved or secured, based on reasonable actuarial assumptions; (iv) no Company Benefit Plan is or has at any time been covered by Title IV of ERISA or subject to Section 412 of the Code or Section 302 of ERISA; (v) neither the Company nor any Company Subsidiary, has ever maintained, established, participated in or contributed to, or is or has been obligated to contribute to, or has otherwise incurred any actual or contingent liability under a “multiemployer plan” (as defined in Section 3(37) of ERISA) or a “multiple employer welfare arrangement” (as defined in Section 3(40) of ERISA); and (vii) each Company Benefit Plan, and any award thereunder, that is or forms part of a “nonqualified deferred compensation plan” within the meaning of Section 409A of the Code complies in form and operation with all applicable requirements of Section 409A of the Code.

(c)
Other than as provided in any applicable Company Benefit Plan and any employment contracts in effect between the Company and any Company Employee, forms of which have been filed with the SEC, neither the execution or delivery of this Agreement or the Statutory Merger Agreement nor the consummation of the Merger (alone or in combination with any other event) will (i) entitle any current or former director, officer or employee of the Company or any Company Subsidiary to any material payment or benefit; (ii) materially increase the amount or value of any benefit or compensation otherwise payable or required to be provided to any such current or former director, officer or employee; (iii) accelerate the time of payment or vesting of any material amounts due to any such current or former director, officer or employee; (iv) result in any amounts payable or benefits provided to any such current or former director, officer or employee to fail to be deductible for federal income Tax purposes by virtue of Section 280G of the Code; (v) trigger any payment or funding (through a grantor trust or otherwise) of compensation or benefits under, increase the amount payable or trigger any other material obligation pursuant to, any Company Benefit Plan; or (vi) impose any restriction on the rights of the Company or any Company Subsidiary to amend or terminate any Company Benefit Plan. The Company has no obligation to gross-up or reimburse any individual for any Tax or related interest or penalties incurred by such individual under Section 409A or 4999 of the Code.

(d)	The representations and warranties set forth in this Section 3.10 are the Company’s sole and exclusive representations relating to employee benefits matters of any kind.
Section 3.11. Litigation. Except as set forth in Section 3.11 of the Company Disclosure Letter, as of the date hereof, there is no Action pending or, to the Knowledge of the Company, threatened in writing against the Company or any Company Subsidiary or any of their respective properties or assets or, to the Knowledge of the Company, any officer or director of the Company or any Company Subsidiary in their capacities as such that, individually or in the aggregate, has had or if adversely resolved would reasonably be expected to have a Company Material Adverse Effect. None of the Company or any Company Subsidiary or any of their respective properties or assets is subject to any Order which, individually or in the aggregate, has had or if adversely resolved would reasonably be expected to have a Company Material Adverse Effect.
Section 3.12. Compliance with Applicable Laws.
(a)
Except as would not reasonably expected to have, individually or in the aggregate, a Company Material Adverse Effect, the Company and the Company Subsidiaries are, and since January 1, 2018, have been, in material compliance with all Laws and Orders applicable to the Company or any Company Subsidiary or by which the Company or any Company Subsidiary or any of their respective businesses or properties is bound. Since January 1, 2018, no Governmental Entity has issued any notice or notification stating that the Company or any Company Subsidiary is not in compliance with any Law in any material respect.
(b)
The Company and the Company Subsidiaries hold, to the extent necessary to lawfully operate their respective businesses as such businesses are being operated as of the date hereof, all Permits, except for any Permits for which the failure to obtain or hold could not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect. No suspension, cancellation, non-renewal, or adverse modifications of any Permits of the Company or any Company Subsidiary is pending or, to the Knowledge of the Company, threatened in writing except for any such suspension or cancellation which could not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect. The Company and each Company Subsidiary is and, since January 1, 2018, has been in compliance with the terms of all Permits, except where the failure to be in such compliance has not had, and could not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect.

Section 3.13. Compliance with Anti-Corruption Laws.
(a)
The Company and the Company Subsidiaries are, and since January 1, 2016 have been, in compliance in all material respects with all Anti-Corruption Laws. Since January 1, 2016, neither the Company nor any Company Subsidiary, nor its and their respective directors, executive officers nor, to the Knowledge of the Company, non-executive officers, employees and agents, has, violated, or engaged in any activity, practice or conduct which would violate, any Anti-Corruption Law in any material respect.

(b)
To the Knowledge of the Company: (i) no director, officer, or agent of the Company or of any Company Subsidiary is a Government Official; and (ii) none of the Company Parties has at any time since January 1, 2016, been barred or disqualified from participating in any bid process run by a Governmental Entity based on actual or alleged failure to comply with Anti-Corruption Laws.

Section 3.14. Sanctions. The Company and the Company Subsidiaries are, and since January 1, 2016, have been, in compliance in all material respects with all applicable Sanctions and export controls. There is no investigation or Action pending or, to the Knowledge of the Company, threatened in writing by or before any Governmental Entity with respect to any violation of any applicable Sanctions or export controls in any material respect by the Company or any Company Subsidiary. None of the Company, any Company Subsidiary, or, to the Knowledge of the Company, any director or officer of the Company or any Company Subsidiary, is a Sanctioned Person. The Company and the Company Subsidiaries have in place internal policies, procedures, and controls appropriately designed to comply with applicable Sanctions.
Section 3.15. Compliance with Anti-Money Laundering Laws. To the Knowledge of the Company, the Company and the Company Subsidiaries are, and since January 1, 2016, have been, in compliance in all material respects with all applicable Anti-Money Laundering Laws. To the Knowledge of the Company, there is no investigation or Action pending or threatened in writing by or before any Governmental Entity with respect to any violation of any Anti-Money Laundering Laws in any material respect by the Company or the Company Subsidiaries.
Section 3.16. Data Privacy and Cyber Security.
(a)
Based on reliance on the information technology, data privacy and cyber security services provided to the Company by an Affiliate of Parent, to the Knowledge of the Company, the Company and the Company Subsidiaries are, and since January 1, 2018, have been, in compliance in all material respects with all applicable Laws relating to privacy and protection of Personal Data applicable to the Company and the Company Subsidiaries, including but not limited to the following Laws, to the extent such Laws are applicable to the conduct of the Company and the Company Subsidiaries (collectively, “Privacy Laws”): the EU General Data Protection Regulation, the California Consumer Privacy Act, the Gramm-Leach-Bliley Act of 1999; the Fair Credit Reporting Act of 1970 (“FCRA”); the Fair and Accurate Credit Transactions Act of 2003; the Identity Theft Red Flag Rules; the Electronic Communications Privacy Act of 1986; the Telephone Consumer Protection Act of 1991; the Controlling Assault of Non-Solicited Pornography and Marketing Act of 2003; Section 5 of the FTC Act; all applicable data export control Laws; and all other applicable privacy, security, data protection and destruction, mini-FCRA, and data breach notification Laws.

(b)	Based on reliance on the information technology, data privacy and cyber security services provided to the

Company by an Affiliate of Parent, to the Knowledge of the Company, the Company and the Company Subsidiaries are, and since January 1, 2018, have been, in compliance in all material respects with all contractual privacy and security policies, standards and contractual obligations to which the Company is bound. Since January 1, 2017, the Company and the Company Subsidiaries have not received any written notice from any Governmental Entity or any other Person regarding material noncompliance with any Privacy Laws or other Laws pertaining to privacy or security of data or information or any such contractual privacy and security standards and obligations.
(c)
Based on reliance on the information technology, data privacy and cyber security services provided to the Company by an Affiliate of Parent, to the Knowledge of the Company, to the Knowledge of the Company, since January 1, 2018, there has been no material data or information security breach or incident, including any unauthorized access, disclosure, use, modification, corruption, loss, or theft of any of the databases, or computer, communications or information equipment, systems or networks, in each case, of the Company and the Company Subsidiaries (“Data Breach”). Through information technology, data privacy and cyber security services provided to the Company by an Affiliate of Parent, to the Knowledge of the Company, as of the date of this Agreement, each of the Company and the Company Subsidiaries uses commercially reasonable efforts to protect against any unauthorized use, access, interruption, modification, or corruption or malware, in material conformance with applicable industry practices or Laws, the confidentiality, integrity, and security of Personal Data in the possession or control of the Company and the Company Subsidiaries, the databases, servers, systems, sites, circuits, networks, and other computer and telecommunications assets and equipment (and all information and transactions stored or contained therein or transmitted thereby) of the Company or the Company Subsidiaries.

(d)
Based on reliance on the information technology, data privacy and cyber security services provided to the Company by an Affiliate of Parent, to the Knowledge of the Company, since January 1, 2018, no Data Breach, material violation of privacy of any individual, or material unauthorized use, access, or disclosure of any data or information in the Company’s databases, has occurred or is occurring or has been or is threatened in writing against any of the Company or the Company Subsidiaries (collectively, “Privacy Incident”). To the Knowledge of the Company, since January 1, 2018, no investigation, inquiry, complaint, or claim relating to the information privacy or data security practices (including collection, transfer, access, disclosure, retention, deletion, storage, processing, or use) of the Company or the Company Subsidiaries or to any Privacy Incident has been or is being made, reported or conducted by any consumer, Governmental Entity, consumer advocacy group, industry or trade organization, privacy seal or certification program, privacy group, or member of media, in each case except as would not be material to the Company and the Company Subsidiaries, taken as a whole.

Section 3.17. Environmental Matters. Except as would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, to the Knowledge of the Company, the Company and the Company Subsidiaries are (a) in compliance with applicable Laws concerning (i) the pollution, protection or cleanup of the Environment, including those relating to the treatment, storage, disposal, handling, transportation, discharge, emission, Release or threat of Release of, or exposure to, Hazardous Substances or (ii) human health or safety (“Environmental Laws”), which compliance includes possession of required Permits and authorizations necessary for the operation of their respective businesses as presently conducted; (b) none of the Company or any Company Subsidiary has received any written notice that remains outstanding from a Governmental Entity that alleges that the Company or any Company Subsidiary is in violation of applicable Environmental Law; and (c) there are no unresolved Actions or written demands pending alleging that the Company or any Company Subsidiary is liable for response actions to address a “release” of a “hazardous substance,” as those terms are defined in the Comprehensive Environmental Response, Compensation, and Liability Act, 42 U.S.C. §§ 9601 et seq. The representations and warranties set forth in this Section 3.17 are the Company’s sole and exclusive representations relating to compliance with Environmental Laws.
Section 3.18. Contracts.
(a)	For purposes of this Agreement, “Material Contract” shall mean the following to which the Company or any Company Subsidiary is a party:
(i)	any “material contract” (as such term is defined in Item 601(b)(10) of Regulation S-K of the Securities Act), whether or not filed by the Company with the SEC;

(ii)
any employment or consulting Contract (in each case with respect to which the Company has continuing obligations as of the date hereof) with any current or former (A) officer of the Company, (B) member of the Company Board, or (C) Company Employee providing for annual base salary or payment in excess of $150,000;

(iii)
any Contract that purports to limit in any material respect the right of the Company or any Company Subsidiary (A) to engage in any material line of business, (B) compete with any Person or solicit any client or customer, or (C) operate in any geographic location which is material to the Company;

(iv)
any Contract relating to the disposition or acquisition, directly or indirectly (by merger, sale of stock, sale of assets, or otherwise), by the Company or any Company Subsidiary after the date of this Agreement of assets or capital stock or other equity interests of any Person, in each case with a fair market value in excess of $500,000;

(v)	any Contract that grants any right of first refusal, right of first offer, or similar right with respect to any material assets, rights or properties of the Company or any Company Subsidiary;
(vi)
any Contract that contains any provision that requires the purchase of all or a material portion of the Company’s or any Company Subsidiary’s requirements for a given product or service from a given third party, which product or service is material to the Company and the Company Subsidiaries, taken as a whole;

(vii)
any Contract that obligates the Company or any Company Subsidiary to conduct business on an exclusive or preferential basis or that contains a “most favored nation” or similar covenant with any third party or upon consummation of the Merger will obligate Parent, the Surviving Company, or any of their respective Subsidiaries to conduct business on an exclusive or preferential basis or that contains a “most favored nation” or similar covenant with any third party;

(viii)
any material partnership, joint venture, limited liability company agreement, or similar Contract relating to the formation, creation, operation, management, or control of any material joint venture, partnership, or limited liability company, other than any such Contract solely between the Company and any wholly owned Company Subsidiary or solely among any wholly owned Company Subsidiaries;

(ix)
any mortgages, indentures, guarantees, loans, or credit agreements, security agreements or other Contracts, in each case relating to indebtedness for borrowed money, whether as borrower or lender, in each case in excess of $1,000,000, other than (A) accounts receivables and payables, and (B) loans to direct or indirect wholly owned Company Subsidiaries;

(x)
any settlement, conciliation or similar agreement entered by any Governmental Entity whereby the Company or any Company Subsidiary is under an material obligation to perform activities, refrain from activities, perform services to a certain standard and/or pay money after the date of this Agreement; or

(xi)
an investment advisory or investment management agreement or arrangement to which the Company or any Company Subsidiary is a party or under which any Investment Asset is invested or managed or any third party has the right or power to make discretionary or investment decisions with respect to any Investment Asset; or

(xii)
any material administrative services, agency, underwriting or similar Contract under which the Company provides or receives services, excluding those which relate to the Parent or an Affiliate thereof.

(b)	The Company has made available to Parent correct and complete copies of all Material Contracts, including any amendments thereto.
(c)
As of the date of this Agreement, none of the Company or any Company Subsidiary is a party to any Contract required to be filed by the Company as a “material contract” pursuant to Item 601(b)(10) of Regulation S-K under the Securities Act that has not been so filed.

(d)
Except for matters which, individually or in the aggregate, have not had and would not reasonably be expected to have a Company Material Adverse Effect, (i) each Material Contract is valid, binding and legally enforceable obligation of the Company or one of the Company Subsidiaries, as the case may be, as enforcement may be limited by bankruptcy, insolvency, reorganization, fraudulent transfer, moratorium or similar Laws affecting creditors’ rights generally and by general principles of equity, and is in full force and effect, and (ii) none of the Company or any of the Company Subsidiaries is (with or without notice or lapse of time, or both) in breach or default under any such Material Contract (or has received written notice of breach) and, to the Knowledge of the Company, no other party to any such Material Contract is (with or without notice or lapse of time, or both) in breach or default thereunder, except, in the case of clause (i) above, with respect to any Material Contract which expires by its terms (as in effect as of the date hereof) or which is terminated in accordance with the terms thereof by the Company in the ordinary course of business consistent with past practice.
Section 3.19. Properties.
(a)	None of the Company or any Company Subsidiary owns any real property.
(b)
Section 3.19(b) of the Company Disclosure Letter contains an accurate and complete list, as of the date of this Agreement, of all material real property that is leased, subleased, sub-subleased, or licensed to the Company or any Company Subsidiary, as applicable, and sets forth an accurate and complete list of any and all material leases, subleases, sub-subleases and licenses to which the Company or any Company Subsidiary is a party with respect thereto (collectively, the “Real Estate Leases”). Accurate and complete copies of all material Real Estate Leases (including all material modifications, amendments, supplements, waivers and side letters thereto) have been made available to Parent.

(c)
Each Real Estate Lease (i) is in full force and effect and is valid and legally binding obligation of the parties thereto, enforceable in accordance with its terms, subject to: (A) Laws of general application relating to bankruptcy, insolvency, reorganization, fraudulent transfer, moratorium or similar Laws affecting creditors’ rights generally; and (B) rules of law governing specific performance, injunctive relief and other equitable remedies (the foregoing (A) and (B), the “Enforceability Limitations”); (ii) has not been amended or modified in any material respect except as reflected in the modifications, amendments, supplements, waivers and side letters thereto made available to Parent; and (iii) except with respect to any Permitted Liens granted under the terms of any of the Real Estate Leases, has not been assigned in any manner by the Company or any of the applicable Company Subsidiaries, other than, in each case, any matters that, individually or in the aggregate, have not had and would not reasonably be expected to have, a Company Material Adverse Effect.

(d)	Neither the Company nor any of the Company Subsidiaries has received a written notice of default under any Real Estate Lease which remains uncured.
Section 3.20. Intellectual Property.
(a)
The Company or a Company Subsidiary is the owner of all registrations and applications for registration for Patents, Trademarks and Copyrights owned or purportedly owned by the Company or any Company Subsidiary (“Registered Intellectual Property Rights”), in each case free and clear of all Liens other than Permitted Liens, except where the lack of such ownership, individually or in the aggregate, has not had and would not reasonably be expected to have a Company Material Adverse Effect.

(b)
Except as would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect, the Company or a Company Subsidiary owns, is validly licensed or otherwise has the valid right to use all Intellectual Property Rights, in each case free and clear of all Liens other than Permitted Liens, material to the conduct of the business of the Company and the Company Subsidiaries, taken as a whole, and immediately following the Closing, the Company and the Company Subsidiaries will continue to own or have in all material respects all such Intellectual Property Rights; provided, however, that the foregoing representation and warranty shall not constitute a representation or warranty with respect to any actual or alleged infringement, misappropriation, or other violation of a third-party.

(c)
To the knowledge of the Company, as of the date hereof, the operation of the respective businesses of the Company and the Company Subsidiaries as presently conducted does not infringe, misappropriate or otherwise violate any Intellectual Property Rights of third parties, and, as of the date hereof, there is no suit, action or other proceeding pending or, to the Knowledge of the Company, threatened in writing that alleges that the operation of the respective businesses of, the Company and the Company Subsidiaries infringes, misappropriates or otherwise violates any Intellectual Property Rights of third parties, or that challenges the use, validity or ownership of Intellectual Property Rights by the Company or Company Subsidiary, that, in each case, individually or in the aggregate, would reasonably be expected to have a Company Material Adverse Effect.
(d)
To the Knowledge of the Company, the Registered Intellectual Property Rights are not being infringed, misappropriated or otherwise violated by any Person, except as would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect, and, as of the date hereof, no such claims are pending or threatened in writing against any Person by the Company or any Company Subsidiary.

(e)
Except as would not have, individually or in the aggregate, a Company Material Adverse Effect, the Company and the Company Subsidiaries have taken reasonable steps to maintain the confidentiality of or otherwise protect and enforce their rights in all Intellectual Property Rights owned by them, and to protect and preserve through the use of customary non-disclosure agreements the confidentiality of all confidential information that is owned or held by the Company and the Company Subsidiaries and used in the conduct of the business as presently conducted.

(f)	The representations and warranties set forth in this Section 3.20 are the Company’s sole and exclusive representations relating to intellectual property matters of any kind.
Section 3.21 Labor Matters.
(a)
None of the Company or any Company Subsidiary is a party to any collective bargaining or similar agreement with a labor organization or employee representative body (each, a “Collective Bargaining Agreement”).

(b)
Except as would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, with respect to employees of the Company or any of the Company Subsidiaries: (a) there are no labor-related strikes, walkouts or lockouts pending or, to the Knowledge of the Company, threatened in writing, (b) to the Knowledge of the Company, no labor organization or group of employees has made a presently pending written demand for recognition or certification and there are no representation or certification proceedings or petitions seeking a representation proceeding presently pending or, to the Knowledge of the Company, threatened in writing, to be brought or filed with the National Labor Relations Board or any other labor relations tribunal or authority and (c) there are no charges pending or, to the Knowledge of the Company, threatened in writing against the Company or any Company Subsidiary before the Equal Employment Opportunity Commission or any state, governmental or local agency in any relevant jurisdiction responsible of the prevention of unlawful employment practices.

(c)
There is no pending or, to the Knowledge of the Company, threatened claim or litigation, or internal or external complaint, against the Company or any Company Subsidiary with respect to allegations of sexual or other workplace harassment or misconduct or hostile work environment, and there has been no settlement of, or payment arising out of or related to, any litigation or claim with respect to sexual or other workplace harassment or misconduct or hostile work environment in the twenty four (24) months prior to the date of this Agreement. Except as would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, the Company and each Company Subsidiary are in compliance in all material respects with all applicable Laws respecting labor, employment, discrimination in employment, terms and conditions of employment, payroll, worker classification (including the proper classification of workers as contingent workers, independent contractors and consultants), wages, mandatory social security schemes, hours and occupational safety and health, terms and conditions of employment and employment practices.

(d)	The representations and warranties set forth in this Section 3.21 are the Company’s sole and exclusive representations relating to labor matters of any kind.
Section 3.22. Anti-Takeover Provisions.
(a)	To the Knowledge of the Company, no “fair price,” “moratorium,” “control share acquisition,”

“supermajority,” “affiliate transactions,” “business combination,” or other similar anti-takeover statute or regulation enacted under any Laws applicable to the Company is applicable to this Agreement, the Statutory Merger Agreement, the Merger, or any of the transactions contemplated by this Agreement.
(b)	The Company is not party to a shareholder rights plan, “poison pill” or similar anti-takeover arrangement, or plan.
Section 3.23. Brokers’ Fees and Expenses. No broker, investment banker, financial advisor or other Person, other than Morgan Stanley & Co. LLC (the “Company Financial Advisor”) and the fees and expenses of which will be paid by the Company, is entitled to any broker’s, finder’s, financial advisor’s or other similar fee or commission in connection with the Merger or any of the other transactions contemplated by this Agreement based upon arrangements made by or on behalf of the Company or any Company Subsidiary.
Section 3.24. Opinion of Financial Advisor. The Company Board has received the written opinion of the Company Financial Advisor, a correct and complete copy of which has been provided to Parent, to the effect that, as of the date of such opinion, and based upon and subject to the various assumptions, qualifications and limitations set forth therein, the Merger Consideration is fair, from a financial point of view, to the holders of the Common Shares, and, as of the date of this Agreement, such opinion has not been withdrawn, revoked or modified.
Section 3.25. Insurance Policies. Except as would not, individually or in the aggregate reasonably be expected to have a Company Material Adverse Effect, all insurance policies purchased by the Company and the Company Subsidiaries are in full force and effect and provide insurance in such amounts and against such risks as the Company reasonably has determined to be prudent, taking into account the industries in which the Company and the Company Subsidiaries operate, and as is sufficient to comply with applicable Law. Except as could not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect, neither the Company nor any Company Subsidiary is in breach or default, and neither the Company nor any Company Subsidiary has taken any action or failed to take any action which, with notice or the lapse of time or both, would constitute such a breach or default, or permit termination or modification of, any of such insurance policies. Except as could not individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect, and to the Knowledge of the Company, (i) no insurer of any such policy has been declared insolvent or placed in receivership, conservatorship, or liquidation; and (ii) no notice of cancellation or termination, other than pursuant to the expiration of a term in accordance with the terms thereof, has been received with respect to any such policy.
Section 3.26. Reserves. The insurance reserves for claims, losses (including incurred, but not reported, losses), loss adjustment expenses (whether allocated or unallocated) and unearned premiums of each Company Subsidiary contained in its Company Statutory Statements (i) were, except as otherwise noted in the applicable Company Statutory Statement, determined in all material respects in accordance with generally accepted actuarial standards consistently applied as in effect at such time, except as otherwise noted in the financial statements and notes thereto included in such Company Statutory Statements, (ii) were computed on the basis of methodologies consistent with those used in computing the corresponding reserves in prior fiscal years, except as otherwise noted in the financial statements and the notes thereto included in such Company Statutory Statements, and (iii) satisfied the requirements of all applicable Laws in all material respects.
Section 3.27. Reserved.
Section 3.28. Investment Company. Neither the Company nor any Company Subsidiary is an “investment company,” as such term is defined in the U.S. Investment Company Act of 1940.
Section 3.29. Reserved.
Section 3.30. Related Person Transactions. Excluding Parent and its Affiliates, there are, and since January 1, 2018, there have been, no Contracts, transactions, arrangements, or understandings between the Company or any Company Subsidiary, on the one hand, and any Affiliate (including any director, officer, or employee or any of their respective family members) thereof or any holder of 5% or more of Common Shares (or any of their respective family members), but not including any wholly owned Company Subsidiary or Arch Reinsurance Ltd. or Gulf Reinsurance Ltd., on the one hand, that would be required to be disclosed pursuant to Item 404 of Regulation S-K promulgated by the SEC in the Company’s Form 10-K or proxy statement pertaining to an annual meeting of shareholders.
Section 3.31. Insurance Business.
(a)	The Company Subsidiaries that conduct the business of insurance or reinsurance (each, a “Company

Insurance Subsidiary”), are duly licensed to conduct the business of insurance or reinsurance in the jurisdictions in which they respectively operate. Each of the Company Insurance Subsidiaries is (i) duly licensed or authorized as an insurance company or, where applicable, reinsurance company in its jurisdiction of incorporation or organization and (ii) duly licensed, authorized or otherwise eligible to transact the business of insurance or reinsurance in each other jurisdiction where it is required to be so licensed, authorized or otherwise eligible in order to conduct its business as currently conducted.
(b)
Except as required by Insurance Laws of general applicability and the insurance or reinsurance permits maintained by the Company Insurance Subsidiaries and except as set forth in Section 3.31(b) of the Company Disclosure Letter, there are no material written agreements, memoranda of understanding, commitment letters or similar undertakings binding on the Company or any Company Subsidiary or to which the Company or any Company Subsidiary is a party, on one hand, and any Governmental Entity is a party or addressee, on the other hand, or any orders or directives by, or supervisory letters or cease-and-desist orders from, any Governmental Entity, nor has the Company nor any Company Subsidiaries adopted any board resolution at the request of any Governmental Entity, in each case specifically with respect to it or any Company Subsidiary, which (i) limit the ability of the Company or any of the Company Insurance Subsidiaries to issue insurance policies and contracts, together with all binders, slips, certificates, endorsements and riders thereto that are issued by a Company Insurance Subsidiary (the “Company Insurance Policies”) or enter into reinsurance agreements, (ii) require any divestiture of any investment of any Subsidiary, (iii) in any manner relate to the ability of any of the Company’s Subsidiaries to pay dividends, (iv) require any investment of the Company Insurance Subsidiaries to be treated as non-admitted assets (or the local equivalent) or (v) otherwise restrict the conduct of business of the Company or any Company Subsidiaries.

(c)
All material Company Insurance Policies in effect as of the date of this Agreement were arranged through an underwriting services agreement with an Affiliate of Parent and, to the Knowledge of the Company, are, to the extent required under applicable Insurance Laws, on forms and at rates approved by the Insurance Regulator of the jurisdiction where issued or, to the extent required by applicable Insurance Laws, have been filed with and not objected to by such authority within the period provided for objection, except that would not, individually or in the aggregate, reasonably be likely to have a Company Material Adverse Effect.

Section 3.32. Statutory Statements; Examinations.
(a)
Except for any failure to file or submit the same that has been cured or resolved to the satisfaction of the applicable Insurance Regulator, since January 1, 2019, each of the Company Insurance Subsidiaries has filed or submitted all material annual and quarterly statutory financial statements, in each case, required by applicable Insurance Law to be filed with or submitted to the appropriate Insurance Regulator of each material jurisdiction in which it is licensed, authorized or otherwise eligible with respect to the conduct of the business of insurance or reinsurance, as applicable (collectively, the “Company Statutory Statements”), except for such failures to file which would not, individually or in the aggregate, reasonably be likely to have a Company Material Adverse Effect.

(b)
The financial statements included in such Company Statutory Statements were prepared in all material respects in accordance with Applicable SAP, applied on a consistent basis, except as may have been noted therein, during the periods involved, and fairly present in all material respects, to the extent required by and in conformity with Applicable SAP, the statutory financial position of the relevant Company Insurance Subsidiary as of the respective dates thereof and the results of operations of such Company Insurance Subsidiary for the respective periods then ended, and no material deficiency has been asserted in writing by any Insurance Regulator with respect to any of such Company Statutory Statements that has not been cured or otherwise resolved prior to the date hereof. The financial statements included in the Company Statutory Statements accurately reflect in all material respects the extent to which, under applicable Law and Applicable SAP, the applicable Company Insurance Subsidiary is entitled to take credit for reinsurance (or any local equivalent concept).

Section 3.33. No Other Representations or Warranties. Except for the representations and warranties contained in Article III or in any certificate delivered by the Company to Parent or Merger Sub (and notwithstanding the delivery or disclosure to the Parent, Merger Sub or any of their Representatives of any documentation, projections, estimates, budgets or other information), Parent and Merger Sub each acknowledge that (x) none of the Company, the Company Subsidiaries or any other Person on behalf of the Company makes, or has made, any representation or warranty, express or implied, relating to itself or its business or otherwise in connection with this Agreement, the Merger or the other transactions contemplated by this Agreement, and neither Parent nor Merger Sub is relying on any representation, warranty or other information of any Person except for those representations or warranties expressly set forth in this Agreement and (y) no Person has been authorized by the Company, the Company Subsidiaries or any other Person on behalf of the Company to make any representation or warranty, express or implied, relating to itself or its business or otherwise in connection with this Agreement and Merger, and if made, such representation or warranty shall not be relied upon by Parent or Merger Sub as having been authorized by such entity.
ARTICLE IV
REPRESENTATIONS AND WARRANTIES OF PARENT AND MERGER SUB
Parent and Merger Sub jointly and severally represent and warrant to the Company that the statements contained in this Article IV are true and correct.
Section 4.01 Organization. Each of Parent and Merger Sub is duly organized, validly existing and in good standing under the Laws of the jurisdiction in which it is organized. Each of Parent and Merger Sub is duly qualified or licensed to do business in each jurisdiction where the nature of its business make such qualification necessary, other than in such jurisdictions where the failure to be so qualified or licensed, individually or in the aggregate, has not had and would not reasonably be expected to have a Parent Material Adverse Effect.
Section 4.02 Authority; Execution and Delivery; Enforceability. Each of Parent and Merger Sub has all requisite corporate power and authority to execute and deliver this Agreement and the Statutory Merger Agreement, to perform its obligations hereunder and thereunder, and to consummate the Merger and the other transactions contemplated by this Agreement and the Statutory Merger Agreement. The execution and delivery of this Agreement and the Statutory Merger Agreement by Parent and Merger Sub and the consummation by Parent and Merger Sub of the transactions contemplated by this Agreement and the Statutory Merger Agreement have been duly authorized by all necessary corporate action on the part of Parent and Merger Sub and no other corporate proceedings on the part of Parent or Merger Sub are necessary to authorize the execution and delivery of this Agreement and the Statutory Merger Agreement or to consummate the Merger and the transactions contemplated hereby (except for executing and delivery the Statutory Merger Agreement and the filing of the Merger Application with the Registrar pursuant to the Bermuda Companies Act). Each of Parent and Merger Sub has duly executed and delivered this Agreement and, assuming the due authorization, execution and delivery by the Company, this Agreement constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms except, in each case, as enforcement may be limited by bankruptcy, insolvency, reorganization, fraudulent transfer, moratorium or similar Laws affecting creditors’ rights generally and by general principles of equity.
Section 4.03. No Conflicts; Consents.
(a)
The execution and delivery by each of Parent and Merger Sub of this Agreement and the Statutory Merger Agreement do not, and the performance by each of Parent and Merger Sub of its obligations hereunder and thereunder and the consummation of the Merger and the other transactions contemplated by this Agreement and the Statutory Merger Agreement will not, conflict with, or result in any violation of or default (with or without notice or lapse of time, or both) under, or (solely with respect to clause (ii) below) give rise to a right of termination, cancellation or acceleration of any obligation, any obligation to make an offer to purchase or redeem any Indebtedness or share capital or any loss of a material benefit under, or result in the creation of any Lien upon any of the properties or assets of Parent, Merger Sub or any of their respective Affiliates under, any provision of (i) the governing or organizational documents of Parent; Merger Sub or any of their respective Affiliates; (ii) any Contract to which Parent; Merger Sub or any of their respective Affiliates is a party or by which any of their respective properties or assets is bound; or (iii) subject to the filings and other matters referred to in Section 4.03(b), any Permit, Order or Law, in each case, applicable to Parent; Merger Sub or any of their respective Affiliates or their respective properties or assets, other than, in the case of clauses (ii) and (iii) above, any matters that, individually or in the aggregate, have not had and would not reasonably be expected to have a Parent Material Adverse Effect.

(b)
No Consent of or from, or registration, declaration, notice or filing made to or with any Governmental Entity, is required to be obtained or made by or with respect to Parent; Merger Sub or any of their respective

Affiliates in connection with the execution and delivery of this Agreement or the Statutory Merger Agreement or its performance of its obligations hereunder or thereunder or the consummation of the Merger and the other transactions contemplated by this Agreement and the Statutory Merger Agreement, other than (i) (A) compliance with and filings under the HSR Act, (B) approvals and filings with any Governmental Entities as set forth in Section 4.03 of the Parent Disclosure Letter, and (C) such other Consents as are required to be made or obtained under (1) any non-U.S. antitrust, competition, trade regulation, foreign investment or similar Laws or (2) applicable state securities or “blue sky” Laws and the securities Laws of any foreign country, in each case in order to complete the Merger and the other transactions contemplated by this Agreement and the Statutory Merger Agreement; (ii) executing and delivering the Statutory Merger Agreement; (iii) the filing of the Merger Application with the Registrar pursuant to the Bermuda Companies Act and appropriate documents with the relevant authorities of the other jurisdictions in which Parent and the Company are qualified to do business; and (iv) such other matters that, individually or in the aggregate, have not had and would not reasonably be expected to have a Parent Material Adverse Effect.
Section 4.04. Information Supplied. None of the information supplied or to be supplied by Parent; Merger Sub or any of their respective Affiliates for inclusion or incorporation by reference in the Proxy Statement will, at the date it is first mailed to the Company’s shareholders or at the time of the Company Shareholders Meeting, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading. None of the information supplied or to be supplied by Parent; Merger Sub or any of their respective Affiliates for inclusion or incorporation by reference in the Schedule 13E-3 (or any amendment thereof or supplement thereto) will, at the date it is first filed with the SEC or at the time of the Company Shareholders Meeting, contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading. No representation is made by Parent; Merger Sub or any of their respective Affiliates with respect to statements made or incorporated by reference therein based on information supplied by the Company or its Affiliates for inclusion or incorporation by reference therein.
Section 4.05. Compliance with Applicable Laws. Except as would not be reasonably expected to have, individually or in the aggregate, a Parent Material Adverse Effect, since the date of incorporation of Parent the business of Parent and the Parent Subsidiaries has been conducted in accordance with all Laws applicable thereto. Except as would not be reasonably expected to have, individually or in the aggregate, a Parent Material Adverse Effect, since the date of formation of Parent, to the Knowledge of Parent, the business of Parent and the Parent Subsidiaries has at all times maintained and been in compliance with all material Permits required by all Laws applicable thereto.
Section 4.06. Litigation. At the date of this Agreement, there is no suit, action or other proceeding pending or, to the Knowledge of Parent, threatened against Parent; Merger Sub or any of their respective Affiliates, nor is there any Order outstanding against or, to the Knowledge of Parent, investigation by any Governmental entity involving Parent; Merger Sub or any of their respective Affiliates that, individually or in the aggregate, has had or would reasonably be expected to have a material adverse effect on Parent’s and Merger Sub’s ability to consummate the transactions contemplated by this Agreement.
Section 4.07. Brokers’ Fees and Expenses. No broker, investment banker or financial advisor, other than Goldman Sachs & Co. LLC and Guggenheim Partners Investment Management, LLC, the fees and expenses of which will be paid by Parent, is entitled to any broker’s, finder’s, financial advisor’s or other similar fee or commission in connection with the Merger or any of the other transactions contemplated by this Agreement based upon arrangements made by or on behalf of Parent or Merger Sub.
Section 4.08. Merger Sub. Merger Sub is a wholly owned subsidiary of Parent. Since its date of incorporation, Merger Sub has not carried on any business nor conducted any operations other than the execution of this Agreement, the performance of its obligations hereunder and matters ancillary thereto.
Section 4.09. Ownership of Common Shares and Preference Shares. Except for the Common Shares owned by Arch Reinsurance Ltd. and 8½% Preference Shares owned by Gulf Reinsurance Ltd., none of Parent, Merger Sub or, to the Knowledge of Parent or Merger Sub, any of their respective Affiliates (other than certain officers and directors of Arch Capital Group Ltd. and its subsidiaries), owns, or will prior to the Closing Date own, any share capital of the Company or has any rights to acquire any share capital of the Company (except pursuant to this Agreement).

Other than the Voting and Support Agreement, there are no voting trusts or other agreements, arrangements or understandings to which Parent, any Affiliate of Parent or any of the Parent Subsidiaries is a party with respect to the voting of any share capital or other equity interests of the Company or any of the Company Subsidiaries, nor are there any agreements, arrangements or understandings to which Parent, any Affiliate of Parent or any of the Parent Subsidiaries is a party with respect to the acquisition, divestiture, retention, purchase, sale or tendering of the share capital or other equity interest of the Company or any of the Company Subsidiaries.
Section 4.10. Available Funds. Parent has or will have, and will cause Merger Sub to have, prior to the Effective Time, cash sufficient to enable Parent and Merger Sub to consummate the Merger on the terms contemplated by this Agreement, and to make all payments contemplated by this Agreement, including payment of the Merger Consideration and all fees and expenses in connection with the Merger and the other transactions contemplated hereby.
Section 4.11. Solvency of the Surviving Company Following the Merger. As of the Effective Time, assuming the accuracy, in all material respects, of the representations and warranties of the Company in this Agreement and material compliance by the Company with the covenants contained in this Agreement, immediately after giving effect to the transactions contemplated by this Agreement, including the payment of the aggregate Merger Consideration, if any, and payment of all related fees and expenses, the Surviving Company and its Subsidiaries, on a consolidated basis, will be Solvent. For the purposes of this Section 4.11, the term “Solvent,” when used with respect to any Person, means that, as of any date of determination, (a) the amount of the “fair saleable value” (determined on a going concern basis) of the assets of such Person will, as of such date, exceed the value of all “liabilities of such Person, including contingent and other liabilities,” as of such date, as such quoted terms are generally determined in accordance with applicable Laws governing determinations of the insolvency of debtors; (b) such Person will not have, as of such date, an unreasonably small amount of capital for the operation of the businesses in which it is engaged or proposed to be engaged following such date; and (c) such Person will be able to pay its liabilities, including contingent and other liabilities, as they mature. For purposes of this definition, “not have an unreasonably small amount of capital for the operation of the businesses in which it is engaged or proposed to be engaged” and “able to pay its liabilities, including contingent and other liabilities, as they mature” means that such Person will be able to generate enough cash from operations, asset dispositions or lines of credit, or a combination thereof, to meet its obligations as they become due.
ARTICLE V
COVENANTS RELATING TO CONDUCT OF BUSINESS
Section 5.01. Conduct of Business by the Company. Except (i) as expressly set forth in the Company Disclosure Letter; (ii) as expressly permitted, contemplated or required by this Agreement; (iii) as required by applicable Law or by the terms of any Contracts in effect as of the date hereof or taken at the direction of Parent or its Affiliates pursuant to any existing Contract; (iv) with the prior written consent of Parent (which shall not be unreasonably withheld, conditioned or delayed); or (v) for actions taken to implement Governmental Orders issued, or to take actions reasonable necessary, in response to COVID-19, from the date of this Agreement to the Effective Time, the Company shall, and shall cause each Company Subsidiary to, conduct the business of the Company and each Company Subsidiary in the ordinary course of business consistent with past practice in all material respects and in compliance with applicable Laws. In addition, and without limiting the generality of the foregoing, except (i) as expressly set forth in Section 5.01 of the Company Disclosure Letter; (ii) as expressly permitted, contemplated or required by this Agreement; (iii) as required by applicable Law or by the terms of any Contracts in effect as of the date hereof; (iv) for actions taken to implement Governmental Orders issued, or to take actions reasonable necessary, in response to COVID-19; or (v) with the prior written consent of Parent (which shall not be unreasonably withheld, conditioned or delayed), from the date of this Agreement to the Effective Time, the Company shall use commercially reasonable efforts to not, and shall use commercially reasonable efforts to not cause or permit any Company Subsidiary to:
(a)	amend or propose to amend its Charter Documents, except as may be required by Law or the rules and regulations of the SEC or the Nasdaq;
(b)
(i) other than with respect to regular quarterly dividends required to be paid on the 8½% Preference Shares, declare, set aside or pay any dividends on, or make any other distributions (whether in cash, shares or property or any combination thereof) in respect of, any of its share capital, other equity interests or voting securities, other than dividends and distributions by a direct or indirect wholly owned Company Subsidiary to its parent; (ii) split, combine, subdivide or reclassify any of its share capital, other equity interests or voting securities or securities convertible into or exchangeable or exercisable for share capital or other equity interests or voting securities, or issue or authorize the issuance of any other securities in respect of, in lieu of or in substitution for its share capital, other equity interests or voting securities; or (iii) repurchase, redeem or otherwise acquire, or offer to repurchase, redeem or otherwise acquire, any share capital or voting securities of, or equity interests in, the Company or any Company Subsidiary or any securities of the Company or any Company Subsidiary convertible into or exchangeable or exercisable for share capital or voting securities of, or equity interests in, the Company or any Company Subsidiary, or any warrants, calls, options or other rights to acquire any such share capital, securities or interests, except for acquisitions, or deemed acquisitions, of Common Shares or other equity securities of the Company in connection with (A) the withholding of Taxes in connection with the vesting or settlement of Company Share Awards and (B) forfeitures of Company Share Awards;
(c)
except for transactions among the Company and one or more Company Subsidiaries or among one or more Company Subsidiaries, issue, deliver, sell, grant, pledge or otherwise encumber or subject to any Lien (other than Liens imposed by applicable securities Laws) (i) any share capital of the Company or any Company Subsidiary other than the issuance of Common Shares (A) upon the vesting or settlement of Company Share Awards issued before the date hereof in accordance with the terms thereof or (B) as required by the terms of the Company Share Awards issued before the date hereof; (ii) any other equity interests or voting securities of the Company or any Company Subsidiary; (iii) any securities convertible into or exchangeable or exercisable for share capital or voting securities of, or other equity interests in, the Company or any Company Subsidiary; (iv) any warrants, calls, options or other rights to acquire any share capital or voting securities of, or other equity interests in, the Company or any Company Subsidiary; (v) any rights issued by the Company or any Company Subsidiary that are linked in any way to the price of any class of Share Capital or any share capital of any Company Subsidiary, the value of the Company, any Company Subsidiary or any part of the Company or any Company Subsidiary; or (vi) any Company Voting Debt;

(d)
make, depart from or adopt any change in any accounting methods, principles, policies or practices of the Company or any Company Subsidiary, other than in the ordinary course of business consistent with past practice and except as may be required by a change in GAAP, Applicable SAP or Law (or authoritative interpretations thereof);

(e)
knowingly take any action, directly or indirectly, that would, or would reasonably be expected to, expose the Company or the Company Subsidiaries to material liability under any applicable Anti-Corruption Law or Anti-Money Laundering Law;

(f)
directly or indirectly (i) acquire or agree to acquire, by merger, consolidation, acquisition of stock or assets, or otherwise, any equity interest in or business of any Person or division thereof or (ii) make any loans, advances, or capital contributions to or investments in any Person in excess of $500,000;

(g)
sell, transfer, lease, license, or otherwise dispose of (whether by way of merger, consolidation, sale of stock or assets, or otherwise) or pledge, mortgage, sell and leaseback, encumber or otherwise subject to any Lien (other than Permitted Liens), any material properties or material assets, including the capital stock or other equity interests in any Company Subsidiary or any material interests therein, other than (i) in the ordinary course of business consistent with past practice; (ii) pursuant to Contracts in existence on the date of this Agreement; or (iii) with respect to transactions between the Company, on the one hand, and any Company Subsidiary, on the other hand, or between Company Subsidiaries;

(h)
repurchase, prepay, or incur any Indebtedness (including, for the avoidance of doubt, the issuance of any letters of credit) or guarantee any Indebtedness of another Person, issue or sell any debt securities or options, warrants, calls, or other rights to acquire any debt securities of the Company or any Company Subsidiary, guarantee any debt securities of another Person, enter into any “keep well” or other Contract to maintain any financial statement condition of any other Person (other than a wholly owned Company Subsidiary) or enter into any arrangement having the economic effect of any of the foregoing, except for (i) Indebtedness under the Company’s or the Company Subsidiaries’ existing credit facilities; or (ii) Indebtedness between the Company, on the one hand, and any Company Subsidiary, on the other hand, or between Company Subsidiaries;

(i)	institute, settle or compromise any Action involving the payment of monetary damages by the Company or any Company Subsidiary of any amount exceeding $1,000,000 in the aggregate;
(j)
abandon, allow to lapse, sell, assign, transfer, exclusively license, grant any material security interest in or otherwise encumber or dispose of any Intellectual Property Rights owned by the Company or any Company Subsidiary, or grant any material right or license to any Intellectual Property Rights, other than pursuant to non-exclusive licenses entered into in the ordinary course of business consistent with past practice;

(k)
(i) make, change or revoke any material Tax election; (ii) file any amended material Tax Return; (iii) make, change or revoke any Tax accounting method; (iv) enter into any closing or similar agreement regarding any material Tax liability or assessment; (v) enter into, change or revoke any Tax Sharing Obligation; (vi) settle or resolve any controversy that relates to a material amount of Taxes; (vii) consent to any extension or waiver of the limitation period applicable to any material Tax audit, assessment or other Tax matter; or (viii) surrender any right to claim a material Tax refund;

(l)
(i) materially increase the compensation or benefits payable to any current or former director, officer or employee of the Company or any Company Subsidiary, other than routine increases in the ordinary course of business consistent with past practice; (ii) hire, terminate or promote any officers or employees with an annual base salary over $50,000, other than hires or promotions to fill a vacancy in the ordinary course of business consistent with past practice; (iii) fund or secure the payment in any way, or accelerate the time of payment, vesting or funding of any compensation or benefits payable to any current or former director, officer or employee of the Company or any Company Subsidiary, other than in the ordinary course of business consistent with past practice; or (iv) amend any Company Benefit Plan or Collective Bargaining Agreement or terminate, adopt or enter into any plan, agreement or arrangement that would be a Company Benefit Plan or Collective Bargaining Agreement if in effect on the date hereof, in each case other than as required by applicable Law or the terms of any Company Benefit Plan in effect as of the date hereof;

(m)	enter into any material agreement, agreement in principle, letter of intent, memorandum of understanding, or similar Contract with respect to any joint venture, strategic partnership, or alliance;
(n)
terminate or modify in any material respect, or fail to exercise or waive any renewal or other rights with respect to, any material insurance policy or Material Contract, other than any Company Insurance Policy or Company reinsurance Contract;

(o)	make or authorize capital expenditures except in the ordinary course of business consistent with past practice, in excess, individually, or in the aggregate, of $1,000,000;
(p)
adopt any plan of complete or partial liquidation or dissolution, restructuring, recapitalization or reorganization for the Company or any Company Subsidiary (excluding any internal reorganization of wholly owned Company Subsidiaries);

(q)	enter into any material new line of business, any class or any market in which the Company and the Company Subsidiaries do not operate as of the date of this Agreement;
(r)	modify in any material respect the business plan of any Company Insurance Subsidiary filed with the applicable Insurance Regulator as of the date of this Agreement;
(s)	enter into any agreement or commitment with any Insurance Regulator other than in the ordinary course of business consistent with past practice;
(t)	abandon, modify, waive or terminate any material Permit; or
(u)	agree or commit to take any of the foregoing actions.
Section 5.02. Other Actions. Except as expressly permitted, contemplated or required by this Agreement and except as required by applicable Law, from the date of this Agreement until the earlier to occur of the Effective Time or the termination of this Agreement in accordance with its terms, (a) except at the express written request or with the express written approval of Parent the Company shall not, and shall not permit any of its Subsidiaries to, take, or agree or commit to take, any action that would reasonably be expected to, individually or in the aggregate with other such actions, prevent, materially delay, or materially impede the consummation of the Merger or the other transactions contemplated by this Agreement and (b) except at the express written request or with the express written approval of the Company, Parent shall not, and shall not permit any of its Subsidiaries to, take, or agree or commit to take, any action that would reasonably be expected to, individually or in the aggregate with other such actions, prevent, materially delay, or materially impede the consummation of the Merger or the other transactions contemplated by this Agreement.
Section 5.03. No Control. Nothing contained in this Agreement shall give Parent; Merger Sub or any of their respective Affiliates, directly or indirectly, the right to control or direct the Company’s or the Company Subsidiaries’ operations prior to the Effective Time.
Section 5.04. No Solicitation by the Company; Company Board Recommendation.
(a)
Except as permitted by Section 5.04(b) or Section 5.04(d), the Company shall, and shall cause each of the Company Subsidiaries, and its and their officers, directors, managers or employees, and shall instruct its accountants, consultants, legal counsel, financial advisors and agents and other representatives (with respect to any Person, the foregoing Persons are referred to herein as such Person’s “Representatives”) of the Company or the Company Subsidiaries, to: (i) immediately cease any direct or indirect existing solicitations, discussions or negotiations with any Persons that may be ongoing with respect to any Alternative Proposal or any proposal that could be reasonably expected to result in an Alternative Proposal; and (ii) from the date hereof until the earlier of the Effective Time or the date, if any, on which this Agreement is terminated pursuant to Section 8.01, subject to the other provisions of this Section 5.04, not, and not to publicly announce any intention to, directly or indirectly, (A) solicit, initiate, knowingly encourage or facilitate any inquiry, discussion, offer or request that constitutes, or would reasonably be expected to lead to, an Alternative Proposal (an “Inquiry”) (it being understood and agreed that ministerial acts that are not otherwise prohibited by this Section 5.04 (such as answering unsolicited phone calls) shall not be deemed to “facilitate” for purposes of, or otherwise constitute a violation of, this Section 5.04), (B) furnish non-public information regarding the Company or the Company Subsidiaries to any Person in connection with an Inquiry or an Alternative Proposal, (C) enter into, continue or maintain discussions or negotiations with any Person with respect to an Inquiry or an Alternative Proposal, (D) otherwise cooperate with or assist or participate in or facilitate any discussions or negotiations regarding, or furnish or cause to be furnished to any Person or “Group” (as such term is defined in Section 13(d) under the Exchange Act) any non-public information with respect to, or take any other action to facilitate any Inquiries or the making of any proposal that constitutes, or could be reasonably expected to result in, an Alternative Proposal, (E) approve, agree to, accept, endorse or recommend any Alternative Proposal, (F) submit to a vote of its shareholders, approve, endorse or recommend any Alternative Proposal, (G) effect any Adverse Recommendation Change or (H) enter into any letter of intent, agreement in principle, term sheet, acquisition agreement, merger agreement, option agreement, joint venture agreement, partnership agreement, or other Contract or agreement (collectively, a “Company Acquisition Agreement”) relating to any Alternative Proposal.

(b)
Notwithstanding anything to the contrary in Section 5.04(a), if the Company or any of the Company Subsidiaries or any of its or their respective Representatives receives an unsolicited bona fide written Alternative Proposal by any Person or Group at any time prior to the Company Shareholders Meeting, and provided there has been no material breach of Section 5.04(a) that resulted in such Alternative Proposal, the Company and its Representatives may, prior to the Company Shareholders Meeting, take the actions set forth in subsections (i) and/or (ii) of this Section 5.04(b) if the Company Board (or any committee thereof) has determined, in its good faith judgment (after consultation with the Company’s financial advisors and outside legal counsel), that such Alternative Proposal constitutes or could reasonably be expected to lead to a Superior Proposal and that the failure to take such action would be inconsistent with the directors’ exercise of their fiduciary duties under applicable Law: (i) furnish non-public information to and afford access to the business, employees, officers, contracts, properties, assets, books and records of the Company and the Company Subsidiaries to any Person in response to such Alternative Proposal, pursuant to the prior execution of (and the Company and/or Company Subsidiaries may enter into) an Acceptable Confidentiality Agreement; and (ii) enter into and engage in discussions or negotiations with any Person with respect to such Alternative Proposal.

(c)
Promptly (but in no event more than 48 hours) following receipt (to the Knowledge of the Company) of any Alternative Proposal or any Inquiry, the Company shall advise Parent in writing of the receipt of such Alternative Proposal or Inquiry, and the terms and conditions of such Alternative Proposal or Inquiry

(including, in each case, the identity of the Person or Group making any such Alternative Proposal or Inquiry), and the Company shall as promptly as reasonably practicable provide to Parent (i) a copy of such Alternative Proposal or Inquiry, if in writing; or (ii) a summary of the material terms of such Alternative Proposal or Inquiry, if oral. Neither the Company nor any Company Subsidiary or any of its or their respective Representatives shall take any action set forth in subsections (i) or (ii) of Section 5.04(b) unless and until the Company shall have delivered to Parent the written notice contemplated by the foregoing sentence and a written notice advising Parent that it intends to take such action. The Company agrees that it shall promptly provide to Parent any non-public information concerning the Company or any of the Company Subsidiaries that may be provided (pursuant to Section 5.04(b)) to any other Person or Group in connection with any such Alternative Proposal that has not previously been provided to Parent. In addition, the Company shall keep Parent reasonably informed on a prompt basis of any material developments regarding the Alternative Proposal or any material change to the terms or status of the Alternative Proposal or Inquiry.
(d)
Notwithstanding anything herein to the contrary, at any time prior to the Company Shareholders Meeting, the Company Board may, if the Company has received a Superior Proposal (after taking into account the terms of any revised offer by Parent pursuant to this Section 5.04(d)), and provided there has been no material breach of Section 5.04(a) that resulted in such Superior Proposal, (i) cause the Company to withdraw, qualify or modify, or propose publicly to withdraw, qualify or modify, in a manner adverse to Parent, the Company Recommendation or take any action, or make any public statement, filing or release inconsistent with the Company Recommendation (including, for the avoidance of doubt, recommending against the Merger or approving, endorsing or recommending any Alternative Proposal) or (ii) terminate this Agreement pursuant to Section 8.01(d) to enter into a definitive written agreement providing for such Superior Proposal simultaneously with the termination of this Agreement, in the case of clauses (i) and (ii), if the Company Board has determined in good faith, after consultation with outside legal counsel, that the failure to take such action would be inconsistent with the directors’ exercise of their fiduciary duties under applicable Law; provided that the Company Board may not take either of the actions described in clauses (i) and (ii) above unless:

(x)
the Company has provided prior written notice to Parent of its intent to take such action at least four (4) Business Days in advance (the “Notice Period”) of taking such action, which notice shall advise Parent of the circumstances giving rise to the Adverse Recommendation Change, that the Company Board has received a Superior Proposal, that the Company Board intends to effect an Adverse Recommendation Change and/or the Company intends to enter into a Company Acquisition Agreement, and shall specify the identity of the party making the Superior Proposal and the material terms and conditions thereof, and include an unredacted copy of such Superior Proposal (or, where no such copy is available, a detailed description of the material terms and conditions of such Superior Proposal) and attaches to such notice the most current version of any proposed agreement for such Superior Proposal;

(y)
during the Notice Period, the Company has negotiated with Parent in good faith (to the extent Parent desires to so negotiate) to make such adjustments in the terms and conditions of this Agreement so that such Superior Proposal ceases to constitute (in the good faith judgment of the Company Board) a Superior Proposal; and

(z)
the Company Board has determined in good faith, after considering the results of such negotiations and giving effect to any proposals, amendments or modifications made or agreed to by Parent, if any, and after consultation with the Company’s financial advisors and outside legal counsel, that such Superior Proposal remains a Superior Proposal. If during the Notice Period any material revisions are made to the Superior Proposal, the Company shall deliver a new written notice to Parent and shall comply with the requirements of this Section 5.04(d) with respect to such new written notice; provided, however, that for purposes of this sentence, references to the four (4) Business Day period above shall be deemed to be references to a three (3) Business Day period.

(e)
Nothing contained in this Agreement shall prevent the Company or the Company Board from issuing a “stop, look and listen” communication pursuant to Rule 14d-9(f) under the Exchange Act or complying with Rule 14d-9 and Rule 14e-2 under the Exchange Act with respect to an Alternative Proposal or from making any disclosure to the Company’s shareholders if the Company Board (after consultation with outside legal counsel) concludes that its failure to do so would reasonably be expected to be inconsistent with its fiduciary duties under applicable Law. For the avoidance of doubt, a factually accurate public statement that describes the Company’s receipt of an Alternative Proposal and the operation of this Agreement with respect thereto shall not be deemed an Adverse Recommendation Change.
(f)	For purposes of this Agreement:
(i)
“Alternative Proposal” means any inquiry, proposal or offer (whether or not in writing), or any indication of interest in making a proposal or offer, by any Person or group (other than Parent and its Subsidiaries, including Merger Sub, or any Person in which Parent and its Subsidiaries hold not less than 20% of the equity ownership or voting power), relating to any transaction or series of related transactions (other than transactions contemplated by this Agreement), involving any (A) direct or indirect acquisition (whether by merger, amalgamation, scheme of arrangement, consolidation, share exchange, other business combination, any reinsurance or retrocession transaction, or transaction that has similar risk transfer effects or otherwise) of assets of the Company of any Company Subsidiary (including any voting interests of Company Subsidiaries, but excluding sales of assets in the ordinary course of business) equal to twenty percent (20%) or more of the fair market value of the Company’s and the Company Subsidiaries’ consolidated assets or to which twenty percent (20%) or more of the Company’s and the Company Subsidiaries’ net revenues or net income on a consolidated basis are attributable; (B) direct or indirect acquisition (whether by merger, amalgamation, scheme of arrangement, consolidation, share exchange, other business combination, or otherwise) of twenty percent (20%) or more of the voting equity interests of the Company or any Company Subsidiary whose business constitutes twenty percent (20%) or more of the consolidated net revenues, net income, or assets of the Company and the Company Subsidiaries, taken as a whole; (C) tender offer or exchange offer that if consummated would result in any Person or group (as defined in Section 13(d) of the Exchange Act) beneficially owning (within the meaning of Section 13(d) of the Exchange Act) twenty percent (20%) or more of the voting power of the Company; (D) merger, amalgamation, consolidation, other business combination, or similar transaction involving the Company or any Company Subsidiary, pursuant to which such Person or group (as defined in Section 13(d) of the Exchange Act) would own twenty percent (20%) or more of the consolidated net revenues, net income, or assets of the Company and the Company Subsidiaries, taken as a whole; (E) liquidation, dissolution (or the adoption of a plan of liquidation or dissolution), or recapitalization or other significant corporate reorganization of the Company or one or more Company Subsidiaries which, individually or in the aggregate, generate or constitute twenty percent (20%) or more of the consolidated net revenues, net income, or assets of the Company and the Company Subsidiaries, taken as a whole; or (F) any combination of the foregoing.

(ii)
“Superior Proposal” means any bona fide written Alternative Proposal (except that, for purposes of this definition, each reference in the definition of “Alternative Proposal” to “twenty percent (20%)” shall be “eighty percent (80%)”) that the Company Board determines in good faith (after consultation with outside legal counsel and the Company Financial Advisor) to be more favorable from a financial point of view to the holders of Common Shares than the transactions contemplated by this Agreement, taking into account: (A) all financial considerations; (B) the identity of the third party making such Alternative Proposal; (C) the anticipated timing, conditions (including any financing condition or the reliability of any debt or equity funding commitments) and prospects for completion of such Alternative Proposal; (D) the other terms and conditions of such Alternative Proposal and the implications thereof on the Company, including relevant legal, regulatory, and other aspects of such Alternative Proposal deemed relevant by the Company Board (including conditions related to financing, shareholder approval, regulatory approvals, or other events or circumstances beyond the control of the party invoking the condition); and (E) any revisions to the terms of this Agreement and the Merger proposed by Parent during the Notice Period.

(iii)
“Acceptable Confidentiality Agreement” means a confidentiality agreement containing terms not materially less favorable in the aggregate to the Company than the terms set forth in the Confidentiality Agreement (it being understood and hereby agreed that such confidentiality agreement need not contain a “standstill” or similar provision that prohibits the counterparty thereto or any of its Affiliates or Representatives from making any Alternative Proposal, acquiring the Company or taking any other similar action; provided that such confidentiality agreement shall require that any such Alternative Proposal or similar communications be made to the Company Board on a confidential basis to the extent permitted by Law); provided, however, that such confidentiality agreement shall not prohibit compliance by the Company with any of the provisions of this Agreement, including this Section 5.04.
ARTICLE VI
ADDITIONAL COVENANTS AND AGREEMENTS
Section 6.01. Preparation of the Proxy Statement and Schedule 13E-3; Company Shareholders Meeting.
(a)
As promptly as practicable following the date of this Agreement, the Company shall prepare and cause to be filed with the SEC a proxy statement to be sent to the Company’s shareholders relating to the Company Shareholders Meeting (together with any amendments or supplements thereto, the “Proxy Statement”). Parent shall furnish to the Company all information concerning Parent and its Affiliates as may be reasonably requested by the Company, including all such information required by the Exchange Act and the rules and regulations promulgated thereunder to be set forth in the Proxy Statement, and Parent shall provide such other assistance as may be reasonably requested in connection with the preparation, filing and distribution of the Proxy Statement, and the Proxy Statement shall include all information reasonably requested by the Company to be included therein. The Company shall use its reasonable best efforts to cause the Proxy Statement at the date that it (and any amendment or supplement thereto) is first published, sent, or given to the shareholders of the Company and at the time of the Company Shareholders Meeting, to comply as to form in all material respects with the requirements of the Exchange Act and the rules and regulations promulgated thereunder. The Company shall promptly notify Parent upon the receipt of any comments from the SEC or any request from the SEC for amendments or supplements to the Proxy Statement and shall provide Parent with copies of all correspondence between the Company and its Representatives, on the one hand, and the SEC, on the other hand. The Company shall use its reasonable best efforts to respond as promptly as reasonably practicable to any comments from the SEC with respect to the Proxy Statement, and Parent will reasonably cooperate in connection therewith. Notwithstanding the foregoing, prior to filing or mailing the Proxy Statement (or any amendment or supplement thereto) or responding to any comments of the SEC with respect thereto, the Company (i) shall provide Parent an opportunity to review and comment on the Proxy Statement or response (including the proposed final version of the Proxy Statement or response) and (ii) shall consider in good faith all comments proposed by Parent.

(b)
The Company and Parent shall cooperate to (i) concurrently with the preparation and filing of the Proxy Statement, jointly prepare and file with the SEC a Rule 13E-3 Transaction Statement on Schedule 13E-3 (together with any amendments thereof or supplements thereto, the “Schedule 13E-3”) relating to the transactions contemplated by this Agreement, and furnish to each other all information concerning such party as may be reasonably requested in connection with the preparation of the Schedule 13E-3, (ii) respond as promptly as reasonably practicable to any comments received from the SEC with respect to the Schedule 13E-3 and will consult with each other prior to providing such response, (iii) as promptly as reasonably practicable, prepare and file any amendments or supplements necessary to be filed in response to any such comments, (iv) use reasonable best efforts to have cleared by the staff of the SEC the Schedule 13E-3 and (v) to the extent required by applicable Law, as promptly as reasonably practicable prepare and file any supplement or amendment to the Schedule 13E-3. Each party shall promptly notify the other parties upon the receipt of any comments from the SEC or any request from the SEC for amendments or supplements to the Schedule 13E-3 and shall provide the other parties with copies of all correspondence between such party and its Representatives, on the one hand, and the SEC, on the other hand.

(c)
If prior to the Effective Time any change occurs with respect to information supplied by Parent or its Affiliates for inclusion in the Proxy Statement or the Schedule 13E-3 which is required to be described in an amendment of, or a supplement to, the Proxy Statement or the Schedule 13E-3, Parent shall promptly notify the Company of such change, and Parent and the Company shall cooperate in the prompt filing with the SEC of any necessary amendment or supplement to the Proxy Statement or the Schedule 13E-3, as applicable, and as required by Law, in disseminating the information contained in such amendment or supplement to the Company’s shareholders. Nothing in this Section 6.01(c) shall limit the obligations of any party under Section 6.01(a).

(d)
If prior to the Effective Time any change occurs with respect to information supplied by the Company for inclusion in the Proxy Statement or the Schedule 13E-3, which is required to be described in an amendment of, or a supplement to, the Proxy Statement or the Schedule 13E-3, the Company shall promptly notify Parent of such event, and the Company shall as promptly as practicable file any necessary amendment or supplement to the Proxy Statement or the Schedule 13E-3, as applicable, with the SEC and, as required by Law, disseminate the information contained in such amendment or supplement to the Company’s shareholders. Nothing in this Section 6.01(d) shall limit the obligations of any party under Section 6.01(a).

(e)
The Company shall take all action necessary to duly call, give notice of, convene and hold the Company Shareholders Meeting as promptly as reasonably practicable after the SEC confirms it has no further comments on the Proxy Statement and the Schedule 13E-3 and, in connection therewith, the Company shall mail the Proxy Statement to the holders of Common Shares and 8½% Preference Shares in advance of such meeting, for the purpose of (i) seeking the Company Shareholder Approval; and (ii) in accordance with Section 14A of the Exchange Act and the applicable SEC rules issued thereunder, seeking advisory approval of a proposal to the Company’s shareholders for a nonbinding, advisory vote to approve certain compensation that may become payable to the Company’s named executive officers in connection with the completion of the Merger. Subject to Section 5.04(d), the Company shall use its reasonable best efforts to (x) cause the Proxy Statement to be mailed to the Company’s shareholders, (y) solicit the Company Shareholder Approval and (z) take all other actions reasonably necessary to obtain the Company Shareholder Approval. The Company shall, through the Company Board, recommend to its shareholders that they vote in favor of the adoption and approval of this Agreement and the Statutory Merger Agreement and the transactions contemplated hereby and thereby, including the Merger, at the Company Shareholders Meeting (the “Company Recommendation”) and shall include the Company Recommendation in the Proxy Statement and the Schedule 13E-3, in each case, except to the extent that the Company Board shall have made an Adverse Recommendation Change as permitted by Section 5.04(d). The Company shall not submit any other proposals for approval at the Company Shareholder Meeting without the prior written consent of Parent, such consent not to be unreasonably withheld, conditioned or delayed. The Company agrees that, unless this Agreement is terminated in accordance with its terms prior thereto, its obligations to hold the Company Shareholders Meeting pursuant to this Section 6.01 shall not be affected by the commencement, public proposal, public disclosure or communication to the Company of any Alternative Proposal, by the making of any Adverse Recommendation Change by the Company Board or by any other development.

(f)
Once the Company Shareholder Meeting has been called and noticed, the Company shall not postpone or adjourn the Company Shareholders Meeting without the consent of Parent, such consent not to be unreasonably withheld, conditioned or delayed other than if (x) the Company reasonably believes that (i) such adjournment, recess, reconvening or postponement is necessary to ensure that any required supplement or amendment to the Proxy Statement or the Schedule 13E-3 is provided to the holders of Common Shares and 8½% Preference Shares within a reasonable amount of time in advance of the Company Shareholders Meeting, or (ii) there will be an insufficient number of Common Shares and 8½% Preference Shares present (either in person or by proxy) to constitute a quorum necessary to conduct the business of the Company Shareholders Meeting, or (iii) there will be an insufficient number of proxies to obtain the Company Shareholder Approval; provided that the postponed or adjourned Company Shareholder Meeting cannot be scheduled after the date that is five (5) Business Days before the End Date. The Company shall keep Parent updated with reasonable frequency with respect to proxy solicitation results.

Section 6.02. Access to Information; Confidentiality. Subject to applicable Law, the Company shall, and shall cause each of the Company Subsidiaries to, afford to Parent and to the Representatives of Parent reasonable access, upon reasonable advance notice, during the period from the date of this Agreement through the Effective Time, to all their respective properties, books, contracts, commitments, records, officers, employees, accountants, and agents and, during such period, the Company shall, and shall cause each of the Company Subsidiaries to, furnish reasonably promptly to Parent (a) to the extent not publicly available, a copy of each report, schedule, registration statement and other document filed by it during such period pursuant to the requirements of federal or state securities Laws or commission actions and (b) all other information concerning its business, properties and personnel as Parent may reasonably request (in each case, in a manner so as to not interfere in any material respect with the normal business operations of the Company or any Company Subsidiary); provided, however, that the Company shall not be required to permit such access or make such disclosure, to the extent it determines, after consultation with outside counsel, that such disclosure or access would reasonably be likely to (i) violate the terms of any confidentiality agreement or other Contract with a third party (provided that the Company shall use its commercially reasonable efforts to obtain the required Consent of such third party to such access or disclosure); (ii) result in the loss of any attorney-client privilege (provided that the Company shall use its commercially reasonable efforts to allow for such access or disclosure (or as much of it as possible) in a manner that does not result in a loss of attorney-client privilege); or (iii) violate any Law (provided that the Company shall use its commercially reasonable efforts to allow for such access or disclosure in a manner that would not result in such violation). Notwithstanding anything contained in this Agreement to the contrary, the Company shall not be required to provide any access or make any disclosure to Parent pursuant to this Section 6.02 to the extent such access or information is reasonably pertinent to a litigation where the Company or any of its Affiliates, on the one hand, and Parent or any of its Affiliates, on the other hand, are adverse parties. All information exchanged pursuant to this Section 6.02 shall be subject to the Confidentiality Agreement.
Section 6.03. Efforts to Consummate.
(a)
Subject to the terms and conditions herein provided, each of Parent and the Company shall use their respective reasonable best efforts to promptly take, or cause to be taken, all actions and to do, or cause to be done, all things necessary, proper or advisable under this Agreement and applicable Laws to consummate and make effective as promptly as practicable after the date hereof the transactions contemplated by this Agreement, including (i) preparing and filing with applicable Governmental Entities as promptly as reasonably practicable all necessary applications, notices, disclosures, petitions, filings, ruling requests, and other documents and to obtain as promptly as practicable all Consents necessary or advisable to be obtained from any Governmental Entity in order to consummate the transactions contemplated by this Agreement (collectively, the “Governmental Approvals”), (ii) as promptly as reasonably practicable taking all steps as may be necessary to obtain all such Governmental Approvals, (iii) obtaining any Consents required from third parties (other than Governmental Approvals) in connection with the consummation of the transactions contemplated by this Agreement and (iv) the execution and delivery of any additional instruments necessary to consummate the Merger and to fully carry out the purposes of this Agreement. The Company and Parent shall, subject to applicable Law, promptly cooperate and coordinate with the other in the taking of the actions contemplated by the foregoing clauses (i) – (iv) and supply the other with any information that may be reasonable required in order to effectuate the taking of such actions.

(b)
In furtherance and not in limitation of the foregoing, each party, to the extent applicable to such party, hereto agrees to (i) file a “Form A” Acquisition of Control, together with all exhibits, affidavits and certificates, with the New Jersey Department of Banking and Insurance with respect to the transactions contemplated hereby within fifteen (15) Business Days of the date of this Agreement, (ii) file an application with the Bermuda Monetary Authority pursuant to the Exchange Control Act 1972 regarding the change of ownership of the Company with respect to the transactions contemplated hereby within fifteen (15) Business Days of the date of this Agreement, (iii) make any and all necessary filings or notices with the applicable Insurance Regulator as soon as practicable after the date hereof, (iv) make an appropriate and complete filing of a Notification and Report Form pursuant to the HSR Act with respect to the transactions contemplated hereby within fifteen (15) Business Days of the date of this Agreement, (v) supply as soon as practicable any additional information and documentary material that may be requested pursuant to such filings, (vi) use its reasonable best efforts to take, or cause to be taken, all other actions consistent with this Section 6.03 necessary to cause the expiration or termination of the applicable waiting periods under the HSR Act (including any extensions thereof) as soon as practicable, (vii) make the filings with respect to any foreign Antitrust Laws set forth on Section 7.01(b) of the Company Disclosure Letter as soon as practicable, (viii) supply as soon as reasonably practicable any additional information and documentary material that may be required or requested by any Governmental Entity (including by complying with any “second request” for information or similar request from a Governmental Entity), (ix) use its reasonable best efforts to take or cause to be taken all other actions consistent with this Section 6.03 as necessary, proper or advisable to obtain any necessary approvals, consents, waivers, permits, authorizations or other actions or non-actions from each Governmental Entity as soon as practicable, and (x) not extend any waiting period under the HSR Act or other regulatory Laws, or enter into any agreement with the Federal

Trade Commission (the “FTC”), the United States Department of Justice (the “DOJ”) or any other Governmental Entity not to consummate the transactions contemplated by this Agreement, except with the prior written consent of the other parties hereto (which shall not be unreasonably withheld, conditioned or delayed).
(c)
In connection with the actions referenced in Section 6.03(a) to obtain all Governmental Approvals for the transactions contemplated by this Agreement, each of Parent and the Company shall, and shall cause their respective Affiliates to, use reasonable best efforts to (i) cooperate in all respects with each other in connection with any communication, filing or submission and in connection with any investigation or other inquiry, including any proceeding initiated by a private party; (ii) keep the other party and/or its counsel promptly informed of any communication received by such party from, or given by such party to, any Insurance Regulators, the FTC, the DOJ, CFIUS or any other U.S. or other Governmental Entity and of any communication received or given in connection with any proceeding by a private party, in each case regarding any of the transactions contemplated hereby; (iii) consult with each other in advance of any meeting or conference with any Insurance Regulators, the FTC, the DOJ, CFIUS or any other Governmental Entity or, in connection with any proceeding by a private party, with any other Person, and to the extent permitted by the applicable Insurance Regulators, the FTC, the DOJ, CFIUS or such other Governmental Entity or other Person, give the other party and/or its counsel the opportunity to attend and participate in such meetings and conferences; (iv) consider in good faith the views of the other party and keep the other party reasonably informed of the status of matters related to the transactions contemplated by this Agreement; and (v) permit the other party and/or its counsel to review in advance, with reasonable time and opportunity to comment, give reasonable consideration to the other party’s comments thereon, and consult with each other in advance of any proposed submission, filing or communication (and documents submitted therewith) intended to be given by it to any Insurance Regulators, the FTC, the DOJ, CFIUS or any other Governmental Entity; provided that materials may be redacted (A) as necessary to comply with applicable Law, (B) as necessary to address reasonable privilege or confidentiality concerns and (C) to remove references concerning the valuation of the businesses of the Company and the Company Subsidiaries and (D) to remove any personal or financial information relating to investors in the Company or Parent and the officers, directors and other controlling persons of such investors, the Company, Parent or Merger Sub. Parent and the Company may, as each deems advisable and necessary, reasonably designate any competitively sensitive material to be provided to the other under this Section 6.03(c) as “Antitrust Counsel Only Material.” Such materials and the information contained therein shall be given only to the outside antitrust counsel of the recipient and will not be disclosed by such outside counsel to employees, officers or directors of the recipient unless express permission is obtained in advance from the source of the materials (Parent or the Company, as the case may be) or its legal counsel.

(d)
In furtherance and not in limitation of the covenants of the parties contained in Sections 6.03(a)–(c), but subject to Section 6.03(f), Parent and the Company shall take any and all steps not prohibited by Law to (i) avoid the entry of, or to have vacated, lifted, reversed or overturned any Judgment or injunction, whether temporary, preliminary or permanent, that would restrain, prevent or delay the Closing on or before the End Date, including defending (with sufficient time for resolution in advance of the End Date) through litigation on the merits any claim asserted in any court with respect to the transactions contemplated by this Agreement by the FTC, the DOJ or any other applicable Governmental Entity or any private party; and (ii) avoid or eliminate each and every impediment under any regulatory Law, so as, in each case, to enable the Closing to occur as soon as possible (and in any event no later than the End Date), including (A) proposing, negotiating, committing to and effecting, by consent decree, hold separate order, or otherwise, the sale, divestiture or disposition of such businesses, product lines or assets of Parent, the Company and their respective subsidiaries, (B) terminating any existing relationships and contractual rights and obligations, terminating any venture or other arrangement, creating any relationship, contractual rights or obligations of Parent or the Company of any of their respective subsidiaries, or effectuating any other change or restructuring of Parent, the Company or any of their respective subsidiaries, (C) opposing, including through litigation and reasonably available avenues of appeal, except for any suit, action or other proceeding or appeal involving any Insurance Regulator, (1) any administrative or judicial action or proceeding that is initiated or threatened to be initiated challenging this Agreement or the consummation of the Merger or the other transactions contemplated by this Agreement and (2) any request for the entry of, and seek to have vacated or terminated, any order that would restrain, prevent or materially delay the consummation of the transactions contemplated by this Agreement, in the case of (1) and (2) as may be required in order to resolve any objections as a Governmental Entity may have to such transactions under the HSR Act, any regulatory Law or any other applicable Law and/or to avoid the entry of, or to effect the dissolution, vacating, lifting, altering or reversal of, any order that has the effect of restricting, preventing or prohibiting the consummation of the transactions contemplated by this Agreement, (D) commencing and/or defending any suit, action or other proceeding before any court or other applicable Governmental Entity, and pursuing all reasonably available avenues of appeal thereto, except for any suit, action or other proceeding or appeal involving any Insurance Regulator, as may be required in order to (1) resolve any objections as a Governmental Entity may have to such transactions under the HSR Act, any regulatory Law or any other applicable Law and (2) avoid the entry of, or to effect the dissolution, vacating, lifting, altering or reversal of, any order that has the effect of restricting, preventing or prohibiting the consummation of the transactions contemplated by this Agreement, and (E) otherwise taking or committing to take actions that after the Closing would limit Parent’s and/or its Subsidiaries’ (including the Company’s and the Company Subsidiaries’) freedom of action with respect to, or its or their ability to operate and/or retain, one or more of the businesses, product lines or assets of Parent, the Company and/or their respective subsidiaries; provided, however, that any action contemplated by clauses (A), (B), (C), (D) and (E) is conditioned upon the consummation of the transactions contemplated by this Agreement.
(e)
The Company shall give prompt written notice to Parent, and Parent shall give prompt written notice to the Company, of (i) the occurrence, or failure to occur, of any event which occurrence or failure to occur has resulted in or would reasonably be expected to result in the failure to satisfy or be able to satisfy any of the conditions specified in Article VII, and such written notice shall specify the condition which has failed or will fail to be satisfied; (ii) any written notice from any Person alleging that the consent of such Person is or may be required in connection with the transactions contemplated by this Agreement to the extent such consent is material to the Company and the Company Subsidiaries, taken as a whole; and (iii) any material written notice from any Governmental Entity in connection with the transactions contemplated by this Agreement; provided that the delivery of any notice pursuant to this Section 6.03(e) shall not limit or otherwise affect the remedies available hereunder to Parent or the Company.

(f)
Notwithstanding anything to the contrary in this Agreement, in no event will Parent or any of its Affiliates be required (and in no event shall the Company or any Company Subsidiary agree without the prior written consent of Parent) to take any action (including entering into any consent decree, hold separate order or other arrangement), or to permit or suffer to exist any material restriction, condition, limitation or requirement, that (when taken together with all other such actions, restrictions, conditions, limitations and requirements), individually or in the aggregate, could result in a Burdensome Condition. A “Burdensome Condition” shall mean any action, restriction, condition, limitation or requirement imposed by any Governmental Entity in connection with the Governmental Approvals which, individually or together with all other such actions, restrictions, conditions, limitations or requirements imposed by any Governmental Entity in connection with such Governmental Approvals would, or would reasonably be expected to result in a material adverse effect on the business, operations or financial results of the Surviving Company and its Affiliates (including Parent and its Affiliates) measured on a scale relative to the Company and the Company Subsidiaries taken as a whole.

Section 6.04. Indemnification, Exculpation and Insurance.
(a)
Parent agrees that all rights to indemnification, advancement of expenses and exculpation from liabilities for acts or omissions occurring at or prior to the Effective Time now existing in favor of the current or former directors, officers or employees of the Company and the Company Subsidiaries as provided in their respective Charter Documents and any indemnification or other similar agreements of the Company or any of the Company Subsidiaries shall continue in full force and effect in accordance with their terms (it being agreed that after the Closing such rights shall be mandatory rather than permissive, if applicable), and Parent shall cause the Company and the Company Subsidiaries to perform their respective obligations thereunder. Without limiting the foregoing, from and after the Effective Time, the Surviving Company agrees that it will indemnify and hold harmless each individual who was prior to or is as of the date of this Agreement, or who becomes prior to the Effective Time, a director, officer or employee of the Company or any of the Company Subsidiaries or who was prior to or is as of the date of this Agreement, or who thereafter commences prior to the Effective Time, serving at the request of the Company or any of the

Company Subsidiaries as a director, officer or employee of another Person (the “Company Indemnified Parties”), against all claims, losses, liabilities, damages, Judgments, inquiries, fines and fees, costs and expenses, including reasonable attorneys’ fees and disbursements, incurred in connection with any claim, action, suit or proceeding, whether civil, criminal, administrative or investigative (including with respect to matters existing or occurring at or prior to the Effective Time (including this Agreement and the transactions and actions contemplated hereby)), arising out of or pertaining to the fact that the Company Indemnified Party is or was a director, officer or employee of the Company or any Company Subsidiary or is or was serving at the request of the Company or any Company Subsidiary as a director, officer or employee of another Person, whether asserted or claimed prior to, at or after the Effective Time, to the fullest extent permitted under applicable Law. In the event of any such claim, action, suit or proceeding, (x) each Company Indemnified Party will be entitled to advancement of expenses incurred in the defense of any such claim, action, suit or proceeding from the Surviving Company within 10 Business Days of receipt by the Surviving Company from the Company Indemnified Party of a request therefor; provided that any Person to whom expenses are advanced provides an undertaking, if and only to the extent required by the Bermuda Companies Act, the Surviving Company’s memorandum of association or bye-laws (or comparable organizational documents) or any applicable indemnification agreement, to repay such advances if it is ultimately determined by final non-appealable adjudication that such Person is not entitled to indemnification or any allegation of fraud or dishonesty is proved and (y) the Surviving Company shall cooperate in the defense of any such matter.
(b)
The Surviving Company shall use reasonable best efforts to work through the Marsh New York FINPRO group to obtain a “tail” policy of directors’ and officers’ liability insurance providing not less than six (6) years’ coverage from each of the primary layer and excess layer carriers who are currently insuring the Company’s directors and officers, with at least the same coverage and amounts and containing terms and conditions that are not less advantageous to the Company Indemnified Parties, in each case with respect to claims arising out of or relating to events which occurred before or at the Effective Time; provided that in no event shall the Surviving Company be required to pay with respect to such insurance policies in respect of any one policy year more than 400% of the aggregate annual premium most recently paid by the Company prior to the date of this Agreement which is set forth in Section 6.04(b) of the Company Disclosure Letter (the “Maximum Amount”), and if the Surviving Company is unable to obtain the insurance required by this Section 6.04(b) at an annual premium equal to or less than the Maximum Amount, it shall obtain as much comparable insurance as possible for each year within such six-year period for an annual premium equal to the Maximum Amount, using reasonable best efforts to work through the Marsh New York FINPRO group to maintain continuity of the Company’s current insurers providing the coverage in the various layers.

(c)
The provisions of this Section 6.04 (i) shall survive consummation of the Merger, (ii) are intended to be for the benefit of, and will be enforceable by, the Company Indemnified Parties, and (iii) are in addition to, and not in substitution for, any other rights to indemnification or contribution that any such Person may have by contract or otherwise.

(d)	From and after the Effective Time, Parent shall guarantee the prompt payment of the obligations of the Surviving Company and the Company Subsidiaries under this Section 6.04.
(e)
In the event that the Surviving Company or any of its successors or assigns (i) consolidates with or merges into any other Person and is not the continuing or surviving corporation or entity of such consolidation or merger or (ii) transfers or conveys all or substantially all of its properties and assets to any Person, then, and in each such case, the Surviving Company shall cause proper provision to be made so that the successors and assigns of the Surviving Company assume the obligations set forth in this Section 6.04.

Section 6.05. Financing Cooperation.
(a)
Cooperation. From the date of this Agreement to the earlier of the Closing Date and the date this Agreement is terminated in accordance with its terms, at Parent’s sole expense, the Company shall use its commercially reasonable efforts, and shall cause each Company Subsidiary and its and their respective Representatives to use their respective commercially reasonable efforts, to provide Parent and Merger Sub with all cooperation reasonably requested by Parent or Merger Sub to assist Parent or Merger Sub as is reasonably requested by Parent or Merger Sub in connection with a potential debt financing in an amount necessary to redeem the 8½% Preference Shares outstanding on the Closing Date (the “Debt Financing”, and the redemption of the 8½% Preference Shares and the transactions related thereto, the “Redemption Transactions”), including using commercially reasonable efforts to:
(i)	as promptly as reasonably practicable in connection with the anticipated timing for the marketing of the Debt Financing, deliver to Parent and Merger Sub the Required Financing Information;
(ii)
participate in and cause the Company’s management team, with appropriate seniority and expertise, including senior officers, to participate in a reasonable and customary number of lender presentations, conference calls, drafting sessions, due diligence sessions and sessions with rating agencies in connection with the Debt Financing on reasonable advance notice and at mutually agreeable times and places;

(iii)
assist with the preparation of appropriate and customary materials for rating agency and lender presentations, bank information memoranda, and other marketing documents reasonably requested or customarily provided in connection with the Debt Financing; provided, however, that neither the Company, the Company Subsidiaries or their Affiliates will be required to provide any information or assistance with respect to the preparation of pro forma financial statements and forecasts of financing statements relating to (a) the determination of the proposed aggregate amount of the Debt Financing, the interest rates thereunder or the fees and expenses relating thereto; (b) the determination of any post-Closing or pro forma cost savings, synergies, capitalization, ownership or other pro forma adjustments desired to be incorporated into any information used in connection with the Debt Financing; or (c) any financial information related to Parent or any of its Subsidiaries or any adjustments that are not directly related to the acquisition of the Company;

(iv)
execute and deliver customary authorization letters for the Debt Financing authorizing the distribution of information to prospective lenders (including customary 10b-5 and material non-public information representations);

(v)
furnish no later than three (3) Business Days prior to the Closing Date all documentation and other information that is reasonably requested by Parent or Merger Sub that is required by regulatory authorities in connection with applicable “know your customer” and anti-money laundering rules and regulations, including the USA PATRIOT Act, relating to the Company and the Company Subsidiaries, in each case, to the extent requested in writing at least ten (10) Business Days prior to the Closing Date;

(vi)	facilitate the pledging of collateral and granting of security interests in connection with the Debt Financing effective no earlier than, and subject to the occurrence of, the Closing;
(vii)
cause the taking of any corporate, limited liability company, or partnership actions, as applicable, by the Company and the Company Subsidiaries reasonably necessary to permit the completion of such Debt Financing, in each case effective no earlier than, and subject to the occurrence of, the Closing;

(viii)
assist in the preparation and negotiation of, and facilitate the execution and delivery of, one or more credit agreements, pledge and security documents, and other definitive financing documents and other certificates or documents as may be reasonably requested by Parent, Merger Sub, or the sources of the Debt Financing (including customary officer’s and other closing certificates and back-up therefore), in each case effective no earlier than, and subject to the occurrence of, the Closing; and

(ix)
take such actions, at the direction of Parent or Merger Sub, as are reasonably necessary to effect the redemption in full on the Closing Date of all then outstanding 8½% Preference Shares in connection with the consummation of the Merger, including, but not limited to, the issuance of any notices of redemption or similar instruments.

Notwithstanding anything in this Agreement to the contrary, (i) neither the Company nor any Company Subsidiary shall be required to pay any commitment or other similar fee or enter into any binding agreement or commitment or incur any other actual or potential liability or obligation in connection with the Debt Financing, (ii) none of the Company, the Company Subsidiaries or their respective Representatives shall be required to execute or enter into, perform or authorize any agreement with respect to the Debt Financing (other than customary representation letters, authorization letters and undertakings)

that is not contingent upon the Closing or that would be effective prior to the Closing Date (and, for the avoidance of doubt, the board of directors or other equivalent governing body of Parent shall enter into or provide any resolutions, consents, approvals or other Closing arrangements on behalf of the Company and the Company Subsidiaries as may be required by the Debt Financing sources at, or as of, the Closing), (iii) no Representative of the Company or any Company Subsidiary shall be required to deliver any certificate or take any other action to the extent any such action would reasonably be expected to result in personal liability to such Representative, (iv) neither the Company nor any Company Subsidiary shall be required to take any action that would reasonably be expected, in the reasonable judgment of the Company, to conflict with, or result in any violation or breach of, any applicable laws, any organizational documents of the Company or any Company Subsidiary, any Contract or obligations of confidentiality binding on the Company or any Company Subsidiary, (v) neither the Company nor any Company Subsidiary shall be required to take any action that would cause any condition to the Closing set forth herein to not be satisfied or otherwise cause any breach of this Agreement, (vi) neither the Company nor any Company Subsidiary shall be required to make any representation, warranties or certifications as to which, after the Company’s use of reasonable best efforts to cause such representation, warranty or certification to be true, the Company has in its good faith determined that such representation, warranty or certification is not true, (vii) neither the Company nor any Company Subsidiary shall be required to become subject to any obligations or liabilities with respect to such agreements or documents prior to the Closing other than customary representation letters, authorization letters and undertakings, (viii) neither the Company nor any Company Subsidiary shall be required to (ix) provide access to or disclose information that the Company determines would jeopardize any attorney-client privilege or other similar privilege of the Company or any Company Subsidiary or (y) change any fiscal period, (x) the Redemption Transactions shall be funded using consideration provided by the Debt Financing or otherwise by Parent, and (xi) Parent shall be responsible for all liabilities, fees and expenses incurred by Company, any Company Subsidiary or any of their respective Representatives in connection with the Redemption Transactions. In addition, (A) no action, liability or obligation of the Company, any Company Subsidiary or any of their respective Representatives pursuant to any certificate, agreement, arrangement, document or instrument relating to the Debt Financing (other than customary representation letters, authorization letters and undertakings) will be effective until the Effective Time, and neither the Company nor any Company Subsidiaries will be required to take any action pursuant to any certificate, agreement, arrangement, document or instrument (other than customary representation letters, authorization letters and undertakings) that is not contingent on the occurrence of the Closing or that must be effective prior to the Effective Time; and (B) any bank information memoranda required in relation to the Debt Financing will contain disclosure reflecting the Surviving Company or its Subsidiaries as the obligor. Nothing in this Section will require the Company Board to approve any financing (including the Debt Financing) or Contracts related thereto, effective prior to the Closing Date.
(b)
The Company hereby consents to the reasonable use of its and the Company Subsidiaries’ logos and other trademarks in connection with the Debt Financing; provided, that such logos and trademarks (i) are used solely in a manner that is not intended to, and is not reasonably likely to, harm or disparage the Company or any Company Subsidiaries or their reputation, (ii) are used solely in connection with a description of the Company, its business and products or the Merger; and (iii) are used in a form and manner reasonably acceptable to the Company.

(c)
All non-public or other confidential information provided by the Company, any Company Subsidiary or any of their respective Representatives pursuant to this Agreement will be kept confidential in accordance with the Confidentiality Agreement, except that Parent and Merger Sub will be permitted to disclose such information to any financing sources so long as such Persons (i) agree to be bound by the Confidentiality Agreement as if parties thereto; or (ii) are subject to other customary confidentiality undertakings.

(d)
Promptly upon request by the Company, Parent will reimburse the Company for any documented and reasonable out-of-pocket costs and expenses (including attorneys’ fees) incurred by the Company, any Company Subsidiary or any of their respective Representatives in connection with the cooperation contemplated by this Section.

(e)	The Company, the Company Subsidiaries and each of their respective Representatives will, promptly upon request by the Company, be indemnified and held harmless by Parent from and against any and all liabilities, losses, damages, claims, costs, expenses (including attorneys’ fees), interest, awards, judgments, penalties and amounts paid in settlement suffered or incurred by them in connection with any cooperation provided pursuant to this Section (including, without limitation, the provision of information utilized in connection therewith).
(f)
From the date of this Agreement to the earlier of the Closing Date and the date this Agreement is terminated in accordance with its terms, at Parent’s sole expense, the Company shall use its commercially reasonable efforts, and shall cause each Company Subsidiary and its and their respective Representatives to use their respective commercially reasonable efforts, to provide Parent and Merger Sub with all cooperation reasonably requested by Parent or Merger Sub to assist Parent or Merger Sub in connection with any equity financing of Parent, including using commercially reasonable efforts to provide reasonably requested diligence materials and participate in and cause the Company’s management team, with appropriate seniority and expertise, including senior officers, to participate in a reasonable and customary due diligence sessions in connection with any such equity financing on reasonable advance notice and at mutually agreeable times and places.

(g)
The Parties acknowledge and agree that the provisions contained in this Section represent the sole obligation of the Company, the Company Subsidiaries and their respective Representatives with respect to cooperation in connection with the arrangement of any financing in connection with the transactions contemplated by this Agreement, and no other provision of this Agreement shall be deemed to expand or modify such obligations. Notwithstanding anything herein to the contrary, Parent and Merger Sub each acknowledge and agree that obtaining any financing is not a condition to the Closing. If any financing has not been obtained, Parent and Merger Sub will each continue to be obligated, subject to the satisfaction or waiver of the conditions set forth in Article VII, to consummate the Merger.

Section 6.06. Transaction Litigation. Subject to entry into a customary joint defense agreement, the Company shall give Parent the opportunity to consult with the Company and participate in the defense or settlement of any shareholder litigation against the Company, any Company Subsidiary and/or their respective directors or officers (the “Company Parties”) relating to the Merger and the other transactions contemplated by this Agreement. None of the Company, any Company Subsidiary or any Representative of the Company shall compromise, settle or come to an arrangement regarding any such shareholder litigation, in each case unless Parent shall have consented in writing; provided that the Company may compromise, settle or come to an agreement regarding shareholder litigation made or pending against a Company Party, if the resolution of such litigation requires payment from the Company or any of the Company Subsidiaries or any of its or their Representatives in an amount that together with all other such payments does not exceed the amount set forth in Section 6.06 of the Company Disclosure Letter and/or the provision of disclosures to the shareholders of the Company relating to the Merger (which disclosures shall be subject to review and comment by Parent), and the settlement provides for no other non-monetary relief. Notwithstanding anything in this Agreement to the contrary, none of Parent, Merger Sub or any of their respective Affiliates shall be required to defend, contest, or resist any Action, or to take any action to have vacated, lifted, reversed, or overturned any Order, in connection with the transactions contemplated by this Agreement.
Section 6.07. Section 16 Matters. Prior to the Effective Time, the Company shall take all such steps as may be required to cause any dispositions of Common Shares (including derivative securities with respect to Common Shares) resulting from the Merger and the other transactions contemplated by this Agreement by each individual who will be subject to the reporting requirements of Section 16(a) of the Exchange Act with respect to the Company immediately prior to the Effective Time to be exempt under Rule 16b 3 promulgated under the Exchange Act.
Section 6.08. Public Announcements. The initial press release with respect to this Agreement and the transactions contemplated hereby shall be a release mutually agreed to by the Company and Parent. Thereafter, each of the Company and Parent agrees that no public release or announcement concerning the transactions contemplated hereby shall be issued by any party without the prior written consent of the other party hereto (which consent shall not be unreasonably withheld, conditioned or delayed), except as may be required by applicable Law or the rules or regulations of any applicable United States securities exchange or other Governmental Entity to which the relevant party is subject or submits, in which case the party required to make the release or announcement shall use its commercially reasonable efforts to allow the other party reasonable time to comment on such release or announcement in advance of such issuance. Notwithstanding the foregoing, the restrictions set forth in this Section 6.08 shall not apply to any release or announcement made or proposed to be made in connection with and related to an Adverse Recommendation Change, any Alternative Proposal, any Superior Proposal or related matters pursuant to the terms of this Agreement.
Section 6.09. Merger Sub. Parent shall cause each of Merger Sub and any other applicable Affiliate of Parent to comply with and perform all of its obligations under or relating to this Agreement and the Statutory Merger Agreement and to consummate the Merger on the terms and conditions set forth in this Agreement and the Statutory Merger Agreement.
Section 6.10. Anti-Takeover Statutes. If any “control share acquisition,” “fair price,” “moratorium,” or other anti-takeover Law becomes or is deemed to be applicable to Parent, Merger Sub, the Company, the Merger, or any other transaction contemplated by this Agreement or the Statutory Merger Agreement, then each of the Parent, Merger Sub and the Company shall use reasonable best efforts to grant such approvals and take such actions as are necessary so that the transactions contemplated hereby may be consummated as promptly as practicable on the terms contemplated hereby and otherwise act to render such anti-takeover Law inapplicable to the foregoing.
Section 6.11. Stock Exchange Delisting; Deregistration. To the extent requested by Parent, prior to the Effective Time, the Company shall cooperate with Parent and use its reasonable best efforts to take, or cause to be taken, all actions, and do or cause to be done all things, reasonably necessary, proper or advisable on its part under applicable Laws and the rules and policies of Nasdaq to enable the delisting by the Surviving Company of the Common Shares and Preference Shares under the Exchange Act as promptly as reasonably practicable after the Effective Time.
Section 6.12. Further Assurances. At and after the Effective Time, the officers and directors of the Surviving Company shall be authorized to execute and deliver, in the name and on behalf of the Company or Merger Sub, any deeds, bills of sale, assignments, or assurances and to take and do, in the name and on behalf of the Company or Merger Sub, any other actions and things to vest, perfect, or confirm of record or otherwise in the Surviving Company any and all right, title, and interest in, to and under any of the rights, properties, or assets of the Company acquired or to be acquired by the Surviving Company as a result of, or in connection with, the Merger, in each case where applicable in accordance with the terms of this Agreement.
Section 6.13. Preliminary Non-Investment Grade Portfolio Certificate.
(a)
As promptly as reasonably practicable after the date on which all conditions set forth in Article VII (other than the condition set forth in Section 7.03(d) and those conditions that by their nature are to be satisfied at the Closing) having been satisfied or waived, the Company shall deliver to Parent a certificate signed by its Chief Executive Officer or Chief Financial Officer setting forth the Non-Investment Grade Portfolio Loss through the Business Day prior to the delivery of such certificate. The calculation of the Non-Investment Grade Portfolio Loss shall be based on the Company’s Non-Investment Grade Portfolio Estimate for the most recently completed calendar month, adjusted to reflect dispositions and changes in values after the end of such month using the data contained in the report, prepared and furnished to the Company by the Investment Manager in the ordinary course, reflecting Realized Gains and Losses, Unrealized Gains and Losses and Net Interest Income during the period from the most recently completed calendar month through the Business Day prior to delivery of such certificate (the “Preliminary Non-Investment Grade Portfolio Certificate”).

(b)
If the Non-Investment Grade Portfolio Loss reflected in the Preliminary Non-Investment Grade Portfolio Certificate is $220 million or more, Parent and the Company shall cooperate in good faith to prepare an updated calculation of the Non-Investment Grade Portfolio Loss and have the Company’s independent investment accounting firm and independent Level 3 asset valuation specialist promptly determine the Non-Investment Grade Portfolio Loss for the Relevant Period, and that updated calculation shall be set forth in a certificate delivered by the Company’s Chief Executive Officer or Chief Financial Officer (the “Final Non-Investment Grade Portfolio Certificate”). If the Non-Investment Grade Portfolio Loss reflected in any Preliminary Non-Investment Grade Portfolio Certificate delivered by the Company is less than $220 million, the Preliminary Non-Investment Grade Portfolio Certificate shall be deemed to be the Final Non-Investment Grade Portfolio Certificate for purposes of determining whether the condition set forth in Section 7.03(d) is satisfied.

Section 6.14. Employment and Company Benefits.
(a)
For the one-year period beginning at the Effective Time, Parent shall, or shall cause the Surviving Company to, provide each Company Employee during such employment within such one year period with (i) a base salary or hourly wage rate that is at least equal to the base salary or hourly wage rate provided to the Company Employee immediately prior to the Closing Date; (ii) short- and long-term cash incentive compensation opportunities that are no less favorable than the short- and long-term incentive compensation opportunities in effect for the Company Employee immediately prior to the Closing Date; (iii) employee benefits that, with respect to each Company Employee, are no less favorable in the aggregate than the employee benefits provided to such Company Employee immediately prior to the Closing Date; and (iv) a position with substantially comparable duties and responsibilities and the same work location as the position such Company Employee had immediately prior to the Closing Date.

(b)
Parent shall provide each Company Employee who incurs a termination of employment by the Surviving Company without cause during the one-year period immediately following the Effective Time with severance benefits of (i) a lump sum payment equal to twelve months of such Company Employee’s base salary, and (ii) a lump sum payment equal to the target value of such Company Employee’s annual incentive compensation (including both cash and equity incentive compensation) for the calendar year in which such termination occurs, which target value shall be no less than such target value for calendar year 2020 (including both cash and equity incentive compensation); provided that in all events, (x) if such Company Employee is subject to an employment agreement that provides for greater severance benefits than the severance benefits provided under this Section 6.14(b), the severance provisions of such employment agreement shall govern in lieu of the benefits provided under this Section 6.14(b), (y) such severance benefits shall be no less than the severance allowance required to be provided to such Company Employee under applicable Law (including, but not limited to, the Employment Act 2000) and (z) Parent shall, or shall cause the Surviving Company to, comply with all notice requirements under applicable Law (including, but not limited to, the Employment Act 2000) applicable to such termination of employment.

(c)
The Company shall pay, no later than the Closing Date, annual bonuses in respect of calendar year 2020 (including both cash and equity components), which shall (i) be based on the greater of target and actual performance (provided that the Company may exclude from the determination of actual performance the impact of any costs and expenses associated with the transactions contemplated by this Agreement or any non-recurring events that would not reasonably be expected to have affected the Company or any Company Subsidiary had the transactions contemplated by this Agreement not arisen in a manner that is intended to neutralize such impact), (ii) if the Closing Date occurs in calendar year 2020, not be prorated based on the number of days elapsed during the period commencing on January 1, 2020 and ending on the Closing Date, and (iii) be payable solely in cash.

(d)
Parent shall, or shall cause the Surviving Company to, give each Company Employee full credit for such Company Employee’s service with the Company and any Company Subsidiary (and any Affiliates or predecessors thereto) for purposes of eligibility and vesting, and determination of the level of benefits (for purposes of vacation and severance) under any benefit plans maintained by Parent or any of its Affiliates (including the Surviving Company) in which the Company Employee participates to the same extent recognized by the Company immediately prior to the Closing Date under comparable plans of the Company; provided, however, that such service shall not be recognized to the extent that such recognition would result in a duplication of benefits with respect to the same period of service.

(e)
Parent shall, or shall cause the Surviving Company to, (i) waive any preexisting condition limitations otherwise applicable to Company Employees and their eligible dependents under any plan maintained by Parent or any of its Affiliates (including the Surviving Company) that provides health benefits in which Company Employees may be eligible to participate following the Closing; (ii) honor any deductible, co-payment and out-of-pocket maximums incurred by a Company Employee and his or her eligible dependents under the health plans in which such Company Employee participated immediately prior to the Closing Date during the portion of the plan year prior to the Closing Date in satisfying any deductibles, co-payments or out-of-pocket maximums under health plans maintained by Parent or any of its Affiliates (including the Surviving Company) in which such Company Employee is eligible to participate after the Closing Date in the same plan year in which such deductibles, co-payments or out-of-pocket maximums were incurred; and (iii) waive any waiting period limitation or evidence of insurability requirement that would otherwise be applicable to a Company Employee and his or her eligible dependents on or after the Closing Date, in each case to the extent such Company Employee or eligible dependent had satisfied any similar limitation or requirement under an analogous Company Benefit Plan prior to the Closing Date.
(f)
No provision of this Agreement shall (i) create any right in any Company Employee or any other employee of the Company or any Company Subsidiary to continued employment by Parent or the Company or their respective Affiliates, or preclude the ability of Parent or the Company or their respective Affiliates to terminate the employment of any employee for any reason at any time; (ii) require Parent or the Company or any of their respective Affiliates to continue any particular Company Benefit Plans or prevent the amendment, modification or termination thereof after the Closing Date; (iii) be treated as an amendment to any employee benefit plan of Parent or the Company or any of their respective Affiliates; or (iv) be treated as an amendment to or supersede in any way any employment agreement between the Company or a Company Subsidiary and a Company Employee, which employment agreement shall remain in effect and shall be supplemented by the foregoing to the extent the foregoing confers additional or more favorable rights on such Company Employee.

Section 6.15. Tax Election. Neither Parent nor any of its Affiliates shall make or permit any election under Sections 338 or 336(e) of the Code with respect to any of the transactions contemplated by this Agreement.
ARTICLE VII
CONDITIONS PRECEDENT
Section 7.01. Conditions to Each Party’s Obligation to Effect the Merger. The respective obligation of each party to effect the Merger is subject to the satisfaction or, to the extent permitted by Law, waiver at or prior to the Closing of the following conditions:
(a)	Company Shareholder Approval. The Company Shareholder Approval shall have been obtained.
(b)
Regulatory Approvals. (i) Any waiting period (and any extension thereof) applicable to the Merger under the HSR Act shall have been terminated or shall have expired; and (ii) the authorizations, consents, orders or approvals of, or declarations or filings with, and the expirations or terminations of waiting periods required by, Governmental Entities as set forth in Section 7.01(b) of the Company Disclosure Letter (other than delivering the Statutory Merger Agreement and the filing of the Merger Application with the Registrar pursuant to the Bermuda Companies Act) shall have been filed, have occurred or been obtained without the imposition of any Burdensome Conditions (all such permits, approvals, filings and consents and the expiration or termination of all such waiting periods being referred to as the “Required Regulatory Approvals”), and all such Required Regulatory Approvals shall be in full force and effect.

(c)
No Legal Restraints. No applicable Law and no Order by any Governmental Entity (collectively, the “Legal Restraints”) shall be in effect that prevents, makes illegal, enjoins, or otherwise prohibits the consummation of the Merger and the other transactions contemplated hereby.

Section 7.02. Conditions to Obligations of the Company. The obligations of the Company to consummate the Merger are further subject to the satisfaction or, to the extent permitted by Law, waiver at or prior to the Closing of the following conditions:
(a)
Representations and Warranties. (i) The representations and warranties of Parent and Merger Sub set forth in Article IV of this Agreement (except for the representations and warranties contained in Sections 4.01 and 4.02) shall be true and correct in all respects (without giving effect to any limitation as to “material,” “materiality,” “in all material respects,” “in any material respect,” “material adverse effect,” or “Parent Material Adverse Effect” set forth therein) at and as of the Closing as if made at and as of such time (except to the extent expressly made as of an earlier date, in which case as of such earlier date), except where the failure of such representations and warranties to be true and correct, individually or in the aggregate, has not had and would not reasonably be expected to have a Parent Material Adverse Effect and (ii) the representations and warranties of Parent and Merger Sub contained in Sections 4.01 and 4.02 shall be true and correct in all respects at and as of the Closing as if made at and as of such time (except to the extent expressly made as of an earlier date, in which case as of such earlier date).

(b)
Performance of Obligations of Parent and Merger Sub. Parent and Merger Sub shall have performed in all material respects all obligations, and complied in all material respects with the agreements and covenants, required to be performed by or complied with by them under this Agreement at or prior to the Closing.

(c)
Parent Certificate. Parent shall have delivered to the Company a certificate, dated as of the Closing Date and signed by an authorized officer of Parent, certifying to the effect that the conditions set forth in Sections 7.02(a) and 7.02(b) have been satisfied.

Section 7.03. Conditions to Obligations of Parent and Merger Sub. The obligations of Parent and Merger Sub to consummate the Merger are further subject to the satisfaction or, to the extent permitted by Law, waiver at or prior to the Closing of the following conditions:
(a)
Representations and Warranties. (i) The representations and warranties of the Company contained in this Agreement (except for the representations and warranties contained in Section 3.01, Section 3.03(a), Section 3.04, Section 3.08(b), Section 3.22 and Section 3.23) shall be true and correct (without giving effect to any limitation as to “material,” “materiality,” “in all material respects,” “in any material respect,” “material adverse effect,” or “Company Material Adverse Effect” set forth therein) when made and at and as of the Closing as if made at and as of such time (except to the extent expressly made as of an earlier date, in which case as of such earlier date), except where the failure of such representations and warranties to be true and correct, individually or in the aggregate, has not had and would not reasonably be expected to have a Company Material Adverse Effect, (ii) the representations and warranties of the Company contained in Section 3.01, Section 3.03(a), Section 3.04, Section 3.08(b), Section 3.22 and Section 3.23 shall be true and correct in all respects when made and at and as of the Closing as if made at and as of such time (except to the extent expressly made as of an earlier date, in which case as of such earlier date, and except for any de minimis inaccuracies in the numbers of outstanding shares referred to in Section 3.03(a)).

(b)
Performance of Obligations of the Company. The Company shall have performed in all material respects all obligations, and complied in all material respects with the agreements and covenants, required to be performed by or complied with by it under this Agreement at or prior to the Closing.

(c)
No Material Adverse Effect. Since the date of this Agreement, there shall not have occurred any circumstance, occurrence, effect, change, event or development that, individually or in the aggregate, has had or would reasonably be expected to have a Company Material Adverse Effect.

(d)	Non-Investment Grade Portfolio. The Non-Investment Grade Portfolio Loss (if any) as set forth in the Final Non-Investment Grade Portfolio Certificate is less than $238 million.
(e)
Company Certificate. The Company shall have delivered to Parent a certificate, dated as of the Closing Date and signed by an officer, certifying to the effect that the conditions set forth in Sections 7.03(a), 7.03(b) and 7.03(c) have been satisfied.

ARTICLE VIII
TERMINATION, AMENDMENT AND WAIVER
Section 8.01. Termination. This Agreement may be terminated at any time prior to the Effective Time (whether before or after receipt of the Company Shareholder Approval):
(a)	by mutual written consent of the Company and Parent;
(b)	by either the Company or Parent:
(i)
if the Merger is not consummated on or before October 10, 2021 (the “End Date”); provided, that the right to terminate this Agreement under this Section 8.01(b)(i) shall not be available to any party whose breach of any provision of this Agreement directly or indirectly causes or results in the failure of the Merger to be consummated by the End Date; provided, further, that if the Extended Condition Date is a date later than the End Date, the End Date shall be automatically extended to such Extended Condition Date;

(ii)
if the condition set forth in Section 7.01(c) is not satisfied and the Legal Restraint giving rise to such non-satisfaction shall have become final and non-appealable; provided that the right to terminate this Agreement pursuant to this Section 8.01(b)(ii) shall not be available to any party whose breach of any representation, warranty, covenant, or agreement set forth in this Agreement has been the cause of, or resulted in, the issuance, promulgation, enforcement, or entry of any Legal Restraint; or

(iii)
if the Company Shareholder Approval shall not have been obtained at a duly convened Company Shareholders Meeting at which this Agreement has been submitted to the shareholders for adoption (unless such Company Shareholders Meeting has been adjourned or postponed, in which case at the final adjournment or postponement thereof).

(c)
by the Company, if Parent or Merger Sub has breached any representation, warranty, covenant or agreement contained in this Agreement, or if any representation or warranty of Parent or Merger Sub has become untrue, in each case, such that the conditions set forth in Section 7.02(a) or Section 7.02(b), as the case may be, could not be satisfied and, in either such case, such breach is incapable of being cured by the End Date or, if curable, has not been cured by the earlier of (i) sixty (60) days after written notice by the Company to Parent informing Parent of such breach or failure to be true and (ii) the End Date; provided, however, that the Company may not terminate this Agreement pursuant to this Section 8.01(c) if the Company is then in material breach of any representation, warranty, covenant, or obligation hereunder;

(d)
by the Company prior to receipt of the Company Shareholder Approval, in order to enter into a definitive written agreement providing for a Superior Proposal in accordance with Section 5.04(d); provided that the Company pays the Termination Fee prior to or simultaneously with such termination (it being understood that the Company may enter into such definitive written agreement simultaneously with such termination of this Agreement);

(e)
by Parent, if the Company has breached any representation, warranty, covenant or agreement contained in this Agreement, or if any representation or warranty of the Company has become untrue, in each case, such that the conditions set forth in Section 7.03(a) or Section 7.03(b), as the case may be, could not be satisfied and, in either such case, such breach is incapable of being cured by the End Date or, if curable, has not been cured by the earlier of (i) sixty (60) days after written notice by Parent to the Company informing the Company of such breach or failure to be true and (ii) the End Date; provided, however, that Parent may not terminate this Agreement pursuant to this Section 8.01(e) if Parent or Merger Sub is then in material breach of any obligation hereunder;

(f)	by Parent prior to the Company Shareholders Meeting, in the event that an Adverse Recommendation Change shall have occurred; or
(g)	by Parent, if any condition set forth in Article VII is not satisfied by the Extended Condition Date.
Section 8.02. Notice of Termination; Effect of Termination. The party desiring to terminate this Agreement pursuant to this Article VIII (other than pursuant to Section 8.01(a)) shall deliver written notice of such termination to each other party hereto specifying with particularity the reason for such termination, and any such termination in accordance with this Section 8.02 shall be effective immediately upon delivery of such written notice to the other party. In the event of termination of this Agreement by either Parent or the Company as provided in Section 8.01, this Agreement shall forthwith become void and have no effect, without any liability or obligation on the part of the Company, Parent or Merger Sub (or any shareholder, director, officer, employee, agent, or Representative thereof), other than (a) the final sentence of Section 6.02, this Section 8.02, Section 8.03 and Article IX (and any related definitions contained in any such Sections or Article), which provisions shall survive such termination and remain in full force and effect; and (b) with respect to any liabilities or damages incurred or suffered by a party, to the extent such liabilities or damages were the result of fraud or the willful breach by another party of its representations, warranties, covenants, or other agreements set forth in this Agreement provided, however, that, except as provided in Section 8.03, no such termination shall relieve any party from any liability or damages for any willful breach of this Agreement. For purposes of this Agreement, “willful breach” means a breach that is a consequence of an act or omission undertaken by the breaching party with the Knowledge that the taking of, or failure to take, such act would, or would reasonably be expected to, cause or constitute a material breach of this Agreement; it being acknowledged and agreed, without limitation, that any failure by any party to consummate the Merger and the other transactions contemplated hereby after the applicable conditions thereto have been satisfied or waived (other than those conditions that by their nature are to be satisfied at the Closing, which conditions would be capable of being satisfied at such time) shall constitute a willful breach of this Agreement. Parent and Merger Sub acknowledge and agree that, without in any way limiting the Company’s rights under Section 9.10, recoverable damages of the Company hereunder may not be limited to reimbursement of expenses or out-of-pocket costs, and may include the benefit of the bargain lost by the shareholders of the Company (including “lost premium”), taking into consideration relevant matters, including the total amount payable to the Company’s shareholders under this Agreement and the time value of money, which in each case may be deemed in such event to be damages of the Company and may be recoverable by the Company on behalf of its shareholders.
Section 8.03. Fees and Expenses. Except as specifically provided for in this Agreement, all fees and expenses incurred in connection with the Merger and the other transactions contemplated by this Agreement shall be paid by the party incurring such fees or expenses, whether or not such transactions are consummated.
(a)	The Company shall pay to Parent a fee of $18,660,000 (the “Termination Fee”) if:
(i)	the Company terminates this Agreement pursuant to Section 8.01(d) or Parent terminates this Agreement pursuant to Section 8.01(f); or
(ii)
(A) after the date hereof, an Alternative Proposal shall have been made by a third party to the Company and not publicly withdrawn prior to the Company Shareholders Meeting or shall have been made directly to the Company’s shareholders generally by a third party and not publicly withdrawn prior to the Company Shareholders Meeting; (B) thereafter this Agreement is terminated pursuant to Section 8.01(b)(iii); and (C) within twelve (12) months of such termination, (1) the Company enters into a definitive Company Acquisition Agreement for an Alternative Proposal or (2) an Alternative Proposal is consummated; provided, however, that for purposes of this Section 8.03(a)(ii), the references to twenty percent (20%) in the definition of “Alternative Proposal” shall be deemed to be references to fifty and one-tenth percent (50.1%).

(b)
Any Termination Fee due under this Section 8.03 shall be paid by wire transfer of same-day funds (x) in the case of termination of this Agreement pursuant to Section 8.01(d), before or simultaneously with such termination, (y) in the case of termination of this Agreement pursuant to Section 8.01(f), on the Business Day immediately following the date of such termination, and (z) in the case of termination of this Agreement pursuant to Section 8.01(b)(iii), on the date of consummation of the Alternative Proposal as referred to in clause (a)(ii)(C) above.

(c)
If the Company shall fail to pay in a timely manner the amounts due pursuant to this Section 8.03, and, in order to obtain such payment, Parent makes a claim against the Company that results in a judgment against the Company, the Company shall pay to Parent the reasonable costs and expenses of Parent (including its reasonable attorneys’ fees and expenses) incurred or accrued in connection with such claim, together with interest on the amount due under this Section 8.03 at the prime rate as published in The Wall Street Journal in effect on the date such payment was required to be made, from such date through the date such payment is actually received, or a lesser rate that is the maximum permitted by applicable Law.

(d)
The parties acknowledge and agree that (i) the Termination Fee and other provisions of this Section 8.03 are an integral part of the transactions contemplated by this Agreement, and (ii) without these agreements, the Company, Parent and Merger Sub would not have entered into this Agreement.

(e)
Notwithstanding any other provision of this Agreement, the parties agree that the payment of the Termination Fee shall be the sole and exclusive remedy available to Parent and Merger Sub with respect to this Agreement and the transactions contemplated hereby in the event any such payment becomes due and payable, and, upon payment of the Termination Fee, the Company (and the Company’s Affiliates and its and their respective directors, officers, employees, shareholders and Representatives) shall have no further liability to Parent and Merger Sub under this Agreement; provided, however, that this Section 8.03(e) shall not limit the right of (i) the Company to seek specific performance of this Agreement pursuant to, and subject to the limitations in, Section 9.10 prior to the termination of this Agreement and (ii) any party to seek damages for any willful breach of this Agreement. In no event shall the Company be obligated to pay the Termination Fee on more than one occasion.

Section 8.04. Amendment. This Agreement may be amended by the parties at any time prior to the Effective Time, before or after receipt of the Company Shareholder Approval, by written agreement signed by each of the parties hereto; provided, however, that after receipt of the Company Shareholder Approval, there shall be made no amendment that by Law requires further approval by the Company’s shareholders without the further approval of such shareholders.

Section 8.05. Extension; Waiver. At any time prior to the Effective Time, the parties may (a) extend the time for the performance of any of the obligations or other acts of the other parties; (b) waive any inaccuracies in the representations and warranties of the other parties contained in this Agreement or in any document delivered pursuant to this Agreement; (c) unless prohibited by law, waive compliance with or satisfaction of any covenants, agreements or conditions contained in this Agreement. No extension or waiver by the Company shall require the approval of the Company’s shareholders unless such approval is required by Law. Any agreement on the part of a party to any such extension or waiver shall be valid only if set forth in an instrument in writing signed on behalf of such party. The failure of any party to this Agreement to assert any of its rights under this Agreement or otherwise shall not constitute a waiver of such rights.
ARTICLE IX
GENERAL PROVISIONS
Section 9.01. Nonsurvival of Representations and Warranties. None of the representations and warranties in this Agreement or in any instrument delivered pursuant to this Agreement shall survive the Effective Time. This Section 9.01 shall not limit Section 8.02, Section 8.03 or any covenant or agreement of the parties which by its terms contemplates performance after the Effective Time. For the avoidance of doubt, the Confidentiality Agreement will survive termination of this Agreement in accordance with its terms.
Section 9.02. Notices. All notices, requests, claims, demands, waivers and other communications under this Agreement shall be in writing and shall be deemed duly given (a) on the date of delivery if delivered personally; (b) on the date sent if sent by electronic mail; (c) if sent by a nationally recognized overnight courier, on the earlier of (i) the first Business Day following the date of dispatch or (ii) when received by the addressee (or a Representative thereof at the address thereof); or (d) on the earlier of confirmed receipt or the fifth Business Day following the date of mailing if delivered by registered or certified mail, return receipt requested, postage prepaid. All notices hereunder shall be delivered to the addresses set forth below, or pursuant to such other instructions as may be designated in writing by the party to receive such notice:
(a)	if to the Company, to:
Watford Holdings Ltd.
Waterloo House, 1st Floor
100 Pitts Bay Road
Pembroke HM 08, Bermuda
Email: lbr@watfordholdings.com
Attention: Laurence Richardson

with a copy (which shall not constitute notice) to:

Clifford Chance US LLP
31 West 52nd Street, 3rd Floor
New York, New York 10019
Email: gary.boss@cliffordchance.com
john.healy@cliffordchance.com
Attention: Gary Boss
John A. Healy
(b)	if to Parent or Merger Sub, to:
Arch Capital Group Ltd.
Waterloo House, Ground Floor
100 Pitts Bay Road
Pembroke HM 08, Bermuda
Email: LPetrillo@archcapservices.com
Attention: Louis Petrillo

with a copy (which shall not constitute notice) to:

Cahill Gordon & Reindel LLP

32 Old Slip
New York, New York 10005
Email: kpetillo-decossard@cahill.com
Attention: Kimberly C. Petillo-Décossard
Section 9.03. Definitions. For purposes of this Agreement:
“8½% Preference Shares” has the meaning set forth in Section 2.01.
“Acceptable Confidentiality Agreement” has the meaning set forth in Section 5.04(f)(iii).
“Action” means any legal, administrative, arbitral, or other proceedings, suits, actions, investigations, examinations, claims, audits, hearings, charges, indictments, litigations, or examinations by or before a Governmental Entity.
“Adverse Recommendation Change” means if the Company Board or any committee thereof shall (a) fail to include the Company Recommendation in the Proxy Statement; (b) withdraw or propose publicly to withdraw the Company Recommendation; (c) qualify, withdraw, amend, or modify, or propose publicly to qualify, withdraw, amend or modify (or fail to do any of the foregoing), in a manner adverse to Parent, the Company Recommendation; (d) recommend an Alternative Proposal; (e) take any action, or make any public statement, filing or release materially inconsistent with the Company Recommendation; or (f) resolve or agree to take any of the foregoing actions.
“Affiliate” means, with respect to any Person, any other Person that directly or indirectly controls, is controlled by, or is under common control with, such first Person. For purposes of this definition, “control” (including, the terms “controlling,” “controlled by,” and “under common control with”), as applied to any person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of that Person, whether through the ownership of voting securities, by Contract, or otherwise.
“Agreement” has the meaning set forth in the Recitals.
“Aggregate Merger Consideration” means, in the aggregate, the Merger Consideration, RSU Merger Consideration, and PSU Merger Consideration.
“Alternative Proposal” has the meaning set forth in Section 5.04(f)(i).
“Anti-Corruption Laws” means the FCPA, the UK Bribery Act 2010, the Bermuda Bribery Act 2016, the Organization for Economic Cooperation and Development Convention Against Bribery of Foreign Public Officials in International Business Transactions, in each case as amended, and legislation implementing such convention, and any other applicable anti-bribery or anti-corruption Laws.
“Anti-Money Laundering Laws” means, to the extent applicable, the Money Laundering Control Act of 1986, the Currency and Foreign Transactions Reporting Act of 1970 (otherwise known as the Bank Secrecy Act), as amended by the USA PATRIOT Act, the rules and all other Laws to which the Company or the Company Subsidiaries are subject relating to anti-money laundering compliance.
“Antitrust Laws” means the HSR Act, the Sherman Antitrust Act, the Clayton Antitrust Act of 1914, the Federal Trade Commission Act and any other antitrust, competition or trade regulation Laws of any Governmental Entity or Laws issued by any Governmental Entity that are otherwise designed or intended to prohibit, restrict or regulate actions or transactions having the purpose or effect of monopolization, restraint of trade or harm to competition.
“Applicable SAP” means, with respect to any Company Insurance Subsidiary, the applicable statutory accounting principles (or local equivalents in the applicable jurisdiction) prescribed or permitted by the applicable Insurance Regulator under the Insurance Law of the domiciliary jurisdiction of such Company Insurance Subsidiary as in effect at the relevant time.
“Appraisal Withdrawal” has the meaning set forth in Section 2.03(b).
“Appraised Fair Value” has the meaning set forth in Section 2.03(a).
“Bermuda Companies Act” has the meaning set forth in Section 1.01.
“Book-Entry Shares” has the meaning set forth in Section 2.01(c).
“Burdensome Condition” has the meaning set forth in Section 6.03(f).

“Business Day” means any day other than (i) a Saturday or a Sunday or (ii) a day on which banking and savings and loan institutions are authorized or required by Law to be closed in Bermuda or in New York City, and shall consist of the time period from 12:01 a.m. through 12:00 midnight New York City time on such calendar date.
“Certificate” has the meaning set forth in Section 2.01(c).
“Certificate of Merger” has the meaning set forth in Section 1.03.
“CFIUS” means the Committee on Foreign Investment in the United States.
“Charter Documents” has the meaning set forth in Section 3.02(c).
“Closing” has the meaning set forth in Section 1.02.
“Closing Date” has the meaning set forth in Section 1.02.
“Code” means the United States Internal Revenue Code of 1986, as amended.
“Collective Bargaining Agreement” has the meaning set forth in Section 3.21(a).
“Commercial Tax Obligation” means any customary obligation to assume responsibility, or reimburse another Person, for specified Taxes that is part of a larger commercial agreement not primarily related to Taxes (excluding any commercial agreement to sell or otherwise dispose of (1) any equity of any entity or (2) any assets other than inventory sold in the ordinary course of the Company’s business), such as an obligation of a borrower to gross up a lender under a credit agreement or a tenant’s obligation to make tax escalation payments to a landlord.
“Common Shares” has the meaning set forth in Section 2.01.
“Company” has the meaning set forth in the Recitals.
“Company Acquisition Agreement” has the meaning set forth in Section 5.04(a).
“Company Benefit Plan” has the meaning set forth in Section 3.10(a).
“Company Board” has the meaning set forth in Section 3.04.
“Company Board Recommendation” has the meaning set forth in Section 3.04.
“Company Bye-laws” has the meaning set forth in Section 3.01.
“Company Disclosure Letter” has the meaning set forth in lead-in to Article III.
“Company Employee” means any employee of the Company or any Company Subsidiary who is employed at the Closing Date.
“Company Financial Advisor” has the meaning set forth in Section 3.23.
“Company Indemnified Parties” has the meaning set forth in Section 6.04(a).
“Company Insurance Subsidiary” has the meaning set forth in Section 3.31(a).
“Company IP Agreements” means all licenses, sublicenses, consent to use agreements, settlements, coexistence agreements, covenants not to sue, waivers, releases, permissions, and other Contracts, whether written or oral, relating to Intellectual Property and to which the Company or any Company Subsidiary is a party, beneficiary, or otherwise bound.
“Company Material Adverse Effect” means any circumstance, occurrence, effect, change, event or development that, individually or in the aggregate, has had or would reasonably be expected to have a material adverse effect on (a) the business, financial condition or results of operations or assets of the Company and the Company Subsidiaries, taken as a whole, or (b) the ability of the Company to consummate the transactions contemplated hereby prior to the End Date; provided, however, that, for purposes of clause (a), any circumstance, occurrence, effect, change, event or development arising from or related to the following shall not be taken into account in determining whether a Company Material Adverse Effect has occurred or would be reasonably expected to occur (except, in the case of clauses (a), (b), (c), (e), (f), or (g) below, to the extent materially disproportionately affecting the Company and the Company Subsidiaries, taken as a whole, relative to other participants in the industries in which the Company and the Company Subsidiaries conduct their business): (a) conditions generally affecting the economy in any of the countries, markets or geographical areas in which the Company and the Company Subsidiaries operate, or any other national or regional economy or the global economy generally; (b) conditions generally affecting political conditions (or changes in such conditions) in any country or region in the world; (c) declared or undeclared acts of war, cyber-attacks, sabotage or terrorism (including any escalation thereof), (d) natural disasters, epidemics or pandemics (as declared by the World Health Organization or the Health and Human Services Secretary of the United States), including the COVID-19 pandemic; (e) changes in the financial, credit, banking or securities markets in any country or region in the world and including changes or developments in or relating to currency exchange or interest rates; (f) changes required by GAAP or other accounting standards (or interpretations thereof); (g) changes in any applicable Laws or other binding directives issued by any Governmental Entity (or interpretations thereof), including, to the extent relevant to the business of the Company and the Company Subsidiaries, in any legal or regulatory requirement or condition or the regulatory enforcement environment; (h) changes that are generally applicable to the industries in which the Company and the Company Subsidiaries operate; (i) any failure by the Company to meet any internal or published projections, forecasts or revenue or earnings predictions for any period ending on or after the date of this Agreement or any decline in the market price or trading volume of the Common Shares or change in its credit ratings (provided that the underlying causes of any such failure, decline or change may be considered in determining whether a Company Material Adverse Effect has occurred to the extent not otherwise excluded by another exception herein); or (j) the announcement or pendency of the transactions contemplated by this Agreement (including as to the identity of the parties hereto); (k) shareholder litigation arising from or relating to this Agreement or the Merger; (l) any action required by the terms of this Agreement, or with the prior written consent or at the direction of Parent; (m) any liability arising from any pending or threatened claim, suit, action, proceeding, investigation or arbitration disclosed to Parent in this Agreement or in the Company Disclosure Letter (but only to the extent such liability reasonably could be anticipated based on the substance and content of such disclosure); (n) any decrease in the value of the Non-Investment Grade Portfolio; or (o) any circumstance, occurrence, effect, change, event or development to the extent caused by the provision of any service provided by Parent or its Affiliates to the Company and its Subsidiaries.
“Company Memorandum of Association” has the meaning set forth in Section 3.01.
“Company Parties” has the meaning set forth in Section 6.06.
“Company PSU” means a performance share unit granted under the Company Share Plan.
“Company Recommendation” has the meaning set forth in Section 6.01(e).
“Company RSU” means a time-based restricted share unit granted under the Company Share Plan.
“Company SEC Documents” has the meaning set forth in Section 3.06(a).
“Company Share Award” means each Company PSU, Company RSU and other award granted under the Company Share Plan that may be settled in Common Shares.
“Company Share Plan” means the Company’s 2018 Stock Incentive Plan.
“Company Shareholder Approval” has the meaning set forth in Section 3.04.
“Company Shareholders Meeting” has the meaning set forth in Section 3.04.
“Company Statutory Statements” means all annual, quarterly and other periodic statements, together with all exhibits, interrogatories, notes, schedules and actuarial opinions, affirmations or certifications filed with or submitted to the appropriate Insurance Regulator of each jurisdiction in which a Company Subsidiary is licensed or authorized or otherwise eligible or accredited with respect to the conduct of the business of insurance or reinsurance since January 1, 2018.
“Company Subsidiary” means any Subsidiary of the Company.
“Company Voting Debt” has the meaning set forth in Section 3.03(b).
“Confidentiality Agreement” means the general confidentiality undertakings of Parent entered into prior to the date hereof with the Company and acknowledged to cover information provided in connection with transactions contemplated by this Agreement.
“Consent” has the meaning set forth in Section 3.05(b).
“Contract” has the meaning set forth in Section 3.03(b).

“Data Breach” has the meaning set forth in Section 3.16(c).
“Debt Financing” has the meaning set forth in Section 6.05(a).
“Dissenting Shares” has the meaning set forth in Section 2.03(a).
“EDGAR” has the meaning set forth in Section 3.06(a).
“Effective Time” has the meaning set forth in Section 1.03.
“End Date” has the meaning set forth in Section 8.01(b)(i).
“Environment” means ambient air, indoor air, surface water, groundwater, drinking water, land surface, sediments, and subsurface strata & natural resources such as wetlands, flora and fauna.
“Environmental Laws” has the meaning set forth in Section 3.17.
“ERISA” means the Employee Retirement Income Security Act of 1974, as amended, and the regulations promulgated thereunder.
“ERISA Affiliate” means, with respect to any Person, any trade or business, whether or not incorporated, which, together with such Person, is treated as a single employer under Section 414 of the Code.
“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.
“Extended Condition Date” has the meaning set forth in Section 1.02.
“FCPA” means the U.S. Foreign Corrupt Practices Act of 1977 (15 U.S.C. §78dd-1, et seq.), as amended.
“FCRA” has the meaning set forth in Section 3.16(a).
“Final Non-Investment Grade Portfolio Certificate” has the meaning set forth in Section 6.13(b).
“GAAP” has the meaning set forth in Section 3.06(b).
“Government Contract” means any Contract, including any prime contract, subcontract (at any tier), facility contract, teaming agreement or arrangement, joint venture agreement, basic ordering agreement, pricing agreement, letter contract, purchase order, delivery order, task order or other contractual arrangement of any kind, as modified by binding modification or change orders, between the Company or any Company Subsidiary and any Governmental Entity (acting on its own behalf or on behalf of another country or international organization). For purposes of clarity, a task order, purchase order or delivery order issued pursuant to a Government Contract shall be considered a part of the Government Contract to which it relates.
“Government Official” means (i) an employee, officer or representative of, or any person otherwise acting in an official capacity for or on behalf of a Governmental Entity; (ii) a legislative, administrative, or judicial official, regardless of whether elected or appointed; (iii) an officer of or individual who holds a position in a political party; (iv) a candidate for political office; (v) an individual who holds any other official, ceremonial, or other appointed or inherited position with a government or any of its agencies; or (vi) an officer or employee of a supranational organization (e.g., World Bank, United Nations, International Monetary Fund).
“Governmental Approvals” has the meaning set forth in Section 6.03(a).
“Governmental Entity” has the meaning set forth in Section 3.05(b).
“Hazardous Substance” means any waste, pollutant, contaminant, substance or material, including petroleum, petroleum-based or petroleum-derived substance or waste, asbestos or asbestos-containing material, radiological, biological or medical substances or wastes, the presence of which is regulated, or requires investigation or remediation, under any Environmental Laws.
“HSR Act” has the meaning set forth in Section 3.05(b).
“Indebtedness” means, with respect to any Person, without duplication, (i) all liabilities or obligations for borrowed money or in respect of loans or liabilities or obligations issued or incurred in substitution or exchange for liabilities or obligations for borrowed money or in respect of loans or advances, (ii) all liabilities or obligations evidenced by any bond, debenture, note, mortgage or other debt instrument or debt security, (iii) all outstanding reimbursement and payment obligations under surety bonds, letters of credit, bankers’ acceptances, indemnities, performance letters, comfort letters and other arrangements similar to the foregoing, in each case solely to the extent supporting obligations for borrowed money, and any other letters of credit to the extent drawn or for which there are outstanding reimbursement or payment obligations, (iv) all leases of any property by such Person as lessee which would, in accordance with GAAP, be required to be accounted for as a capital lease on the balance sheet of such Person, (v) all liabilities or obligations under or pursuant to interest rate cap agreements, interest rate swap agreements, foreign currency exchange agreements and other hedging agreements or similar arrangements, (vi) all liabilities or obligations to current or former holders of Common Shares or 8½% Preference Shares in respect of advisory, service or management fees or dividends or other distributions declared or accrued but unpaid prior to Closing, (vii) all liabilities or obligations for direct or indirect guarantees of another Person in respect of liabilities or obligations of the type set forth in the foregoing clauses, or (viii) any accrued and unpaid interest, prepayment or redemption penalties, premiums or payments and unpaid fees and expenses, in each case that are payable in connection with the retirement, payment or prepayment of any of the foregoing liabilities or obligations owing by such Person.
“Inquiry” has the meaning set forth in Section 5.04(a).
“Insurance Law” means all Laws applicable to the business of insurance or reinsurance or the regulation of insurance or reinsurance companies, whether federal, national, provincial, state, local or multinational.
“Insurance Regulator” means all Governmental Entities regulating the business of insurance and reinsurance under applicable Law.
“Intellectual Property Rights” means all of the following throughout the world (a) patents, designs, utility models and statutory invention registrations and all registrations and pending applications therefor (“Patents”), (b) trademarks, service marks, slogans, logos, designs, certification marks, trade dress, corporate names, trade names, domain names and other indicia of source, and all goodwill associated therewith, and related registrations (“Trademarks”), (c) copyrights, including copyrights (and other intellectual property rights) in Software, and related registrations (“Copyrights”), and (d) confidential or proprietary information, technology, know-how, trade secrets, manufacturing and production procedures and techniques, inventions, designs, research and development information, methods, plans and formulae.
“IRS” means the United States Internal Revenue Service.
The “Knowledge” of any Person that is not an individual means, with respect to any matter in question, in the case of the Knowledge of the Company, the actual knowledge of the individuals set forth on Schedule 1-A hereto, and, in the case of Parent and Merger Sub, the actual knowledge, of the individuals set forth on Schedule 1-B hereto.
“Law” means any federal, state, local, municipal, foreign, multi-national or other laws, common law, statutes, constitutions, ordinances, rules, regulations, codes, official administrative pronouncements, Orders, or legally enforceable requirements enacted, issued, adopted, promulgated, enforced, ordered, or applied by any Governmental Entity.
“Legal Restraints” has the meaning set forth in Section 7.01(c).
“Letter of Transmittal” has the meaning set forth in Section 2.02(b).
“Liens” means, with respect to any property or asset, all pledges, liens, mortgages, charges, encumbrances, hypothecations, options, rights of first refusal, rights of first offer, and security interests of any kind or nature whatsoever.
“Material Contract” has the meaning set forth in Section 3.18(a).
“Maximum Amount” has the meaning set forth in Section 6.04(b).
“Merger” has the meaning set forth in Section 1.01.
“Merger Application” has the meaning set forth in Section 1.03.
“Merger Consideration” has the meaning set forth in Section 2.01(c).
“Merger Sub” has the meaning set forth in the Recitals.
“Merger Sub Board” means the Board of Directors of Merger Sub.

“Merger Sub Common Shares” has the meaning set forth in Section 2.01.
“Nasdaq” has the meaning set forth in Section 3.05(b).
“Non-Investment Grade Portfolio Loss” means the negative number derived by subtracting (i) the sum of Unrealized Losses plus Realized Losses from (ii) the sum of Unrealized Gains plus Realized Gains plus Net Interest Income using position listings and valuations prepared and made as of the applicable dates specified in Section 6.13; provided, that if the result of the foregoing calculation is equal to or greater than zero, the Non-Investment Grade Portfolio Loss shall be zero. For purposes of this definition:
“Company’s Non-Investment Grade Portfolio Estimate” means the monthly estimate, prepared by the Company in the ordinary course, of the profit or loss attributable to the Non-Investment Grade Portfolio during the preceding month, using processes and procedures consistent with past practice.
“Investment Management Agreements” means the investment management agreements (as amended and restated) set forth on Section 9.03(c) of the Company Disclosure Letter.
“Investment Manager” means HPS Investment Partners, LLC (f/k/a Highbridge Principal Strategies, LLC).
“Net Interest Income” means the interest earned and received net of management fees, performance fees and cost of borrowing and miscellaneous other investment expenses, on investments in the Non-Investment Grade Portfolio during the Relevant Period.
“Realized Gains and Losses” means, respectively, the aggregate net gain or loss realized upon dispositions during the Relevant Period of investments held in the Non-Investment Grade Portfolio.
“Relevant Period” means the period from September 30, 2020, through the date that is two (2) Business Days prior to the Closing Date.
“Unrealized Gains and Losses” means, respectively, the gains or losses in market value of all investments in the Non-Investment Grade Portfolio not disposed of prior to or on the expiration of the Relevant Period.
“Non-U.S. Benefit Plan” has the meaning set forth in Section 3.10(a).
“Notice Period” has the meaning set forth in Section 5.04(d).
“Order” means any order, writ, assessment, decision, injunction, decree, ruling, or judgment of a Governmental Entity or arbitrator, whether temporary, preliminary, or permanent.
“Parent” has the meaning set forth in the Recitals.
“Parent Board” means the Board of Directors of Parent.
“Parent Material Adverse Effect” means, with respect to Parent or Merger Sub, any circumstance, occurrence, effect, change, event or development that, individually or in the aggregate, is or would be reasonably expected to have a material adverse effect on the ability of Parent or Merger Sub to consummate the transactions contemplated hereby, including by preventing or materially impairing, interfering with, hindering or delaying the consummation thereof.
“Paying Agent” has the meaning set forth in Section 2.02(a).
“Payment Fund” has the meaning set forth in Section 2.02(a).
“Permit” means qualifications, certificates, permits, licenses, registrations, clearances, consents, commissions, franchises, exemptions, Orders, authorizations, and approvals from Governmental Entities.
“Permitted Liens” means, collectively, (i) suppliers’, mechanics’, cashiers’, workers’, carriers’, workmen’s, legal hypothecs, repairmen’s, materialmen’s, warehousemen’s, construction and other similar statutory Liens arising or incurred by operation of law or otherwise incurred in the ordinary course of business consistent with past practice for amounts not yet due and payable or the amount and validity of which are being contested in good faith by appropriate proceedings (provided adequate reserves have been established in accordance with GAAP); (ii) licenses or other grants of rights in Intellectual Property Rights; (iii) statutory or other Liens of landlords for amounts not due and payable or which are being contested in good faith by appropriate proceedings; (iv) Liens in favor of customs and revenue authorities arising as a matter of Law and in the ordinary course of business to secure payment of customs duties in connection with the importation of goods; (v) Liens resulting from securities Laws; (vi) statutory Liens for current ad valorem property Taxes, utilities and other governmental charges not yet due and payable; (vii)

zoning, entitlement, building and other land use regulations imposed by Governmental Entities having jurisdiction over such Person’s owned or leased real property, which are not violated by the current use and operation of such real property; (viii) covenants, conditions, restrictions, easements, and other similar non-monetary matters of record affecting title to such Person’s owned or leased real property, which do not materially impair the occupancy or use of such real property for the purposes for which it is currently used in connection with such Person’s businesses; (ix) any right of way or easement related to public roads and highways, which do not materially impair the occupancy or use of such real property for the purposes for which it is currently used in connection with such Person’s businesses; (x) Liens arising under workers’ compensation, unemployment insurance, social security, retirement and similar legislation or the performance of bids, tenders, sales, contracts (other than for the repayment of borrowed money), public or statutory obligations, and surety, stay, appeal, customs or performance bonds, or similar obligations; and (xi) Liens pursuant to existing Indebtedness of the Company or any of the Company Subsidiaries.
“Person” means any individual, corporation, limited or general partnership, limited liability company, limited liability partnership, trust, association, joint venture, Governmental Entity, or other entity or group (which term will include a “group” as such term is defined in Section 13(d)(3) of the Exchange Act).
“Personal Data” means a natural person’s name, street address, telephone number, e-mail address, photograph, image, video recording, voice recording, video viewing history, geolocation information, online contact information, screen or user name, password, social security number, driver’s license number, passport number, payment card information, other customer, financial or account number or information, or any other piece of information that allows the identification, contacting, locating, or tracking of a natural person or the electronic device or computer of a natural person (such as cookies, IP addresses, persistent identifiers, and processor or device serial numbers or unique identifiers), financial information and personal or sensitive information as defined by Privacy Laws.
“Preference Shares” has the meaning set forth in Section 3.03.
“Preliminary Non-Investment Grade Portfolio Certificate” has the meaning set forth in Section 6.13(a).
“Privacy Incident” has the meaning set forth in Section 3.16(d).
“Privacy Laws” has the meaning set forth in Section 3.16(a).
“Proxy Statement” has the meaning set forth in Section 6.01(a).
“PSU Merger Consideration” has the meaning set forth in Section 2.04(a)(i).
“Real Estate Leases” has the meaning set forth in Section 3.19(b).
“Registered Intellectual Property Rights” has the meaning set forth in Section 3.20(a).
“Registrar” has the meaning set forth in Section 1.03.
“Release” means any spilling, leaking, pumping, pouring, emitting, emptying, discharge, injecting, escaping, leaching, dumping, disposing, depositing or migration into or through the Environment.
“Representatives” has the meaning set forth in Section 5.04(a).
“Required Financing Information” means (a) all financial and related information relating to the Company and the Company Subsidiaries that is necessary to permit Parent and Merger Sub to prepare information reasonably requested by the sources of Debt Financing in connection with the Debt Financing and (b) such other financial statements or other pertinent and customary information regarding the Company and the Company Subsidiaries as may be reasonably requested by Parent, Merger Sub, or the sources of the Debt Financing to the extent that such financial statements or other information is of the type and form required or customarily included in a confidential information memorandum or bank presentation in respect of the Debt Financing; provided, that Parent shall be solely responsible for (i) the preparation of any projections, pro forma financial statements and pro forma adjustments giving effect to the transactions contemplated hereby for use in connection with any Debt Financing and (ii) any description of the Debt Financing or other information customarily provided by the Debt Financing sources or their counsel.
“Required Regulatory Approvals” has the meaning set forth in Section 7.01(b).
“RSU Merger Consideration” has the meaning set forth in Section 2.04(a)(ii).

“Sanctioned Country” means a country or territory that is, at the time of the specific conduct at issue, the subject of countrywide or territory-wide Sanctions (currently, Crimea, Cuba, Iran, North Korea and Syria).
“Sanctioned Person” means any Person that is: (i) named in any Sanctions list maintained by (A) the United States, (B) the United Nations, (C) the European Union or (D) Bermuda; (ii) a government of a Sanctioned Country, (iii) an agency or instrumentality of, or any entity directly or indirectly controlled by, a government of a Sanctioned Country; or (iv) otherwise the subject of Sanctions.
“Sanctions” means the trade sanctions laws, regulations, embargoes or restrictive measures administered, enacted or enforced by (i) the United States, (ii) the United Nations, (iii) the European Union or (iv) Bermuda and the respective governmental institutions and agencies of any of the foregoing, including without limitation the Office of Foreign Assets Control of the U.S. Department of the Treasury and the U.S. Departments of State and Commerce.
“Schedule 13E-3” has the meaning set forth in Section 6.01(b).
“SEC” means the U.S. Securities and Exchange Commission.
“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.
“Share Capital” has the meaning set forth in Section 3.03(a).
“SOX” means the Sarbanes-Oxley Act of 2002, as amended.
“Statutory Merger Agreement” means the Statutory Merger Agreement, in the form attached hereto as Exhibit A, to be executed and delivered by the Company, Parent and Merger Sub as provided by the terms hereof.
“Subsidiary” of a Person means a corporation, partnership, limited liability company, or other business entity of which a majority of the shares of voting securities is at the time beneficially owned, or the management of which is otherwise controlled, directly or indirectly, through one or more intermediaries, or both, by such Person. For purposes of this definition, “controlled,” as applied to any person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of that Person, whether through the ownership of voting securities, by Contract, or otherwise.
“Superior Proposal” has the meaning set forth in Section 5.04(f)(ii).
“Surviving Company” has the meaning set forth in Section 1.01.
“Tax” or “Taxes” means (i) all federal, state, local, non-U.S. or other taxes, duties, imposts, levies, assessments, withholdings or similar charges imposed by any Governmental Entity, including all income, corporation, alternative minimum, gross receipts, capital, sales, use, consumption, business, ad valorem, value added, transfer, stamp duty, franchise, profits, inventory, capital stock, license, withholding (including backup withholding), payroll, employment, unemployment, disability, social security, national insurance, unemployment, excise, severance, stamp, occupation, registration, documentary, environmental, goods and services, property, escheat, unclaimed property, customs duties and estimated taxes, (ii) all interest, penalties, additions to tax or other additional amounts imposed by any Governmental Entity in connection with any item described in clause (i) and (iii) all liability pursuant to Treasury Regulation Sections 1.1502-6 or 1.1502-78 (or any similar provision of state, local or non-U.S. Law), as a transferee or successor, or otherwise by operation of Law, by Contract (other than pursuant to a Commercial Tax Obligation) or otherwise in respect of any items of any other Person described in clause (i) or clause (ii), in each case described in clauses (i), (ii) or (iii), whether disputed or not.
“Tax Return” means any original, amended or estimated return, statement, report, election, declaration, disclosure, schedule, form or other document or statement (including any claim for refund or information return or report) filed or required to be filed with any Taxing Authority, including any schedules, annexes, attachments or supplements to any of the foregoing.
“Tax Sharing Obligation” means any obligation with respect to the sharing, allocation, indemnification, reimbursement, responsibility for or payment of any Taxes or any Tax benefits between the Company or any Company Subsidiary, on one hand, and any other Person on the other hand (whether contained in an agreement primarily related to Taxes or as part of a larger commercial agreement not primarily related to Taxes), excluding any Commercial Tax Agreement.
“Taxing Authority” means any Governmental Entity having jurisdiction with respect to any Tax matter.

“Termination Fee” has the meaning set forth in Section 8.03(a).
“Underwriting Guidelines” means the guidelines set forth in Exhibit A of the Services Agreements (as amended and restated) set forth on Section 9.03(u) of the Company Disclosure Letter.
Section 9.04. Interpretation.
(a)
When a reference is made in this Agreement to an Article, a Section or an Exhibit, such reference shall be to an Article, a Section or an Exhibit of or to this Agreement unless otherwise indicated. The table of contents and headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. Any capitalized term used in any Exhibit but not otherwise defined therein shall have the meaning assigned to such term in this Agreement. Whenever the words “include,” “includes” or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation.” The words “hereof,” “hereto,” “hereby,” “herein” and “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement. The term “or” is not exclusive. The word “extent” in the phrase “to the extent” shall mean the degree to which a subject or other thing extends, and such phrase shall not mean simply “if.” References to this Agreement shall include the Company Disclosure Letter. The definitions contained in this Agreement are applicable to the singular as well as the plural forms of such terms. All pronouns and any variations thereof refer to the masculine, feminine or neuter as the context may require. Any agreement, instrument or Law defined or referred to herein means such agreement, instrument or Law as from time to time amended, modified or supplemented, unless otherwise specifically indicated. References to a Person are also to its permitted successors and assigns. Unless otherwise specifically indicated, all references to “$” or “dollars” will be deemed references to the lawful money of the United States of America. The parties hereto have participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or a question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties hereto, and no presumption or burden of proof shall arise favoring or disfavoring by virtue of the authorship of any provisions of this Agreement.

Section 9.05. Severability. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule or Law, or public policy, (a) such term or other provision shall be fully separable, (b) this Agreement shall be construed and enforced as if such invalid, illegal or unenforceable provision had never comprised a part hereof, and (c) all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as either the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party or such party waives its rights under this Section 9.05 with respect thereto. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner to the end that the transactions contemplated hereby are fulfilled to the extent possible.
Section 9.06. Counterparts. This Agreement may be executed in one or more counterparts, including by facsimile or by email with .pdf attachments, all of which shall be considered one and the same agreement, and shall become effective when one or more counterparts have been signed by each of the parties and delivered to the other parties.
Section 9.07. Entire Agreement; No Third-Party Beneficiaries. This Agreement, taken together with the Company Disclosure Letter, the Exhibits or Annexes hereto and thereto, and the Confidentiality Agreement, (a) constitutes the entire agreement, and supersedes all prior agreements and understandings, both written and oral, between the parties with respect to the Merger and the other transactions contemplated by this Agreement and (b) except for Section 6.04, this Agreement is for the sole benefit of the parties hereto and their permitted assigns and respective successors and nothing herein, express or implied, is intended to confer upon any Person other than the parties any rights or remedies. In the event of any inconsistency between the statements in the body of this Agreement, the Confidentiality Agreement, and the Company Disclosure Letter (other than an exception expressly set forth as such in the Company Disclosure Letter), the statements in the body of this Agreement will control. Parent and Merger Sub acknowledge and agree that, without in any way limiting the Company’s rights under Section 9.10, if Parent or Merger Sub materially breach their respective obligations to consummate the Merger, the Company has the right to pursue, on behalf of the Company’s shareholders, from Parent damages in the event of such breach of this Agreement by Parent or Merger Sub, in which event the damages recoverable by the Company, on behalf of the Company’s shareholders, shall all be determined by reference to the total amount that would have been recoverable under the circumstances of such breach by such shareholders if all such shareholders brought an action against Parent or Merger Sub and were recognized as third-party beneficiaries hereunder.
Section 9.08. GOVERNING LAW. THIS AGREEMENT, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE AND ANY ACTION (WHETHER IN CONTRACT, TORT, EQUITY OR OTHERWISE) DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT OR THE NEGOTIATION, ADMINISTRATION, PERFORMANCE AND ENFORCEMENT HEREOF, SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF DELAWARE, REGARDLESS OF THE LAWS THAT MIGHT OTHERWISE GOVERN UNDER ANY APPLICABLE PRINCIPLES OF CHOICE OR CONFLICTS OF LAWS OF THE STATE OF DELAWARE, EXCEPT TO THE EXTENT THE PROVISIONS OF THE LAWS OF BERMUDA ARE MANDATORILY APPLICABLE TO THE MERGER.
Section 9.09. Assignment. Neither this Agreement nor any of the rights, interests or obligations under this Agreement shall be assigned, in whole or in part, by operation of Law or otherwise by any of the parties without the prior written consent of the other parties; provided that the rights, interests and obligations of Parent and/or Merger Sub may be assigned, without the prior written consent of the Company, to an entity in which Parent owns more than 30% of the equity interests, an Affiliate of Parent or a direct or indirect wholly owned Subsidiary of Parent and, upon such an assignment by Parent and/or Merger Sub, the terms of this Agreement referring or relating to Parent and/or Merger Sub shall be construed to refer or relate to such assignee(s), mutatis mutandis; provided, further, that in the case of any assignment by Parent and/or Merger Sub described in the foregoing, no such assignment shall relieve the assignor of its obligations hereunder. Any purported assignment without such consent shall be void. Subject to the preceding sentences, this Agreement will be binding upon, inure to the benefit of, and be enforceable by the parties and their respective successors and permitted assigns.
Section 9.10. Specific Enforcement; Jurisdiction; Venue. The parties acknowledge and agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached, and that monetary damages, even if available, would not be an adequate remedy therefor. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent breaches or threatened breaches of this Agreement and to enforce specifically the performance of the terms and provisions of this Agreement, including the right of a party to cause the other parties to consummate the Merger and the other transactions contemplated hereby; provided, for the avoidance of doubt and notwithstanding anything to the contrary in this Agreement, in no event shall specific performance of Parent’s or Merger Sub’s obligation to consummate the Merger survive any termination of this Agreement. It is agreed that the parties are entitled to enforce specifically the performance of terms and provisions of this Agreement in any court referred to below, without proof of actual damages (and each party hereby waives any requirement for the securing or posting of any bond in connection with such remedy), this being in addition to any other remedy to which they are entitled at law or in equity. The parties further agree not to assert that a remedy of specific enforcement is unenforceable, invalid, contrary to Law or inequitable for any reason, nor to assert that the other party has an adequate remedy at law or that an award of specific performance is not an appropriate remedy for any reason at law or equity. In addition, each of the parties hereto irrevocably agrees that any Action arising out of or relating to this Agreement brought by any party or its Affiliates against any other party or its Affiliates shall be brought and determined in the Court of Chancery of the State of Delaware; provided, that if jurisdiction is not then available in the Court of Chancery of the State of Delaware, then any such Action may be brought in any federal court located in the State of Delaware or any other Delaware state court, in each case, except to the extent that any such proceeding mandatorily must be brought in Bermuda. Each of the parties hereby irrevocably submits to the jurisdiction of the aforesaid courts for itself and with respect to its property, generally and unconditionally, with regard to any such Action arising out of or relating to this Agreement and the transactions contemplated hereby. Each of the parties agrees not to commence any action, suit or proceeding relating thereto except in the courts described above in Delaware, other than actions in any court of competent jurisdiction to enforce any judgment, decree or award rendered by any such court in Delaware as described herein (in each case, except to the extent that any such proceeding mandatorily must be brought in Bermuda). Each of the parties hereto agrees that mailing of process or other papers in connection with any such legal Action in the manner provided in Section 9.02 or in such other manner as may be permitted by applicable Laws, will be valid and sufficient service thereof. Each of the parties hereby irrevocably and unconditionally waives, and agrees not to assert, by way of motion or as a defense, counterclaim or otherwise, in any Action arising out of or relating to this Agreement or the transactions contemplated hereby, (a) any claim that it is not personally subject to the jurisdiction of the courts in Delaware as described herein for any reason other than failure to serve process in accordance with this Section 9.10, (b) that it or its property is exempt or immune from jurisdiction of any such court or from any legal process commenced in such courts (whether through service of notice, attachment prior to judgment, attachment in aid of execution of judgment, execution of judgment or otherwise) and (c) to the fullest extent permitted by the applicable Law, that (i) the Action in any such court is brought in an inconvenient forum, (ii) the venue of such Action is improper or (iii) this Agreement, or the subject matter hereof, may not be enforced in or by such courts.
Section 9.11. WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY SUIT, ACTION OR OTHER PROCEEDING ARISING OUT OF THIS AGREEMENT, THE MERGER OR ANY OF THE OTHER TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT. EACH PARTY HERETO CERTIFIES AND ACKNOWLEDGES THAT (A) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH PARTY WOULD NOT, IN THE EVENT OF ANY ACTION, SUIT OR PROCEEDING, SEEK TO ENFORCE THE FOREGOING WAIVER, (B) SUCH PARTY HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER, (C) SUCH PARTY MAKES THIS WAIVER VOLUNTARILY AND (D) IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVER AND CERTIFICATIONS IN THIS SECTION 9.11.
Section 9.12. Non-Recourse. This Agreement may only be enforced against, and any claim or cause of action based upon, arising out of, or related to this Agreement or the transactions contemplated hereby may only be brought against, the entities that are expressly named as parties hereto and then only with respect to the specific obligations set forth herein with respect to such party. Except to the extent a named party to this Agreement, (a) no past, present or future director, officer, employee, incorporator, member, partner, stockholder, Affiliate, agent, attorney, advisor or representative or Affiliate of any named party to this Agreement and (b) no past, present or future director, officer, employee, incorporator, member, partner, stockholder, Affiliate, agent, attorney, advisor or representative or Affiliate of any of the foregoing shall have any liability (whether in contract, tort, equity or otherwise) for any one or more of the representations, warranties, covenants, agreements or other obligations or liabilities of any one or more of the Company, Parent or Merger Sub under this Agreement (whether for indemnification or otherwise) of or for any claim based on, arising out of, or related to this Agreement or the transactions contemplated hereby.
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IN WITNESS WHEREOF, the Company, Parent and Merger Sub have duly executed this Agreement, all as of the date first written above.
WATFORD HOLDINGS LTD.

By:	/s/ Jon Levy
Name: Jon Levy
Title: Chief Executive Officer
[Signature Page to Agreement and Plan of Merger]

ARCH CAPITAL GROUP LTD.

By:	/s/ François Morin
Name: François Morin
Title: EVP, CFO
GREYSBRIDGE LTD.

By:	/s/ François Morin
Name: François Morin
Title: Director

EXHIBIT A
THIS STATUTORY MERGER AGREEMENT is dated [•], 2020 (this “Agreement”).
BETWEEN:
(1)
WATFORD HOLDINGS LTD., an exempted company limited by shares incorporated under the laws of Bermuda having its registered office at Clarendon House, 2 Church Street, Hamilton HM 11, Bermuda (hereinafter called the “Company”);

(2)
ARCH CAPITAL GROUP LTD., an exempted company limited by shares incorporated under the laws of Bermuda having its principal office at Waterloo House, Ground Floor, 100 Pitts Bay Road, Pembroke HM 08, Bermuda (hereinafter called “Parent”); and

(3)
GREYSBRIDGE LTD., an exempted company limited by shares incorporated under the laws of Bermuda having its registered office at 2nd Floor Atlantic House, 11 Par-La-Ville Rd, Hamilton HM 11, Bermuda (hereinafter called “Merger Sub”).

WHEREAS:
(A)	Merger Sub is a wholly-owned subsidiary of Parent;
(B)
This Agreement is the Statutory Merger Agreement referred to in the Agreement and Plan of Merger among Parent, Merger Sub, and the Company, dated October 9, 2020 (the “Agreement and Plan of Merger”); and

(C)
Parent, Merger Sub and the Company have agreed that Merger Sub will, subject to the terms and conditions set forth herein and in the Agreement and Plan of Merger, merge with and into the Company, with the Company continuing as the Surviving Company, in accordance with the provisions of the Companies Act 1981 of Bermuda, as amended (the “Companies Act”).

NOW THEREFORE THE PARTIES HAVE AGREED AS FOLLOWS:
1. DEFINITIONS
Unless otherwise defined herein, capitalized terms have the same meaning as used and defined in the Agreement and Plan of Merger.
2. EFFECTIVENESS OF MERGER
(a)
The parties to this Agreement agree that, on the terms and subject to the conditions of this Agreement and the Agreement and Plan of Merger and in accordance with the Companies Act, at the Effective Time, Merger Sub shall be merged with and into the Company, with the Company surviving such Merger and continuing as the Surviving Company.

(b)
The Merger shall be conditional on the satisfaction on or prior to the Closing Date of each of the conditions to the Merger identified in Article VII of the Agreement and Plan of Merger (Conditions Precedent).

(c)	The Merger shall become effective at the time and date shown on the Certificate of Merger issued by the Registrar of Companies in Bermuda (the “Effective Time”).
3. NAME OF SURVIVING COMPANY
The Surviving Company shall be named Watford Holdings Ltd.
4. MEMORANDUM OF ASSOCIATION
The memorandum of association of the Surviving Company shall, at the Effective Time, by virtue of the Merger and without any further action, be the memorandum of association of the Company as in effect immediately prior to the Effective Time until thereafter changed or amended as provided therein or by applicable Law.
5. BYE-LAWS
The bye-laws of the Surviving Company shall, at the Effective Time, by virtue of the Merger and without any further action, be the bye-laws of the Company as in effect immediately prior to the Effective Time until thereafter changed or amended as provided therein or by applicable Law.

6. DIRECTORS AND OFFICERS
(a)
The names and addresses of the directors of the Surviving Company, being the directors of Merger Sub immediately prior to the Effective Time, and who shall be the directors of the Surviving Company until the earlier of their death, resignation or removal or until their respective successors are duly elected and qualified, as the case may be, in accordance with the bye-laws of the Surviving Company are as follows:

[Name]
[Address]
(b)
The officers of Merger Sub immediately prior to the Effective Time shall be the officers of the Surviving Company until the earlier of their death, resignation or removal or until their respective successors are duly elected or appointed and qualified, as the case may be, in accordance with the bye-laws of the Surviving Company.

7. CONVERSION OF SECURITIES
(a)
At the Effective Time, by virtue of the Merger and without any action on the part of the Company, Parent, Merger Sub or any holder of any of the Common Shares or any of the 8½% Preference Shares or any of the Merger Sub Common Shares:

(i)
Each Merger Sub Common Share issued and outstanding immediately prior to the Effective Time shall be converted into one fully paid and nonassessable common share, par value $0.01 per share, of the Surviving Company with the same rights, powers and privileges as the shares so converted and, together with the 8½% Preference Shares issued and outstanding immediately prior to the Effective Time, shall constitute the only issued and outstanding share capital of the Surviving Company;

(ii)
Each Common Share that is owned by Parent or Merger Sub or the Company as a treasury share or any of their respective direct or indirect wholly owned Subsidiaries immediately prior to the Effective Time shall no longer be issued and outstanding and shall automatically be canceled and shall cease to exist, and no consideration shall be delivered in exchange therefor;

(iii)
Subject to Section 7(a)(v) and Section 7(b) below, each Common Share issued and outstanding immediately prior to the Effective Time (other than shares to be canceled in accordance with paragraph (ii) above) shall be converted into the right to receive the Merger Consideration. All such Common Shares, when so converted, shall no longer be issued and outstanding and shall automatically be canceled and shall cease to exist, and each holder of a certificate (or evidence of shares in book-entry form) that immediately prior to the Effective Time represented any such Common Shares shall cease to have any rights with respect thereto, except the right to receive the Merger Consideration;

(iv)
Each 8½% Preference Share issued and outstanding immediately prior to the Effective Time shall be converted into one Surviving Company Preference Share with the same rights, preferences and voting powers as the 8½% Preference Shares so that each holder of 8½% Preference Shares owns the same number of Surviving Company Preference Shares immediately after the Effective Time as such entity owned of 8½% Preference Shares immediately prior to the Effective Time; and

(v)
At the Effective Time, all Dissenting Shares shall automatically be canceled and, unless otherwise required by applicable Law, converted into the right to receive, in the case of Common Shares, the Merger Consideration or, in the case of the 8½% Preference Shares, the preferred shares of the Surviving Company, and any holder of Dissenting Shares shall, in the event that the fair value of a Dissenting Share as appraised by the Supreme Court of Bermuda under Section 106(6) of the Companies Act is greater than, in the case of Common Shares, the Merger Consideration or, in the case of the 8½% Preference Shares, the value of their preference shares in the Surviving Company, be entitled to receive such difference from the Surviving Company by payment made within one month after such Appraised Fair Value is finally determined pursuant to such appraisal procedure.

(b)	Effective as of immediately prior to the Effective Time, by virtue of the Merger and without any action on the part of any holder of Company PSUs or Company RSUs, as applicable:
(i)	each then outstanding Company PSU shall become fully vested on the basis of assuming, in all cases,

the achievement in full of the applicable performance metrics at the target level of performance and be canceled in exchange for the right of the holder thereof to receive the PSU Merger Consideration; and
(ii)	each then outstanding Company RSU shall become fully vested and be canceled in exchange for the right of the holder thereof to receive the RSU Merger Consideration.
8. EXECUTION IN COUNTERPARTS
This Agreement may be executed in counterparts each of which when executed and delivered shall constitute an original but all such counterparts together shall constitute one and the same instrument.
9. NOTICES
All notices, requests and other communications to any party hereunder shall be in writing and shall be deemed given if delivered personally, facsimiled (which is confirmed), emailed (which is confirmed) or sent by overnight courier (providing proof of delivery) to the parties at the following addresses:
IF TO MERGER SUB OR PARENT, TO:
Arch Capital Group Ltd.
Waterloo House, Ground Floor
100 Pitts Bay Road
Pembroke HM 08, Bermuda
Email: LPetrillo@archcapservices.com
Attention: Louis Petrillo

with a copy (which shall not constitute notice) to:

Cahill Gordon & Reindel LLP
32 Old Slip
New York, New York 10005
Email: kpetillo-decossard@cahill.com
Attention: Kimberly C. Petillo-Décossard
IF TO COMPANY, TO:
Watford Holdings Ltd.
Waterloo House, 1st Floor
100 Pitts Bay Road
Pembroke HM 08, Bermuda
Email: lbr@watfordholdings.com
Attention: Laurence Richardson

with a copy (which shall not constitute notice) to:

Clifford Chance US LLP
31 West 52nd Street, 3rd Floor
New York, New York 10019
Facsimile: (212) 878-8375
Email: gary.boss@cliffordchance.com
john.healy@cliffordchance.com
Attention: Gary Boss
John A. Healy
or such other address, email address or facsimile number as such party may hereafter specify by like notice to the other parties hereto. All such notices, requests and other communications shall be deemed received on the date of actual receipt by the recipient thereof if received prior to 5:00 p.m. local time in the place of receipt and such day is a Business Day in the place of receipt. Otherwise, any such notice, request or communication shall be deemed not to have been received until the next succeeding Business Day in the place of receipt.

10. GOVERNING LAW
This Agreement shall be governed by and construed in accordance with the laws of Bermuda and the parties hereto submit to the exclusive jurisdiction of the courts of Bermuda.
Signature Page Follows

IN WITNESS WHEREOF the parties hereto have executed this Agreement the day and year first written above.
SIGNED for and on behalf of
ARCH CAPITAL GROUP LTD.
By:
Name:
Title:
Witnessed:
By:
SIGNED for and on behalf of
GREYSBRIDGE LTD.
By:
Name:
Title:
Witnessed:
By:
SIGNED for and on behalf of
WATFORD HOLDINGS LTD.
By:
Name:
Title:
Witnessed:
By:

AMENDMENT NO. 1
TO AGREEMENT AND PLAN OF MERGER
This Amendment No. 1 to Agreement and Plan of Merger (this “Amendment”) dated November 2, 2020, by and among WATFORD HOLDINGS LTD., a Bermuda exempted company limited by shares (the “Company”), ARCH CAPITAL GROUP LTD., a Bermuda exempted company limited by shares (“Parent”), and GREYSBRIDGE LTD., a Bermuda exempted Company limited by shares and a wholly owned subsidiary of Parent (“Merger Sub”), amends that certain Agreement and Plan of Merger, dated as of October 9, 2020, by and between the parties to this Amendment (the “Merger Agreement”). Capitalized terms used but not defined in this Amendment have the meanings given to such terms in the Merger Agreement, and all references to Sections herein are references to Sections of the Merger Agreement, unless otherwise noted.
WHEREAS, in accordance with Section 8.04 of the Merger Agreement, the parties desire to amend the Merger Agreement as set forth herein.
NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties, intending to be legally bound, agree as follows:
1.	Amendments.
(a)	Clause (c) of Section 2.01 shall be amended by replacing “$31.10” with “$35.00” in the first sentence thereof.
(b)	The second sentence of Section 4.09 is hereby deleted in its entirety and restated as follows:
“Other than the Voting and Support Agreement and the Enstar Voting and Support Agreement, there are no voting trusts or other agreements, arrangements or understandings to which Parent, any Affiliate of Parent or any of the Parent Subsidiaries is a party with respect to the voting of any share capital or other equity interests of the Company or any of the Company Subsidiaries, nor are there any agreements, arrangements or understandings to which Parent, any Affiliate of Parent or any of the Parent Subsidiaries is a party with respect to the acquisition, divestiture, retention, purchase, sale or tendering of the share capital or other equity interest of the Company or any of the Company Subsidiaries.”
(c)	Clause (b) of Section 6.13 is hereby amended by replacing all references to “$220 million” with “$190 million”.
(d)	Clause (d) of Section 7.03 is hereby amended by replacing the reference to “$238 million” with “$208 million”.
(e)	Clause (a) of Section 8.03 is hereby amended by replacing the reference to “$18,660,000” with “$28,100,000”.
(f)	Section 9.03 is hereby amended to add the following definition in alphabetical order:
““Enstar Voting and Support Agreement” means that certain Voting and Support Agreement, by and between Enstar Group Limited (“Enstar”), Cavello Bay Reinsurance Limited (“Cavello”, and together with Enstar, the “Enstar Parties”), the Company and Parent, pursuant to which the Enstar Parties have agreed, among other things, to vote all of their Common Shares in favor of the adoption and approval of this Agreement and the Statutory Merger Agreement and the transactions contemplated hereby and thereby, including the Merger, at the Company Shareholders Meeting, on the terms and subject to the conditions set forth in such Voting and Support Agreement.”
(g)	All references to the Company Disclosure Letter shall be references to the Amended and Restated Company Disclosure Letter delivered concurrently with the execution of this Amendment.
2.
Severability. If any term or provision of this Amendment is invalid, illegal or unenforceable in any jurisdiction, such invalidity, illegality or unenforceability shall not affect any other term or provision of this Amendment or invalidate or render unenforceable such term or provision in any other jurisdiction. Upon such determination that any term or other provision is invalid, illegal or unenforceable, the parties hereto shall negotiate in good faith to modify this Amendment so as to effect the original intent of the parties as closely as possible in a mutually acceptable manner in order that the Transaction be consummated as originally contemplated to the greatest extent possible.

[Signature Page to Agreement and Plan of Merger]

3.
Effect of this Amendment. To the extent anything in this Amendment conflicts with the Merger Agreement, this Amendment shall control. Otherwise, the Merger Agreement, as amended by this Amendment, remains in full force and effect.

4.
GOVERNING LAW. THIS AMENDMENT, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE AND ANY ACTION (WHETHER IN CONTRACT, TORT, EQUITY OR OTHERWISE) DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT OR THE NEGOTIATION, ADMINISTRATION, PERFORMANCE AND ENFORCEMENT HEREOF, SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF DELAWARE, REGARDLESS OF THE LAWS THAT MIGHT OTHERWISE GOVERN UNDER ANY APPLICABLE PRINCIPLES OF CHOICE OR CONFLICTS OF LAWS OF THE STATE OF DELAWARE, EXCEPT TO THE EXTENT THE PROVISIONS OF THE LAWS OF BERMUDA ARE MANDATORILY APPLICABLE TO THE MERGER.

5.
Counterparts. This Amendment may be executed in one or more counterparts, including by facsimile or by email with .pdf attachments, all of which shall be considered one and the same agreement, and shall become effective when one or more counterparts have been signed by each of the parties and delivered to the other parties.

[Remainder of page intentionally left blank]

IN WITNESS WHEREOF, the Company, Parent and Merger Sub have duly executed this Amendment, all as of the date first written above.
WATFORD HOLDINGS LTD.
By:	/s/ Jon Levy
Name: Jon Levy
Title: Chief Executive Officer
[Signature Page to Amendment No. 1 to Agreement and Plan of Merger]

ARCH CAPITAL GROUP LTD.
By:	/s/ François Morin
Name: François Morin
Title: EVP, CFO

GREYSBRIDGE LTD.
By:	/s/ François Morin
Name: François Morin
Title: Director
[Signature Page to Amendment No. 1 to Agreement and Plan of Merger]

Annex B
VOTING AND SUPPORT AGREEMENT
VOTING AND SUPPORT AGREEMENT, dated as of October 9, 2020 (this “Agreement”) is made and entered into by and between WATFORD HOLDINGS LTD., a Bermuda exempted company (the “Company”), and THE UNDERSIGNED SHAREHOLDERS (each a “Shareholder,” and collectively, “Arch”) of the Company. Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Merger Agreement (as defined below).
RECITALS
WHEREAS, concurrently with the execution of this Agreement, the Company, Arch Capital Group Ltd., a Bermuda exempted company limited by shares (“Parent”), and Greysbridge Ltd., a Bermuda exempted company limited by shares and a wholly owned subsidiary of Parent (“Merger Sub”), have entered into that certain Agreement and Plan of Merger (as it may be amended from time to time, the “Merger Agreement”), pursuant to which, among other things, Merger Sub will be merged with and into the Company (the “Merger”), with the Company continuing as the surviving company as a wholly owned subsidiary of Parent.
WHEREAS, as of the date hereof, each Shareholder is the record or beneficial owner of the number and type of equity interests of the Company (“Shares”) set forth on Schedule A hereto (with respect to each Shareholder, the shares listed on Schedule A (as it may be amended pursuant to Section 5 of this Agreement), together with any additional Shares or other voting securities of the Company which such Shareholder owns of record or beneficially as of the date hereof or of which such Shareholder acquires after the date hereof record or beneficial ownership, including by purchase, as a result of a share dividend, share split, recapitalization, combination, reclassification, redesignation or exchange, upon exercise or conversion of any options, warrants or other securities, or otherwise, “Covered Shares”);
WHEREAS, as a condition and inducement to the Company’s willingness to enter into the Merger Agreement and to proceed with the transactions contemplated thereby, including the Merger, the Company and Arch are entering into this Agreement; and
NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements herein contained, and intending to be legally bound hereby, the Company and Arch hereby agree as follows:
AGREEMENT
1. Agreement to Vote. From the date hereof until the earlier of the Termination Date (as defined below) or the receipt of the Company Shareholder Approval, Arch irrevocably and unconditionally agrees that it shall at any meeting of the shareholders of the Company (whether annual, special or otherwise and whether or not an adjourned or postponed meeting), however called, or in connection with any written consent of shareholders of the Company, however proposed: (a) when a meeting is held, appear at such meeting or otherwise cause its Covered Shares that are owned by Arch as of the date of such meeting to be counted as present thereat for the purpose of establishing a quorum, and when a written consent is proposed, respond to each request by the Company for written consent, and (b) vote or consent, or cause to be voted at such meeting or cause such consent to be granted with respect to, all Covered Shares that are owned by Arch as of the date of such meeting or consent (i) in favor of the Merger and the adoption of the Merger Agreement and the Statutory Merger Agreement (each as they may be amended from time to time), and in favor of each of the other transactions contemplated by the Merger Agreement and the Statutory Merger Agreement of which approval of the Company’s shareholders is solicited, and (ii) against (A) any proposal for any recapitalization, reorganization, liquidation, dissolution, amalgamation, merger, sale of assets or other business combination between or involving the Company and any other Person that would reasonably be expected to impede, interfere with, delay or postpone or adversely affect in any material respect the Merger or any other transactions contemplated by the Merger Agreement, the Statutory Merger Agreement or this Agreement, (B) any other action that would be reasonably likely to result in any conditions to the consummation of the Merger under the Merger Agreement not being fulfilled, (C) any amendment or other change to the Company Memorandum of Association or Company Bye-laws that would reasonably be expected to impede, interfere with, delay, postpone or adversely affect in any material respect the Merger or any of the other transactions contemplated by the Merger Agreement, the Statutory Merger Agreement or this Agreement, and (D) any other material change in the Company’s corporate structure or business that would reasonably be expected to impede, interfere with, delay or postpone or adversely affect in any material respect the Merger or any of the other transactions contemplated by the Merger Agreement or the Statutory Merger Agreement.
2. No Inconsistent Agreements. Arch hereby represents, covenants and agrees that, except as contemplated by this Agreement, Arch (a) has not entered into, and shall not enter into at any time prior to the Termination Date, any voting agreement, voting trust or other agreement that directly or indirectly addresses voting with respect to any Covered Shares and (b) has not granted, and shall not grant at any time prior to the Termination Date, a proxy or power of attorney with respect to any Covered Shares, in either case, which is inconsistent with Arch’s obligations pursuant to this Agreement.
3. Termination. This Agreement shall terminate upon the earliest of (a) the Closing, (b) the date that the Merger Agreement is terminated, (c) an Adverse Recommendation Change and (d) the delivery of written notice of termination of this Agreement by the Company to Arch (such earliest date, the “Termination Date”); provided, that the provisions set forth in Sections 10 and 12 through 24 shall survive the termination of this Agreement; provided further, that any liability incurred by any party hereto as a result of a breach of a term or condition of this Agreement prior to such termination shall survive the termination of this Agreement.
4. Representations and Warranties of Arch. Arch hereby represents and warrants to the Company as follows:
(a) Schedule A lists all shares and other equity interests owned of record or beneficially by Arch in the Company as of the date hereof. Schedule A lists all options, warrants and other securities convertible into or exercisable or exchangeable for shares and other equity interests in the Company owned of record or beneficially by Arch as of the date hereof. Except as set forth on Schedule A, as of the date hereof, Arch does not own of record or beneficially any voting securities or other equity securities in the Company or any securities convertible into or exercisable or exchangeable for any such voting securities or other equity securities. Arch does not own of record any shares which are beneficially owned by a third Person.
(b) Arch is the record or beneficial owner of, and has good and valid title to, all Covered Shares as of the date hereof, free and clear of all liens, pledges, restrictions and other encumbrances (a “Lien”), other than (i) as created by this Agreement, (ii) as created by any applicable securities Laws, (iii) under the Company Memorandum of Association or Company Bye-Laws or (iv) as would not impair Arch’s ability to perform its obligations under this Agreement. Arch has sole voting power, sole power of disposition and sole power to agree to all of the matters set forth in this Agreement, in each case with respect to all of such Covered Shares, with no limitations, qualifications or restrictions on such rights. Such Covered Shares are not subject to any voting trust agreement or other contract to which Arch is a party restricting or otherwise relating to the voting or sale (constructive or otherwise), transfer, pledge, hypothecation, grant, gift, encumbrance, assignment or other disposal (collectively, “Transfer”) of such Covered Shares. Arch has not appointed or granted any proxy or power of attorney that is still in effect with respect to such Covered Shares, except as contemplated by this Agreement.
(c) Arch has full legal power and capacity to execute and deliver this Agreement and to perform the Shareholders’ obligations hereunder. This Agreement has been duly and validly executed and delivered by Arch and, assuming due authorization, execution and delivery by the Company, constitutes a legal, valid and binding obligation of Arch, enforceable against Arch in accordance with its terms, except as enforcement may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ rights generally and by general principles of equity (regardless of whether considered in a proceeding in equity or at law).
(d) Except for the applicable requirements of the Exchange Act, (i) no filing with, and no permit, authorization, consent or approval of, any governmental entity is necessary on the part of Arch for the execution, delivery and performance of this Agreement by Arch or the consummation by Arch of the transactions contemplated hereby and (ii) none of the execution, delivery or performance of this Agreement by Arch or the consummation by Arch of the transactions contemplated hereby or compliance by Arch with any of the provisions hereof shall (A) result in any breach or violation of, or constitute a default (or an event which, with notice or lapse of time or both, would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, or result in the creation of a Lien on any property or asset of Arch pursuant to, any contract to which Arch is a party or by which Arch or any property or asset of Arch is bound or affected or (B) violate any order, writ, injunction, decree, statute, law, rule or regulation applicable to Arch or any of Arch’s properties or assets except, in the case of clause (A) or (B), for breaches, violations or defaults that would not, individually or in the aggregate, materially impair the ability of Arch to perform its obligations hereunder on a timely basis.
(e) There is no action, suit, claim, arbitration, investigation, complaint, inquiry or other proceeding pending against Arch or, to the actual knowledge of Arch, any other Person or, to the actual knowledge of Arch, threatened against Arch that restricts or prohibits (or, if successful, would restrict or prohibit) the exercise by the Company of its rights under this
(f) Agreement or the performance by Arch of its obligations under this Agreement on a timely basis.
(g) Arch understands and acknowledges that the Company is entering into the Merger Agreement in reliance upon Arch’s execution and delivery of this Agreement and the representations and warranties and covenants of Arch contained herein and would not enter into the Merger Agreement if Arch did not enter into this Agreement.
5. Certain Covenants of Arch. Arch hereby covenants and agrees as follows:
(a) Except as contemplated hereby and until the earliest of the Termination Date or the receipt of the Company Shareholder Approval, Arch shall not (i) tender any Covered Shares into any tender or exchange offer, (ii) Transfer or enter into any contract with respect to the Transfer of any of the Covered Shares or beneficial ownership or voting power thereof or therein (including by operation of law), (iii) grant any proxies or powers of attorney, deposit any Covered Shares into a voting trust or enter into a voting agreement with respect to any Covered Shares that is inconsistent with this Agreement or (iv) take any action that would make any representation or warranty of Arch contained herein untrue or incorrect in any material respect or have the effect of preventing or disabling Arch from performing its obligations under this Agreement in any material respect. Any Transfer in violation of this Section 5(a) shall be void.
(b) In the event that Arch acquires record or beneficial ownership of, or the power to vote or direct the voting of, any additional Shares or other voting interests with respect to the Company, such Shares or voting interests shall, without further action of the parties, be deemed Covered Shares and subject to the provisions of this Agreement, and the number of Shares held by Arch set forth on Schedule A hereto will be deemed amended accordingly and such Shares or voting interests shall automatically become subject to the terms of this Agreement. Arch shall promptly notify the Company of any such event.
6. Arch Capacity. Notwithstanding any provision of this Agreement to the contrary, nothing in this Agreement shall limit or restrict Arch (or a designee of Arch) from acting in his capacity as a director of the Company or fulfilling the obligations of such office, including by acting or voting in his capacity as a director of the Company, in Arch’s (or Arch’s designee’s) sole discretion on any matter, including causing the Company to exercise rights under the Merger Agreement (in accordance with the terms thereof), and no such actions or omissions shall be deemed a breach of this Agreement (it being understood that this Agreement shall apply to Arch solely in Arch’s capacity as Shareholders of the Company), including with respect to Section 6.01 of the Merger Agreement. In this regard, Arch shall not be deemed to make any agreement or understanding in this Agreement in Arch’s capacity as a director or officer of the Company, including with respect to Section 6.01 of the Merger Agreement.
7. No Ownership Interest. Nothing contained in this Agreement shall be deemed to vest in the Company any direct or indirect ownership or incidence of ownership of or with respect to any Covered Shares. All ownership and economic benefits of and relating to the Covered Shares shall remain vested in and belong to Arch, and, except as otherwise provided herein, the Company shall have no authority to direct Arch in the voting or disposition of any Covered Shares.
8. Disclosure. Each party hereto hereby authorizes the Company to publish and disclose in any announcement or disclosure Arch’s identity and ownership of the Covered Shares and the nature of Arch’s obligations under this Agreement, and to disclose a copy of this Agreement, in each case, to the extent required by applicable Law.
9. Merger Agreement. Arch hereby acknowledges receipt of, and has had an opportunity to read and understand, the Merger Agreement (including any exhibits and schedules thereto).

10. Expenses. Except as otherwise expressly provided herein, Arch, on the one hand, and the Company, on the other hand, shall pay all of their own expenses (including attorneys’ and accountants’ fees and expenses) in connection with the negotiation of this Agreement, the performance of their respective obligations hereunder and the consummation of the transactions contemplated by this Agreement.
11. Further Assurances. From time to time, at the request of the other parties hereto and without further consideration, each party hereto shall take such further action as may reasonably be deemed by any of the other parties hereto to be necessary or desirable to consummate and make effective the transactions contemplated by this Agreement.
12. Amendment or Supplement. This Agreement may not be amended, modified or supplemented in any manner, whether by course of conduct or otherwise, except by an instrument in writing specifically designated as an amendment hereto, signed on behalf of each party hereto.
13. Waiver. No failure or delay of any party in exercising any right or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such right or power, or any course of conduct, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the parties hereunder are cumulative and are not exclusive of any rights or remedies which they would otherwise have hereunder. Any agreement on the part of a party to any such waiver shall be valid only if set forth in a written instrument executed and delivered by such party or by a duly authorized officer on behalf of such party.
14. Interpretation. When a reference is made in this Agreement to an Article, a Section or an Exhibit, such reference shall be to an Article, a Section or an Exhibit of or to this Agreement unless otherwise indicated. The table of contents, index of defined terms and headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. Any capitalized term used in any Exhibit but not otherwise defined therein shall have the meaning assigned to such term in this Agreement. Whenever the words “include,” “includes” or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation.” The words “hereof,” “hereto,” “hereby,” “herein” and “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement. The term “or” is not exclusive. The word “extent” in the phrase “to the extent” shall mean the degree to which a subject or other thing extends, and such phrase shall not mean simply “if.” The definitions contained in this Agreement are applicable to the singular as well as the plural forms of such terms. All pronouns and any variations thereof refer to the masculine, feminine or neuter as the context may require. Any agreement, instrument or Law defined or referred to herein means such agreement, instrument or Law as from time to time amended, modified or supplemented, unless otherwise specifically indicated. References to a Person are also to its permitted successors and assigns. Unless otherwise specifically indicated, all references to “$” will be deemed references to the lawful money of the United States of America. The parties hereto have participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or a question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties hereto, and no presumption or burden of proof shall arise favoring or disfavoring by virtue of the authorship of any provisions of this Agreement.
15. Notices. All notices, requests, claims, demands and other communications under this Agreement shall be in writing and shall be deemed duly given (a) on the date of delivery if delivered personally; (b) on the date sent if sent by facsimile or electronic mail (provided, however, that notice given by facsimile or email shall not be effective unless either (i) a duplicate copy of such facsimile or email notice is promptly given by one of the other methods described in this Section 15 or (ii) the receiving party delivers a written confirmation of receipt of such notice either by facsimile or email or any other method described in this Section 15; (c) on the first Business Day following the date of dispatch if delivered utilizing a next-day service by a recognized next- day courier; or (d) on the earlier of confirmed receipt or the fifth Business Day following the date of mailing if delivered by registered or certified mail, return receipt requested, postage prepaid. All notices hereunder shall be delivered to the addresses set forth below, or pursuant to such other instructions as may be designated in writing by the party to receive such notice:
(i)	If to Arch:
Arch Capital Group Ltd.
Waterloo House, Ground Floor
100 Pitts Bay Road

Pembroke HM 08, Bermuda
Email: LPetrillo@archcapservices.com
Attention: Louis Petrillo
with copies to (which shall not constitute notice):
Cahill Gordon & Reindel LLP
32 Old Slip
New York, New York 10005
Email: kpetillo-decossard@cahill.com
Attention: Kimberly C. Petillo-Décossard
(ii)	If to the Company:
Watford Holdings Ltd.
Waterloo House, 1st Floor
100 Pitts Bay Road
Pembroke HM 08, Bermuda
Email: lbr@watfordholdings.com
Attention: Laurence Richardson
with copies to (which shall not constitute notice):
Clifford Chance US LLP
31 West 52nd Street, 3rd Floor
New York, New York 10019
Email: gary.boss@cliffordchance.com
john.healy@cliffordchance.com
Attention: Gary Boss
John A. Healy
16. Entire Agreement. This Agreement and the Merger Agreement (including the Exhibits, Company Disclosure Letter and Parent Disclosure Letter thereto) constitute the entire agreement, and supersede all prior written agreements, arrangements, communications and understandings and all prior and contemporaneous oral agreements, arrangements, communications and understandings between the parties with respect to the subject matter hereof.
17. No Third-Party Beneficiaries. Nothing in this Agreement, express or implied, is intended to or shall confer upon any Person other than the parties and their respective successors and permitted assigns any legal or equitable right, benefit, claim or remedy of any nature under or by reason of this Agreement.
18. Non-Recourse. This Agreement may only be enforced against, and any claim or cause of action based upon, arising out of or related to this Agreement may only be brought against, the Persons that are expressly named as parties to this Agreement. Except to the extent named as a party to this Agreement, and then only to the extent of the specific obligations of such parties set forth in this Agreement, no past, present or future shareholder, member, partner, manager, director, officer, employee, Affiliate, agent or representative of any party to this Agreement will have any Liability (whether in contract, tort, equity or otherwise) for any of the representations, warranties, covenants, agreements or other obligations or Liabilities of any of the parties to this Agreement or for any claim based upon, arising out of or related to this Agreement.
19. Governing Law. THIS AGREEMENT, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE AND ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER IN CONTRACT, TORT, EQUITY OR OTHERWISE) DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT OR THE NEGOTIATION, ADMINISTRATION, PERFORMANCE AND ENFORCEMENT HEREOF, SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF DELAWARE, REGARDLESS OF THE LAWS THAT MIGHT OTHERWISE GOVERN UNDER ANY APPLICABLE PRINCIPLES OF CHOICE OR CONFLICTS OF LAWS OF THE STATE OF DELAWARE, EXCEPT TO THE EXTENT THE PROVISIONS OF THE LAWS OF BERMUDA ARE MANDATORILY APPLICABLE TO THE MERGER.

20. Specific Enforcement; Jurisdiction; Venue. The parties acknowledge and agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached, and that monetary damages, even if available, would not be an adequate remedy therefor. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent breaches or threatened breaches of this Agreement and to enforce specifically the performance of the terms and provisions of this Agreement, including failing to take such actions as are required of them hereunder to consummate the transactions contemplated hereby. It is agreed that the parties are entitled to enforce specifically the performance of terms and provisions of this Agreement in any court referred to below, without proof of actual damages (and each party hereby waives any requirement for the securing or posting of any bond in connection with such remedy), this being in addition to any other remedy to which they are entitled at law or in equity. The parties further agree not to assert that a remedy of specific enforcement is unenforceable, invalid, contrary to Law or inequitable for any reason, nor to assert that a remedy of monetary damages would provide an adequate remedy for any such breach. In addition, each of the parties hereto irrevocably agrees that any legal action or proceeding arising out of or relating to this Agreement brought by any party or its Affiliates against any other party or its Affiliates shall be brought and determined in the Court of Chancery of the State of Delaware; provided, that if jurisdiction is not then available in the Court of Chancery of the State of Delaware, then any such legal action or proceeding may be brought in any federal court located in the State of Delaware or any other Delaware state court, in each case, except to the extent that any such proceeding mandatorily must be brought in Bermuda. Each of the parties hereby irrevocably submits to the jurisdiction of the aforesaid courts for itself and with respect to its property, generally and unconditionally, with regard to any such action or proceeding arising out of or relating to this Agreement and the transactions contemplated hereby. Each of the parties agrees not to commence any action, suit or proceeding relating thereto except in the courts described above in Delaware, other than actions in any court of competent jurisdiction to enforce any judgment, decree or award rendered by any such court in Delaware as described herein. Each of the parties further agrees that notice as provided herein shall constitute sufficient service of process and the parties further waive any argument that such service is insufficient. Each of the parties hereby irrevocably and unconditionally waives, and agrees not to assert, by way of motion or as a defense, counterclaim or otherwise, in any action or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby, (a) any claim that it is not personally subject to the jurisdiction of the courts in Delaware as described herein for any reason, (b) that it or its property is exempt or immune from jurisdiction of any such court or from any legal process commenced in such courts (whether through service of notice, attachment prior to judgment, attachment in aid of execution of judgment, execution of judgment or otherwise) and (c) that (i) the suit, action or proceeding in any such court is brought in an inconvenient forum, (ii) the venue of such suit, action or proceeding is improper or (iii) this Agreement, or the subject matter hereof, may not be enforced in or by such courts.
21. Assignment; Successors. Neither this Agreement nor any of the rights, interests or obligations under this Agreement may be assigned or delegated, in whole or in part, by operation of law or otherwise, by either party without the prior written consent of the other party, and any such assignment without such prior written consent shall be null and void; provided, that, notwithstanding anything herein to the contrary, Arch shall be permitted to transfer the Covered Shares to Parent, so long as Parent agrees to be bound to the terms of this Agreement. Subject to the preceding sentence, this Agreement will be binding upon, inure to the benefit of, and be enforceable by, the parties and their respective successors and assigns.
22. Severability. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule or Law, or public policy, (a) such term or other provision shall be fully separable, (b) this Agreement shall be construed and enforced as if such invalid, illegal or unenforceable provision had never comprised a part hereof, and (c) all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as either the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party or such party waives its rights under this Section 22 with respect thereto. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner to the end that the transactions contemplated hereby are fulfilled to the extent possible.
23. Waiver of Jury Trial. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY SUIT, ACTION OR OTHER PROCEEDING ARISING OUT OF THIS AGREEMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT. EACH PARTY HERETO (A) CERTIFIES THAT

NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH PARTY WOULD NOT, IN THE EVENT OF ANY ACTION, SUIT OR PROCEEDING, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVER AND CERTIFICATIONS IN THIS SECTION 23.
24. Counterparts. This Agreement may be executed in one or more counterparts, including by facsimile or by email with .pdf attachments, all of which shall be considered one and the same agreement, and shall become effective when one or more counterparts have been signed by each of the parties and delivered to the other parties.
25. Affiliates. Arch hereby covenants and agrees that it shall cause each of its Affiliates to comply with this Agreement as if each such Affiliate was itself a party to this Agreement.
[The remainder of this page is intentionally left blank; signature page follows.]

IN WITNESS WHEREOF, the Company and Arch have caused to be executed or executed this Agreement as of the date first written above.
WATFORD HOLDINGS LTD.

By:	/s/ Jon Levy
Name: Jon Levy
Title: Chief Executive Officer
[Voting and Support Agreement]

ARCH REINSURANCE LTD

By:	/s/ Maamoun Rajeh
Name: Maamoun Rajeh
Title: Director
GULF REINSURANCE LTD
By:	/s/ Roderick Romeo
Name: Roderick Romeo
Title: Director
[Voting and Support Agreement]

SCHEDULE A
Arch Reinsurance Ltd. owns 2,500,000 common shares, par value $0.01 per share.
Gulf Reinsurance Ltd.owns 141,985 preference shares, of the Company.
B-Sch. A-1

Annex C
VOTING AND SUPPORT AGREEMENT
VOTING AND SUPPORT AGREEMENT, dated as of November 2, 2020 (this “Agreement”), is made and entered into by and among ARCH CAPITAL GROUP LTD., a Bermuda exempted company limited by shares (the “Parent”), ENSTAR GROUP LIMITED (“Enstar”), CAVELLO BAY REINSURANCE LIMITED, a wholly owned subsidiary of Enstar (“Cavello Bay”), and WATFORD HOLDINGS LTD. (the “Company”). Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Merger Agreement (as defined below).
RECITALS
WHEREAS, on October 9, 2020, the Company, Parent and Greysbridge Ltd., a Bermuda exempted company limited by shares and a wholly owned subsidiary of Parent (“Merger Sub”), entered into that certain Agreement and Plan of Merger (as it may be amended from time to time, including the Amendment (defined below), the “Merger Agreement”), pursuant to which, among other things, Merger Sub will be merged with and into the Company (the “Merger”), with the Company continuing as the surviving company as a wholly owned subsidiary of Parent.
WHEREAS, as of the date hereof, Cavello Bay is the record or beneficial owner of the number and type of equity interests of the Company (“Shares”) set forth on Schedule A hereto (the shares listed on Schedule A (as it may be amended pursuant to Section 5 of this Agreement), together with any additional Shares or other voting securities of the Company which Enstar or Cavello Bay owns of record or beneficially as of the date hereof or of which Enstar or Cavello Bay acquires after the date hereof record or beneficial ownership, including by purchase, as a result of a share dividend, share split, recapitalization, combination, reclassification, redesignation or exchange, upon exercise or conversion of any options, warrants or other securities, or otherwise, “Covered Shares”);
WHEREAS, as a condition and inducement to Parent’s and the Company’s willingness to enter into that certain Amendment No. 1 to Agreement and Plan of Merger (the “Amendment”) contemporaneously with this Agreement and to proceed with the transactions contemplated thereby and under the Merger Agreement, including the Merger, Parent, the Company, Cavello Bay and Enstar are entering into this Agreement; and
WHEREAS, as a condition and inducement to Enstar’s and Cavello Bay’s willingness to enter into this Agreement, and to proceed with the transactions contemplated hereby, Parent and the Company are entering into the Amendment.
NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements herein contained, and intending to be legally bound hereby, Parent, the Company, Enstar and Cavello Bay hereby agree as follows:
AGREEMENT
1. Agreement to Vote. From the date hereof until the earlier of the Termination Date (as defined below) or the receipt of the Company Shareholder Approval, Enstar irrevocably and unconditionally agrees that it shall at any meeting of the shareholders of the Company (whether annual, special or otherwise and whether or not an adjourned or postponed meeting), however called, or in connection with any written consent of shareholders of the Company, however proposed: (a) when a meeting is held, appear at such meeting or otherwise cause the Covered Shares as of the date of such meeting to be counted as present thereat for the purpose of establishing a quorum, and when a written consent is proposed, respond to each request by the Company for written consent, and (b) vote or consent, or cause to be voted at such meeting or cause such consent to be granted with respect to, all Covered Shares as of the date of such meeting or consent (i) in favor of the Merger and the adoption of the Merger Agreement and the Statutory Merger Agreement (each as they may be amended from time to time), and in favor of each of the other transactions contemplated by the Merger Agreement and the Statutory Merger Agreement of which approval of the Company’s shareholders is solicited, and (ii) against (A) any proposal for any recapitalization, reorganization, liquidation, dissolution, amalgamation, merger, sale of assets or other business combination between or involving the Company and any other Person that would reasonably be expected to impede, interfere with, delay or postpone or adversely affect in any material respect the Merger or any other transactions contemplated by the Merger Agreement, the Statutory Merger Agreement or this Agreement, (B) any other action that would be reasonably likely to result in any conditions to the consummation of the Merger under the Merger Agreement not being fulfilled, (C) any amendment or other change to the Company Memorandum of Association or Company Bye-laws that would reasonably be expected to impede, interfere with, delay, postpone or adversely affect in any material respect the Merger or any of the other transactions contemplated by the Merger Agreement, the Statutory Merger Agreement or this Agreement, and (D) any other material change in the Company’s corporate structure or business that would reasonably be expected to impede, interfere with, delay or postpone or adversely affect in any material respect the Merger or any of the other transactions contemplated by the Merger Agreement or the Statutory Merger Agreement.
2. No Inconsistent Agreements. Enstar hereby represents, covenants and agrees that, except as contemplated by this Agreement, each of Enstar and Cavello Bay (a) has not entered into, and shall not enter into at any time prior to the Termination Date, any voting agreement, voting trust or other agreement that directly or indirectly addresses voting with respect to any Covered Shares and (b) has not granted, and shall not grant at any time prior to the Termination Date, a proxy or power of attorney with respect to any Covered Shares, in either case, which is inconsistent with Enstar’s or Cavello Bay’s obligations pursuant to this Agreement.
3. Termination. This Agreement shall terminate upon the earliest of (a) the Closing, (b) the date that the Merger Agreement is terminated, (c) the delivery of written notice of termination of this Agreement by Parent to Enstar and Cavello Bay and (d) the entry into or effectiveness of any amendment, modification or waiver of any provision of the Merger Agreement (including the Schedules and Exhibits thereto and the Company Disclosure Letter and the Parent Disclosure Letter) that (i) reduces the amount or changes the form of the Merger Consideration (other than adjustments in accordance with the terms of the Merger Agreement) in a manner adverse to shareholders of the Company, (ii) extends the End Date, or (iii) imposes any material restrictions or additional material conditions on the consummation of the Merger or the payment of the Merger Consideration or otherwise in a manner adverse to shareholders of the Company (such earliest date, the “Termination Date”); provided, that the provisions set forth in Sections 11 and 13 through 25 shall survive the termination of this Agreement; provided further, that any liability incurred by any party hereto as a result of a breach of a term or condition of this Agreement prior to such termination shall survive the termination of this Agreement.
4. Representations and Warranties of Enstar. Enstar hereby represents and warrants to Parent and the Company as follows:
(a) Schedule A lists all shares and other equity interests owned of record or beneficially by Enstar or Cavello Bay in the Company as of the date hereof. Schedule A lists all options, warrants and other securities convertible into or exercisable or exchangeable for shares and other equity interests in the Company owned of record or beneficially by Enstar or Cavello Bay as of the date hereof. Except as set forth on Schedule A, as of the date hereof, neither Enstar nor Cavello Bay owns of record or beneficially any voting securities or other equity securities in the Company or any securities convertible into or exercisable or exchangeable for any such voting securities or other equity securities. Neither Enstar nor Cavello Bay owns of record any shares which are beneficially owned by a third Person, except for any beneficial ownership interest of Enstar in the Covered Shares owned by Cavello Bay.
(b) Cavello Bay is a wholly owned subsidiary of Enstar and the record or beneficial owner of, and has good and valid title to, all Covered Shares as of the date hereof, free and clear of all liens, pledges, restrictions and other encumbrances (a “Lien”), other than (i) as created by this Agreement, (ii) as created by any applicable securities Laws, (iii) under the Company Memorandum of Association or Company Bye-Laws or (iv) as would not impair Enstar’s or Cavello Bay’s ability to perform its obligations under this Agreement. Cavello Bay has sole voting power, sole power of disposition and sole power to agree to all of the matters set forth in this Agreement, in each case with respect to all of such Covered Shares, with no limitations, qualifications or restrictions on such rights. Such Covered Shares are not subject to any voting trust agreement or other contract to which either Enstar or Cavello Bay is a party restricting or otherwise relating to the voting or sale (constructive or otherwise), transfer, pledge, hypothecation, grant, gift, encumbrance, assignment or other disposal (collectively, “Transfer”) of such Covered Shares. Neither Enstar nor Cavello Bay has appointed or granted any proxy or power of attorney that is still in effect with respect to such Covered Shares, except as contemplated by this Agreement.
(c) Each of Enstar and Cavello Bay has full legal power and capacity to execute and deliver this Agreement and to perform its obligations hereunder. This Agreement has been duly and validly executed and delivered by Enstar and Cavello Bay and, assuming due authorization, execution and delivery by each other party hereto, constitutes a legal, valid and binding obligation of Enstar and Cavello Bay, enforceable against them in accordance with its terms, except as enforcement may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ rights generally and by general principles of equity (regardless of whether considered in a proceeding in equity or at law).
(d) Except for the applicable requirements of the Exchange Act, (i) no filing with, and no permit, authorization, consent or approval of, any governmental entity is necessary on the part of Enstar or Cavello Bay for the execution, delivery and performance of this Agreement by Enstar or Cavello Bay or the consummation by Enstar or Cavello Bay of the transactions contemplated hereby and (ii) none of the execution, delivery or performance of this Agreement by Enstar or Cavello Bay or the consummation by Enstar or Cavello Bay of the transactions contemplated hereby or compliance by Enstar or Cavello Bay with any of the provisions hereof shall (A) result in any breach or violation of, or constitute a default (or an event which, with notice or lapse of time or both, would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, or result in the creation of a Lien on any property or asset of Enstar or Cavello Bay pursuant to, any contract to which Enstar or Cavello Bay is a party or by which Enstar or Cavello Bay or any property or asset of Enstar or Cavello Bay is bound or affected or (B) violate any order, writ, injunction, decree, statute, law, rule or regulation applicable to Enstar or Cavello Bay or any of Enstar’s or Cavello Bay’s properties or assets except, in the case of clause (A) or (B), for breaches, violations or defaults that would not, individually or in the aggregate, materially impair the ability of Enstar or Cavello Bay to perform its obligations hereunder on a timely basis.
(e) There is no action, suit, claim, arbitration, investigation, complaint, inquiry or other proceeding pending against Enstar or Cavello Bay or, to the actual knowledge of Enstar, any other Person or, to the actual knowledge of Enstar, threatened against Enstar or Cavello Bay that restricts or prohibits (or, if successful, would restrict or prohibit) the exercise by Parent of its rights under this Agreement or the performance by Enstar or Cavello Bay of its obligations under this Agreement on a timely basis.
(f) Enstar understands and acknowledges that Parent is entering into the Amendment in reliance upon Enstar’s and Cavello Bay’s execution and delivery of this Agreement and the representations and warranties and covenants of Enstar contained herein and would not enter into the Amendment if Enstar and Cavello Bay did not enter into this Agreement.
5. Certain Covenants of Enstar. Enstar hereby covenants and agrees as follows:
(a) Except as contemplated hereby and until the earlier of the Termination Date or the receipt of the Company Shareholder Approval, Enstar shall not, and shall cause Cavello Bay to not, (i) tender any Covered Shares into any tender or exchange offer, (ii) except for an Exempt Transfer (as defined below), Transfer or enter into any contract with respect to the Transfer of any of the Covered Shares or beneficial ownership or voting power thereof or therein (including by operation of law), (iii) other than in connection with an Exempt Transfer, grant any proxies or powers of attorney, deposit any Covered Shares into a voting trust or enter into a voting agreement with respect to any Covered Shares that is inconsistent with this Agreement or (iv) take any action that would make any representation or warranty of Enstar contained herein untrue or incorrect in any material respect or have the effect of preventing or disabling Enstar from performing its obligations under this Agreement in any material respect. Any Transfer in violation of this Section 5(a) shall be void. As used herein, “Exempt Transfer” means any Transfer of Covered Shares to a controlled Affiliate of Enstar. In the event of any Exempt Transfer, Enstar shall take all necessary actions and cause such controlled Affiliate to take all necessary actions with respect to Covered Shares as contemplated by this Agreement.
(b) In the event that Enstar or Cavello Bay acquires record or beneficial ownership of, or the power to vote or direct the voting of, any additional Shares or other voting interests with respect to the Company, such Shares or voting interests shall, without further action of the parties, be deemed Covered Shares and subject to the provisions of this Agreement, and the number of Shares held by Enstar or Cavello Bay (as the case may be) set forth on Schedule A hereto will be deemed amended accordingly and such Shares or voting interests shall automatically become subject to the terms of this Agreement. Enstar shall promptly notify Parent of any such event.
(c) Enstar shall not, and shall cause each of Enstar’s Subsidiaries, and its and their officers, directors, managers and employees, and shall instruct its accountants, consultants, legal counsel, financial advisors and agents, strategic partners and other representatives (with respect to any Person, the foregoing Persons are referred to herein as such Person’s “Representatives”) of Enstar or Enstar’s Subsidiaries not to, directly or indirectly, (A) solicit, initiate, knowingly encourage or facilitate any Inquiry (it being understood and agreed that ministerial acts that are not otherwise prohibited by this Section 5(c) (such as answering unsolicited phone calls) shall not be deemed to “facilitate” for purposes of, or otherwise constitute a violation of, this Section 5(c)), (B) furnish non-public information regarding the Company or the Company Subsidiaries to any Person in connection with an Inquiry or an Alternative Proposal, (C) enter into, continue or maintain discussions or negotiations with any Person with respect to an Inquiry or an Alternative Proposal, (D) otherwise cooperate with or assist or participate in or facilitate any discussions or negotiations regarding, or furnish or cause to be furnished to any Person or “Group” (as such term is defined in Section 13(d) under the Exchange Act) any non-public information with respect to, or take any other action to facilitate any Inquiries or the making of any proposal that constitutes, or could be reasonably expected to result in, an Alternative Proposal, (E) approve, agree to, accept, endorse or recommend any Alternative Proposal, or (F) enter into any letter of intent, agreement in principle, term sheet, acquisition agreement, merger agreement, option agreement, joint venture agreement, partnership agreement, or other Contract relating to any Alternative Proposal.
6. Representations and Warranties of Parent. Parent hereby represents and warrants to Enstar, Cavello Bay and the Company as follows:
(a) Parent has full legal power and capacity to execute and deliver this Agreement and the Amendment and to perform its obligations hereunder and thereunder. This Agreement and the Amendment have each been duly and validly executed and delivered by Parent and, assuming due authorization, execution and delivery by each other party hereto and thereto, constitute legal, valid and binding obligations of Parent, enforceable against Parent in accordance with their respective terms, except as enforcement may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ rights generally and by general principles of equity (regardless of whether considered in a proceeding in equity or at law).
(b) Except for the applicable requirements of the Exchange Act, (i) no filing with, and no permit, authorization, consent or approval of, any governmental entity is necessary on the part of Parent for the execution, delivery and performance of this Agreement or the Amendment by Parent or the consummation by Parent of the transactions contemplated hereby or thereby (other than, with respect to the Amendment and the transactions contemplated thereby, as set forth in the Merger Agreement) and (ii) none of the execution, delivery or performance of this Agreement or the Amendment by Parent or the consummation by Parent of the transactions contemplated hereby or thereby or compliance by Parent with any of the provisions hereof or thereof shall (A) result in any breach or violation of, or constitute a default (or an event which, with notice or lapse of time or both, would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, or result in the creation of a Lien on any property or asset of Parent pursuant to, any contract to which Parent is a party or by which Parent or any property or asset of Parent is bound or affected or (B) violate any order, writ, injunction, decree, statute, law, rule or regulation applicable to Parent or any of Parent’s properties or assets except, in the case of clause (A) or (B), for breaches, violations or defaults that would not, individually or in the aggregate, materially impair the ability of Parent to perform its obligations hereunder or thereunder on a timely basis.
(c) There is no action, suit, claim, arbitration, investigation, complaint, inquiry or other proceeding pending against Parent or, to the actual knowledge of Parent, any other Person or, to the actual knowledge of Parent, threatened against Parent that restricts or prohibits (or, if successful, would restrict or prohibit) the exercise by Enstar of its rights under this Agreement or by the Company under the Amendment or the performance by Parent of its obligations under this Agreement or the Amendment on a timely basis.
(d) Parent understands and acknowledges that Enstar and Cavello Bay are entering into this Agreement in reliance upon Parent’s execution and delivery of the Amendment and the representations and warranties and covenants of Parent contained herein and would not enter into this Agreement if Parent did not enter into the Amendment.
7. Representations and Warranties of the Company. The Company hereby represents and warrants to Parent, Enstar and Cavello Bay as follows:
(a)  The Company has full legal power and capacity to execute and deliver this Agreement and the Amendment and to perform its obligations hereunder and thereunder. This Agreement and the Amendment have each been duly and validly executed and delivered by the Company and, assuming due authorization, execution and delivery by each other party hereto and thereto, constitute legal, valid and binding obligations of the

Company, enforceable against the Company in accordance with their respective terms, except as enforcement may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ rights generally and by general principles of equity (regardless of whether considered in a proceeding in equity or at law).
(b) Except for the applicable requirements of the Exchange Act, (i) no filing with, and no permit, authorization, consent or approval of, any governmental entity is necessary on the part of the Company for the execution, delivery and performance of this Agreement or the Amendment by the Company or the consummation by the Company of the transactions contemplated hereby or thereby (other than, with respect to the Amendment and the transactions contemplated thereby, as set forth in the Merger Agreement) and (ii) none of the execution, delivery or performance of this Agreement or the Amendment by the Company or the consummation by the Company of the transactions contemplated hereby or thereby or compliance by the Company with any of the provisions hereof or thereof shall (A) result in any breach or violation of, or constitute a default (or an event which, with notice or lapse of time or both, would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, or result in the creation of a Lien on any property or asset of the Company pursuant to, any contract to which the Company is a party or by which the Company or any property or asset of the Company is bound or affected or (B) violate any order, writ, injunction, decree, statute, law, rule or regulation applicable to the Company or any of the Company’s properties or assets except, in the case of clause (A) or (B), for breaches, violations or defaults that would not, individually or in the aggregate, materially impair the ability of the Company to perform its obligations hereunder or thereunder on a timely basis.
(c) There is no action, suit, claim, arbitration, investigation, complaint, inquiry or other proceeding pending against the Company or, to the actual knowledge of the Company, any other Person or, to the actual knowledge of the Company, threatened against the Company that restricts or prohibits (or, if successful, would restrict or prohibit) the exercise by Enstar of its rights under this Agreement or by Parent under the Amendment or the performance by the Company of its obligations under this Agreement or the Amendment on a timely basis.
(d) The Company understands and acknowledges that Enstar and Cavello Bay are entering into this Agreement in reliance upon the Company’s execution and delivery of the Amendment and the representations and warranties and covenants of the Company contained herein and would not enter into this Agreement if the Company did not enter into the Amendment.
8. No Ownership Interest. Nothing contained in this Agreement shall be deemed to vest in Parent any direct or indirect ownership or incidence of ownership of or with respect to any Covered Shares. All ownership and economic benefits of and relating to the Covered Shares shall remain vested in and belong to Enstar or Cavello Bay (as the case may be), and, except as otherwise provided herein, Parent shall have no authority to direct Enstar or Cavello Bay in the voting or disposition of any Covered Shares.
9. Disclosure. Each party hereto hereby authorizes the other parties hereto to publish and disclose in any announcement or disclosure the identity of the parties hereto, the ownership of the Covered Shares and the nature of the obligations under this Agreement, and to disclose a copy of this Agreement, in each case, to the extent required by applicable Law.
10. Merger Agreement. Enstar hereby acknowledges receipt of, and has had an opportunity to read and understand, the Merger Agreement (including any exhibits and schedules thereto) and the Amendment.
11. Expenses. Parent shall, within 10 days of the date hereof, reimburse Enstar for all reasonable, out-of-pocket attorneys’ fees and expenses incurred by Enstar and its controlled Affiliates in connection with its consideration of an Alternative Proposal, including the negotiation of this Agreement and the consummation of the transactions contemplated by this Agreement; provided, however, that Parent shall not be required to reimburse any such fees or expenses in excess of $50,000. Except as otherwise expressly provided herein (including the immediately preceding sentence), each party hereto shall pay all of its own expenses (including attorneys’ and accountants’ fees and expenses) in connection with the negotiation of this Agreement, the performance of its respective obligations hereunder and the consummation of the transactions contemplated by this Agreement.

12. Further Assurances. From time to time, at the request of the other parties hereto and without further consideration, each party hereto shall take such further action as may reasonably be deemed by any of the other parties hereto to be necessary or desirable to consummate and make effective the transactions contemplated by this Agreement.
13. Amendment or Supplement. This Agreement may not be amended, modified or supplemented in any manner, whether by course of conduct or otherwise, except by an instrument in writing specifically designated as an amendment hereto, signed on behalf of each party hereto.
14. Waiver. No failure or delay of any party in exercising any right or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such right or power, or any course of conduct, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the parties hereunder are cumulative and are not exclusive of any rights or remedies which they would otherwise have hereunder. Any agreement on the part of a party to any such waiver shall be valid only if set forth in a written instrument executed and delivered by such party or by a duly authorized officer on behalf of such party.
15. Interpretation. When a reference is made in this Agreement to an Article, a Section or a Schedule, such reference shall be to an Article, a Section or a Schedule of or to this Agreement unless otherwise indicated. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. Any capitalized term used in any Schedule but not otherwise defined therein shall have the meaning assigned to such term in this Agreement. Whenever the words “include,” “includes” or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation.” The words “hereof,” “hereto,” “hereby,” “herein” and “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement. The term “or” is not exclusive. The word “extent” in the phrase “to the extent” shall mean the degree to which a subject or other thing extends, and such phrase shall not mean simply “if.” The definitions contained in this Agreement are applicable to the singular as well as the plural forms of such terms. All pronouns and any variations thereof refer to the masculine, feminine or neuter as the context may require. Any agreement, instrument or Law defined or referred to herein means such agreement, instrument or Law as from time to time amended, modified or supplemented, unless otherwise specifically indicated. References to a Person are also to its successors and permitted assigns. Unless otherwise specifically indicated, all references to “$” will be deemed references to the lawful money of the United States of America. The parties hereto have participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or a question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties hereto, and no presumption or burden of proof shall arise favoring or disfavoring by virtue of the authorship of any provisions of this Agreement.
16. Notices. All notices, requests, claims, demands and other communications under this Agreement shall be in writing and shall be deemed duly given (a) on the date of delivery if delivered personally; (b) on the date sent if sent by facsimile or electronic mail (provided, however, that notice given by facsimile or email shall not be effective unless either (i) a duplicate copy of such facsimile or email notice is promptly given by one of the other methods described in this Section 16 or (ii) the receiving party delivers a written confirmation of receipt of such notice either by facsimile or email or any other method described in this Section 16; (c) on the first Business Day following the date of dispatch if delivered utilizing a next-day service by a recognized next-day courier; or (d) on the earlier of confirmed receipt or the fifth Business Day following the date of mailing if delivered by registered or certified mail, return receipt requested, postage prepaid. All notices hereunder shall be delivered to the addresses set forth below, or pursuant to such other instructions as may be designated in writing by the party to receive such notice:
(i)	If to Parent:
Arch Capital Group Ltd.
Waterloo House, Ground Floor
100 Pitts Bay Road
Pembroke HM 08, Bermuda
Email: LPetrillo@archcapservices.com
Attention: Louis Petrillo
with copies to (which shall not constitute notice):

Cahill Gordon & Reindel LLP
32 Old Slip
New York, New York 10005
Email: kpetillo-decossard@cahill.com
Attention: Kimberly C. Petillo-Décossard
(ii) If to Enstar or Cavello Bay:
Enstar Group Limited
Windsor Place, 3rd Floor
22 Queen Street
Hamilton, HM 11
Bermuda
Email: Paul.OShea@enstargroup.com
Attention: Paul J. O’Shea
with copies to (which shall not constitute notice):
Hogan Lovells US LLP
1735 Market Street, Suite 2300
Philadelphia, Pennsylvania 19103
Email: bob.juelke@hoganlovells.com
Attention: Robert C. Juelke
(iii)	If to the Company:
Watford Holdings Ltd.
Waterloo House, 1st Floor
100 Pitts Bay Road
Pembroke HM 08, Bermuda
Email: lbr@watfordholdings.com
Attention: Laurence Richardson
with copies to (which shall not constitute notice):
Clifford Chance US LLP
31 West 52nd Street, 3rd Floor
New York, New York 10019
Email: gary.boss@cliffordchance.com
john.healy@cliffordchance.com
Attention: Gary Boss
John A. Healy
17. Entire Agreement. This Agreement constitutes the entire agreement and supersedes all prior written agreements, arrangements, communications and understandings and all prior and contemporaneous oral agreements, arrangements, communications and understandings between the parties with respect to the subject matter hereof.
18. No Third-Party Beneficiaries. Nothing in this Agreement, express or implied, is intended to or shall confer upon any Person other than the parties and their respective successors and permitted assigns any legal or equitable right, benefit, claim or remedy of any nature under or by reason of this Agreement.
19. Non-Recourse. This Agreement may only be enforced against, and any claim or cause of action based upon, arising out of or related to this Agreement may only be brought against, the Persons that are expressly named as parties to this Agreement. Except to the extent named as a party to this Agreement, and then only to the extent of the specific obligations of such parties set forth in this Agreement, no past, present or future shareholder, member, partner, manager, director, officer, employee, Affiliate, agent or representative of any party to this Agreement will have any liability (whether in contract, tort, equity or otherwise) for any of the representations, warranties, covenants, agreements or other obligations or liabilities of any of the parties to this Agreement or for any claim based upon, arising out of or related to this Agreement.

20. Governing Law. THIS AGREEMENT, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE AND ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER IN CONTRACT, TORT, EQUITY OR OTHERWISE) DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT OR THE NEGOTIATION, ADMINISTRATION, PERFORMANCE AND ENFORCEMENT HEREOF, SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF DELAWARE, REGARDLESS OF THE LAWS THAT MIGHT OTHERWISE GOVERN UNDER ANY APPLICABLE PRINCIPLES OF CHOICE OR CONFLICTS OF LAWS OF THE STATE OF DELAWARE, EXCEPT TO THE EXTENT THE PROVISIONS OF THE LAWS OF BERMUDA ARE MANDATORILY APPLICABLE TO THE MERGER.
21. Specific Enforcement; Jurisdiction; Venue. The parties acknowledge and agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached, and that monetary damages, even if available, would not be an adequate remedy therefor. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent breaches or threatened breaches of this Agreement and to enforce specifically the performance of the terms and provisions of this Agreement, including failing to take such actions as are required of them hereunder to consummate the transactions contemplated hereby. It is agreed that the parties are entitled to enforce specifically the performance of terms and provisions of this Agreement in any court referred to below, without proof of actual damages (and each party hereby waives any requirement for the securing or posting of any bond in connection with such remedy), this being in addition to any other remedy to which they are entitled at law or in equity. The parties further agree not to assert that a remedy of specific enforcement is unenforceable, invalid, contrary to Law or inequitable for any reason, nor to assert that a remedy of monetary damages would provide an adequate remedy for any such breach. In addition, each of the parties hereto irrevocably agrees that any legal action or proceeding arising out of or relating to this Agreement brought by any party or its Affiliates against any other party or its Affiliates shall be brought and determined in the Court of Chancery of the State of Delaware; provided, that if jurisdiction is not then available in the Court of Chancery of the State of Delaware, then any such legal action or proceeding may be brought in any federal court located in the State of Delaware or any other Delaware state court, in each case, except to the extent that any such proceeding mandatorily must be brought in Bermuda. Each of the parties hereby irrevocably submits to the jurisdiction of the aforesaid courts for itself and with respect to its property, generally and unconditionally, with regard to any such action or proceeding arising out of or relating to this Agreement and the transactions contemplated hereby. Each of the parties agrees not to commence any action, suit or proceeding relating thereto except in the courts described above in Delaware, other than actions in any court of competent jurisdiction to enforce any judgment, decree or award rendered by any such court in Delaware as described herein. Each of the parties further agrees that notice as provided herein shall constitute sufficient service of process and the parties further waive any argument that such service is insufficient. Each of the parties hereby irrevocably and unconditionally waives, and agrees not to assert, by way of motion or as a defense, counterclaim or otherwise, in any action or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby, (a) any claim that it is not personally subject to the jurisdiction of the courts in Delaware as described herein for any reason, (b) that it or its property is exempt or immune from jurisdiction of any such court or from any legal process commenced in such courts (whether through service of notice, attachment prior to judgment, attachment in aid of execution of judgment, execution of judgment or otherwise) and (c) that (i) the suit, action or proceeding in any such court is brought in an inconvenient forum, (ii) the venue of such suit, action or proceeding is improper or (iii) this Agreement, or the subject matter hereof, may not be enforced in or by such courts.
22. Assignment; Successors. Neither this Agreement nor any of the rights, interests or obligations under this Agreement may be assigned or delegated, in whole or in part, by operation of law or otherwise, by any party without the prior written consent of the other parties, and any such assignment without such prior written consent shall be null and void. Subject to the preceding sentence, this Agreement will be binding upon, inure to the benefit of, and be enforceable by, the parties and their respective successors and permitted assigns.
23. Severability. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule or Law, or public policy, (a) such term or other provision shall be fully separable, (b) this Agreement shall be construed and enforced as if such invalid, illegal or unenforceable provision had never comprised a part hereof, and (c) all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as either the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party or such party waives its rights under this Section 23 with respect thereto.

Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner to the end that the transactions contemplated hereby are fulfilled to the extent possible.
24. Waiver of Jury Trial. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY SUIT, ACTION OR OTHER PROCEEDING ARISING OUT OF THIS AGREEMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT. EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH PARTY WOULD NOT, IN THE EVENT OF ANY ACTION, SUIT OR PROCEEDING, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVER AND CERTIFICATIONS IN THIS SECTION 24.
25. Counterparts. This Agreement may be executed in one or more counterparts, including by facsimile or by email with .pdf attachments, all of which shall be considered one and the same agreement, and shall become effective when one or more counterparts have been signed by each of the parties and delivered to the other parties.
26. Affiliates. Enstar hereby covenants and agrees that it shall cause each of its controlled Affiliates, including Cavello Bay, to comply with this Agreement as if each such controlled Affiliate was itself a party to this Agreement.
[The remainder of this page is intentionally left blank; signature page follows.]

IN WITNESS WHEREOF, Parent, Enstar, Cavello Bay and the Company have caused to be executed or executed this Agreement as of the date first written above.
ARCH CAPITAL GROUP LTD.

By:	/s/ François Morin
Name: François Morin
Title: CFO
[Signature Page to Voting and Support Agreement]

ENSTAR GROUP LIMITED

By:	/s/ Paul O’Shea
Name: Paul O’Shea
Title: Director & President
CAVELLO BAY REINSURANCE LIMITED

By:	/s/ Paul C. Bohus
Name: Paul C. Bohus
Title: CEO
[Signature Page to Voting and Support Agreement]

WATFORD HOLDINGS LTD.

By:	/s/ Jon Levy
Name: Jon Levy
Title: Chief Executive Officer
[Signature Page to Voting and Support Agreement]

SCHEDULE A
Cavello Bay Reinsurance Limited, a wholly owned subsidiary of Enstar Group Limited, owns 1,815,858 common shares of the Company, par value $0.01 per share.
C-Sch. A-1

Annex D
11/02/2020
Board of Directors
Watford Holdings, Ltd.
Waterloo House, 1st Floor
100 Pitts Bay Road
Pembroke HM 08, Bermuda
Members of the Board:
We understand that Watford Holdings Ltd. (“Watford” or the “Company”), Arch Capital Group Ltd. (“Arch” or the “Buyer”), and Greysbridge Ltd. (“Merger Sub”), a wholly owned subsidiary of Arch, propose to enter into Amendment No. 1 to Agreement and Plan of Merger, substantially in the form of the draft dated October 31, 2020 (the “Amendment”), which amends the Agreement and Plan of Merger, dated as of October 9, 2020, by and among the Company, Buyer and Merger Sub (the “Original Merger Agreement,” and as so amended the “Amended Merger Agreement”), and which provides, among other things, for the merger of Merger Sub with and into the Company (the “Merger”), with the Company continuing as a wholly owned subsidiary of Arch. Pursuant to the Merger, each outstanding share of common stock, par value $0.01 per share, of the Company (the “Company Common Stock”), other than shares held in treasury or held by Arch, Merger Sub, the Company or any of their respective direct or indirect wholly owned subsidiaries or as to which dissenters’ rights have been perfected (the “Excluded Shares”), will be converted into the right to receive $35.00 per share in cash (the “Consideration”). We further understand that approximately 12.6% of the outstanding shares of the Company Common Stock are owned by Arch. The terms and conditions of the Merger are more fully set forth in the Amended Merger Agreement.
You have asked for our opinion as to whether the Consideration to be received by the holders of shares of the Company Common Stock (other than Excluded Shares) pursuant to the Amended Merger Agreement is fair from a financial point of view to such holders.
For purposes of the opinion set forth herein, we have:
1)	Reviewed certain publicly available financial statements and other business and financial information of the Company;
2)	Reviewed certain internal financial statements and other financial and operating data concerning the Company;
3)	Reviewed certain financial projections prepared by the management of the Company, including both on a standalone basis and under a run-off scenario;
4)	Discussed the past and current operations and financial condition and the prospects of the Company with senior executives of the Company;
5)	Reviewed the reported prices and trading activity for the Company Common Stock;
6)
Compared the financial performance of the Company and the prices and trading activity of the Company Common Stock with that of certain other publicly-traded companies comparable with the Company, and their securities;

7)	Reviewed the financial terms, to the extent publicly available, of certain comparable acquisition transactions;
8)	Participated in certain discussions and negotiations among representatives of the Company and the Buyer and their financial and legal advisors;
9)	Reviewed the Amended Merger Agreement and a draft, dated October 28, 2020, of the Voting Agreement, by and among Arch and Enstar Group Ltd., and certain related documents; and
10)	Performed such other analyses, reviewed such other information and considered such other factors as we have deemed appropriate.

We have assumed and relied upon, without independent verification, the accuracy and completeness of the information that was publicly available or supplied or otherwise made available to us by the Company, and formed a substantial basis for this opinion. With respect to the financial projections of the Company on a standalone basis, we have assumed that they have been reasonably prepared on bases reflecting the best currently available estimates and judgments of the management of the Company of the future financial performance of the Company if the Company continues on a standalone basis. With respect to the financial projections of the Company under a run-off scenario, we have assumed that they have been reasonably prepared on bases reflecting the best currently available estimates and judgments of the management of the Company of the future financial performance of the Company under a run-off scenario. In addition, we have assumed that the Merger will be consummated in accordance with the terms set forth in the Amended Merger Agreement without any waiver, amendment or delay of any terms or conditions, including, among other things, that the definitive Amended Merger Agreement will not differ in any material respect from the draft thereof furnished to us. Morgan Stanley has assumed that in connection with the receipt of all the necessary governmental, regulatory or other approvals and consents required for the proposed Merger, no delays, limitations, conditions or restrictions will be imposed that would have a material adverse effect on the contemplated benefits expected to be derived in the proposed Merger. We are not legal, tax, regulatory or actuarial advisors. We are financial advisors only and have relied upon, without independent verification, the assessment of the Buyer and its legal, tax, regulatory or actuarial advisors with respect to legal, tax, regulatory or actuarial matters. We express no opinion with respect to the fairness of the amount or nature of the compensation to any of the Company’s officers, directors or employees, or any class of such persons, relative to the Consideration to be paid to the holders of shares of the Company Common Stock in the transaction. We express no opinion with respect to the treatment of the Company’s 8½% Cumulative Redeemable Preference Shares in the Merger. We have not made any independent valuation or appraisal of the assets or liabilities of the Company, nor have we been furnished with any such valuations or appraisals. Our opinion is necessarily based on financial, economic, market and other conditions as in effect on, and the information made available to us as of, the date hereof. Events occurring after the date hereof may affect this opinion and the assumptions used in preparing it, and we do not assume any obligation to update, revise or reaffirm this opinion.
In arriving at our opinion, we were not authorized to solicit, and did not solicit, interest from any party with respect to the acquisition, business combination or other extraordinary transaction involving the Company, nor did we negotiate with any of the parties, other than the Buyer and Enstar Group Ltd., which expressed interest to Morgan Stanley in the possible acquisition of the Company or certain of its constituent businesses.
We have acted as financial advisor to the Board of Directors of the Company in connection with this transaction and will receive a fee for our services, a significant portion of which is contingent upon the closing of the Merger. In the two years prior to the date hereof, we have provided financing services for the Company, and have received fees in connection with such services. In the two years prior to the date hereof, we have not been engaged on any financial advisory or financing assignments for Arch, and have not received any fees for such services from Arch during this time. Morgan Stanley may also seek to provide financial advisory and financing services to Arch and the Company and their respective affiliates in the future and would expect to receive fees for the rendering of these services.
Please note that Morgan Stanley is a global financial services firm engaged in the securities, investment management and individual wealth management businesses. Our securities business is engaged in securities underwriting, trading and brokerage activities, foreign exchange, commodities and derivatives trading, prime brokerage, as well as providing investment banking, financing and financial advisory services. Morgan Stanley, its affiliates, directors and officers may at any time invest on a principal basis or manage funds that invest, hold long or short positions, finance positions, and may trade or otherwise structure and effect transactions, for their own account or the accounts of its customers, in debt or equity securities or loans of the Buyer, the Company, or any other company, or any currency or commodity, that may be involved in this transaction, or any related derivative instrument.
This opinion has been approved by a committee of Morgan Stanley investment banking and other professionals in accordance with our customary practice. This opinion is for the information of the Board of Directors of the Company and may not be used for any other purpose or disclosed without our prior written consent, except that a copy of this opinion may be included in its entirety in any filing the Company is required to make with the Securities and Exchange Commission in connection with this transaction if such inclusion is required by applicable law. In addition, Morgan Stanley expresses no opinion or recommendation as to how the shareholders of the Company should vote at the shareholders’ meeting to be held in connection with the Merger.

Based on and subject to the foregoing, we are of the opinion on the date hereof that the Consideration to be received by the holders of shares of the Company Common Stock (other than Excluded Shares) pursuant to the Amended Merger Agreement is fair from a financial point of view to such holders.
Very truly yours,

MORGAN STANLEY & CO. LLC

By:
Dean Scott Managing Director

Annex E
Shareholder approval
106 (1) The directors of each amalgamating or merging company shall submit the amalgamation agreement or merger agreement for approval to a meeting of the holders of shares of the amalgamating or merging company of which they are directors and, subject to subsection (4), to the holders of each class of such shares.
(2) A notice of a meeting of shareholders complying with section 75 shall be sent in accordance with that section to each shareholder of each amalgamating or merging company, and shall—
(a)	include or be accompanied by a copy or summary of the amalgamation agreement or merger agreement; and
(b)	subject to subsection (2A), state—
(i)	the fair value of the shares as determined by each amalgamating or merging company; and
(ii)	that a dissenting shareholder is entitled to be paid the fair value of his shares.
(2A) Notwithstanding subsection (2)(b)(ii), failure to state the matter referred to in that subsection does not invalidate an amalgamation or merger.
(3) Each share of an amalgamating or merging company carries the right to vote in respect of an amalgamation or merger whether or not it otherwise carries the right to vote.
(4) The holders of shares of a class of shares of an amalgamating or merging company are entitled to vote separately as a class in respect of an amalgamation or merger if the amalgamation agreement or merger agreement contains a provision which would constitute a variation of the rights attaching to any such class of shares for the purposes of section 47.
(4A) The provisions of the bye-laws of the company relating to the holding of general meetings shall apply to general meetings and class meetings required by this section provided that, unless the bye-laws otherwise provide, the resolution of the shareholders or class must be approved by a majority vote of three-fourths of those voting at such meeting and the quorum necessary for such meeting shall be two persons at least holding or representing by proxy more than one-third of the issued shares of the company or the class, as the case may be, and that any holder of shares present in person or by proxy may demand a poll.
(5) An amalgamation or merger agreement shall be deemed to have been adopted when it has been approved by the shareholders as provided in this section.
(6) Any shareholder who did not vote in favour of the amalgamation or merger and who is not satisfied that he has been offered fair value for his shares may within one month of the giving of the notice referred to in subsection (2) apply to the Court to appraise the fair value of his shares.
(6A) Subject to subsection (6B), within one month of the Court appraising the fair value of any shares under subsection (6) the company shall be entitled either—
(a)	to pay to the dissenting shareholder an amount equal to the value of his shares as appraised by the Court; or
(b)	to terminate the amalgamation or merger in accordance with subsection (7).
(6B) Where the Court has appraised any shares under subsection (6) and the amalgamation or merger has proceeded prior to the appraisal then, within one month of the Court appraising the value of the shares, if the amount paid to the dissenting shareholder for his shares is less than that appraised by the Court the amalgamated or surviving company shall pay to such shareholder the difference between the amount paid to him and the value appraised by the Court.
E-1

(6C) No appeal shall lie from an appraisal by the Court under this section.
(6D) The costs of any application to the Court under this section shall be in the discretion of the Court.
(7) An amalgamation agreement or merger agreement may provide that at any time before the issue of a certificate of amalgamation or merger the agreement may be terminated by the directors of an amalgamating or merging company, notwithstanding approval of the agreement by the shareholders of all or any of the amalgamating or merging companies.
[Section 106 amended by 1994:22 effective 13 July 1994; amended by 2011 : 43 s. 27 effective 18 December 2011]
E-2

PRELIMINARY - SUBJECT TO COMPLETION

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on [TBD], 2021. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on [TBD], 2021. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. If you submit this proxy card by mail, it must be received no later than 11:59 p.m. Eastern Time on [TBD], 2021.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

D30538-TBD

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

WATFORD HOLDINGS LTD.

PRELIMINARY - SUBJECT TO COMPLETION

Note: Watford Holdings Ltd. will transact no other business at the special general meeting, except such business as may properly be brought before the Watford Holdings Ltd. special general meeting or any adjournment or postponement thereof.

Please sign exactly as your name(s) appear(s) hereon and date. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign and date. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for Watford Holdings Ltd.'s Special General Meeting:
The Notice, Proxy Statement and Proxy Card are available at www.proxyvote.com.

D30539-TBD

PRELIMINARY - SUBJECT TO COMPLETION

WATFORD HOLDINGS LTD.
Special General Meeting of Shareholders
[TBD], 2021
This Proxy is solicited by the Board of Directors

The undersigned hereby appoints Jonathan Levy and Robert Hawley or either of them, as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the common shares, $0.01 par value per share, of Watford Holdings Ltd. held by the undersigned as of the close of business on [TBD] that the undersigned is entitled to vote at the Watford Holdings Ltd. Special General Meeting to be held on [TBD], 2021 starting at [TBD] Atlantic Time, and any adjournment or postponement thereof, with all the powers the undersigned would possess if then and there personally present. Receipt of Notice of Special General Meeting of Shareholders and the related Proxy Statement, dated [TBD], 2021, is hereby acknowledged.

This proxy, when properly executed, will be voted as specified by the undersigned. If no specifications are made, the proxy holders will vote FOR the Merger Proposal, FOR the Compensation Advisory Proposal and FOR the Adjournment Proposal. In accordance with their judgment, the proxy holders, and each of them, are authorized to vote upon any other matters that may properly come before the meeting or any adjournment or postponement thereof. This proxy revokes any prior proxy given by the undersigned.

Continued and to be signed on reverse side

PRELIMINARY - SUBJECT TO COMPLETION

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on [TBD], 2021. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on [TBD], 2021. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. If you submit this proxy card by mail, it must be received no later than 11:59 p.m. Eastern Time on [TBD], 2021.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

D30540-TBD

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

WATFORD HOLDINGS LTD.

PRELIMINARY - SUBJECT TO COMPLETION

Note: Watford Holdings Ltd. will transact no other business at the special general meeting, except such business as may properly be brought before the Watford Holdings Ltd. special general meeting or any adjournment or postponement thereof.

Please sign exactly as your name(s) appear(s) hereon and date. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign and date. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for Watford Holdings Ltd.'s Special General Meeting:
The Notice, Proxy Statement and Proxy Card are available at www.proxyvote.com.

D30541-TBD

PRELIMINARY - SUBJECT TO COMPLETION

WATFORD HOLDINGS LTD.
Special General Meeting of Shareholders
[TBD], 2021
This Proxy is solicited by the Board of Directors

The undersigned hereby appoints Jonathan Levy and Robert Hawley or either of them, as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the 8½% Cumulative Redeemable Preference Shares, $0.01 par value per share, of Watford Holdings Ltd. held by the undersigned as of the close of business on [TBD] that the undersigned is entitled to vote at the Watford Holdings Ltd. Special General Meeting to be held on [TBD], 2021 starting at [TBD] Atlantic Time, and any adjournment or postponement thereof, with all the powers the undersigned would possess if then and there personally present. Receipt of Notice of Special General Meeting of Shareholders and the related Proxy Statement, dated [TBD], 2021, is hereby acknowledged.

This proxy, when properly executed, will be voted as specified by the undersigned. If no specifications are made, the proxy holders will vote FOR the Merger Proposal and FOR the Adjournment Proposal. In accordance with their judgment, the proxy holders, and each of them, are authorized to vote upon any other matters that may properly come before the meeting or any adjournment or postponement thereof. This proxy revokes any prior proxy given by the undersigned.

Continued and to be signed on reverse side